MUNICIPAL BOND FUNDS
                               ANNUAL REPORT
                               For the year ended June 30, 2001

                                                   [ONE GROUP MUTUAL FUNDS LOGO]

                               ONE GROUP(R) SHORT-TERM MUNICIPAL BOND FUND
                               ONE GROUP(R) INTERMEDIATE TAX-FREE BOND FUND
                               ONE GROUP(R) TAX-FREE BOND FUND
                               ONE GROUP(R) MUNICIPAL INCOME FUND
                               ONE GROUP(R) ARIZONA MUNICIPAL BOND FUND
                               ONE GROUP(R) KENTUCKY MUNICIPAL BOND FUND
                               ONE GROUP(R) LOUISIANA MUNICIPAL BOND FUND
                               ONE GROUP(R) MICHIGAN MUNICIPAL BOND FUND
                               ONE GROUP(R) OHIO MUNICIPAL BOND FUND
                               ONE GROUP(R) WEST VIRGINIA MUNICIPAL BOND FUND

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

     This material must be preceded or accompanied by a current prospectus.

Table of Contents
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

Portfolio Performance Review ...............................    2
Schedules of Portfolio Investments .........................   32
Statements of Assets and Liabilities .......................  108
Statements of Operations ...................................  110
Statements of Changes in Net Assets ........................  112
Schedules of Capital Stock Activity ........................  114
Financial Highlights .......................................  118
Notes to Financial Statements ..............................  138
Report of Independent Accountants ..........................  143

                    One Group Short-Term Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Short-Term Municipal Bond Fund (class I shares) posted a total return of 6.52%. (For information on other share classes and performance comparisons to indexes, please see page 4.)

The Federal Reserve Board's (the "Fed") series of rate cuts in the second half of the fiscal year helped the Fund's performance. In addition, by investing in bonds that are insulated from downside movements in interest rates, we maintained an attractive yield. The Fund had much more exposure to LIBOR-indexed floating-rate notes than other funds in its peer group. Although these investments produced a favorable income stream, they offered little price appreciation potential. At a time when other funds were extending their average maturities into a rate-cut environment, we chose to focus on yield and price stability. As a result, the Fund underperformed its benchmark, the Lehman Brothers Short Municipal Bond Index(1) (total return of 7.54%).

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
Early in the fiscal year, the combination of low supply and high demand--at a time of the year when coupon payments, calls and maturities traditionally are greatest--led to a rally that lasted until mid-September. The market was fairly quiet until late November, when the seasonal factors at work early in the fiscal year re-emerged. Despite the Fed's rate cut in January, the municipal market slid as demand waned quickly after the new year. The next few months were fairly stable, but cash inflows picked up as the equity market continued its fall. The short end of the yield curve performed better than the intermediate and long areas of the curve. The market improved in late April after absorbing the new issues that came to market. After that, seasonal factors emerged once again, and the market ended the fiscal year on a positive note.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our strategy is to emphasize yield and relative price stability, compared to other short-term municipal bond funds. As such, we will forego price appreciation potential for yield, as demonstrated by our decision to stick with LIBOR-indexed floating-rate notes in the fiscal year's declining interest rate environment (when interest rates decline, bond prices appreciate). Holding these floating-rate securities, which have daily liquidity, helped us maintain a shorter-than-average duration, compared to similar funds and the benchmark index. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less. In periods of declining interest rates, funds with longer durations experience greater price appreciation.) Given the Fund's short average maturity and the steepness of the yield curve, we weighed the benefits of locking in yields by purchasing longer-maturity bonds against exploiting an inefficient market to capture higher yields on shorter-maturity bonds. Our goal was to generate a higher-than-average yield while reducing share price volatility.

The Fund also had exposure to bonds we had purchased either at significant discounts or at very attractive yields in early 2000. During the year, some of these bonds matured. We sold others at a premium, which generated favorable results for the Fund.

HOW DID THE FUND'S YIELD CHANGE?
With the Fed in easing mode, yields on short-term municipal bonds moved down from 1.75 to 1.00 percentage points during the fiscal year. The Fund's 30-day SEC yield on I shares decreased, from 4.64% on June 30, 2000, to 3.76% on June 30, 2001. (For investors in the 39.6% federal income tax bracket, the 3.76% tax-exempt yield translates to a taxable-equivalent yield of 6.23%.)

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?(2)
The Fund's overall credit quality remained high during the year. On June 30, 2001, 25.5% of the Fund was invested in "AAA/Aaa"-rated securities, 19.0% in "AA/ Aa," 13.8% in "A," 6.3% in "BBB/Baa," and 35.4% in other and non-rated securities as rated by Standard and Poor's and Moody's Investors Service, respectively.

                    One Group Short-Term Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

WHAT IS YOUR OUTLOOK FOR THE FUND?
Our overall investment strategy remains in place. We expect to maintain a shorter duration than our competitors, as we believe the end of the rate-cut cycle is near. We will continue to focus on generating an attractive yield and maintaining relative share-price stability.

/s/ Patrick Morrissey
Patrick Morrissey
Managing Director of Tax-free Investments
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------
(1) The Lehman Brothers Short Municipal Bond Index is an unmanaged index measuring the performance of investment-grade, tax-exempt municipal bonds with a maturity of less than three years. An investor cannot invest directly in an index.

(2) The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and accompanying financial statements for more information about the Fund.

                    One Group Short-Term Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 3                              LEHMAN BROTHERS
                                                               YEAR MUNICIPAL BOND     LIPPER SHORT-TERM       SHORT MUNICIPAL
                                              CLASS I                 INDEX           MUNICIPAL DEBT INDEX          INDEX
                                              -------          -------------------    --------------------     ---------------
5/98                                           10000                  10000                  10000                  10000
6/98                                           10121                  10126                  10095                  10035
6/99                                           10447                  10496                  10442                  10405
6/00                                           10753                  10888                  10768                  10800
6/01                                           11453                  11731                  11400                  11614

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                6.52%       6.38%       3.14%       5.76%       2.76%
--------------------------------------------------------------------------------
  Since Inception       4.39%       4.08%       3.08%       3.54%       3.25%
--------------------------------------------------------------------------------
  Inception Date      5/4/98      5/4/98                  5/4/98
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Pegasus Short Municipal Bond Fund prior to the acquisition by the One Group Short-Term Municipal Bond Fund on March 22, 1999.

The performance of the Short-Term Municipal Bond Fund is measured against the Lehman Brothers Short Municipal Bond Index, an unmanaged index measuring the performance of investment-grade, tax-exempt municipal bonds with a maturity of less than three years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3 Year Municipal Bond Index represents the short-term municipal bond market.

The Lipper Short-Term Municipal Debt Fund Index consists of funds that invest in municipal debt issues with dollar-weighted average maturities of one to three years.

The benchmark index for the Short-Term Municipal Bond Fund has changed from Lehman Brothers 3 Year Municipal Bond Index to the Lehman Brothers Short Municipal Bond Index in order to better represent the investment policies for comparison purposes.

                   One Group Intermediate Tax-Free Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Intermediate Tax-Free Bond Fund (class I shares) posted a total return of 8.85%. (For information on other share classes and performance comparisons to indexes, please see page 7.)

The fund slightly underperformed when compared against it's benchmark, the Lehman Brothers 7 Year Municipal Bond Index(1) (total return of 9.18%). Having a longer duration, the Fund performed well in the rally months of July and August, but fell more precipitously in the down months of January, March and April. (Duration is a measure of a fund's or a bond's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less. In periods of rising interest rates, funds with longer durations experience greater price appreciation.) Our effort to reduce duration in early January helped the Fund from falling further than it would have, had we not shortened the duration. The fund underperformed in April--a month in which bonds with maturities longer than 10 years were hit hard with price reductions, as yields in this maturity range increased.

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
Early in the fiscal year, the combination of low supply and high demand--at a time of the year when coupon payments, calls and maturities traditionally are greatest--led to a rally that lasted until mid-September. The market was fairly quiet until late November when the seasonal factors at work early in the fiscal year re-emerged. Despite a Federal Reserve Board (the "Fed") rate cut in January, the municipal market slid as demand waned quickly after the new year. The next few months were fairly stable, but cash inflows picked up as the equity market continued its fall. A market decline in March and April, fueled by tax season and a rash of new supply, all but wiped out the gains of the previous four months. The market improved in late April after absorbing the new issues that came to market. After that, seasonal factors emerged once again, and the market ended the fiscal year on a positive note.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
After the bond market's poor performance of 1999, we decided in 2000 to introduce more volatility to the portfolio. Our strategy was to attempt to recover some of the losses incurred during 1999. We accomplished this by purchasing deep discount bonds in the intermediate-maturity range, including zero-coupon and low-coupon bonds. We also bought inverse floaters, which are derivative securities that helped increase income and lengthen duration.

Anticipating a market rally in January 2001, we lengthened duration from October through early December 2000. The market did rally in January, and we sold heavily, reinvesting the profits in 15-year maturities. Unfortunately, later in the fiscal year this proved to be less effective than if we had reinvested in shorter-term maturities. The resulting duration was still longer than average, and this led to a more pronounced drop in share price than if we had invested inside of 10 years.

We also purchased premium bonds in the 15- to 20-year maturity range. These bonds added incremental income with a lower duration exposure. We used very liquid bonds for this approach, including specialty state bonds (bonds from states with high income tax rates) with AAA/Aaa and AA/Aa ratings.

HOW DID THE FUND'S YIELD CHANGE?
With interest rates declining in the second half of the fiscal year, the Fund's yield also declined. As of June 30, 2001, the Fund's 30-day SEC yield on I shares was 4.23%, compared to 4.71% on June 30, 2000. (For investors in the 39.6% federal income tax bracket, the 4.23% tax-exempt yield translates to a taxable-equivalent yield of 7.00%.)

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?(2)
The Fund's overall credit quality remained high during the year. On June 30, 2001, 63.5% of the Fund was invested in "AAA/Aaa"-rated securities, 24.2% in "AA/ Aa," 5.6% in "A," 2.8% in "BBB/Baa" and 3.9% in other and non-rated securities as rated by Standard and Poor's and Moody's Investors Service, respectively.

                   One Group Intermediate Tax-Free Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

WHAT IS YOUR OUTLOOK FOR THE FUND?
After selling into the June 2001 rally, we started to shorten the Fund's duration. We expect to maintain a shorter duration than our competitors, as we believe the end of the Fed's rate-cut cycle is near. We will continue to focus on generating an attractive yield and an overall favorable total return.

/s/ Patrick Morrissey
Patrick Morrissey
Managing Director of Tax-free Investments
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------
(1) The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. An investor cannot invest directly in an index.

(2) The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and accompanying financial statements for more information about the Fund.

                   One Group Intermediate Tax-Free Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7     LIPPER INTERMEDIATE     LEHMAN BROTHERS 3-
                                                               YEAR MUNICIPAL BOND       MUNICIPAL FUND       15 YEAR MUNICIPAL
                                              CLASS I                 INDEX                  INDEX                BOND INDEX
                                              -------          -------------------    -------------------     ------------------
6/91                                           10000                  10000                  10000                  10000
6/92                                           10953                  11093                  11028                  11093
6/93                                           12026                  12285                  12119                  12285
6/94                                           12013                  12440                  12239                  12406
6/95                                           12827                  13464                  13066                  13437
6/96                                           13517                  14209                  13725                  14259
6/97                                           14567                  15208                  14659                  15347
6/98                                           15694                  16324                  15678                  16545
6/99                                           15962                  16801                  16023                  17031
6/00                                           16312                  17471                  16462                  17724
6/01                                           17755                  19075                  17894                  19357

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                8.85%       8.56%       3.68%       7.85%       2.85%
--------------------------------------------------------------------------------
  5 year                5.61%       5.34%       4.38%       4.70%       4.37%
--------------------------------------------------------------------------------
  10 year               5.91%       5.65%       5.17%       4.95%       4.95%
--------------------------------------------------------------------------------
  Since Inception       6.18%       5.91%       5.46%       5.21%       5.21%
--------------------------------------------------------------------------------
  Inception Date      9/4/90      9/4/90                  9/4/90
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92) and Class B (1/14/94), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                          One Group Tax-Free Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Tax-Free Bond Fund (class I shares) posted a total return of 9.88%. (For information on other share classes and performance comparisons to indexes, please see page 10.)

The Fund only slightly underperformed its benchmark, the Lehman Brothers Municipal Bond Index(1) (total return of 9.98%), for the one-year period ended June 30, 2001.

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MUNICIPAL MARKET?
Municipal bond prices increased significantly in the fall of 2000 in sympathy with higher prices and lower yields on U.S. Treasury securities. Signs of a weakening economy and a flight-to-quality from declining equity markets fueled the rally. In the first half of 2001, the Federal Reserve Board's (the "Fed") easing activity led to declining yields on shorter-term securities and a steep yield curve (the graphic depiction of the relationship between bond yields and bond maturities). The Fund underperformed in April, when the steepening yield curve caused prices on longer-term bonds to decline. Nevertheless, the market and the Fund recovered in late April and May as continued Fed easing, a weak economy with low inflation, declining equity prices and heavy reinvestment demand for municipal bonds supported the market.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Anticipating a declining yield environment, we positioned the Fund in September 2000 to take advantage of falling yields and rising bond prices (when bond yields decline, bond prices increase). We did this by extending the Fund's duration. (Duration is a measure of a fund's or a bond's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less. In general, in periods of declining interest rates, funds with longer durations experience greater price appreciation.) This strategy was effective because bond prices increased significantly through fiscal year end, and longer-duration bonds increased more in price than shorter-duration bonds. We also heavily invested in call-protected securities, which outperform callable securities in a declining rate environment. (The "call" feature refers to the bond issuer's right to repay, or "call" the bond before the scheduled maturity date. Securities that have call protection are protected from such prepayment.)

Providing a high level of federal tax-exempt current income is one of the Fund's primary goals. As such, we added several A-rated securities that offered attractive yields to the portfolio.

HOW DID THE FUND'S YIELD CHANGE?
The Fund's yield decreased during the year as a result of declining interest rates. As of June 30, 2001, the Fund's 30-day SEC yield on I shares was 4.29%, compared to 4.93% on June 30, 2000. (For investors in the 39.6% federal income tax bracket, the 4.29% tax-exempt yield translates to a taxable-equivalent yield of 7.10%.)

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?(2)
The Fund's overall credit quality remained high, with 59% of the Fund's assets invested in "AAA/Aaa" --as rated by Standard and Poor's and Moody's Investors Service, respectively. Securities rated "AA/Aa" comprised 30% of Fund assets; "A"-rated, 8%; and "BBB/ Baa"-rated, 3%.

                          One Group Tax-Free Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

WHAT IS YOUR OUTLOOK FOR THE FUND?
We expect bond yields to remain low until the economy shows clear signs of a rebound. Our goal is to continue to strive for outperformance on a total return basis and to maintain an attractive SEC yield relative to the peer group. To realize these goals, we will continue to take advantage of yield curve opportunities and to invest in attractive sectors and credits while maintaining a high-quality portfolio.

/s/ Patrick M. Morrissey
Patrick Morrissey
Managing Director of Tax-free Investments
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------
(1) The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole. An investor cannot invest directly in an index.

(2) The Fund's composition is subject to change.
The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
Please refer to the prospectus and accompanying financial statements for more information about the Fund.

                          One Group Tax-Free Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                                        LEHMAN BROTHERS
                                                                                         MUNICIPAL BOND         LIPPER GENERAL
                                              CLASS A                CLASS A*                INDEX           MUNICIPAL DEBT INDEX
                                              -------                --------           ---------------      --------------------
6/91                                           10000                   9550                  10000                  10000
6/92                                           11168                  10665                  11177                  11232
6/93                                           12475                  11913                  12514                  12599
6/94                                           12658                  12088                  12535                  12520
6/95                                           14018                  13387                  13641                  13525
6/96                                           14720                  14057                  14547                  14342
6/97                                           15861                  15147                  15747                  15509
6/98                                           17164                  16392                  17110                  16854
6/99                                           17417                  16633                  17583                  17125
6/00                                           17846                  17043                  18155                  17343
6/01                                           19572                  18690                  19967                  19009

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                9.88%       9.67%       4.76%       8.82%       3.82%
--------------------------------------------------------------------------------
  5 year                6.10%       5.86%       4.89%       5.09%       4.76%
--------------------------------------------------------------------------------
  10 year               7.12%       6.95%       6.45%       6.15%       6.15%
--------------------------------------------------------------------------------
  Since Inception       7.47%       7.34%       6.97%       6.55%       6.55%
--------------------------------------------------------------------------------
  Inception Date      3/1/88      3/1/88                  3/1/88
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class I (2/1/95) and Class B (4/4/95), performance is based on Class A share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Pegasus Municipal Bond Fund prior to the acquisition by the One Group Tax-Free Bond Fund on March 22, 1999. Prior to February 1, 1995, performance for the Class I shares is based on Class A share performance adjusted to reflect the absence of sales charges.

The performance of the Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index generally representative of the municipal bond market as a whole. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper General Municipal Debt Index consists of funds that invest at least 65% of its assets in municipal debt issues in the top four credit ratings.

                        One Group Municipal Income Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Municipal Income Fund (class I shares) posted a total return of 8.77%. (For information on other share classes and performance comparisons to indexes, please see page 13.)

The fund slightly underperformed when compared against its benchmark, the Lehman Brothers 7 Year Municipal Bond Index(1) (total return of 9.18%). The Fund has a bias toward investing in defensive bonds. It's not that we don't look to these bonds for price appreciation, but we expect them to generate income and offer greater insulation from downward price movement compared to average bonds. As such, the Fund is less likely to participate in upside price movement caused by declining interest rates. Given this positioning, we believe the Fund performed very well in a declining interest rate environment.

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
Early in the fiscal year, the combination of low supply and high demand--at a time of the year when coupon payments, calls and maturities traditionally are greatest--led to a rally that lasted until mid-September. The market was fairly quiet until late November, when the seasonal factors at work early in the fiscal year re-emerged. Despite a Federal Reserve Board (the "Fed") rate cut in January, the municipal market slid, as demand waned quickly after the new year. The next few months were fairly stable, but cash inflows picked up as the equity market continued its fall. A market decline in March and April, fueled by tax season and a rash of new supply, all but wiped out the gains of the previous four months. The market improved in late April after absorbing the new issues that came to market. After that, seasonal factors emerged once again and the market ended the fiscal year on a positive note.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
After the bond market sell-off in late 1998 and 1999, we induced more volatility in the Fund to attempt to regain share price. We accomplished this by purchasing deep-discount, intermediate-term housing bonds in late 1999 and early 2000. As rates dropped in the first six months of 2001, many of these bonds jumped in price. We subsequently sold many of these bonds, as the downside appeared to far outweigh the additional upside price appreciation these bonds could have experienced.

We also invested a small portion of the portfolio in derivatives known as "inverse floaters." With the decrease in interest rates, particularly at the short-end of the yield curve, the Fund enjoyed double-digit price increases in these bonds, along with above-average tax-free income streams.

HOW DID THE FUND'S YIELD CHANGE?
Given the six Fed rate cuts during the period, it is understandable that the Fund's yield has declined. As of June 30, 2001, the Fund's 30-day SEC yield on I shares was 4.74%, compared to 5.22% on June 30, 2000. (For investors in the 39.6% federal income tax bracket, the 4.74% tax-exempt yield translates to a taxable-equivalent yield of 7.84%.)

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?(2)
The Fund's overall credit quality remained high during the year. On June 30, 2001, 47.1% of the Fund was invested in "AAA/Aaa"-rated securities (compared to 39% on June 30, 2000), 20% in "AA/Aa" (compared to 25% last year), 14.9% in "A" (compared to 19% last year), 5.8% in "BBB/Baa" (compared to 6% last year) and 12.2% in other and non-rated securities (compared to 12% last year) as rated by Standard and Poor's and Moody's Investors Service, respectively.

                        One Group Municipal Income Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

WHAT IS YOUR OUTLOOK FOR THE FUND?
As the fiscal year came to a close, we started to shorten duration. (Duration is a measure of a fund's or a bond's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) We believe we are near the end of the interest rate-cut cycle and having a shorter duration should prove beneficial to the Fund going forward. The Fund is designed to generate a high level of federal tax-free income. Although we do want to experience share-price appreciation over the long term, our primary objective is to distribute income.

/s/ Patrick M. Morrissey
Patrick Morrissey
Managing Director of Tax-free Investments
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------
(1) The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. An investor cannot invest directly in an index.

(2) The Fund's composition is subject to change.
The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
Please refer to the prospectus and accompanying financial statements for more information about the Fund.

                        One Group Municipal Income Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7      LEHMAN BROTHERS 3-
                                                               YEAR MUNICIPAL BOND     15 YEAR MUNICIPAL     LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                BOND INDEX        MUNICIPAL DEBT INDEX
                                              -------          -------------------     ------------------    --------------------
2/93                                           10000                  10000                  10000                  10000
6/93                                           10303                  10453                  10453                  10439
6/94                                           10444                  10585                  10555                  10542
6/95                                           11118                  11456                  11433                  11255
6/96                                           11734                  12090                  12133                  11822
6/97                                           12613                  12940                  13058                  12627
6/98                                           13632                  13889                  14077                  13505
6/99                                           14049                  14295                  14491                  13802
6/00                                           14094                  14865                  15081                  14180
6/01                                           15330                  16230                  16470                  15414

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*     Class C    Class C*
--------------------------------------------------------------------------------------------------------
  1 year                8.77%       8.56%       3.65%       7.91%       2.91%       7.90%       6.90%
--------------------------------------------------------------------------------------------------------
  5 year                5.49%       5.25%       4.28%       4.56%       4.22%       5.35%       5.35%
--------------------------------------------------------------------------------------------------------
  Since Inception       5.23%       5.06%       4.49%       4.34%       4.34%       4.78%       4.78%
--------------------------------------------------------------------------------------------------------
  Inception Date      2/9/93      2/9/93                  2/9/93                  2/9/93
--------------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/23/93), Class B (1/14/94), and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Municipal Income Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                     One Group Arizona Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Arizona Municipal Bond Fund (class I shares) offered a total return of 7.92%. (For information on other share classes and performance comparisons to indexes, please see page 16.)

The Fund underperformed its benchmark, the Lehman Brothers 7 Year Municipal Bond Index(1) (total return of 9.18%). The Fund's performance suffered from maintaining relatively shorter maturity and duration positions during the first half of the fiscal year, when municipal rates were declining. (Duration is a measure of a fund's or a bond's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less. In periods of declining interest rates, funds with longer durations experience greater price appreciation.)

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
The anticipation of a slower economy and the resulting decline in municipal rates characterized the first six months of the fiscal year. Municipals, particularly longer-term securities, were attractive versus Treasuries. Nevertheless, higher energy prices and full employment kept inflation fears alive, somewhat neutralizing a full-fledged commitment to lower rates.

The speed with which the economy slowed caused a dramatic change in market sentiment in January--from fears of inflation to fears of recession. The result was a very positive downward move in interest rates, fueled by the Federal Reserve's aggressive easing campaign. Nevertheless, even with weak economic numbers municipal rates were relatively flat in the first half of calendar year 2001. But, the demise of technology stocks and the resulting redistribution of assets into income-producing funds were positive factors for the Fund.

HOW DID ARIZONA'S ECONOMY FARE?
The Arizona economy remained strong. Population growth continued throughout the state. As such, housing starts maintained the record setting pace of the previous twelve months. For the first six months of calendar year 2001, sales of existing homes across the metro Phoenix area were running ten percent ahead of 2000's record pace. In addition, strong retail sales continued and the state's unemployment rate of 4.4% in June, 2001, remained below national averages.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?(2)
Throughout the year we decreased the Fund's exposure to high-coupon, short-maturity bonds in favor of longer-duration bonds offering price appreciation in a positive market. The strategy is dictated not by an expectation of lower rates, but by an effort to balance the portfolio's dual needs of current income consistent with the preservation of principal. Moreover, by extending along the yield curve, the Fund was able to distribute income of $0.455/share versus $0.457/share for the previous twelve months despite the overall reduction in interest rates. In addition, we improved the Funds structure or exposure to early calls.

Duration remained relatively unchanged during the fiscal year, moving from 5.32 years on June 30, 2000, to 5.29 years on June 30, 2001. This was a somewhat defensive strategy for the Fund, which proved beneficial in 2001. But, the strategy hurt the Fund's relative performance from July 2000 through December 2000 when longer-term municipal rates were declining.

HOW DID THE FUND'S YIELD CHANGE?
The declining interest rate environment caused the Fund's 30-day SEC yield to decline during the fiscal year, from 4.63% on June 30, 2000, to 3.87% on June 30, 2001. (For investors in the 39.6% federal income tax bracket and 5.0% Arizona state bracket, the 3.87% tax-exempt yield translates into a 6.99% taxable-equivalent yield.)

                     One Group Arizona Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

WHAT IS YOUR OUTLOOK FOR THE FUND?
We plan to maintain the Fund's defensive posture. As it appears all the good news (accommodative monetary and fiscal policies, low inflation) already has been factored into the market. We think some upturn in rates is warranted, but probably not until early 2002, when the market may receive concrete evidence of an expanding economy. For approximately the remainder of 2001, we expect rates to remain fairly stable. A lack of municipal supply and steady demand should help the market. We expect to continue our strategy of moving out of non-performing short-term issues and into maturities within 20 years yielding 5%. Our ongoing goal is to improve the Fund's income stream and minimize share-price fluctuation.

/s/ Patrick M. Morrissey
Patrick Morrissey
Managing Director of Tax-free Investments
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------
(1) The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. An investor cannot invest directly in an index.

(2) The Fund's composition is subject to change.
The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                     One Group Arizona Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7      LEHMAN BROTHERS 3-
                                                               YEAR MUNICIPAL BOND     15 YEAR MUNICIPAL     LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                BOND INDEX        MUNICIPAL DEBT INDEX
                                              -------          -------------------     ------------------    --------------------
6/91                                           10000                  10000                  10000                  10000
6/92                                           11075                  11093                  11093                  11028
6/93                                           12149                  12285                  12285                  12119
6/94                                           12350                  12440                  12406                  12239
6/95                                           13209                  13464                  13437                  13066
6/96                                           13739                  14209                  14259                  13725
6/97                                           14742                  15208                  15347                  14659
6/98                                           15711                  16324                  16545                  15678
6/99                                           16016                  16801                  17031                  16023
6/00                                           16443                  17471                  17724                  16462
6/01                                           17745                  19075                  19357                  17894

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                 7.92%       7.72%       2.90%       7.08%       2.08%
--------------------------------------------------------------------------------
  5 year                 5.25%       4.70%       3.75%       3.40%       3.05%
--------------------------------------------------------------------------------
  10 year                5.90%       5.50%       5.02%       4.49%       4.49%
--------------------------------------------------------------------------------
  Since Inception        6.89%       6.56%       6.34%       5.72%       5.72%
--------------------------------------------------------------------------------
  Inception Date     11/30/79    11/30/79                11/30/79
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of a collective trust fund for the period prior to the commencement of operations of the mutual fund on January 20, 1997, adjusted to reflect the expenses associated with the Fund. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Arizona Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                     One Group Kentucky Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Kentucky Municipal Bond Fund (class I shares) posted a total return of 8.06%. (For information on other share classes and performance comparisons to indexes, please see page 19.)

The Fund's return underperformed the Lehman Brothers 7 Year Municipal Bond Index(1), the Fund's benchmark (total return of 9.18%). Given the declining interest rate environment, the Fund's shorter duration during most of the fiscal year is what led to the underperformance. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less. In periods of declining interest rates, funds with longer durations experience greater price appreciation.)

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
The key event that influenced the municipal market over the past year was the precipitous drop in economic growth. This slowdown eventually led to the Federal Reserve Board (the "Fed") cutting interest rates an unprecedented six times during the first six months of calendar year 2001. In response, tax-free rates fell 60 basis points(2) across the maturity spectrum during the first half of the fiscal year. In the second half, short-term rates dropped another 100 basis points, while intermediate and long-term rates moved up and down but ended the period where they began.

HOW DID KENTUCKY'S ECONOMY FARE?
The Commonwealth continues to experience economic growth, albeit at a slower pace than in the past. As the expansion moves on, the principal driving forces remain the same as those of the recent past. The large metropolitan areas continue to experience growth with gains in the transportation (UPS and a number of auto plant expansions) and service sectors. The small rural segment, however, has not been as fortunate as the state's more traditional industries; apparel, coal and tobacco remain weak. As a result, the state's unemployment rate continues to hover around 4.0%.

As is the case with many states, Kentucky is currently experiencing a slowdown in revenue growth. The strong budgetary practices adopted in the early 1990's have helped to address this situation as steps to insure a balanced budget (reduced expenditures) are already being implemented. These steps coupled with the state's stabilization fund (equal to 4% of General Fund reserves) should keep the Commonwealth financially stable.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our goals are long-term in nature and focus on generating a high, steady stream of tax-free income (both Federal and State) consistent with the preservation of principal. In seeking to realize these goals, we purchased high-quality, full-coupon, intermediate to long-maturity (those maturing in 12 to 18 years) bonds with good call protection. (Call refers to a bond issuer's right to repay, or "call," the bond prior to its maturity date.) In general, lower-coupon issues offer better price performance as interest rates fall, but higher-coupon bonds offer a higher income stream and greater price protection if or when interest rates begin to rise.

The Fund's duration started the fiscal year at 5 years. The shorter duration in a declining interest rate environment hurt the Fund's relative performance. (As interest rates decline, bond prices increase and bond funds with longer durations experience greater price appreciation than bond funds with shorter durations.) By the end of the year we had extended duration to 5.24 years, a slightly-longer-than-average posture.

The subsequent purchases made to lengthen the Fund's duration occurred as tax-free rates became more volatile. Because the supply of Kentucky municipal securities is limited, there are times when we overlook the short-term implications of a purchase. In this instance, we purchased well-structured issues expected to do well over the long term, even though they hindered short-term performance.

HOW DID THE FUND'S YIELD CHANGE?
In response to the decline in tax-free interest rates over the fiscal year, the Fund's 30-day SEC yield on I shares decreased from 4.61% on June 30, 2000, to 3.82% on June 30, 2001. (For investors in the 39.6% federal income tax bracket and the 6.00% Kentucky state bracket, the 3.82% tax-exempt yield translates into a 7.02% taxable-equivalent yield.) The declining interest rate environment also pushed bond prices upward, and the Fund's share price increased.

                     One Group Kentucky Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY? (3)
The Fund's average credit quality remained high during the fiscal year, with 89.6% of the Fund invested in securities rated "AA/Aa" or better by Standard and Poor's and Moody's Investor Service, respectively, on June 30, 2001. This is up from the 84% level of a year ago, and marks a continuation in the improvement in the fund's overall credit quality begun a few years ago when higher credits made up 75% of the portfolio.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The tax-exempt market enters the second half of calendar year 2001 in an environment very different than much of the past decade. In all but a few instances, economic growth had registered a torrid first half pace and interest rates culminated several months of a steady upward movement to the highs of the year. In contrast, the domestic economy is barely moving at this moment, despite the influence of fiscal and monetary policies designed to stimulate more growth. If the economy responds to the Fed's interest rate cuts with the traditional lag time of six to nine months, an economic upturn could begin as early as the fourth quarter of 2001. A stronger economy, faster money-supply growth and historically low interest rates could prove challenging for the fixed-income markets over the next year.

Therefore, the operative word going forward is "caution." As such, we recently implemented a more defensive strategy for the Fund. We plan to keep most, if not all, fund inflows in cash in order to help keep duration shorter. In addition, all purchases will consist of well-structured, higher coupon issues at attractive market levels. Of course, we will alter this defensive strategy if the economy remains weak. But, we believe the period of large, long, sustained downward moves in interest rates may be over for the time being, and greater volatility may become the norm.

/s/ Patrick M. Morrissey
Patrick Morrissey
Managing Director of Tax-free Investments
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------
(1) The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. An investor cannot invest directly in an index.

(2) One basis point equals 1/100th of a percentage point.
(3) The Fund's composition is subject to change.
The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                     One Group Kentucky Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7      LEHMAN BROTHERS 3-
                                                               YEAR MUNICIPAL BOND     15 YEAR MUNICIPAL     LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                BOND INDEX        MUNICIPAL DEBT INDEX
                                              -------          -------------------     ------------------    --------------------
3/93                                           10000                  10000                  10000                  10000
6/93                                           10221                  10142                  10142                  10134
6/94                                           10250                  10270                  10241                  10234
6/95                                           10935                  11115                  11093                  10926
6/96                                           11630                  11730                  11772                  11477
6/97                                           12414                  12555                  12670                  12258
6/98                                           13296                  13476                  13659                  13110
6/99                                           13569                  13870                  14060                  13399
6/00                                           13953                  14423                  14632                  13766
6/01                                           15078                  15748                  15980                  14964

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                8.06%       7.90%       3.01%       7.22%       2.22%
--------------------------------------------------------------------------------
  5 year                5.33%       5.07%       4.11%       4.41%       4.07%
--------------------------------------------------------------------------------
  Since Inception       5.07%       4.84%       4.26%       4.11%       4.11%
--------------------------------------------------------------------------------
  Inception Date     3/12/93     3/12/93                 3/12/93
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (1/20/95) and Class B (3/16/95), performance is based on Class I performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Trademark Kentucky Municipal Bond Fund prior to the acquisition by the One Group Kentucky Municipal Bond Fund on January 20, 1995. Prior to January 20, 1995, performance for Class A shares is based on Class I share performance adjusted to reflect the expenses and sales charges applicable to Class A shares.

The performance of the Kentucky Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                    One Group Louisiana Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Louisiana Municipal Bond Fund (class I shares) posted a total return of 8.56%. (For information on other share classes and performance comparisons to indexes, please see page 22.)

The Fund's return underperformed its benchmark, the Lehman Brothers 7 Year Municipal Bond Index(1) (total return of 9.18%). However, as interest rates decreased throughout the fiscal year, the Fund maintained a slightly-longer-than-average duration, which contributed positively to the Fund's relative performance. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less. In periods of declining interest rates, funds with longer durations experience greater price appreciation.) In addition, the Fund offered a higher income stream which enhanced its total return.

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
The key event that influenced the municipal market over the past year was the precipitous drop in economic growth. This slowdown eventually led to the Federal Reserve Board (the "Fed") cutting interest rates an unprecedented six times during the first six months of 2001. In response, tax-free rates fell 60 basis points(2) across the maturity spectrum during the first half of the fiscal year. In the second half, short-term rates dropped another 100 basis points, while intermediate and long-term rates moved up and down but ended the period where they began.

HOW DID LOUISIANA'S ECONOMY FARE?
The progress Louisiana has been making in its financial picture continued over this past year, even with the slowdown at the national and state levels. This work has manifested itself in the state's credit rating being upgraded (to A from A-) by one of the national rating agencies. In addition, the state has gone from one of the highest in terms of debt per capita to middle of the range over the past decade.

Revenue weakness over the past year has caused some "belt tightening" at the state level in addition to dipping into the Budget Stabilization Fund in order to balance the budget. The recent surge in oil and gas prices has greatly improved the revenue picture making additional cuts unnecessary. In the face of this, employment growth in the state has been able to keep up with the national pace. Unemployment still hovers at a 5% level, but this represents a 20 year low for the state.

The near-term outlook for Louisiana points to a continuation in the improvement of the state's financial picture. The debt incurred in the early 1990s to bring the budget back in line has been retired. This should free up funds for future investments. The energy and chemical industries have been and will remain very important to the state, especially since there has been a renewed emphasis on energy at the national level. Nevertheless, steps have been, and continue to be, made to diversify the economic base to less cyclically sensitive sectors.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our goals are long-term in nature and focus on generating a high, steady stream of tax-free income (both Federal and State) consistent with the preservation of principal. In seeking to realize these goals, we purchased high-quality, full-coupon, intermediate to long-maturity (those maturing in 12 to 18 years) bonds with good call protection. (Call refers to a bond issuer's right to repay, or "call," the bond prior to its maturity date.) In general, lower-coupon issues offer better price performance as interest rates fall, but higher-coupon bonds offer a higher income stream and greater price protection if or when interest rates begin to rise.

The Fund's duration started the fiscal year at 5.52 years. And while migrating slowly downward, retained the slightly-longer-than-average posture throughout most of the period. Having a longer duration in a declining interest rate environment helped the Fund generate attractive price performance. (As interest rates decline, bond prices increase, and bond funds with longer durations experience greater price appreciation than bond funds with shorter durations.)

                    One Group Louisiana Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND'S YIELD CHANGE?
The fiscal year's declining interest rate environment pushed the Fund's 30-day SEC yield on I shares to 3.65%, down from 4.69% on June 30, 2000. (For investors in the 39.6% federal income tax bracket and the 6.00% Louisiana state bracket, the 3.65% tax-exempt yield translates into an 6.71% taxable-equivalent yield.) The declining interest rate environment also pushed bond prices upward which contributed to the Fund's share price increasing.

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?(3)
The Fund's average credit quality remained high during the fiscal year, with 85.8% of the Fund invested in securities rated "AA/Aa" or better by Standard and Poor's and Moody's Investors Service, respectively, on June 30, 2001. This represents a slight increase from the 83.3% level of a year ago.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The tax-exempt market enters the second half of calendar year 2001 in an environment very different than much of the past decade. In all but a few instances, economic growth has registered a torrid first half pace and interest rates culminated several months of a steady upward movement to the highs of the year. In contrast, the domestic economy is barely moving at this moment, despite the influence of fiscal and monetary policies designed to stimulate more growth. If the economy responds to the Fed's interest rate cuts with the traditional lag time of six to nine months, an economic upturn could begin as early the fourth quarter of 2001. A stronger economy, faster money-supply growth and historically low interest rates could prove challenging for the fixed-income markets over the next year.

With that in mind, the operative word going forward is "caution." As such, we recently implemented a more defensive strategy for the Fund. We plan to keep most if not all fund inflows in cash in order to help keep duration shorter. In addition, all purchases will consist of well-structured, higher coupon issues at attractive market levels. Of course, we will alter this defensive strategy if the economy remains weak. But, we believe the period of large, long, sustained downward moves in interest rates may be over for the time being, and greater volatility may become the norm.

/s/ Patrick M. Morrissey
Patrick Morrissey
Managing Director of Tax-free Investments
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------
(1) The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. An investor cannot invest directly in an index.

(2) One basis point equals 1/100th of a percentage point.
(3) The Fund's composition is subject to change.
The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                    One Group Louisiana Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                                             LEHMAN BROTHERS         LIPPER
                                                                         LEHMAN BROTHERS        3-15 YEAR         INTERMEDIATE
                                                                        7 YEAR MUNICIPAL     MUNICIPAL BOND      MUNICIPAL DEBT
                                     CLASS A            CLASS A*           BOND INDEX             INDEX               INDEX
                                     -------            --------        ----------------     ---------------     --------------
6/91                                  10000                9550               10000               10000               10000
6/92                                  10992               10498               11093               11093               11028
6/93                                  12115               11570               12285               12285               12119
6/94                                  12233               11683               12440               12406               12239
6/95                                  13044               12458               13464               13437               13066
6/96                                  13781               13162               14209               14259               13725
6/97                                  14683               14023               15208               15347               14659
6/98                                  15616               14914               16324               16545               15678
6/99                                  15877               15164               16801               17031               16023
6/00                                  16282               15550               17471               17724               16462
6/01                                  17630               16837               19075               19357               17894

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                 8.56%       8.28%       3.39%       7.48%       2.48%
--------------------------------------------------------------------------------
  5 year                 5.32%       5.05%       4.08%       4.38%       4.04%
--------------------------------------------------------------------------------
  10 year                5.94%       5.83%       5.35%       5.05%       5.05%
--------------------------------------------------------------------------------
  Since Inception        6.17%       6.08%       5.66%       5.30%       5.30%
--------------------------------------------------------------------------------
  Inception Date     12/29/89    12/29/89                12/29/89
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class I (3/26/96) and Class B (9/16/94), performance is based on Class A share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Paragon Louisiana Tax-Free Fund for the period before it was acquired by the One Group Louisiana Municipal Bond Fund on March 26, 1996. Prior to March 26, 1996, performance for the Class I shares is based on Class A share performance adjusted to reflect the absence of sales charges.

The performance of the Louisiana Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                     One Group Michigan Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Michigan Municipal Bond Fund (class I shares) posted a total return of 9.29%. (For information on other share classes and performance comparisons to indexes, please see page 25.)

The Fund outperformed it's benchmark, the Lehman Brothers 7 Year Municipal Bond Index(1) (total return of 9.18%). As interest rates declined during the period, the Fund's longer duration contributed to good relative performance. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less. In periods of declining interest rates, funds with longer durations experience greater price appreciation.) In addition, the Fund offered a higher income stream, which enhanced its total return.

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
The key event that influenced the municipal market over the past year was the precipitous drop in economic growth. This slowdown eventually led to the Federal Reserve Board (the "Fed") cutting interest rates an unprecedented six times during the first six months of 2001. In response, tax-free rates fell 60 basis points(2) across the maturity spectrum during the first half of the fiscal year. In the second half, short-term rates dropped another 100 basis points, while intermediate and long-term rates moved up and down but ended the period where they began.

HOW DID MICHIGAN'S ECONOMY FARE?
The Michigan economy, the nation's eighth largest, is displaying some signs of weakening after years of consistent solid growth. A slowdown in the important manufacturing sector has been the primary contributor to this with the corresponding slowing in employment growth and weakening in tax collections. This has been quickly met with a corresponding cut in expenditures mandated by the budgetary restraint measures enacted in the early 1990s to insure a balanced budget. The state continues to rely heavily on the cyclical auto sector. However, steps have been taken to diversify into the more stable service sector in order to reduce the negative impact of slowdowns like the one presently being experienced.

Notwithstanding the current slowdown, the outlook for Michigan remains positive. The large economic base, strong financial position (large "rainy day" fund) and conservative fiscal practices have contributed to the large rating agencies recognizing the state's strengths and raising its credit rating to AAA (the highest).

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our goals are long-term in nature and focus on generating a high, steady stream of tax-free income (both Federal and State), consistent with the preservation of principal. In seeking to realize these goals, we purchased high-quality, full-coupon, intermediate to long-maturity (those maturing in 12 to 20 years) bonds with good call protection. (Call refers to a bond issuer's right to repay, or "call," the bond prior to its maturity date.) In general, lower-coupon issues offer better price performance as interest rates fall, but higher-coupon bonds offer a higher income stream and greater price protection if or when interest rates begin to rise.

The Fund's duration started the fiscal year at 7.05 years--longer than the average duration for the Fund's peer group. The Fund retained this longer than average duration position throughout most of the fiscal year. Having a longer duration in a declining interest rate environment helped the Fund generate attractive price performance. (As interest rates decline, bond prices increase and bond funds with longer durations experience greater price appreciation than bond funds with shorter durations.) But as interest rates continued to fall, the Fund's duration shortened to 5.94 years. This decline was due to technical factors associated with a falling rate environment and not to any strategic effort.

HOW DID THE FUND'S YIELD CHANGE?
In response to the declining interest rate environment, the Fund's 30-day SEC yield on I shares decreased from 4.86% on June 30, 2000, to 3.94% on June 30, 2001. (For investors in the 39.6% federal income tax bracket and the 4.20% Michigan state bracket, the 3.94% tax-exempt yield translates into an 7.01% taxable-equivalent yield.) The declining interest rate environment also pushed bond prices upward, and the Fund's share price increased.

                     One Group Michigan Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?(3)
The Fund's average credit quality remained high during the fiscal year, with 93% of the Fund invested in securities rated "AA/Aa" or better by Standard and Poor's and Moody's Investors Service, respectively, on June 30, 2001. This represents an increase from the 89% level of a year earlier.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The tax-exempt market enters the second half of calendar year 2001 in an environment very different than much of the past decade. In all but a few instances, economic growth had registered a torrid first half pace and interest rates culminated several months of a steady upward movement to the highs of the year. In contrast, the domestic economy is barely moving at this moment, despite the influence of fiscal and monetary policies designed to stimulate more growth. If the economy responds to the Fed's interest rate cuts with the traditional lag time of six to nine months, an economic upturn could begin as early the fourth quarter of 2001. A stronger economy, faster money-supply growth and historically low interest rates could prove challenging for the fixed-income markets over the next year.

With that in mind, the operative word going forward is "caution." As such, we recently implemented a more defensive strategy for the Fund. We plan to keep most, if not all, fund inflows in cash in order to help keep duration low. In addition, all purchases will consist of well-structured, higher coupon issues at attractive market levels. Of course, we will alter this defensive strategy if the economy remains weak. But, we believe the period of large, long, sustained downward moves in interest rates may be over for the time being, and greater volatility may become the norm.

/s/ Patrick M. Morrissey
Patrick Morrissey
Managing Director of Tax-free Investments
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------
(1) The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. An investor cannot invest directly in an index.

(2) One basis point equals 1/100th of a percentage point.

(3) The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                     One Group Michigan Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7       LEHMAN BROTHERS        LIPPER MICHIGAN
                                                               YEAR MUNICIPAL BOND     MICHIGAN MUNICIPAL       MUNICIPAL DEBT
                                              CLASS I                 INDEX                BOND INDEX            FUNDS INDEX
                                              -------          -------------------     ------------------      ---------------
2/93                                           10000                  10000                  10000                  10000
6/93                                           10529                  10453                  10504                  10576
6/94                                           10518                  10585                  10513                  10582
6/95                                           11403                  11456                  11496                  11322
6/96                                           12050                  12090                  12304                  11991
6/97                                           13003                  12940                  13339                  12888
6/98                                           14140                  13889                  14524                  13897
6/99                                           14389                  14295                  14885                  14109
6/00                                           14573                  14865                  15332                  14286
6/01                                           15926                  16230                  15453                  15629

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                9.29%       9.00%       4.11%       8.33%       3.33%
--------------------------------------------------------------------------------
  5 year                5.74%       5.47%       4.50%       4.78%       4.44%
--------------------------------------------------------------------------------
  Since Inception       5.69%       5.53%       4.95%       4.69%       4.69%
--------------------------------------------------------------------------------
  Inception Date       2/1/93      2/1/93                  2/1/93
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period prior to the acquisition by the One Group Michigan Municipal Bond Fund on March 22, 1999.

The performance of the Michigan Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers Michigan Municipal Bond Index is an unmanaged index generally representative of the Michigan Municipal bond market.

The Lipper Michigan Municipal Debt Funds Index is comprised of funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt).

The Lehman Brothers Michigan Municipal Bond Index consists of the average monthly returns of the Lehman Brothers 7-Year Municipal Bond Index for periods prior to April 1993. Thereafter, the data is from the Lehman Brothers Michigan Municipal Bond Index, which corresponds with the initiation of the Lehman Brothers Michigan Municipal Bond Index on April 1, 1993.

                       One Group Ohio Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Ohio Municipal Bond Fund (class I shares) posted a total return of 8.63%. (For information on other share classes and performance comparisons to indexes, please see page 28.)

The Fund's return underperformed it's benchmark, the Lehman Brothers 7 Year Municipal Bond Index(1) (total return of 9.18%). However, as interest rates declined throughout the period, the Fund's longer duration was primarily responsible for some good relative performance. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less. In periods of declining interest rates, funds with longer durations experience greater price appreciation.) In addition, the Fund offered a higher income stream, which enhanced its total return.

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
The key event that influenced the municipal market over the past year was the precipitous drop in economic growth. This slowdown eventually led to the Federal Reserve Board (the "Fed") cutting interest rates an unprecedented six times during the first six months of 2001. In response, tax-free rates fell 60 basis points(2) across the maturity spectrum during the first half of the fiscal year. In the second half, short-term rates dropped another 100 basis points, while intermediate and long-term rates moved up and down but ended the period where they began.

The much-discussed Federal tax cut had little impact on the tax-exempt market, due to the small drop in the marginal income tax rates and the lag in the implementation of the entire tax-relief package.

HOW DID OHIO'S ECONOMY FARE?
The Ohio economy, following the national trend, experienced its first slowdown in eight (8) years as revenues softened and fell below budgeted levels. The state has been diversifying its economic base over the past decade into the less cyclically sensitive finance and service sectors, however, its sizeable manufacturing base came under increasing pressure during the year. In response, the state has proposed a plan to reduce spending 4% below appropriated levels together with employing a portion of the "rainy day" fund (presently 6%+ of General Fund revenues) to meet this year's shortfall. Additional cuts are being contemplated for the out years to restore a balanced budget.

The state's unemployment rate for 2000 was 4.1%; just above the 4.0% national level. This marks a continuation of a close tracking of the national trend as a result of the state's economic diversification efforts.

The near-term outlook for the state continues to be stable due to the size and diversity of its economy together with the conservative financial management practices adopted a number of years ago. The major near-term challenge facing the state, in addition to the economic slowdown, is the still unresolved school funding litigation. The final cost should be manageable as the state has already increased appropriations and formalized a long-term plan that reduces the reliance on property taxes. The state Supreme Court is expected to rule on the plan sometime during the second half of 2001.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our goals are long-term in nature and focus on generating a high, steady stream of tax-free income (both Federal and State), consistent with the preservation of principal. In seeking to realize these goals, we purchased high-quality, full-coupon, intermediate to long-maturity (those maturing in 12 to 18 years) bonds with good call protection. (Call refers to a bond issuer's right to repay, or "call," the bond prior to its maturity date.) In general, lower-coupon issues offer better price performance as interest rates fall, but higher-coupon bonds offer a higher income stream and greater price protection if or when interest rates begin to rise.

The Fund's duration started the fiscal year at 5.89 years--longer than the average duration for the Fund's peer group. As interest rates declined in the second half of the fiscal year, the Fund's duration migrated downward but remained longer than average. Having a longer duration in a declining interest rate environment helped the Fund generate attractive price performance. (As interest rates decline, bond prices increase, and bond funds with longer durations experience greater price appreciation than bond funds with shorter durations.)

                       One Group Ohio Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND'S YIELD CHANGE?
In response to the decline in tax-free interest rates over the fiscal year, the Fund's 30-day SEC yield on I shares decreased from 4.83% on June 30, 2000, to 4.04% on June 30, 2001. (For investors in the 39.6% federal income tax bracket and the 7.23% Ohio state bracket, the 4.04% tax-exempt yield translates into an
7.60 taxable-equivalent yield.) The declining interest rate environment also pushed bond prices upward, and the Fund's share price increased.

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?(3)
The Fund's average credit quality remained high during the fiscal year, with 66.2% of the Fund invested in securities rated "AAA/Aaa" by Standard and Poor's and Moody's Investors Service, respectively, on June 30, 2001.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The tax-exempt market enters the second half of calendar year 2001 in an environment very different than much of the past decade. In all but a few instances, economic growth had registered a torrid first half pace and interest rates culminated several months of a steady upward movement to the highs of the year. In contrast, the domestic economy is barely moving at this moment, despite the influence of fiscal and monetary policies designed to stimulate more growth. If the economy responds to the Fed's interest rate cuts with the traditional lag time of six to nine months, an economic upturn could begin as early the fourth quarter of 2001. A stronger economy, faster money-supply growth and historically low interest rates could prove challenging for the fixed-income markets over the next year.

With that in mind, the operative word going forward is "caution." As such, we recently implemented a more defensive strategy for the Fund. We plan to keep most if not all fund inflows in cash in order to help keep duration shorter. In addition, all purchases will consist of well-structured, higher coupon issues at attractive market levels. Of course, we will alter this defensive strategy if the economy remains weak. But, we believe the period of large, long, sustained downward moves in interest rates may be over for the time being, and greater volatility may become the norm.

/s/ Patrick M. Morrissey
Patrick Morrissey
Managing Director of Tax-free Investments
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------
(1) The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. An investor cannot invest directly in an index.

(2) One basis point equals 1/100th of a percentage point.

(3) The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                       One Group Ohio Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7      LEHMAN BROTHERS 3-
                                                               YEAR MUNICIPAL BOND     15 YEAR MUNICIPAL     LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                BOND INDEX        MUNICIPAL DEBT INDEX
                                              -------          -------------------     ------------------    --------------------
7/91                                           10000                  10000                  10000                  10000
6/92                                           11061                  11093                  11093                  11028
6/93                                           12325                  12285                  12285                  12119
6/94                                           12334                  12440                  12406                  12239
6/95                                           13083                  13464                  13437                  13066
6/96                                           13827                  14209                  14259                  13725
6/97                                           14825                  15208                  15347                  14659
6/98                                           15883                  16324                  16545                  15678
6/99                                           16176                  16801                  17031                  16023
6/00                                           16532                  17471                  17724                  16462
6/01                                           17959                  19075                  19357                  17894

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                8.63%       8.32%       3.48%       7.67%       2.67%
--------------------------------------------------------------------------------
  5 year                5.37%       5.10%       4.12%       4.43%       4.09%
--------------------------------------------------------------------------------
  Since Inception       6.03%       5.80%       5.31%       5.14%       5.14%
--------------------------------------------------------------------------------
  Inception Date       7/2/91      7/2/91                  7/2/91
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92) and Class B (1/14/94), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Ohio Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                  One Group West Virginia Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group West Virginia Municipal Bond Fund (class I shares) posted a total return of 8.53%. (For information on other share classes and performance comparisons to indexes, please see page 31.)

The Fund's return underperformed it's benchmark, the Lehman Brothers 7 Year Municipal Bond Index(1) (total return of 9.18%). However, as interest rates declined throughout the year, the portfolio's longer duration led to good relative performance. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less. In periods of declining interest rates, funds with longer durations experience greater price appreciation.) In addition, the Fund offered a higher income stream, which enhanced its total return.

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
The key event that influenced the municipal market over the past year was the precipitous drop in economic growth. This slowdown eventually led to the Federal Reserve Board (the "Fed") cutting interest rates an unprecedented six times during the first six months of 2001. In response, tax-free rates fell 60 basis points(2) across the maturity spectrum during the first half of the fiscal year. In the second half, short-term rates dropped another 100 basis points, while intermediate and long-term rates moved up and down but ended the period where they began.

The much-discussed Federal tax cut had little impact on the tax-exempt market, due to the small drop in the marginal income tax rates and the lag in the implementation of the entire tax-relief package.

HOW DID WEST VIRGINIA'S ECONOMY FARE?
West Virginia continues to make progress in transforming its financial position from one of the weakest 10 years ago to one on very solid fiscal ground. The major factors leading to this are: budgetary reforms instituted to better match trends in revenues and expenditures along with a diversification of its economic base from the cyclical mining and metals manufacturing sectors to the more stable service sector (tourism, federal & state government). Presently, the metal-extraction sector makes-up less than 5% of the state's employment base versus a 14% level in the mid-1980s. In the process, the state's unemployment rate has declined from double digits to approximately 5%; the lowest in 30 years.

Despite the progress listed above, the state did incur a slowdown in revenue growth over the past year. This slowdown, principally due to a decline in coal prices and production, triggered a 3% pro rata reduction in expenses. There has been a recent rebound in coal prices which, coupled with the presence of the state's Rainy Day Fund suggests the state should be able to meet its obligations without resorting to more draconian measures. In addition, the legislature is proceeding with the $4 billion pension bond issuance to address the large under-funded pension liability. This is designed to decrease the annual cost of meeting the court mandated amortization schedule.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Because we limit our investment selections to the state of West Virginia, we consider bonds in all market sectors. Our goals are long-term in nature and focus on generating a high, steady stream of tax-free income (both Federal and State), consistent with the preservation of principal. In seeking to realize these goals, we purchased high-quality, full-coupon, intermediate to long-maturity (those maturing in 12 to 18 years) bonds with good call protection. (Call refers to a bond issuer's right to repay, or "call," the bond prior to its maturity date.) In general, lower-coupon issues offer better price performance as interest rates fall, but higher-coupon bonds offer a higher income stream and greater price protection if or when interest rates begin to rise.

At 5.83 years, the Fund's duration started the fiscal year longer than the peer group average. We maintained a longer-than-average position throughout the year, as interest rates declined. Having a longer duration in a declining interest rate environment helped the Fund generate attractive price performance. (As interest rates decline, bond prices increase, and bond funds with longer durations experience greater price appreciation than bond funds with shorter durations.)

                  One Group West Virginia Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND'S YIELD CHANGE?
In response to the decline in tax-free interest rates over the fiscal year, the Fund's 30-day SEC yield on I shares decreased from 4.83% on June 30, 2000, to 4.02% on June 30, 2001. (For investors in the 39.6% federal income tax bracket and the 6.50% West Virginia state bracket, the 4.02% tax-exempt yield translates into an 7.46% taxable-equivalent yield.) The declining interest rate environment also pushed bond prices upward, and the Fund's share price increased.

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?(3)
The Fund's average credit quality remained high during the fiscal year, with 88.3% of the Fund invested in securities rated "AA/Aa" or better by Standard and Poor's and Moody's Investors Service, respectively, on June 30, 2001. This is an increase from last year's level of 83%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The tax-exempt market enters the second half of calendar year 2001 in an environment very different than much of the past decade. In all but a few instances, economic growth had registered a torrid first half pace and interest rates culminated several months of a steady upward movement to the highs of the year. In contrast, the domestic economy is barely moving at this moment, despite the influence of fiscal and monetary policies designed to stimulate more growth. If the economy responds to the Fed's interest rate cuts with the traditional lag time of six to nine months, an economic upturn could begin as early as the fourth quarter of 2001. A stronger economy, faster money-supply growth and historically low interest rates could spell problems for the fixed-income markets over the next year.

With that in mind, the operative word going forward is "caution." As such, we recently implemented a more defensive strategy for the Fund. We plan to keep most if not all fund inflows in cash in order to help keep duration shorter. In addition, all purchases will consist of well-structured, higher coupon issues at attractive market levels. Of course, we will alter this defensive strategy if the economy remains weak. But, we believe the period of large, long, sustained downward moves in interest rates may be over for the time being, and greater volatility may become the norm.

/s/ Patrick M. Morrissey
Patrick Morrissey
Managing Director of Tax-free Investments
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------
(1) The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. An investor cannot invest directly in an index.

(2) One basis point equals 1/100th of a percentage point.

(3) The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                  One Group West Virginia Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7                             LEHMAN BROTHERS 3-
                                                               YEAR MUNICIPAL BOND    LIPPER INTERMEDIATE     15 YEAR MUNICIPAL
                                              CLASS I                 INDEX           MUNICIPAL DEBT INDEX        BOND INDEX
                                              -------          -------------------    --------------------    ------------------
6/91                                           10000                  10000                  10000                  10000
6/92                                           10867                  11093                  11028                  11093
6/93                                           11748                  12285                  12119                  12285
6/94                                           12126                  12440                  12239                  12406
6/95                                           12811                  13464                  13066                  13437
6/96                                           13399                  14209                  13725                  14259
6/97                                           14388                  15208                  14659                  15347
6/98                                           15447                  16324                  15678                  16545
6/99                                           15712                  16801                  16023                  17031
6/00                                           16145                  17471                  16462                  17724
6/01                                           17522                  19075                  17894                  19357

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                 8.53%       8.19%       3.34%       7.49%       2.49%
--------------------------------------------------------------------------------
  5 year                 5.51%       5.29%       4.32%       4.62%       4.28%
--------------------------------------------------------------------------------
  10 year                5.77%       5.52%       5.04%       4.84%       4.84%
--------------------------------------------------------------------------------
  Since Inception        6.85%       6.61%       6.33%       5.92%       5.92%
--------------------------------------------------------------------------------
  Inception Date      12/31/83    12/31/83                12/31/83
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of a collective trust fund for the period prior to the commencement of operations of the mutual fund on January 20, 1997, adjusted to reflect the expenses associated with the Fund. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the West Virginia Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

One Group Mutual Funds
Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 MUNICIPAL BONDS (68.4%):
Alabama (0.3%):
 $   500    21st Century Tobacco Settlement
              Revenue, 5.25%, 12/1/03 ...........  $    508
                                                   --------
Arizona (2.3%):
   1,000    Gila County IDA, Revenue, Cobre
              Valley Community Hospital, 5.38%,
              12/1/07 ...........................     1,031
   2,000    Salt River Project, Agriculture
              Improvement & Power District,
              Electric Systems Revenue, Series A,
              5.63%, 1/1/06 .....................     2,149
     105    Sedona, Certificates of
              Participation, 6.25%, 7/1/01 ......       105
                                                   --------
                                                      3,285
                                                   --------
Arkansas (2.4%):
     150    Conway Hospital Revenue, Series A,
              4.50%, 8/1/01 .....................       150
     260    Conway Hospital Revenue, Series B,
              4.50%, 8/1/01 .....................       260
     250    Conway Hospital Revenue, Series A,
              4.70%, 8/1/02 .....................       252
     270    Conway Hospital Revenue, Series B,
              4.70%, 8/1/02 .....................       272
     260    Conway Hospital Revenue, Series A,
              4.90%, 8/1/03 .....................       262
     285    Conway Hospital Revenue, Series B,
              4.90%, 8/1/03 .....................       287
   2,000    Fort Smith Sales and Use Tax Revenue
              Series A, 4.00%, 12/1/06 ..........     2,012
                                                   --------
                                                      3,495
                                                   --------
California (0.3%):
     400    San Diego County, Certificates of
              Participation, 4.70%, 9/1/02 ......       403
                                                   --------
Colorado (11.8%):
   4,250    Arapahoe County, Highway Revenue,
              Series C, 0.00%, 8/31/15, Callable
              8/31/05 @ 48.60 ...................     1,764
   1,000    Boulder County, Hospital Revenue,
              Longmont Hospital Project, 5.05%,
              12/1/05 ...........................     1,037
     180    Cordillera Mountain Metro District,
              GO, Series A, Eagle County, 5.10%,
              12/1/05 ...........................       184
     500    Denver City & County, Airport
              Revenue, AMT, 5.50%, 11/15/03 .....       523
   1,770    Denver City & County, Airport
              Revenue, AMT, 6.75%, 11/15/13,
              Callable 11/15/02 @ 102, MBIA .....     1,881
   9,750    Denver City & County, School District
              #1, GO, Series A, 0.00%,
              12/1/06 ...........................     7,791

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $   405    Denver City & County, Water Revenue,
              6.60%, 11/15/06, Callable 11/15/01
              @ 101 .............................  $    415
     535    Foothills Park & Recreation District,
              Subdistrict A, GO, 0.00%, 12/1/04,
              FSA ...............................       470
     230    Foothills Park & Recreation,
              Subdistrict A, GO, 0.00%, 12/1/05,
              FSA ...............................       193
   1,360    Housing Finance Authority, GO, 6.80%,
              8/1/14, Callable 8/1/02 @ 102 .....     1,444
   1,485    San Miguel County, Mountain Village
              Metropolitan District, GO, 8.10%,
              12/1/11, Callable 12/1/02 @ 101 ...     1,560
                                                   --------
                                                     17,262
                                                   --------
Delaware (1.8%):
   2,625    Clipper Caraval Tax-Exempt Certified
              Trust, Revenue, Series 98-1, 4.50%,
              10/6/05, AMBAC ....................     2,627
                                                   --------
District of Columbia (1.6%):
     810    Housing Finance Agency, Multi-Family
              Housing Revenue, Haven House
              Cooperative Project, Series B, AMT,
              5.55%, 12/1/22 ....................       833
   1,500    Housing Finance Agency, Multi-Family
              Mortgage Revenue, Congress Park
              Plaza Project, Series A, 6.20%,
              11/20/03, GNMA ....................     1,547
                                                   --------
                                                      2,380
                                                   --------
Florida (3.9%):
   2,785    Capital Projects Finance Authority
              Revenue, AAAE Airports Project
              Series I, 4.25%, 6/1/05, LOC:
              MBIA ..............................     2,842
   2,750    Hillsborough County Hospital
              Authority, Hospital Revenue, Tampa
              General Hospital Project, 6.38%,
              10/1/13, Callable 10/1/02 @ 102 ...     2,887
                                                   --------
                                                      5,729
                                                   --------
Georgia (1.8%):
     200    Fulton County Residential Care
              Facilities, Revenue, Canterbury
              Court Project, 4.80%, 10/1/02 .....       205
     215    Fulton County Residential Care
              Facilities, Revenue, Canterbury
              Court Project, 4.95%, 10/1/03 .....       224
   2,135    Savannah Economic Development
              Revenue, College of Art & Design,
              Inc. Project, 6.00%, 10/1/03 ......     2,188
                                                   --------
                                                      2,617
                                                   --------

                                       32
Continued

One Group Mutual Funds
Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
 Hawaii (0.7%):
 $ 1,000    State, GO, Series CP, 5.50%, 10/1/06,
              FGIC ..............................  $  1,078
                                                   --------
Idaho (3.0%):
   1,025    Idaho Student Loan Fund Marketing
              Association, Inc., Student Loan
              Revenue, Series C, 5.10%,
              4/1/02 ............................     1,028
   1,800    Indianapolis Public Improvement Bond,
              Revenue, Series A, 5.00%,
              7/1/05 ............................     1,883
   1,400    Indianapolis Public Improvement Bond,
              Revenue, Series A, 5.00%,
              7/1/06 ............................     1,468
                                                   --------
                                                      4,379
                                                   --------
Illinois (3.0%):
   1,735    Cook County High School District #202
              Evanston Township, Capital
              Appreciation, GO, 0.00%, 12/1/04,
              FSA ...............................     1,526
     705    Decatur Economic Development Revenue,
              7.75%, 6/1/07, Callable 6/1/02 @
              102 ...............................       732
   1,000    Onterie Center Housing Finance Corp.,
              Mortgage Revenue, 7.05%, 7/1/27,
              Callable 7/1/02 @ 102 .............     1,043
   1,000    Quincy Blessing Hospital Revenue,
              5.25%, 11/15/01 ...................     1,005
                                                   --------
                                                      4,306
                                                   --------
Indiana (2.7%):
   3,900    Fremont, IDR, Consolidated
              Freightways Corp. Project, 5.25%,
              5/1/04 ............................     3,905
                                                   --------
Kentucky (1.4%):
   1,000    Carrollton & Henderson Public Energy
              Authority, Gas Revenue, Series B,
              4.20%, 1/1/05, FSA ................       981
   1,000    Winchester Industrial Building
              Revenue, 7.75%, 7/1/12, Callable
              7/1/02 @ 102 ......................     1,040
                                                   --------
                                                      2,021
                                                   --------
Maine (1.0%):
   1,475    Educational Loan Marketing Corp.,
              Student Loan Revenue, AMT, 6.90%,
              11/1/03 ...........................     1,514
                                                   --------
Massachusetts (0.7%):
   1,000    New England Education Loan Marketing
              Corp., Revenue, Student Loan
              Revenue, Series A, AMT, 5.70%,
              7/1/05 ............................     1,059
                                                   --------
Michigan (0.7%):
   1,000    State Building Authority, Revenue
              Facilities Program, Series I,
              5.00%, 10/15/06 ...................     1,057
                                                   --------

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Mississippi (0.0%):
 $    20    Region IV Finance Corp., Mortgage
              Revenue, Greentree Apartments,
              Series C, 6.88%, 8/1/02 ...........  $     20
                                                   --------
Missouri (4.9%):
     205    Fenton Tax Increment Revenue, Gravois
              Bluffs, 5.30%, 10/1/05 ............       207
     310    Fenton Tax Increment Revenue, Gravois
              Bluffs, 5.50%, 10/1/06 ............       315
   2,000    St. Louis Airport Revenue, 6.25%,
              1/1/03 ............................     2,050
   4,570    St. Louis, IDA, Multi-Family Housing
              Revenue, 5.22%, 11/15/29, Putable
              11/15/04 @ 100 ....................     4,606
                                                   --------
                                                      7,178
                                                   --------
New York (0.3%):
     500    New York Tobacco Trust I, Revenue,
              5.25%, 6/1/03 .....................       508
                                                   --------
Ohio (8.2%):
     210    Capital Corp. for Housing, Mortgage
              Revenue, Bella Vista, Series G,
              7.25%, 2/1/02 .....................       211
     105    Capital Corp. for Housing, Mortgage
              Revenue, 6.75%, 2/1/03 ............       106
     455    Capital Corp. for Housing, Mortgage
              Revenue, Section 8, Series O,
              6.75%, 2/1/05, FHA ................       470
     100    Capital Corp., Housing Mortgage
              Revenue, Section 8-C, 7.00%,
              2/1/05, Callable 8/1/03 @ 100,
              FHA ...............................       100
     200    Capital Corp., Housing Mortgage
              Revenue, Section 8-F, 7.00%,
              2/1/05, Callable 8/1/03 @ 100,
              FHA ...............................       200
   1,800    Franklin County Housing Revenue,
              Gender Road Limited Partnership
              Project, AMT, 5.05%, 7/1/05 .......     1,876
   1,275    Franklin County, EDR, Capitol South
              Community Urban, 4.75%, 6/1/05 ....     1,289
   3,115    Hamilton County, Hospital Facilities
              Revenue, Bethesda Hospital, Series
              A, 6.25%, 1/1/12, Callable 1/1/03 @
              102 ...............................     3,190
   1,330    Mount Vernon, IDR, Rogate Industries,
              5.90%, 3/1/03, Callable 3/1/02 @
              100 ...............................     1,331

                                       33
Continued

One Group Mutual Funds
Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 2,925    State, EDR, Sysco Food Services -
              Cleveland, 6.60%, 12/1/03 .........  $  3,134
                                                   --------
                                                     11,907
                                                   --------
Oklahoma (1.8%):
     500    Grady County, Individual Authority,
              Lease Revenue, Correctional
              Facilities, 5.00%, 11/1/04,
              MBIA ..............................       521
   2,000    Housing Finance Agency, Multi-Family
              Housing Revenue, Rental Series A-3,
              5.50%, 11/1/25, Callable 5/1/05 @
              100, FNMA .........................     2,098
                                                   --------
                                                      2,619
                                                   --------
Oregon (3.4%):
   1,000    Clackamas Community College District,
              GO, 5.25%, 12/1/09, Callable 6/1/03
              @ 104 .............................     1,056
   1,400    Clackamas County Hospital Facility
              Authority, Revenue, Kaiser
              Permanente, Series A, 6.50%,
              4/1/11, Callable 8/20/01 @ 102 ....     1,429
   2,500    Port Morrow, PCR, Portland General
              Electric Co., Series A, 4.60%,
              5/1/33 ............................     2,505
                                                   --------
                                                      4,990
                                                   --------
South Carolina (2.2%):
   3,080    Greenville Hospital Systems, Hospital
              Facilities Revenue, Series A,
              5.10%, 5/1/05 .....................     3,211
                                                   --------
Tennessee (0.8%):
   1,115    Dyer County, Industrial Development
              Board, IDR, Association Project -
              Kroger Co., 6.00%, 2/1/07, Callable
              2/1/04 @ 102 ......................     1,112
                                                   --------
Texas (2.0%):
   1,000    Lewisville Combination Contract
              Revenue, 4.90%, 11/1/02 ...........     1,018
   1,555    Southeast, Housing Finance Corp.,
              Residual Revenue, Series A, 0.00%,
              11/1/14, Prerefunded 5/1/05 @
              56.09, ETM ........................       751
   1,070    State Department of Housing &
              Community Affairs, Single Family
              Revenue, Series E, 5.00%,
              3/1/03 ............................     1,095
                                                   --------
                                                      2,864
                                                   --------
Utah (1.7%):
   2,700    Associated Municipal Power Systems
              Revenue, Capital Appreciation,
              Hunter Project, 0.00%, 7/1/03,
              AMBAC .............................     2,525
                                                   --------

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Vermont (0.9%):
 $ 1,250    University & State Agricultural
              College, Revenue, Series 73A,
              5.80%, 7/1/13, Callable 7/1/01 @
              100 ...............................  $  1,251
                                                   --------
Virgin Islands (0.4%):
     240    University of the Virgin Islands,
              Refunding & Improvement, Series A,
              4.85%, 12/1/03, ACA ...............       246
     385    University of the Virgin Islands,
              Refunding & Improvement, Series A,
              5.05%, 12/1/05, ACA ...............       398
                                                   --------
                                                        644
                                                   --------
Washington (2.4%):
   1,000    State Public Power Supply System,
              Nuclear Project #2, 4.80%,
              7/1/04 ............................     1,034
     330    State Public Power Supply System,
              Nuclear Project #3, 7.38%, 7/1/04,
              Callable 7/1/01 @ 101 .............       337
   2,000    State Public Power Supply System,
              Nuclear Project #2, Revenue, Series
              A, 6.10%, 7/1/06 ..................     2,184
                                                   --------
                                                      3,555
                                                   --------
  Total Municipal Bonds                             100,009
                                                   --------
DAILY DEMAND NOTES (2.1%):
California (2.1%):
   3,000    Pollution Control Financing
              Authority, PCR, 3.80%, 11/1/26,
              LOC: Bank of America* .............     3,000
                                                   --------
  Total Daily Demand Notes                            3,000
                                                   --------
WEEKLY DEMAND NOTES (11.2%):
Colorado (0.7%):
   1,000    Housing Finance Authority,
              Multi-Family Housing Revenue,
              Series B-3, AMT, 2.85%, 10/1/35,
              FHLB* .............................     1,000
                                                   --------
Illinois (9.3%):
  13,550    Lakemoor Multi-Family Housing
              Revenue, Series A, 3.35%,
              12/1/20* ..........................    13,550
                                                   --------
Michigan (0.7%):
   1,000    Strategic Fund, LO, Revenue, West
              Riverbank L.P. Project, 2.85%,
              11/1/06, LOC: Old Kent Bank* ......     1,000
                                                   --------
Minnesota (0.4%):
     500    Rochester Health Care Facility
              Revenue, Mayo Medical Center,
              Series E, 3.50%, 11/15/12, Callable
              11/15/02 @ 102* ...................       527
                                                   --------

                                       34
Continued

One Group Mutual Funds
Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
 Texas (0.1%):
 $   200    Tarrant County, Housing Finance Corp.
              Revenue, 2.75%, 2/15/28, FNMA* ....  $    200
                                                   --------
  Total Weekly Demand Notes                          16,277
                                                   --------
MONTHLY DEMAND NOTES (19.9%):
Arizona (2.8%):
   4,100    Pima County, IDA, Single Family
              Mortgage Revenue, 3.57%,
              10/25/10* .........................     4,100
                                                   --------
California (1.8%):
   2,544    Anaheim Housing Authority, Multi-
              Family Housing Revenue, AMT, 5.03%,
              2/15/33* ..........................     2,570
                                                   --------
Colorado (5.0%):
   6,675    El Paso, Single Family Mortgage
              Revenue, 3.60%, 5/1/30* ...........     6,675
     700    Health Facilities Authority Revenue,
              West Regional Mental Hospital,
              4.30%, 6/1/18, Mandatory Tender
              7/15/01 @ 100* ....................       700
                                                   --------
                                                      7,375
                                                   --------
District of Columbia (2.4%):
   3,500    Housing Finance Agency, Single Family
              Mortgage Revenue, 3.38%,
              12/1/33* ..........................     3,500
                                                   --------

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MONTHLY DEMAND NOTES, CONTINUED:
Florida (0.4%):
 $   617    Lee County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, Series A, 3.38%,
              10/1/29* ..........................  $    617
                                                   --------
Maryland (3.5%):
   5,040    Prince Georges County Housing
              Authority, Single Family Mortgage
              Revenue, 3.60%, 6/1/33* ...........     5,040
                                                   --------
Texas (4.0%):
   1,813    Collin County, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              6.29%, 7/25/05* ...................     1,813
   2,932    Denton County, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              3.57%, 5/1/05* ....................     2,933
   1,063    Grand Prairie, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              3.88%, 7/25/05* ...................     1,063
                                                   --------
                                                      5,809
                                                   --------
  Total Monthly Demand Notes                         29,011
                                                   --------
Total (Cost $147,126)(a)                           $148,297
                                                   ========

------------
Percentages indicated are based on net assets of $145,948.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $1,189
                   Unrealized depreciation......................     (18)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $1,171
                                                                  ======

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June, 30 2001.

See notes to financial statements.

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS (94.9%):
Alabama (1.6%):
 $ 1,000    21st Century Authority, Tobacco
              Settlement Revenue, 5.00%,
              12/1/07 ...........................  $  1,010
   1,000    21st Century Authority, Tobacco
              Settlement Revenue, 5.15%, 12/1/10,
              Callable 6/1/10 @ 102 .............     1,009
   1,510    21st Century Authority, Tobacco
              Settlement Revenue, 5.25%, 12/1/11,
              Callable 6/1/10 @ 102 .............     1,519
   3,500    Courtland Industrial Development
              Board, Solid Waste Disposal
              Revenue, Series A, AMT, 6.50%,
              9/1/25, Callable 9/1/05 @ 102 .....     3,587
   4,300    University of Alabama, University
              Revenues, 5.50%, 10/1/12, Callable
              10/1/09 @ 100, FGIC ...............     4,580
                                                   --------
                                                     11,705
                                                   --------
Alaska (2.5%):
   7,000    North Slope Boro, Capital
              Appreciation, Series B, GO, 0.00%,
              6/30/07, MBIA .....................     5,400
   1,000    North Slope Boro, Capital
              Appreciation, Series B, GO, 0.00%,
              6/30/09, MBIA .....................       693
   1,795    North Slope Boro, Capital
              Appreciation, Series B, GO, 0.00%,
              6/30/11, MBIA .....................     1,113
   3,135    Northern Tobacco Securitization
              Corp., Tobacco Settlement Revenue,
              5.40%, 6/1/08 .....................     3,197
   2,890    State, IDA, Revenue, Series A, AMT,
              5.70%, 4/1/11, Callable 4/1/07 @
              102 ...............................     3,069
   1,000    Student Loan Corp., Student Loan
              Revenue, Series A, AMT, 5.50%,
              7/1/04, Callable 7/1/03 @ 100 .....     1,028
   1,480    Student Loan Corp., Student Loan
              Revenue, Series A, AMT, 5.10%,
              7/1/10, Callable 7/1/09 @ 100,
              AMBAC .............................     1,509
   1,560    Student Loan Corp., Student Loan
              Revenue, Series A, AMT, 5.20%,
              7/1/11, Callable 7/1/09 @ 100,
              AMBAC .............................     1,592
                                                   --------
                                                     17,601
                                                   --------
Arizona (2.7%):
   1,005    Maricopa County, IDA, Single Family
              Mortgage Revenue, Capital
              Appreciation, Series 83A, 0.00%,
              12/31/14, ETM .....................       515

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 1,750    Mesa Street & Highway Revenue, 5.00%,
              7/1/13, Callable 7/1/09 @ 100,
              FSA ...............................  $  1,791
   5,750    Mesa Utility System Revenue, 5.00%,
              7/1/13, Callable 7/1/09 @ 100,
              FGIC ..............................     5,893
   2,835    Phoenix Airport Revenue, Series D,
              AMT, 6.00%, 7/1/06, Callable 7/1/04
              @ 102, MBIA .......................     3,036
   1,075    Phoenix, IDA, Government Office Lease
              Revenue, 5.00%, 9/15/12, Callable
              9/15/10 @ 100, AMBAC ..............     1,108
   1,900    Phoenix, IDA, Government Office Lease
              Revenue, 5.00%, 9/15/13, Callable
              9/15/10 @ 100, AMBAC ..............     1,943
   1,875    Phoenix, IDA, Government Office Lease
              Revenue, 5.10%, 9/15/14, Callable
              9/15/10 @ 100, AMBAC ..............     1,918
   1,125    Phoenix, IDA, Government Office Lease
              Revenue, 5.13%, 9/15/15, Callable
              9/15/10 @ 100, AMBAC ..............     1,145
     745    Pima County, IDA, Education Revenue,
              Charter Schools Project, Series A,
              6.25%, 7/1/13, Callable 7/1/11 @
              100 ...............................       755
   1,000    Tempe, IDA, Multi-Family Revenue,
              Series A, 6.13%, 6/1/10, Callable
              6/1/03 @ 102, FHA .................     1,033
                                                   --------
                                                     19,137
                                                   --------
Arkansas (0.6%):
   1,000    Greene County Sales & Use Tax,
              Revenue, 5.00%, 6/1/19, Callable
              6/1/11 @ 100, FGIC ................     1,001
   3,160    State Development Authority, Single
              Family Mortgage Revenue, 6.50%,
              2/1/11, Callable 10/1/07 @ 103 ....     3,221
                                                   --------
                                                      4,222
                                                   --------
California (0.6%):
   1,945    ABAG Finance Authority for Nonprofit
              Corp., Multi-Family Housing
              Revenue, AMT, 6.75%, 4/20/07,
              GNMA ..............................     2,071
   2,000    ABAG Finance Authority for Nonprofit
              Corp., Multi-Family Housing
              Revenue, AMT, 5.70%, 11/1/26,
              Callable 11/1/06 @ 100 ............     2,057
                                                   --------
                                                      4,128
                                                   --------

                                       36
Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
 Colorado (6.0%):
 $ 1,135    Arapahoe County, School District #1,
              Englewood, Capital Appreciation,
              GO, 0.00%, 11/1/09, FSA ...........  $    779
   1,000    Arapahoe County, School District #5,
              Cherry Creek, GO, 6.00%, 12/15/14,
              Callable 12/15/09 @ 100 ...........     1,098
   1,270    Clear Creak School District, GO,
              6.25%, 12/1/12, Callable 12/1/10 @
              100, FSA ..........................     1,444
   1,060    Clear Creak School District, GO,
              6.25%, 12/1/14, Callable 12/1/10 @
              100, FSA ..........................     1,193
   1,640    Denver City & County, Airport
              Revenue, Series B, AMT, 5.75%,
              11/15/09, Callable 11/15/06 @ 102,
              MBIA ..............................     1,765
   5,000    Denver City & County, Airport
              Revenue, Series A, AMT, 6.00%,
              11/15/10, AMBAC ...................     5,554
   2,000    Denver City & County, Airport
              Revenue, Series B, AMT, 5.00%,
              11/15/17, Callable 11/15/11 @ 100,
              FGIC ..............................     1,957
   5,000    El Paso County, School District # 11,
              Colorado Springs, GO, 7.13%,
              12/1/19, Callable 12/1/07 @ 125 ...     6,255
   1,915    Health Facilities Authority, Revenue,
              Steamboat Springs Health, 5.75%,
              9/15/22, Callable 9/15/08 @ 101 ...     1,621
   4,000    Housing Finance Authority,
              Multi-Family Insured Mortgage
              Revenue, Series C-3, 5.65%,
              10/1/15, Callable 11/1/01 @ 100,
              FHA ...............................     4,001
   2,470    Housing Finance Authority, Revenue,
              Series A, 6.40%, 8/1/06,
              Prerefunded 8/1/02 @ 102 ..........     2,565
     600    Housing Finance Authority, Revenue,
              5.38%, 8/1/12, Callable 8/1/10 @
              102 ...............................       623
      75    Housing Finance Authority, Single
              Family Housing Revenue, Sub-Series
              B, 5.63%, 5/1/04 ..................        76
   2,405    Housing Finance Authority, Single
              Family Housing Revenue, Series B-3,
              6.80%, 11/1/28, Callable 5/1/07 @
              105 ...............................     2,579
   2,400    Metropolitan Football Stadium,
              District Sales Tax Revenue, Series
              A, 0.00%, 1/1/10, MBIA ............     1,615
   2,000    Metropolitan Football Stadium,
              District Sales Tax Revenue, Series
              B, 0.00%, 1/1/11 ..................     1,273

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 2,220    Northwest Parkway Public Highway
              Authority, Revenue, Series C,
              0.00%, 6/15/13, AMBAC .............  $  1,357
   1,500    Northwest Parkway Public Highway
              Authority, Revenue, Series C,
              0.00%, 6/15/14, FSA ...............       909
   2,000    Northwest Parkway Public Highway
              Authority, Revenue, Series C,
              0.00%, 6/15/15, AMBAC .............     1,206
   3,410    Water Reservoir & Power Development
              Authority, Wastewater Revenue,
              Series A, 6.00%, 9/1/10, AMBAC ....     3,841
   1,025    Westminster Buliding Authority,
              Revenue, Certificates of
              Participation, 5.00%, 12/1/16,
              Callable 12/1/11 @ 100, MBIA ......     1,030
                                                   --------
                                                     42,741
                                                   --------
District of Columbia (1.1%):
   6,455    District of Columbia Water & Sewer
              Authority, Public Utility Revenue,
              5.50%, 10/1/10, Callable 4/1/09 @
              160 ...............................     6,962
     580    Housing Finance Agency, Multi-Family
              Mortgage Revenue, Congress Park
              Plaza Project, Series A, 6.20%,
              11/20/03, GNMA ....................       598
                                                   --------
                                                      7,560
                                                   --------
Florida (6.6%):
   5,250    Broward County, Resource Recovery
              Revenue, 5.00%, 12/1/06 ...........     5,474
   2,000    Capital Projects Finance Authority,
              Student Housing, Revenue, 5.50%,
              10/1/12, Callable 10/1/11 @ 102,
              MBIA ..............................     2,163
     980    Clay County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, AMT, 6.20%, 9/1/11,
              Callable 3/1/05 @ 102, GNMA .......     1,046
     765    Clay County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, AMT, 6.25%, 9/1/13,
              Callable 3/1/05 @ 102, GNMA .......       812

                                       37
Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $ 1,465    Clay County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, Multi-County Program, AMT,
              5.25%, 10/1/07, Callable 4/1/07
              @102, GNMA/FNMA ...................  $  1,543
   1,000    Dade County, Aviation Revenue, Series
              A, 6.00%, 10/1/08, Callable 10/1/05
              @ 102, AMBAC ......................     1,090
  12,981    Housing Finance Agency, Multi-Family
              Housing, Senior Certificate, Series
              A, 6.00%, 3/30/04 (b) .............    12,942
   1,185    Indian River County, Hospital
              Revenue, 5.95%, 10/1/09, Callable
              1/1/07 @ 102, FSA .................     1,295
   1,285    Indian River County, Hospital
              Revenue, 6.00%, 10/1/10, Callable
              1/1/07 @ 102, FSA .................     1,402
   6,690    Jacksonville Electric Authority,
              Revenue, St. John's River Power,
              Series 4, 5.00%, 10/1/13, Callable
              10/1/01 @100 ......................     6,690
   1,000    Miami Beach, Health Facilities
              Revenue, South Shore Hospital,
              Series A, 5.25%, 8/1/13, Callable
              8/1/08 @ 100, ACA .................       990
     845    Nassau County, Gas Tax Revenue,
              0.00%, 3/1/10, AMBAC ..............       570
     845    Nassau County, Gas Tax Revenue,
              0.00%, 3/1/11, AMBAC ..............       539
     845    Nassau County, Gas Tax Revenue,
              0.00%, 3/1/12, AMBAC ..............       507
     895    Nassau County, Gas Tax Revenue,
              0.00%, 3/1/13, AMBAC ..............       506
   1,000    Nassau County, Public Improvement
              Revenue, 5.00%, 5/1/14, Callable
              5/1/11 @ 100, MBIA ................     1,018
   1,315    Orange County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, Loma Vista Project, Series
              G, AMT, 5.40%, 9/1/19, Callable
              3/1/09 @ 102 ......................     1,244
   4,000    Palm Beach County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, Country Lake, 4.75%,
              6/1/31, Callable 6/1/09 @ 101,
              FNMA ..............................     4,003
   4,000    State Board of Education, Capital
              Outlay, GO, Series B, 5.00%,
              6/1/12, Callable 6/1/02 @ 100 .....     4,001
                                                   --------
                                                     47,835
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Georgia (0.6%):
 $ 1,000    Atlanta Airport Facilities, Revenue,
              Series A, 6.50%, 1/1/07, AMBAC ....  $  1,123
   1,500    Atlanta Airport Facilities, Revenue,
              Series A, 6.50%, 1/1/08, AMBAC ....     1,701
   1,215    Columbus Water & Sewer, Revenue,
              6.30%, 5/1/06, Callable 11/1/02 @
              102, FGIC .........................     1,289
                                                   --------
                                                      4,113
                                                   --------
Hawaii (0.7%):
   1,000    Honolulu City & County, GO, Series A,
              5.60%, 4/1/07, FSA ................     1,080
   3,335    State, GO, Series CM, 6.00%, 12/1/10,
              FGIC ..............................     3,747
                                                   --------
                                                      4,827
                                                   --------
Idaho (0.8%):
     250    North Idaho College Dorm Housing
              Commission, Certificates of
              Participation, 6.25%, 5/1/14,
              Callable 5/1/11 @ 100 .............       274
   1,600    Southern Idaho Regional Solid Waste
              District, Certificates of
              Participation, 5.45%, 11/1/13,
              Callable 11/1/03 @ 101, LOC: Dexia
              Credit Local ......................     1,646
   3,850    Student Loan Fund Marketing
              Association, Inc., Revenue, Series
              C, AMT, 5.60%, 4/1/07, Callable
              10/1/03 @ 102, GSL ................     3,971
                                                   --------
                                                      5,891
                                                   --------
Illinois (4.8%):
   1,655    Broadview Tax Increment, Revenue,
              4.50%, 7/1/03 .....................     1,655
   1,000    Chicago Metro Water Reclamation,
              District-Greater Chicago, Capital
              Improvements, GO, 7.25%,
              12/1/12 ...........................     1,235
   5,000    Chicago O'Hare International Airport,
              Revenue, Series A, 5.63%, 1/1/13,
              Callable 1/1/06 @ 102, AMBAC ......     5,247
   3,045    Chicago Park District, GO, 6.35%,
              11/15/08, Callable 11/15/05 @ 102,
              MBIA ..............................     3,322
   5,300    Chicago Public Building Commission,
              Revenue, Series A, 5.25%, 12/1/11,
              MBIA ..............................     5,625
   1,370    Chicago, Emergency Telephone Systems,
              GO, 5.25%, 1/1/13, FGIC ...........     1,439
   1,000    Chicago, Emergency Telephone Systems,
              GO, 5.25%, 1/1/15, FGIC ...........     1,043

                                       38
Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
 $ 1,450    Chicago, Single Family Mortgage
              Revenue, 0.00%, 10/1/09, Callable
              10/1/05 @ 78.60, MBIA .............  $    857
     370    Chicago, Single Family Mortgage
              Revenue, Series B, 0.00%, 10/1/09,
              MBIA ..............................       211
   1,000    Chicago, Water Revenue, 5.13%,
              11/1/16, FGIC .....................     1,025
     385    Evanston Residential Mortgage, Single
              Family Housing Revenue, 6.38%,
              1/1/09, Callable 7/1/02 @ 102,
              AMBAC .............................       394
   2,000    Health Facilities Authority, Revenue,
              Victory Health Services, Series A,
              5.38%, 8/15/16, Callable 8/15/07 @
              101 ...............................     1,874
   1,645    Health Facilities Authority, Revenue,
              Healthcare Facilities-Northwestern
              Medical, 6.13%, 11/15/07,
              Prerefunded 11/15/04 @ 102,
              MBIA ..............................     1,816
   1,055    Metropolitan Pier & Exposition
              Authority, Dedicated State Tax
              Revenue, 0.00%, 6/15/09, MBIA .....       733
   2,025    Regional Transportation Authority,
              Revenue, Series A, 6.25%, 7/1/12,
              FGIC ..............................     2,320
   1,025    Will County, School District #204,
              GO, 5.38%, 12/1/12, Callable
              12/1/11 @ 100, FSA ................     1,083
   1,350    Winnebago County, School District
              #122, Harlem - Loves Park
              Refunding, GO, 6.35%, 6/1/07,
              FGIC ..............................     1,508
   4,445    Winnebago County, School District
              #122, Harlem-Loves Park, GO, 0.00%,
              1/1/13, FSA .......................     2,487
                                                   --------
                                                     33,874
                                                   --------
Indiana (4.2%):
   1,000    Elkhart Community Schools Building
              Corp., Revenue, 5.00%, 2/15/12,
              Callable 2/15/06 @ 100, MBIA ......     1,013
   1,670    Fifth Avenue Housing Development
              Corp., Mortgage Revenue, Section 8
              Assisted Project, Series A, 5.05%,
              8/1/11, Callable 2/1/04 @ 100 .....     1,667
   5,570    Freemont Middle School Building
              Corp., Revenue, First Mortgage,
              Series A, 5.25%, 1/15/13, Callable
              1/15/04 @ 101, AMBAC ..............     5,653

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
 $   250    Health Facilities Finance Authority,
              Hospital Revenue, Clarian Health
              Partners, Inc., Series A, 5.50%,
              2/15/16, Callable 2/15/07 @ 102 ...  $    251
   8,000    Indianapolis Airport Authority,
              Special Facilities Revenue, Federal
              Express Corp. Project, AMT, 7.10%,
              1/15/17, Callable 7/15/04 @ 102 ...     8,511
   2,720    Indianapolis Economic Development,
              Revenue, Knob-in-the-Woods Project,
              6.38%, 12/1/04 ....................     2,868
   2,500    Indianapolis Economic Development,
              Revenue, Butler Association Limited
              Project, 6.65%, 1/1/03, Callable
              1/1/02 @ 100 (b) ..................     2,504
   1,702    Indianapolis, Multi-Family Revenue,
              Series A, 5.35%, 12/1/16, Callable
              4/1/11 @ 100, GNMA ................     1,716
   2,000    Municipal Power Agency, Power Supply
              System, Revenue, Series B, 5.15%,
              1/1/13, Callable 1/1/03 @ 101,
              MBIA ..............................     2,011
   1,000    State Vocational Technical College,
              Building Facilities Fee, Revenue,
              Series D, 6.50%, 7/1/07, Callable
              1/1/05 @ 102, AMBAC ...............     1,110
   2,280    Transportation Finance Authority,
              Highway Revenue, Series A, 5.75%,
              6/1/12, AMBAC .....................     2,523
                                                   --------
                                                     29,827
                                                   --------
Iowa (0.0%):
     110    Finance Authority, Single Family
              Mortgage Revenue, Series F, 6.35%,
              7/1/09, Callable 1/1/03 @ 102,
              AMBAC .............................       113
                                                   --------
Kansas (2.3%):
   1,375    Butler County, Public Building
              Improvement Revenue, 5.25%,
              10/1/12, Callable 10/1/10 @ 100,
              MBIA ..............................     1,446
     500    Butler County, Public Building
              Improvement Revenue, 5.30%,
              10/1/14, Callable 10/1/10 @ 100,
              MBIA ..............................       520
   1,600    Butler County, Public Building
              Improvement Revenue, 5.35%,
              10/1/15, Callable 10/1/10 @ 100,
              MBIA ..............................     1,658
   1,175    Johnson County, School District #232,
              GO, 5.00%, 9/1/12, Callable 9/1/10
              @ 100, FSA ........................     1,216

                                       39
Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kansas, continued:
 $ 1,330    Johnson County, School District #232,
              GO, 5.50%, 9/1/13, Callable 9/1/10
              @ 100, FSA ........................  $  1,419
   1,495    Johnson County, School District #232,
              GO, 5.50%, 9/1/14, Callable 9/1/10
              @ 100, FSA ........................     1,585
   1,675    Johnson County, School District #232,
              GO, 5.50%, 9/1/15, Callable 9/1/10
              @ 100, FSA ........................     1,764
   1,865    Johnson County, School District #232,
              GO, 5.25%, 9/1/16, Callable 9/1/10
              @ 100, FSA ........................     1,909
   2,005    Sedgwick & Shawnee Counties, Single
              Family Housing Revenue, Series A-2,
              6.70%, 6/1/29, GNMA ...............     2,198
     570    Sedgwick County, Family Mortgage
              Revenue, Series A-2, 6.50%,
              12/1/16, Callable 12/1/07 @ 105,
              GNMA ..............................       606
   1,750    Wichita Hospital, Revenue, St.
              Francis Regional Hospital, Series
              A-3, 6.25%, 10/1/10, Callable
              10/1/02 @ 102, MBIA ...............     1,851
                                                   --------
                                                     16,172
                                                   --------
Kentucky (2.1%):
   2,000    Carrollton & Henderson, Public Energy
              Authority, Gas Revenue, Series A,
              5.00%, 1/1/09, FSA ................     1,995
   1,085    Greater Kentucky Housing Assistance
              Corp., Multi-Family Housing
              Revenue, Series A, 5.90%, 2/1/14,
              Callable 2/1/03 @ 100, FHA ........     1,098
   1,000    Kenton County, Public Properties
              Corp., Revenue, Series A, 5.63%,
              12/1/12, Callable 12/1/06 @ 101 ...     1,054
   2,065    Knox County, School District Finance
              Corp., School Building Revenue,
              Series A, 5.13%, 10/1/15, Callable
              10/1/07 @ 102 .....................     2,090
   1,010    Martin County, Multi-Family Housing
              Revenue, Mortgage Section 8, 6.25%,
              7/1/23, Callable 7/1/01 @ 100,
              FHA ...............................     1,018
   1,200    State Property & Buildings,
              Commission Revenue, Project #66,
              Series A, 5.38%, 5/1/11, Callable
              5/1/10 @ 100, MBIA ................     1,283

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $ 1,080    State Property & Buildings,
              Commission Revenue, Project #66,
              Series A, 5.40%, 5/1/12, Callable
              5/1/10 @ 100, MBIA ................  $  1,144
   1,000    State Property & Buildings,
              Commission Revenue, Project #66,
              Series A, 5.50%, 5/1/14, Callable
              5/1/10 @ 100, MBIA ................     1,054
   3,905    State Property & Buildings,
              Commission Revenues, Project #67,
              5.13%, 9/1/16, Callable 9/1/10 @
              100 ...............................     3,947
                                                   --------
                                                     14,683
                                                   --------
Louisiana (0.4%):
     530    Calcasieu Parish Public
              Transportation Authority, Student
              Lease, Revenue, McNeese Student
              Housing Project, 5.38%, 5/1/16,
              Callable 5/1/11 @ 101, MBIA .......       550
     192    Housing Finance Agency, Single Family
              Mortgage Revenue, 7.80%, 12/1/09,
              Callable 6/1/04 @ 105, GNMA .......       212
     310    Housing Finance Agency, Single Family
              Mortgage Revenue, Series D-2, AMT,
              8.00%, 6/1/27, Callable 12/1/06 @
              102, GNMA/FNMA ....................       321
   1,350    Jefferson Sales Tax District, Special
              Sales Tax Revenue, Series A, 6.75%,
              12/1/06, Callable 12/1/02 @ 100,
              FGIC ..............................     1,416
                                                   --------
                                                      2,499
                                                   --------
Maryland (0.4%):
   2,950    State Community Development
              Administration Department, Housing
              and Community Development, Single
              Family Housing Revenue, Fifth
              Series, 5.95%, 4/1/16, Callable
              4/1/06 @ 102 ......................     3,099
                                                   --------
Massachusetts (0.6%):
   3,880    New England Education Loan Marketing
              Corp., Revenue, Series F, AMT,
              5.63%, 7/1/04, GSL ................     4,069
                                                   --------
Michigan (5.6%):
   1,800    Caledonia Community Schools, GO,
              5.30%, 5/1/16, Callable 5/1/10 @
              100 ...............................     1,843
   1,950    Caledonia Community Schools, GO,
              5.35%, 5/1/17, Callable 5/1/10 @
              100 ...............................     1,995

                                       40
Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $ 5,000    Detroit Local Development Finance
              Authority, Refunded Tax Increment
              Senior, Series A, 5.38%, 5/1/18,
              Callable 5/1/07 @ 101.50 ..........  $  4,989
   1,000    Grand Rapids Sanitation Sewer System,
              Revenue, Series A, 5.38%, 1/1/13,
              FGIC ..............................     1,068
   3,000    Rochester Community School District,
              GO, Series I, 5.50%, 5/1/09 .......     3,253
   2,925    Romeo Community School District, GO,
              5.25%, 5/1/15, Callable 5/1/10 @
              100 ...............................     2,996
   3,025    Romeo Community School District, GO,
              5.30%, 5/1/16, Callable 5/1/10 @
              100 ...............................     3,094
   3,970    Royal Oak Hospital Finance Authority,
              Hospital Revenue, William Beaumont
              Hospital, 6.25%, 1/1/10 ...........     4,375
   5,445    Royal Oak Hospital Finance Authority,
              Hospital Revenue, William Beaumont
              Hospital, 6.25%, 1/1/11 ...........     6,027
   3,850    Royal Oak Hospital Finance Authority,
              Hospital Revenue, William Beaumont
              Hospital, 6.25%, 1/1/12 ...........     4,261
   2,500    State Building Authority, Revenue,
              Facilities Program, Series 1,
              5.50%, 10/15/12, Callable 10/15/11
              @ 100 .............................     2,688
   2,500    State Building Authority, Revenue,
              Facilities Program, Series 1,
              4.20%, 10/15/21, Callable 10/15/09
              @ 100 .............................     2,486
     845    State Building Authority, Revenue,
              Facilities Program, Series 1,
              3.88%, 10/15/21, Callable 10/15/03
              @ 100 .............................       845
                                                   --------
                                                     39,920
                                                   --------
Minnesota (1.8%):
   2,240    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series G,
              AMT, 6.25%, 7/1/26, Callable 1/1/06
              @ 102 .............................     2,352
   9,960    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series L,
              AMT, 6.25%, 7/1/27, Callable 1/1/05
              @ 102 .............................    10,378
                                                   --------
                                                     12,730
                                                   --------
Missouri (1.3%):
   1,430    Kansas City Municipal Corp., Revenue,
              5.40%, 1/15/08, Callable 1/15/06 @
              101, AMBAC ........................     1,516

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Missouri, continued:
 $   895    Kansas City, IDA, Multi-Family
              Housing Revenue, Mews Apartments
              Project, Series A, AMT, 5.63%,
              7/1/05 ............................  $    930
   3,500    St. Louis Airport Revenue, 6.00%,
              1/1/06, Callable 7/1/03 @ 101 .....     3,606
   2,955    St. Louis Land Clearance
              Redevelopment Authority,
              Multi-Family Housing Revenue,
              Westminster Place Apartments,
              Series A, 5.95%, 7/1/22, FNMA .....     3,100
                                                   --------
                                                      9,152
                                                   --------
Montana (0.3%):
     935    State Board Housing, Single Family
              Housing Revenue, Series A-2, AMT,
              5.10%, 12/1/30, Callable 6/1/09 @
              100 ...............................       955
     900    State Health Facilities Authority
              Revenue, Kalispell Regional Medical
              Center Project, 4.60%, 7/1/13,
              Callable 7/1/10 @ 100, AMBAC ......       890
                                                   --------
                                                      1,845
                                                   --------
Nebraska (2.4%):
   1,900    American Public Energy Agency, Gas
              Supply Revenue, Public Gas Agency
              Project, Series A, 4.45%, 6/1/08,
              AMBAC .............................     1,829
   2,000    American Public Energy Agency, Gas
              Supply Revenue, Public Gas Agency
              Project, Series C, 4.00%, 9/1/08,
              AMBAC .............................     1,870
   2,120    American Public Energy Agency, Gas
              Supply Revenue, Public Gas Agency
              Project, Series A, 5.25%, 6/1/09,
              AMBAC .............................     2,129
   4,410    American Public Energy Agency, Gas
              Supply Revenue, Public Gas Agency
              Project, Series A, 5.25%, 6/1/11,
              AMBAC .............................     4,405
   6,665    Public Power, District Revenue,
              Series B, 5.25%, 1/1/14, Callable
              8/1/02 @ 101, MBIA ................     6,884
                                                   --------
                                                     17,117
                                                   --------

                                       41
Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
 Nevada (1.2%):
 $ 8,200    Clark County, PCR, Nevada Power Co.
              Project, 5.30%, 10/1/11, Callable
              1/1/03 @ 102, ACA .................  $  8,261
                                                   --------
New Hampshire (0.2%):
   1,225    Higher Education & Health Facilities
              Authority, Revenue, St. Joseph
              Hospital, 6.25%, 1/1/06, Callable
              7/1/04 @ 102 ......................     1,323
                                                   --------
New Mexico (1.3%):
   1,000    Albuquerque Airport Revenue, Series
              A, AMT, 6.50%, 7/1/11, Callable
              7/1/01 @ 104, AMBAC ...............     1,041
   5,455    Educational Assistance Foundation,
              Student Loan Revenue, Series A,
              AMT, 6.85%, 4/1/05, Callable 4/1/02
              @ 102, AMBAC ......................     5,653
   1,030    University of New Mexico, Revenue,
              Series B, 0.00%, 6/1/07, MBIA .....       798
   1,040    University of New Mexico, Revenue,
              Series B, 0.00%, 6/1/08, MBIA .....       764
   1,115    University of New Mexico, Revenue,
              Series B, 0.00%, 6/1/09, MBIA .....       776
                                                   --------
                                                      9,032
                                                   --------
New York (2.6%):
   1,660    Erie County, Tobacco Asset
              Securitization Corp., Revenue,
              Series A, 5.38%, 7/15/10 ..........     1,699
   2,005    Erie County, Tobacco Asset
              Securitization Corp., Revenue,
              Series A, 5.50%, 7/15/11, Callable
              7/15/10 @ 101 .....................     2,068
   4,000    New York City, GO, Series D, 6.50%,
              11/1/09, MBIA .....................     4,655
   6,500    New York City, GO, Unlimited Series
              I, 5.75%, 3/15/07, Callable 3/15/03
              @ 101.50, MBIA ....................     7,107
   2,600    State, GO, Series A, 7.00%, 8/1/07,
              Callable 8/1/06 @ 101.50 ..........     2,990
                                                   --------
                                                     18,519
                                                   --------
North Carolina (0.9%):
   1,100    Housing Finance Agency, Homeownership
              Revenue, Series 1-B, 5.13%, 7/1/13,
              Callable 7/1/08 @ 101 .............     1,135
   2,250    Housing Finance Agency, Multi-Family
              Housing Revenue, Series F, 6.70%,
              1/1/27, Callable 7/1/01 @ 102,
              FHA ...............................     2,361

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
North Carolina, continued:
 $ 2,500    Municipal Power Agency #1, Catawaba
              Electric Revenue, 7.25%, 1/1/07,
              MBIA ..............................  $  2,883
                                                   --------
                                                      6,379
                                                   --------
North Dakota (0.4%):
   2,500    Mercer County, PCR, Dakota Utilities
              Co. Project, 6.65%, 6/1/22,
              Callable 6/1/02 @ 102, FGIC .......     2,621
                                                   --------
Ohio (3.6%):
   5,270    Cleveland Stadium Project,
              Certificates of Participation,
              0.00%, 11/15/07, AMBAC ............     4,013
   1,705    Cleveland, GO, 5.25%, 12/1/15,
              Callable 12/1/10 @ 100, FGIC ......     1,760
   1,395    Franklin County, EDR, South Community
              Urban, 5.00%, 6/1/07 ..............     1,405
   1,465    Franklin County, EDR, South Community
              Urban, 5.25%, 6/1/08 ..............     1,479
   1,115    Franklin County, EDR, South Community
              Urban, 5.50%, 6/1/09 ..............     1,125
   2,500    Northeast Regional Sewer District,
              Wastewater Revenue, 5.60%,
              11/15/13, Callable 11/15/05 @ 101,
              AMBAC .............................     2,618
   1,225    Ohio Capital Corp., Multi-Family
              Housing Revenue, Series P, 5.40%,
              1/1/09, Callable 7/1/03 @ 100,
              MBIA ..............................     1,245
   1,200    Ohio Capital Corp., Multi-Family
              Housing Revenue, Series M, 5.90%,
              2/1/14, Callable 2/1/03 @ 100,
              FHA ...............................     1,214
   1,250    Olmsted Falls, Local School District,
              GO, 0.00%, 12/15/10, AMBAC ........       808
   2,500    State Building Authority, Revenue,
              Adult Correctional Facility, Series
              A, 5.50%, 10/1/08, FSA ............     2,717
   2,075    Toledo, Lucas County Port Authority,
              Revenue, Series B, AMT, 5.63%,
              11/15/04 ..........................     2,129
   1,000    Warrensville Heights, City School
              Improvements, GO, 7.00%, 12/1/11,
              FGIC ..............................     1,208
   1,000    Warrensville Heights, City School
              Improvements, GO, 7.00%, 12/1/12,
              FGIC ..............................     1,202
   1,075    Warrensville Heights, City School
              Improvements, GO, 7.00%, 12/1/13,
              FGIC ..............................     1,289

                                       42
Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,150    Warrensville Heights, City School
              Improvements, GO, 7.00%, 12/1/14,
              FGIC ..............................  $  1,370
                                                   --------
                                                     25,582
                                                   --------
Oklahoma (0.4%):
   2,500    State, IDR, Baptist Health Center,
              Series C, 6.25%, 8/15/12, Callable
              8/15/07 @ 100, ETM ................     2,698
                                                   --------
Oregon (4.6%):
   1,130    Bend Sewer Revenue, 5.15%, 10/1/14,
              Callable 10/1/10 @ 100, AMBAC .....     1,159
   1,195    Bend Sewer Revenue, 5.35%, 10/1/17,
              Callable 10/1/10 @ 100, AMBAC .....     1,225
   3,000    Clackamas County, Hospital Facility
              Authority Revenue, Legacy Health
              System, 5.38%, 2/15/12, Callable
              8/15/09 @ 101 .....................     3,142
   1,000    Lane & Douglas Counties, School
              District #045J3, South Lane School
              District, GO, 6.00%, 6/15/14,
              Callable 6/15/10 @ 100 ............     1,096
   1,100    Lane & Douglas Counties, School
              District #045J3, South Lane School
              District, GO, 6.00%, 6/15/15,
              Callable 6/15/10 @ 100 ............     1,200
   1,230    Lane & Douglas Counties, School
              District #045J3, South Lane School
              District, GO, 6.00%, 6/15/16,
              Callable 6/15/10 @ 100 ............     1,337
   1,475    Lane County, School District #040,
              Creswell, GO, 6.00%, 6/15/13,
              Callable 6/15/10 @ 100 ............     1,634
   1,785    Lane County, School District #040,
              Creswell, GO, 6.00%, 6/15/15,
              Callable 6/15/10 @ 100 ............     1,952
   1,025    Lane County, School District #040,
              Creswell, GO, 6.00%, 6/15/16,
              Callable 6/15/10 @ 100 ............     1,116
   1,120    Lane County, School District #040,
              Creswell, GO, 6.00%, 6/15/17,
              Callable 6/15/10 @ 100 ............     1,218
   1,000    Lane County, School District #52,
              Bethel, GO, 6.00%, 6/1/06, FSA ....     1,097
   2,680    Marion County, Solid Waste & Electric
              Revenue, Ogden Martin Systems,
              5.50%, 10/1/05, AMBAC .............     2,872

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Oregon, continued:
 $ 1,000    Polk, Marion, & Benton Counties,
              School District #13J, GO, 5.75%,
              6/15/12, Callable 6/15/10 @ 100,
              FSA ...............................  $  1,086
   1,405    Polk, Marion, & Benton Counties,
              School District #13J, GO, 5.75%,
              6/15/15, Callable 6/15/10 @ 100,
              FSA ...............................     1,500
   1,725    State Department Administrative
              Services, Lottery Revenue, Series
              B, 5.00%, 4/1/09, FSA .............     1,806
   1,305    State Economic & Community
              Development Revenue, Series B,
              5.30%, 1/1/16, Callable 1/1/09 @
              102, MBIA .........................     1,337
   1,965    Wasco County, School District #012,
              GO, 6.00%, 6/15/14, Callable
              6/15/10 @ 100, FSA ................     2,220
   2,095    Washington County, GO, 5.50%, 6/1/13,
              Callable 6/1/11 @ 100 .............     2,238
   2,075    Washington County, School District
              #88, GO, 6.10%, 6/1/05, Callable
              12/15/04 @ 100, FSA ...............     2,258
   1,050    Washington County, Sewer Agency
              Revenue, Series 1, 5.75%, 10/1/11,
              FGIC ..............................     1,166
                                                   --------
                                                     32,659
                                                   --------
Pennsylvania (2.6%):
   3,200    Dauphin County, IDA, Metropolitan
              Edison Co., Revenue, Series M,
              6.00%, 1/1/08, Callable 1/1/02 @
              100, MBIA .........................     3,208
   1,550    Housing Finance Agency, Single Family
              Mortgage Revenue, Series 67A, AMT,
              5.50%, 10/1/11, Callable 9/1/09 @
              100 ...............................     1,627
   1,250    Indiana County, IDA, PCR, New York
              State Electric & Gas Corp., Series
              A, 6.00%, 6/1/06, MBIA ............     1,371
   1,500    Northeastern Hospital & Education
              Authority, Health Care Revenue,
              Wyoming Valley Health Care, Series
              A, 6.40%, 1/1/06, Callable 1/1/05 @
              102, AMBAC ........................     1,641
   2,350    Philadelphia Airport Revenue, Series
              A, AMT, 5.50%, 6/15/05, AMBAC .....     2,485
   2,345    Philadelphia Gas Works, Revenue,
              Series 3, 5.00%, 8/1/07, FSA ......     2,469

                                       43
Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, continued:
 $ 1,500    Philadelphia Water & Waste, Revenue,
              5.65%, 6/15/12, Callable 6/15/03 @
              102 ...............................  $  1,548
   4,000    State Finance Authority, Revenue,
              Capital Improvements Program,
              6.60%, 11/1/09, Callable 11/1/03 @
              102, LOC: Societe Generale ........     4,314
                                                   --------
                                                     18,663
                                                   --------
Puerto Rico (0.8%):
   4,800    Commonwealth Public Improvement, GO,
              7.00%, 7/1/10, AMBAC ..............     5,805
                                                   --------
Rhode Island (0.2%):
   1,000    Housing & Mortgage Finance Corp.,
              Revenue, Series 15-B, 6.20%,
              10/1/06, Callable 4/1/04 @ 102,
              MBIA ..............................     1,069
                                                   --------
South Carolina (1.7%):
   2,810    Charleston County, Public
              Improvements, GO, 6.13%, 9/1/12,
              Callable 9/1/09 @ 101 .............     3,151
   1,760    Greenville District Public Facilities
              Corp., Certificates of
              Participation, Bi-Lo Center
              Project, Series B, 5.60%, 3/1/10,
              Prerefunded 3/1/06 @ 102, AMBAC ...     1,927
   1,215    Jobs Economic Development Authority,
              Hospital Facilities Revenue,
              Georgetown Memorial Hospital,
              5.50%, 11/1/12, Callable 11/1/09 @
              101, AMBAC ........................     1,296
   1,545    Spartanburg Sanitation Sewer
              District, Sewer Systems Revenue,
              Series B, 0.00%, 3/1/14, Callable
              3/1/09 @ 79.30, MBIA ..............       798
   2,500    State Public Services Authority,
              Revenue, Series A, 5.75%, 1/1/14,
              Callable 1/1/10 @ 101, MBIA .......     2,707
   2,000    State Public Services Authority,
              Revenue, Series A, 5.75%, 1/1/15,
              Callable 1/1/10 @ 101, MBIA .......     2,152
                                                   --------
                                                     12,031
                                                   --------
South Dakota (0.5%):
   3,750    Education Loans, Inc., Student Loan
              Revenue, Series 1K, AMT, 5.60%,
              6/1/20, Callable 6/1/08 @ 102,
              GSL ...............................     3,732
                                                   --------
Tennessee (1.2%):
   2,985    Housing Development Agency,
              Homeownership Program, Revenue,
              Issue 3A, AMT, 0.00%, 7/1/06 ......     2,373

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Tennessee, continued:
 $ 2,000    Housing Development Agency, Mortgage
              Finance Revenue, Series B, 6.20%,
              7/1/18, Callable 7/1/05 @ 102,
              MBIA ..............................  $  2,093
   1,945    State School Board Authority, Higher
              Education Facilities, Revenue,
              Series A, 5.25%, 5/1/17, Callable
              5/1/10 @ 100 ......................     1,972
   1,950    Tennergy Corp., Gas Revenue, 5.00%,
              6/1/09, MBIA ......................     1,927
                                                   --------
                                                      8,365
                                                   --------
Texas (8.5%):
   1,695    Austin Housing Finance Corp., Single
              Family Mortgage Revenue, 0.00%,
              12/1/11, Callable 12/1/05 @ 71.20,
              MBIA ..............................       956
   1,000    Austin Utility Systems, Revenue,
              Series A, 0.00%, 5/15/08, MBIA ....       736
   1,435    Carroll Independent School District,
              GO, Series A, 0.00%, 2/15/14,
              PSFG ..............................       722
   1,155    Cedar Hill Independent School
              District, GO, 0.00%, 8/15/12,
              Callable 8/15/09 @ 83.50 ..........       638
     600    Central Texas Housing Finance Corp.,
              Single Family Mortgage Revenue,
              Mortgage Program, AMT, 8.20%,
              4/1/22, GNMA ......................       650
   5,000    Coastal Bend Health Facilities
              Development, Incarnate Word Health
              Services, Revenue, 5.93%, 11/15/13,
              Callable 11/15/02 @ 102, AMBAC ....     5,510
   5,205    Coppell Independent School District,
              Capital Appreciation, GO, 0.00%,
              8/15/16, Callable 8/15/09 @ 67.02,
              PSFG ..............................     2,218
   1,805    De Soto, Capital Appreciation, GO,
              0.00%, 2/15/16, Callable 2/15/11 @
              74.70, FSA ........................       793
   2,835    Ennis Independent School District,
              GO, 0.00%, 8/15/19, Callable
              8/15/10 @ 56.86, PSFG .............       967
   1,000    Fort Bend Independent School
              District, Capital Appreciation, GO,
              0.00%, 2/15/06 ....................       827
   4,225    Fort Worth, Water & Sewer Revenue,
              5.25%, 2/15/13, Callable 2/15/08 @
              100 ...............................     4,342

                                       44
Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 2,965    Grand Prairie Health Facilities,
              Refunding, Dallas/Fort Worth
              Medical Center Project, Revenue,
              6.50%, 11/1/04, AMBAC .............  $  2,985
   5,000    Harris County, Hospital District
              Revenue, 6.00%, 2/15/13, Callable
              8/15/10 @ 100, MBIA ...............     5,445
   4,115    Harris County, Houston Sports
              Authority, Revenue, Series B,
              0.00%, 11/15/12, Callable 11/15/08
              @ 81.21, MBIA .....................     2,278
   3,700    Harris County, Toll Road Revenue,
              Sub-Lien A, GO, 0.00%, 8/15/05,
              MBIA ..............................     3,148
   2,000    Hays Independent School District, GO,
              Capital Appreciation, 0.00%,
              8/15/12, Callable 8/15/11 @ 94.86,
              PSFG ..............................     1,135
   1,455    Health Facilities Development Corp.,
              Hospital Revenue, All Saints
              Episcopal Hospital, Series A,
              6.25%, 8/15/12, Callable 8/15/03 @
              102, MBIA .........................     1,557
   3,885    Houston Independent School District,
              Public Facilities Corp., Lease
              Revenue, 0.00%, 9/15/12, AMBAC ....     2,241
  10,000    Houston Independent School District,
              Capital Appreciation, GO, Series A,
              0.00%, 2/15/13, Callable 2/15/09 @
              81.76, PSFG .......................     5,400
   6,720    Leander Independent School District,
              GO, 0.00%, 8/15/13, Callable
              8/15/09 @ 79.25 ...................     3,462
     700    Southlake, GO, 0.00%, 2/15/11,
              Callable 2/15/09 @ 88.85, AMBAC ...       430
   1,000    Southlake, GO, 0.00%, 2/15/13,
              Callable 2/15/09 @ 78.18, AMBAC ...       530
   1,755    State Department Housing & Community
              Affairs, Multi-Family Housing
              Revenue, Pebble Brook Apartments
              Project, AMT, 5.55%, 12/1/24,
              Callable 12/1/08 @ 102, FNMA ......     1,758
     330    State Higher Education Coordinating
              Board, College Student Loan
              Revenue, AMT, 7.45%, 10/1/06,
              Callable 10/1/01 @ 102 ............       337
   1,020    Tech University Revenue, 5.95%,
              2/15/13, Prerefunded 2/15/05 @ 100,
              AMBAC .............................     1,102
   2,540    Tech University Revenue, Series 6,
              5.25%, 2/15/16, Callable 2/15/09 @
              100, AMBAC ........................     2,576

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 4,795    Water Development Board, Revenue,
              5.63%, 7/15/12, Callable 7/15/10 @
              100 ...............................  $  5,183
   3,315    Wood Glen Housing Finance Corp.,
              Revenue, 7.13%, 9/1/21, Callable
              9/1/01 @ 100, FHA .................     3,349
                                                   --------
                                                     61,275
                                                   --------
Utah (1.2%):
   1,700    Salt Lake City, Municipal Building
              Authority, Lease Revenue, Series B,
              5.50%, 10/15/14, Callable 10/15/09
              @ 101 .............................     1,786
   4,300    Salt Lake County, Municipal Building
              Authority, Lease Revenue, Series A,
              5.00%, 10/1/07 ....................     4,508
     535    State Housing Finance Agency, Single
              Family Mortgage Revenue, Issue D-2,
              AMT, 6.35%, 7/1/12, Callable 1/1/05
              @ 102, AMBAC/FHA/VA ...............       549
   1,875    State Housing Finance Agency, Single
              Family Mortgage Revenue, Issue E-1,
              AMT, 5.38%, 7/1/18, Callable 7/1/08
              @ 101.50, FHA/VA ..................     1,892
                                                   --------
                                                      8,735
                                                   --------
Virginia (0.5%):
   2,300    State Housing Development Authority,
              Revenue, Commonwealth Mortgage,
              Series B, 5.40%, 1/1/14, Callable
              7/1/10 @ 100 ......................     2,353
   1,000    State Housing Development Authority,
              Revenue, Commonwealth Mortgage,
              Series B, 5.40%, 7/1/14, Callable
              7/1/10 @ 100 ......................     1,023
                                                   --------
                                                      3,376
                                                   --------
Washington (10.0%):
   1,830    Chelan County, Public Utilities
              District #001, Revenue, Series 88A,
              5.90%, 7/1/13, Callable 7/1/03 @
              102 ...............................     1,886
   2,845    Cowlitz County, Public Utility
              District #001, Revenue, 5.00%,
              9/1/10, AMBAC .....................     2,948
   2,255    Cowlitz County, Public Utility
              District #001, Revenue, 5.00%,
              9/1/11, AMBAC .....................     2,327
   1,000    King County, GO, 5.50%, 12/1/15,
              Callable 12/1/10 @ 100 ............     1,049

                                       45
Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Washington, continued:
 $   915    Kitsap County, Consolidated Housing
              Authority Revenue, Low Income
              Housing, 7.00%, 8/20/08, GNMA .....  $  1,001
   3,000    Kitsap County, School District #400,
              GO, 5.00%, 12/1/16, Callable 6/1/11
              @ 100 .............................     2,986
   1,300    Port Grays Harbor, Revenue, AMT,
              6.38%, 12/1/14, Callable 12/1/09 @
              100 ...............................     1,370
   7,250    Seattle Light & Power, Revenue,
              5.50%, 3/1/13, Callable 3/1/11 @
              100, FSA ..........................     7,670
   2,385    Snohomish County, School District
              #001, Revenue, 6.00%, 1/1/13,
              Callable 1/1/03 @ 102, FGIC .......     2,506
   5,140    Snohomish County, School District
              #006, Mukilteo, Refunding, GO,
              5.70%, 12/1/12, FGIC ..............     5,672
   3,525    Spokane & Whittman Counties, Cheney
              School District #360-316, GO,
              5.60%, 12/1/14, Callable 12/1/10 @
              100 ...............................     3,753
   1,000    State Public Power Supply System,
              Nuclear Project #1, Revenue, Series
              A, 5.70%, 7/1/06 ..................     1,076
   2,000    State Public Power Supply System,
              Nuclear Project #1, Revenue, Series
              A, 6.00%, 7/1/06, MBIA ............     2,186
   1,300    State Public Power Supply System,
              Nuclear Project #1, Revenue, Series
              B, 5.60%, 7/1/07 ..................     1,399
   9,265    State Public Power Supply System,
              Nuclear Project #1, Revenue, Series
              A, 6.00%, 7/1/08, AMBAC ...........    10,253
   7,550    State Public Power Supply System,
              Nuclear Project #1, Revenue, Series
              B, 5.13%, 7/1/16, Callable 7/1/07 @
              102 ...............................     7,575
   2,000    State Public Power Supply System,
              Nuclear Project #2, Revenue, Series
              A, 6.00%, 7/1/08, FSA .............     2,213
   3,000    State Public Power Supply System,
              Nuclear Project #2, Revenue, 5.75%,
              7/1/09 ............................     3,259
   3,000    State Public Power Supply System,
              Nuclear Project #3, Revenue, Series
              B, 5.65%, 7/1/08, MBIA ............     3,257
   5,000    State Public Power Supply System,
              Nuclear Project #3, Revenue, Series
              B, 0.00%, 7/1/09 ..................     3,458

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Washington, continued:
 $ 4,000    State, GO, Series C, 5.50%,
              7/1/09 ............................  $  4,324
                                                   --------
                                                     72,168
                                                   --------
West Virginia (1.5%):
   2,495    Harrison County, Community Special
              Obligation, Revenue, Series A,
              6.25%, 5/15/10, ETM ...............     2,842
   1,235    State Higher Education, Marshall
              University, Series A, Revenue,
              5.25%, 5/1/13, Callable 5/1/11 @
              100, FGIC .........................     1,289
   1,000    State Higher Education, Marshall
              University, Series A, Revenue,
              5.25%, 5/1/14, Callable 5/1/11 @
              100, FGIC .........................     1,036
   1,020    State Higher Education, Marshall
              University, Series A, Revenue,
              5.25%, 5/1/15, Callable 5/1/11 @
              100, FGIC .........................     1,048
   1,600    State Higher Education, Marshall
              University, Series A , Revenue,
              5.25%, 5/1/18, Callable 5/1/11 @
              100, FGIC .........................     1,619
   3,050    State, GO, Capital Appreciation,
              Series A, 0.00%, 11/1/08, FGIC ....     2,210
     570    Water Development Authority,
              Infrastructure Revenue, Series A,
              5.13%, 10/1/12, Callable 10/1/10 @
              100, FSA ..........................       592
     310    Water Development Authority,
              Infrastructure Revenue, Series A,
              5.38%, 10/1/15, Callable 10/1/10 @
              100, FSA ..........................       321
                                                   --------
                                                     10,957
                                                   --------
Wisconsin (0.9%):
   1,385    Glendale Community Development
              Authority, Revenue, 5.00%, 10/1/18,
              Callable 10/1/11 @ 100 ............     1,371
   5,000    State Transportation Revenue, Series
              A, 5.00%, 7/7/11 ..................     5,206
                                                   --------
                                                      6,577
                                                   --------
Wyoming (0.1%):
     875    Community Development Authority,
              Single Family Mortgage Revenue,
              Series A, 7.25%, 6/1/07, Callable
              8/20/01 @ 102, FHA ................       889
                                                   --------
  Total Municipal Bonds                             675,576
                                                   --------

                                       46
Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 DAILY DEMAND NOTES (0.4%):
Mississippi (0.4%):
 $ 2,600    Business Finance Corp., Solid Waste
              Disposal Revenue, Power Company
              Project, 3.55%, 7/1/25* ...........  $  2,600
                                                   --------
  Total Daily Demand Notes                            2,600
                                                   --------
WEEKLY DEMAND NOTES (4.3%):
Georgia (0.4%):
     100    Fulton County Housing Authority,
              Multi-Family Housing Revenue,
              Champions Green Apartments, Series
              B, 2.80%, 10/1/25* ................       100
   2,500    State, GO, 8.72%, 2/9/10, Callable
              11/1/09 @ 102* (b) ................     3,044
                                                   --------
                                                      3,144
                                                   --------
Illinois (0.3%):
   2,000    Lakemoor Multi-Family Housing
              Revenue, Series A, 3.35%,
              12/1/20* ..........................     2,000
                                                   --------
Mississippi (0.5%):
   3,380    Flowood, Multi-Family Revenue,
              Reflection Pointe Apartments,
              2.75%, 5/15/31, FNMA* .............     3,380
                                                   --------
New Jersey (2.0%):
   6,415    State Transportation Corp.,
              Certificate of Participation,
              Series 148, 8.37%, 3/15/09* (b) ...     7,560
   5,770    State Transportation Trust Fund,
              Revenue, Series K-21, 8.77%,
              6/15/10* (b) ......................     7,071
                                                   --------
                                                     14,631
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
New York (0.8%):
 $ 5,000    New York City, GO, 7.78%,
              9/15/09* ..........................  $  5,368
                                                   --------
Puerto Rico (0.3%):
   1,750    Childrens Trust Fund, Tobacco
              Settlement Revenue, Series 149,
              8.93%, 7/1/08* (b) ................     2,030
                                                   --------
Texas (0.0%):
     200    Tarrant County, Housing Finance Corp.
              Revenue, 2.75%, 2/15/28, FNMA* ....       200
                                                   --------
  Total Weekly Demand Notes                          30,753
                                                   --------
MONTHLY DEMAND NOTES (1.1%):
District of Columbia (1.0%):
   7,245    Housing Finance Agency, Single Family
              Mortgage Revenue, 3.38%,
              12/1/33* ..........................     7,245
                                                   --------
Texas (0.1%):
     489    Grand Prairie, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              3.88%, 7/25/05* ...................       489
                                                   --------
  Total Monthly Demand Notes                          7,734
                                                   --------
INVESTMENT COMPANIES (0.7%):
     360    Nuveen Premium Income Municipal
              Fund ..............................     5,022
                                                   --------
  Total Investment Companies                          5,022
                                                   --------
Total (Cost $695,348)(a)                           $721,685
                                                   ========

------------
Percentages indicated are based on net assets of $711,406.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $26,767
                   Unrealized depreciation......................     (430)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $26,337
                                                                  =======

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2001.

See notes to financial statements.

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS (98.8%):
Alabama (1.4%):
 $ 8,000    State Public School & College
              Authority, Revenue, Series C,
              5.75%, 7/1/17 .....................  $  8,519
                                                   --------
Alaska (2.5%):
   1,000    Anchorage Schools, GO, Series B,
              5.88%, 12/1/13, Callable 12/1/10 @
              100, FGIC .........................     1,095
   2,000    Anchorage Schools, GO, Series B,
              5.88%, 12/1/14, Callable 12/1/10 @
              100, FGIC .........................     2,180
   1,825    Anchorage, GO, Series A, 5.00%,
              6/1/20, Callable 6/1/11 @ 100 .....     1,780
   1,175    Anchorage, GO, Series A, 5.00%,
              6/1/21, Callable 6/1/11 @ 100 .....     1,141
   3,485    Energy Authority Power, Revenue,
              Bradley Lake-Fourth Series, 6.00%,
              7/1/17, FSA .......................     3,897
   3,915    Energy Authority Power, Revenue,
              Bradley Lake-Fourth Series, 6.00%,
              7/1/19, FSA .......................     4,369
   1,000    Student Loan Revenue, State Assisted,
              Series A, AMT, 6.13%, 7/1/05,
              Callable 7/1/02 @ 100, AMBAC ......     1,019
                                                   --------
                                                     15,481
                                                   --------
Arizona (1.4%):
   2,500    Maricopa County, School District
              #028, GO, Series B, 6.00%, 7/1/14,
              Callable 7/1/04 @ 100, FGIC .......     2,685
   3,610    Pima County, IDA, Charter Schools,
              Revenue, Series A, 6.75%, 7/21/01,
              Callable 7/1/11 @ 100 (b) .........     3,708
   1,090    Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical Center,
              Series A, 5.25%, 12/1/10, ACA .....     1,103
   1,170    Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical Center,
              Series A, 5.30%, 12/1/11, ACA .....     1,179
                                                   --------
                                                      8,675
                                                   --------
California (4.1%):
   2,000    Anaheim Public Finance Authority,
              Revenue, Public Improvements
              Project, Series C, 6.00%, 9/1/16,
              FSA ...............................     2,269
   4,900    Orange County Recovery, Certificates
              of Participation, Series A, 5.70%,
              7/1/10, Callable 7/1/06 @ 102,
              MBIA ..............................     5,321
   5,315    Orange County Recovery, Certificates
              of Participation, Series A, 5.80%,
              7/1/16, Callable 7/1/06 @ 102,
              AMBAC .............................     5,654

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
California, continued:
 $ 1,000    Sacramento Cogeneration Authority,
              Revenue, 6.00%, 7/1/03 ............  $  1,036
   1,500    Sacramento Cogeneration Authority,
              Revenue, 7.00%, 7/1/05 ............     1,643
   2,500    Sacramento Cogeneration Authority,
              Revenue, 6.20%, 7/1/06, Callable
              7/1/05 @ 102 ......................     2,694
   6,650    San Bernardino City University School
              District, GO, Series A, 5.75%,
              8/1/19, FGIC ......................     7,038
                                                   --------
                                                     25,655
                                                   --------
Colorado (4.1%):
   3,000    Denver City & County, Airport
              Revenue, Series B, AMT, 7.25%,
              11/15/05, Callable 11/15/02 @
              102 ...............................     3,197
   2,000    Denver City & County, Airport
              Revenue, Series C, AMT, 6.50%,
              11/15/06, Callable 11/15/02 @
              102 ...............................     2,111
   6,925    Denver City & County, Airport
              Revenue, Series D, AMT, 7.75%,
              11/15/13, Callable 11/15/07 @
              100 ...............................     8,469
   5,280    Denver City & County, Certificates of
              Participation, Series B, 5.75%,
              12/1/16, Callable 12/1/10 @ 101,
              AMBAC .............................     5,681
  10,000    E-470 Public Highway Authority,
              Revenue, Capital Appreciation,
              Series B, 0.00%, 9/1/22 ...........     3,119
  12,480    E-470 Public Highway Authority,
              Revenue, Capital Appreciation,
              Series B, 0.00%, 9/1/24, MBIA .....     3,455
                                                   --------
                                                     26,032
                                                   --------
Connecticut (1.4%):
   3,400    Housing Finance Authority, Revenue,
              Mortgage Sub-Series D-1, 5.90%,
              5/15/16, Callable 5/15/06 @ 102 ...     3,553
   5,000    State, GO, Series A, 5.63%, 5/15/13,
              Callable 5/15/06 @ 101 ............     5,466
                                                   --------
                                                      9,019
                                                   --------
District of Columbia (1.5%):
   3,965    Refunding, GO, Series B, 6.00%,
              6/1/19 ............................     4,428
   5,000    Tobacco Settlement, Revenue, Asset
              Backed Bond, 6.25%, 5/15/24,
              Callable 5/15/11 @ 101 ............     5,125
                                                   --------
                                                      9,553
                                                   --------

                                       48
Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
 Florida (0.6%):
 $ 4,000    Santa Rosa Bay Bridge Authority,
              Revenue, 0.00%, 7/1/19, ACA .......  $  1,515
   2,255    Santa Rosa Bay Bridge Authority,
              Revenue, 0.00%, 7/1/20, ACA .......       805
   4,265    Santa Rosa Bay Bridge Authority,
              Revenue, 0.00%, 7/1/22, ACA .......     1,352
                                                   --------
                                                      3,672
                                                   --------
Georgia (4.2%):
   5,000    Atlanta Airport Revenue, Series A,
              5.50%, 1/1/26, Callable 1/1/12 @
              100, FGIC .........................     5,118
   1,500    Fairburn, Combined Utilities Revenue,
              5.75%, 10/1/20, Callable 10/1/10 @
              101 ...............................     1,510
   4,000    Forsyth County School District, GO,
              State Aid Withholding, 5.75%,
              2/1/17 ............................     4,293
   3,700    Forsyth County School District, GO,
              State Aid Withholding, 5.75%,
              2/1/19 ............................     3,943
   4,500    Georgia Municipal, Electrical
              Authority Power Revenue, 5.25%,
              1/1/25 ............................     4,570
     650    State Housing & Finance Authority,
              Revenue, Series B, 6.10%, 12/1/12,
              Callable 6/1/05 @ 102, FHA ........       689
   5,000    State, GO, 6.75%, 9/1/11 ............     5,989
                                                   --------
                                                     26,112
                                                   --------
Hawaii (1.3%):
   6,320    Honolulu City & County, GO, Series B,
              8.00%, 10/1/10  ...................     8,037
                                                   --------
Idaho (0.4%):
   2,320    University Revenues, Student Fee,
              Recreation Center Project, 6.00%,
              4/1/14, FSA .......................     2,540
                                                   --------
Illinois (8.5%):
   5,000    Chicago O'Hare International Airport,
              Revenue, Series A, 5.63%, 1/1/13,
              Callable 1/1/06 @ 102, AMBAC ......     5,247
   5,000    Chicago O'Hare International Airport,
              Revenue, Series A, 5.63%, 1/1/14,
              Callable 1/1/06 @ 102, AMBAC ......     5,224
   1,750    Chicago Public Building Commission,
              Revenue, Series A, 7.00%, 1/1/20,
              Callable 12/1/05 @ 102, MBIA ......     2,147
   5,000    Cook County Community College,
              Certificates of Participation,
              Revenue, Series C, 7.70%, 12/1/04,
              MBIA ..............................     5,661
   4,000    Health Facilities Authority, Revenue,
              5.50%, 8/1/20 .....................     4,066

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
 $ 1,000    Health Facilities Authority, Revenue,
              Northwestern Memorial Hospital,
              Series A, 5.60%, 8/15/06, Callable
              8/15/04 @ 102 .....................  $  1,062
   1,000    Health Facilities Authority, Revenue,
              Refunding, 6.00%, 8/15/05, FGIC ...     1,081
   2,500    Housing Development Authority,
              Revenue, Series 3, 6.10%, 9/1/13,
              Callable 9/1/03 @ 102 .............     2,582
   7,000    Metropolitan Pier & Exposition
              Authority, Dedicated State Tax
              Revenue, 5.50%, 12/15/24 ..........     7,114
   4,000    Northlake, GO, 5.60%, 12/1/14,
              Callable 12/1/05 @ 102, MBIA ......     4,171
   6,000    Regional Transportation Authority,
              Revenue, 6.50%, 7/1/30, MBIA ......     7,187
   4,725    Sales Tax Revenue, Series P, 6.50%,
              6/15/22 ...........................     5,503
   1,000    St. Clair County, GO, 8.00%, 12/1/02,
              MBIA ..............................     1,069
   1,095    St. Clair County, GO, 8.00%, 12/1/03,
              MBIA ..............................     1,214
                                                   --------
                                                     53,328
                                                   --------
Indiana (9.5%):
     150    Ball State University, Revenue,
              Series H, 6.15%, 7/1/05, FGIC .....       163
   1,550    Beech Grove School Building Corp.,
              Revenue, 6.25%, 7/5/16, Callable
              1/5/11 @ 100, MBIA ................     1,777
   1,015    Cloverdale School Building Corp.,
              Revenue, 6.38%, 7/15/13, Callable
              1/15/02 @ 101 .....................     1,059
     100    Eagle Union Elementary School
              Building Corp., Revenue, 9.25%,
              1/1/03, Callable 7/1/01 @ 101 .....       109
   2,000    East Allen Elementary School District
              Corp., Revenue, 5.88%, 7/1/12,
              Callable 7/1/06 @ 102, FSA ........     2,148
   1,000    Evansville Vanderburgh Corp.,
              Revenue, 5.80%, 8/15/16, Callable
              8/1/06 @ 102, MBIA ................     1,052
     500    Franklin Community School Building
              Corp., Revenue, 5.85%, 7/15/11,
              Callable 7/15/06 @ 102, FSA .......       538

                                       49
Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
 $ 2,000    Franklin Community School Building
              Corp., Revenue, 6.00%, 1/15/13,
              Callable 7/15/06 @ 102, FSA .......  $  2,152
     500    Greencastle NE Elementary School
              Building Corp., Revenue, 6.63%,
              1/15/14, Callable 1/15/03 @ 101 ...       526
   1,000    Hamilton County Public Building
              Corp., Revenue, Series A, 6.25%,
              1/20/12, Callable 7/20/02 @ 102 ...     1,048
     500    Hammond Multi-School Building Corp.,
              Revenue, Series A, 6.15%, 7/10/10,
              Callable 1/10/03 @ 102 ............       520
   1,000    Health Facilities Finance Authority,
              Hospital Revenue, Clarian Health
              Partners, Inc., Series A, 5.50%,
              2/15/16, Callable 2/15/07 @ 102 ...     1,005
   1,000    Health Facilities Finance Authority,
              Revenue, Series A, 6.00%,
              9/1/05 ............................     1,091
     200    Indiana State University, Revenue,
              Series G, 6.60%, 7/1/04, Callable
              7/1/01 @ 102 ......................       218
   1,000    Indiana State Vocational Technology
              College, Revenue, Series D, 5.90%,
              7/1/06, Callable 1/1/05 @ 102,
              AMBAC .............................     1,082
     350    Indiana State Vocational Technology
              College, Revenue, Series D, 6.40%,
              7/1/10, Callable 1/1/05 @ 102,
              AMBAC .............................       385
   5,000    Indiana University, Revenue, Series
              K, 5.88%, 8/1/20, Callable 11/1/02
              @ 102, MBIA .......................     5,215
     160    Indianapolis Gas Utilities, Revenue,
              7.00%, 6/1/08, Callable 8/20/01 @
              100 ...............................       178
   1,850    Indianapolis Location Public Import
              Bond Bank, Revenue, 5.00%,
              1/1/06 ............................     1,931
     500    Indianapolis Location Public Import
              Bond Bank, Revenue, 5.00%,
              7/1/07 ............................       524
   2,050    Indianapolis Location Public Import
              Bond Bank, Revenue, 5.00%,
              1/1/08 ............................     2,136
     200    Lafayette Redevelopment Authority,
              EDR, 6.70%, 2/1/10, Prerefunded
              8/1/04 @ 102, MBIA ................       223
     255    Lafayette Redevelopment Authority,
              EDR, 6.80%, 8/1/10, Prerefunded
              8/1/04 @ 102, MBIA ................       285

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
 $   525    Merrillville Multi-School Building
              Corp., Revenue, 6.45%, 7/1/04,
              Callable 1/1/04 @ 100 .............  $    568
   1,500    Metro School District Building Corp.,
              Revenue, 6.90%, 1/1/18, Callable
              1/1/05 @ 102 ......................     1,689
   3,000    Municipal Power Agency Supply System,
              Revenue, Series B, 5.50%, 1/1/16,
              Callable 1/1/14 @ 100, MBIA .......     3,193
     250    North Warrick County School Building
              Corp., GO, 10.00%, 1/1/04, Callable
              7/1/03 @ 101 ......................       289
     900    South Bend Community School Building
              Corp., Revenue, 5.70%, 8/1/17,
              Callable 8/1/07 @ 101, FSA ........       992
   1,500    South Bend Community School Building
              Corp., Revenue, 5.70%, 8/1/19,
              Callable 8/1/07 @ 101, FSA ........     1,654
     710    South Newton School Building Corp.,
              Revenue, 5.80%, 7/15/12, Callable
              1/15/05 @ 102, MBIA ...............       750
     450    State Educational Facilities
              Authority, Revenue, Series B,
              6.60%, 1/1/11, Callable 1/1/02 @
              102, MBIA .........................       467
     750    State Educational Facilities
              Authority, Revenue, 6.00%, 6/1/15,
              Callable 6/1/06 @ 102, MBIA .......       801
     850    State Housing Finance Authority,
              Multi-Unit Mortgage, Revenue,
              6.60%, 1/1/12, Callable 1/1/03 @
              102 ...............................       880
   1,150    State Office Building Commission,
              Revenue, Series A, 5.50%, 7/1/12,
              Callable 7/1/05 @ 102, AMBAC ......     1,200
     500    State Recreational Development
              Commission, Revenue, Series B,
              6.00%, 7/1/09 .....................       535
   2,100    Terre Haute North/South, Revenue,
              5.80%, 7/1/13, Callable 7/1/03 @
              102 ...............................     2,152
     500    Transportation Finance Authority,
              Airport Facility Revenue, Series A,
              6.00%, 11/1/14, Callable 11/1/05 @
              102 ...............................       525
     885    Transportation Finance Authority,
              Highway Revenue, Series A, 7.25%,
              6/1/15, Prerefunded, ETM ..........     1,074
   3,115    Transportation Finance Authority,
              Highway Revenue, Series A, 7.25%,
              6/1/15 ............................     3,821

                                       50
Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
 $   755    Transportation Finance Authority,
              Revenue, Series A, 6.25%, 11/1/16,
              Callable 1/1/02 @ 102 .............  $    780
   8,750    Transportation Finance Authority,
              Revenue, Series A, 6.80%, 12/1/16,
              Callable 12/1/10 @ 100 ............    10,412
   1,180    Vincennes Community School Building
              Corp., Revenue, 6.00%, 7/1/09,
              Callable 7/1/06 @ 102, FSA ........     1,286
     500    Wabash County School Building Corp.,
              Revenue, 6.88%, 7/1/09, Callable
              1/1/02 @ 101 ......................       514
   1,000    Whitko Middle School Building Corp.,
              Revenue, 5.88%, 7/15/12, Callable
              1/15/07 @ 102, FSA ................     1,077
                                                   --------
                                                     60,024
                                                   --------
Kentucky (0.7%):
   4,090    Louisville & Jefferson County,
              Metropolitan Sewer & Drain Systems,
              Revenue, 5.63%, 5/15/17, Callable
              11/15/09 @ 101, FGIC ..............     4,300
                                                   --------
Louisiana (2.6%):
   7,970    Baton Rouge Sales & Use Tax, Revenue,
              Refunding, Public Improvement,
              Series A, 5.25%, 8/1/12, Callable
              8/1/08 @ 101.50, FGIC .............     8,379
   3,915    Shreveport, GO, Series A, 5.25%,
              5/1/15, FGIC ......................     4,007
   3,690    Shreveport, GO, Series A, 5.25%,
              5/1/16, FGIC ......................     3,762
                                                   --------
                                                     16,148
                                                   --------
Maryland (0.4%):
   2,250    State Community Development, Revenue,
              6.20%, 4/1/14, Callable 4/1/05 @
              102 ...............................     2,377
                                                   --------
Massachusetts (3.7%):
   4,185    Bay Transportation Authority, GO,
              General Transportation Systems,
              Series A, 5.50%, 3/1/16 ...........     4,382
   3,945    Boston, Series A, GO, 5.75%, 2/1/16,
              Callable 2/1/10 @ 100 .............     4,222
   3,330    Housing Finance Agency, Revenue,
              6.00%, 12/1/15, Callable 12/1/05 @
              102, AMBAC ........................     3,483
   2,265    State Industrial Finance Agency,
              Revenue, 6.00%, 1/1/15, Callable
              1/1/06 @ 102, MBIA ................     2,421

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Massachusetts, continued:
 $ 4,000    State Turnpike Authority, Met Highway
              System Revenue, Series A, 4.75%,
              1/1/34, Callable 1/1/09 @ 101 .....  $  3,518
   5,000    State, GO, Series B, 6.00%, 6/1/14,
              Callable 6/1/10 @ 100 .............     5,517
                                                   --------
                                                     23,543
                                                   --------
Michigan (3.5%):
   1,500    Ann Arbor School District, GO, 7.13%,
              5/1/02 ............................     1,555
   1,500    Caledonia Community Schools, GO,
              5.85%, 5/1/22, Prerefunded 5/1/07 @
              100, MBIA .........................     1,651
   7,500    Municipal Bond Authority, Clean Water
              Revenue, 5.50%, 10/1/19 ...........     7,772
   5,000    Oakland County, Educational Revenue,
              6.90%, 11/1/14, Callable 11/1/04 @
              102 ...............................     5,638
   5,000    State Housing Development Authority,
              Revenue, Series D, 5.95%, 12/1/16,
              Callable 12/1/06 @ 102 ............     5,273
                                                   --------
                                                     21,889
                                                   --------
Minnesota (0.9%):
   5,480    State Housing Finance Agency,
              Revenue, Series D, 5.90%, 8/1/15,
              Callable 2/1/05 @ 102, MBIA .......     5,636
                                                   --------
Mississippi (1.4%):
   7,940    Mississippi Development Bank Special
              Obligation, Gulfport Water & Sewer
              Project, Revenue, 6.00%, 7/1/20,
              Callable 7/1/02 @ 102 .............     8,766
                                                   --------
Nevada (3.7%):
   5,145    Clark County, IDR, 7.20%, 10/1/22,
              AMBAC .............................     5,480
  12,000    State Department of Business &
              Industry, Revenue, Capital
              Appreciation, Las Vegas Monorail,
              0.00%, 1/1/16, AMBAC ..............     5,556
   6,000    Trukee Meadows, Water Authority,
              Writer Revenue, Series A, 5.00%,
              7/1/25, Callable 7/1/11 @ 100 .....     5,706
   6,365    Washoe County School District, GO,
              5.88%, 6/1/16, FSA ................     6,782
                                                   --------
                                                     23,524
                                                   --------

                                       51
Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
 New Jersey (1.5%):
 $ 9,000    State Transportation Trust Fund
              Authority, Revenue, Transportation
              Systems, Series B, 5.25%, 6/15/12,
              Callable 6/15/07 @ 102 ............  $  9,474
                                                   --------
New Mexico (0.6%):
   3,330    State Mortgage Finance Authority,
              Single Family Revenue, 5.90%,
              7/1/16, Callable 7/1/07 @ 102,
              GNMA ..............................     3,464
                                                   --------
New York (4.0%):
     565    New York City Municipal Water
              Financing Authority, Water and
              Sewer Revenue, Series B, 6.00%,
              6/15/33, Callable 6/15/10 @ 101 ...       623
   3,000    New York City Transitional Finance
              Authority, Revenue, 5.50%
              2/1/15 ............................     3,189
   6,785    New York City, GO, Series A, 6.00%,
              5/15/18, Callable 5/15/10 @ 101 ...     7,358
   3,500    New York City, GO, Series F, 5.25%,
              8/1/16, MBIA ......................     3,596
   5,000    State Dormitory Authority, Revenue,
              5.88%, 7/1/08, Callable 7/1/06 @
              102 ...............................     5,466
   3,000    State Dormitory Authority, Revenue,
              5.13% , 7/1/21, Callable 7/1/10 @
              100 ...............................     2,989
   2,250    State Dormitory Authority, Revenue,
              5.00%, 7/1/28 .....................     2,192
                                                   --------
                                                     25,413
                                                   --------
North Carolina (6.9%):
   3,355    Charlotte Mecklenberg Hospital
              Authority, Revenue, Series A,
              5.60%, 1/15/10, Callable 1/15/06 @
              102 ...............................     3,553
   3,510    Charlotte Mecklenberg Hospital,
              Revenue, 5.90%, 1/15/16, Callable
              1/15/06 @ 102 .....................     3,670
   3,200    Charlotte, GO, 5.50%, 6/1/17,
              Callable 6/1/10 @ 102 .............     3,390
   3,400    Charlotte, GO, 5.50%, 6/1/18,
              Callable 6/1/10 @ 102 .............     3,589
   4,400    Cumberland County, GO, 5.70%, 3/1/18,
              Callable 3/1/10 @ 102 .............     4,702
   6,195    New Hanover County, Public
              Improvements, GO, 5.75%, 11/1/18,
              Callable 11/1/10 @ 102 ............     6,672
     485    State Housing Finance Agency,
              Revenue, AMT, Single Family, Series
              LL, 5.50%, 9/1/22 .................       490

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
North Carolina, continued:
 $ 3,680    State Housing Finance Agency,
              Revenue, AMT, Single Family, Series
              BB 6.50%, 9/1/26, Callable 3/1/05 @
              102 ...............................  $  3,857
   4,900    State Housing Finance Agency,
              Revenue, AMT, Single Family, Series
              FF 6.25%, 3/1/28 ..................     5,102
   8,000    State Public Improvement, Series A,
              GO, 5.10%, 9/1/17, Callable 9/1/10
              @ 102 .............................     8,145
                                                   --------
                                                     43,170
                                                   --------
North Dakota (0.7%):
   4,325    Bismarck Health Care Facilities,
              Revenue, St. Alexius Medical
              Center, Series A, 5.25%, 7/1/15,
              Callable 7/1/08 @ 102, FSA ........     4,385
                                                   --------
Ohio (4.0%):
   7,000    Cleveland, Certificates of
              Participation, 5.25%, 11/15/13,
              Callable 11/15/07 @ 102, AMBAC ....     7,281
   4,000    Franklin County, Hospital Revenue,
              Children's Hospital Project, Series
              A, 6.50%, 5/1/07, Callable 11/1/02
              @ 102 .............................     4,240
   1,355    Housing Finance Agency, Mortgage
              Revenue, Series A-1, 6.20%, 9/1/14,
              GNMA ..............................     1,432
   3,000    Lucas County Hospital, Revenue,
              Promedia Healthcare Obligation
              Group, 5.63%, 11/15/14, AMBAC .....     3,192
     250    State Building Authority, Adult
              Correctional Building, Revenue,
              Series A, 6.13%, 10/1/09, Callable
              10/1/03 @ 102 .....................       271
   1,000    State Public & Sewer Improvement, GO,
              6.00%, 8/1/07, Callable 8/1/05 @
              102 ...............................     1,093
   5,000    State Turnpike Commission, Revenue,
              Series A, 5.70%, 2/15/17,
              Prerefunded 2/15/06 @ 102, MBIA ...     5,503
   2,260    Toledo Lucas County Port, Development
              Authority, Revenue, AMT, 6.00%,
              5/15/11 ...........................     2,262
                                                   --------
                                                     25,274
                                                   --------
Oregon (1.4%):
   5,305    Clackamas County, School District
              #62C, GO, 6.00%, 6/15/16, Callable
              6/15/10 @ 100 .....................     5,782

                                       52
Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Oregon, continued:
 $ 3,000    Department of Administrative
              Services, Lottery Revenue, Series
              B, 5.25%, 4/1/15, FSA .............  $  3,071
                                                   --------
                                                      8,853
                                                   --------
Pennsylvania (1.9%):
   3,675    Delaware River Port Authority,
              Revenue, 5.63%, 1/1/16, FSA .......     3,902
   4,000    Pennsylvania State Higher Educational
              Facilities Authority, Revenue,
              Health System, Series A, 6.00%,
              5/15/31, Callable 1/15/11 @ 101 ...     4,061
  10,880    Westmoreland County, Municipal
              Authority Services, Revenue,
              Capital Appreciation, 0.00%,
              8/15/20, MBIA .....................     3,840
                                                   --------
                                                     11,803
                                                   --------
Puerto Rico (0.7%):
   4,000    Childrens Trust Fund, Revenue,
              Tobacco Settlement, 5.75%, 7/1/13,
              Callable 7/1/10 @ 100 .............     4,238
                                                   --------
Rhode Island (1.0%):
   5,800    Depositor's Economic Protection,
              Revenue, Series A, 6.30%, 8/1/05,
              FSA, MBIA .........................     6,387
                                                   --------
South Carolina (1.2%):
   2,000    Greenville Hospital System
              Facilities, Revenue, Series A,
              5.60%, 5/1/10, Callable 5/1/06 @
              102 ...............................     2,118
   5,000    Tobacco Settlement, Revenue,
              Management Authority, Series B,
              6.38%, 5/15/28, Callable 5/15/11 @
              101 ...............................     5,142
                                                   --------
                                                      7,260
                                                   --------
South Dakota (1.2%):
   1,140    Building Authority, Lease Revenue,
              6.63%, 9/1/12, AMBAC ..............     1,213
   2,500    Heartland Consumers Power District,
              Electric Revenue, 6.00%, 1/1/17,
              FSA ...............................     2,789
   2,300    State Housing Development Authority,
              Revenue, 5.70%, 5/1/08, Callable
              5/1/06 @ 102 ......................     2,461
   1,000    State Housing Development Authority,
              Revenue, 6.25%, 5/1/15, Callable
              5/1/05 @ 102 ......................     1,052
                                                   --------
                                                      7,515
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Tennessee (0.5%):
 $ 1,360    Knox County Health, Educational &
              Housing Facilities Board, Revenue,
              7.25%, 1/1/09, MBIA ...............  $  1,609
   1,300    Knox County Health, Educational &
              Housing Facilities Board, Revenue,
              7.25%, 1/1/10, MBIA ...............     1,556
                                                   --------
                                                      3,165
                                                   --------
Texas (7.0%):
   6,000    Brownsville Utilities System Revenue,
              6.25%, 9/1/14, MBIA ...............     6,857
   6,420    Fort Bend School District, GO, 5.00%,
              8/15/24, PSFG .....................     6,136
   6,250    Frisco Independence School District,
              GO, 5.00%, 8/15/30, Callable
              8/15/11 @ 100 .....................     5,880
   1,205    Richardson Hospital Authority,
              Revenue, Richardson Medical, 6.50%,
              12/1/12, Prerefunded 12/1/03 @
              102 ...............................     1,316
   1,925    Richardson Hospital Authority,
              Revenue, Richardson Medical, 6.50%,
              12/1/12 ...........................     1,937
   5,810    San Antonio Electric and Gas,
              Revenue, Series 00, 5.00%, 2/1/17,
              Callable 2/1/17 @ 100 .............     5,863
   5,000    State Public Finance Authority, GO,
              Series B, 5.63%, 10/1/12, Callable
              10/1/06 @ 100 .....................     5,442
   4,000    State, GO, College Student Loan, AMT,
              6.50%, 8/1/07, Callable 8/1/02 @
              100 ...............................     4,147
   5,000    Texas A & M University, Revenue,
              5.38%, 5/15/16 ....................     5,119
   1,500    Tom Green County, Health Facilities,
              Hospital Revenue, Shannon Health
              System Project, 6.20%, 11/15/11 ...     1,509
                                                   --------
                                                     44,206
                                                   --------
Utah (1.7%):
   1,815    Board of Regents, Lease Revenue,
              Refunding, Dixie College, Series A,
              5.50%, 5/1/23, Callable 5/1/09 @
              100, AMBAC ........................     1,840
   4,340    Salt Lake County, Revenue, 5.50%,
              10/1/11, Callable 10/1/09 @ 100 ...     4,650
   4,035    State Housing Finance Agency,
              Revenue, Single Family Mortgage,
              Issue A-2, AMT, 6.25%, 7/1/25,
              Callable 1/1/07 @ 102, FHA ........     4,219
                                                   --------
                                                     10,709
                                                   --------

                                       53
Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
 Virginia (2.0%):
 $ 4,140    Norfolk Water, Revenue, 5.88%,
              11/1/14, Callable 11/1/05 @ 102,
              MBIA ..............................  $  4,419
   2,000    State Housing Development Authority,
              Revenue, Commonwealth Mortgage,
              Series H, Sub-Series H-2, 6.20%,
              1/1/08, Callable 1/1/05 @ 102 .....     2,079
   1,500    State Housing Development Authority,
              Revenue, Refunding, Series E,
              5.60%, 11/1/10, Callable 11/1/03 @
              102 ...............................     1,556
   4,500    State Housing Development Authority,
              Revenue, Commonwealth Mortgage,
              Series A, 7.10%, 1/1/17, Callable
              1/1/02 @ 102 ......................     4,623
                                                   --------
                                                     12,677
                                                   --------
Washington (2.9%):
   7,000    Energy Northwest Washington Electric,
              Revenue, Series A, 5.5%, 7/1/18,
              Callable 7/1/11 @ 101 .............     7,213
   5,000    Seattle Municipal Light & Power
              Revenue, 6.00%, 10/1/18, Callable
              10/1/09 @ 101 .....................     5,394
   5,430    Western Washington University,
              Revenue, 5.50%, 10/1/22, AMBAC ....     5,706
                                                   --------
                                                     18,313
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
West Virginia (0.9%):
 $ 5,250    State, GO, 5.75%, 6/1/13, Callable
              6/1/09 @ 101 ......................  $  5,685
                                                   --------
Wisconsin (0.9%):
   1,370    Housing & Economic Development
              Authority, Revenue, Series A,
              6.15%, 9/1/17, Callable 3/1/05 @
              102 ...............................     1,424
   4,000    State, GO, Series C, 6.00%, 5/1/19,
              Callable 5/1/10 @ 100 .............     4,314
                                                   --------
                                                      5,738
                                                   --------
  Total Municipal Bonds                             620,559
                                                   --------
INVESTMENT COMPANIES (0.1%):
       0    Blackrock Provident Institutional
              Funds, Munifund Institutional
              Shares (c) ........................         0
     840    Blackrock Provident Institutional
              Funds, Tax-Free Money Market ......       840
                                                   --------
  Total Investment Companies                            840
                                                   --------
Total (Cost $585,480)(a)                           $621,399
                                                   ========

------------
Percentages indicated are based on net assets of $628,413.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $36,310
                   Unrealized depreciation......................     (391)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $35,919
                                                                  =======

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Rounds to less than 1,000.

See notes to financial statements.

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
 MUNICIPAL BONDS (86.7%):
Alabama (1.5%):
 $ 5,000    21st Century Authority, Tobacco
              Settlement Revenue, 5.75%,
              12/1/20, Callable 6/1/10 @
              102 .............................  $    4,985
   4,890    Courtland Industrial Development
              Board, Champion International
              Corp. Project, Revenue, 7.20%,
              12/1/13, Callable 5/14/02 @
              103 .............................       5,120
   4,250    Courtland Industrial Development
              Board, Solid Waste Disposal
              Revenue, Series A, AMT, 6.50%,
              9/1/25, Callable 9/1/05 @ 102 ...       4,356
     420    Housing Finance Authority, Single
              Family Housing Revenue, Series
              A-1, 5.80%, 10/1/08, Callable
              4/1/05 @ 102, GNMA ..............         446
     785    Mobile Housing Assistance Corp.,
              Mortgage Revenue, 5.80%, 12/1/10,
              FHA .............................         785
   1,980    Mobile Housing Assistance Corp.,
              Mortgage Revenue, 6.50%, 12/1/21,
              FHA .............................       1,981
                                                 ----------
                                                     17,673
                                                 ----------
Alaska (0.8%):
     390    Home Mortgage Revenue, Refunding,
              8.00%, 3/1/09, Callable 3/1/02 @
              102, FNMA .......................         401
   1,905    State Housing Finance Corp.,
              Revenue, Series A-1, 5.30%,
              12/1/12, Callable 12/1/07 @
              101.50, MBIA ....................       1,951
  12,940    State Housing Finance Corp.,
              Revenue, Series A, 0.00%,
              12/1/17, Callable 6/1/07 @ 54,
              MBIA ............................       4,882
   2,750    Student Loan Corp., Revenue, Series
              A, AMT, 5.75%, 7/1/14, Callable
              7/1/07 @ 100, AMBAC .............       2,826
                                                 ----------
                                                     10,060
                                                 ----------
Arizona (3.3%):
   2,890    Gila County, Certificates of
              Participation, 6.40%, 6/1/14 ....       3,016
   1,425    Gila County, IDA, Revenue, Cobre
              Valley Hospital, 6.00%, 12/1/20,
              Callable 12/1/10 @ 101, ACA .....       1,439
   1,170    Maricopa County, IDA, Multi-Family
              Housing Revenue, Villas at
              Augusta Project, 5.00%, 10/20/10,
              GNMA ............................       1,206

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 1,275    Maricopa County, IDA, Multi-Family
              Housing Revenue, Villas at
              Augusta Project, 6.40%, 10/20/20,
              Callable 10/20/10 @ 105, GNMA ...  $    1,373
  11,705    Maricopa County, IDA, Multi-Family
              Housing Revenue, Coral Point
              Apartments Project, Series A,
              4.95%, 3/1/28, Callable 3/1/06 @
              101 .............................      11,606
   1,385    Maricopa County, IDA, Multi-Family
              Housing Revenue, Coral Point
              Apartments Project, Series B,
              AMT, 5.10%, 3/1/28, Callable
              3/1/06 @ 101 ....................       1,343
   2,620    Mesa, IDA, Student Revenue, East
              Maricopa College, Series A,
              6.00%, 7/1/21, Callable 7/1/11 @
              101 .............................       2,597
   3,525    Mesa, IDA, Student Revenue, East
              Maricopa College, Series A,
              6.00%, 7/1/25, Callable 7/1/11 @
              101 .............................       3,466
     810    Phoenix, IDA, Single Family
              Mortgage Revenue, 5.88%, 6/1/16,
              Callable 6/1/10 @ 102, GNMA/FNMA/
              FHLMC ...........................         861
   1,285    Pima County, IDA, Multi-Family
              Housing Revenue, La Hacienda
              Project, 7.00%, 12/20/31,
              Callable 6/20/12 @ 100, GNMA ....       1,439
   4,000    Pima County, IDA, Single Family
              Mortgage Revenue, Series A-1,
              AMT, 5.00%, 11/1/25, Callable
              11/1/10 @ 101,
              GNMA/FNMA/FHLMC .................       3,986
     170    Pima County, IDA, Single Family
              Mortgage Revenue, Series A-1,
              AMT, 6.20%, 5/1/27, Callable
              5/1/04 @ 102, GNMA ..............         173
   4,040    Pima County, IDA, Single Family
              Mortgage Revenue, AMT, 5.80%,
              11/1/32, Callable 5/1/10 @ 101,
              GNMA/FNMA/FHLMC .................       4,168
   6,655    Pima County, IDA, Single Family
              Mortgage Revenue, Capital
              Appreciation, Series A-1, AMT,
              0.00%, 11/1/34 ..................         895
   1,545    Tucson & Pima County, IDA, Single
              Family Mortgage Revenue, Series
              1-A, AMT, 5.70%, 7/1/12, Callable
              1/1/10 @ 101, FNMA/ GNMA ........       1,639

                                       55
Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 1,000    Tucson & Pima County, IDA, Single
              Family Mortgage Revenue, Series
              1A, AMT, 6.10%, 7/1/22, Callable
              1/1/10 @ 101, FNMA/ GNMA ........  $    1,049
                                                 ----------
                                                     40,256
                                                 ----------
Arkansas (0.6%):
   5,100    Ashdown, PCR, Nekoosa Papers, Inc.
              Project, 4.75%, 4/1/08, Callable
              3/1/08 @ 100 ....................       5,113
      55    Drew County, Public Facilities
              Board, Single Family Housing
              Revenue, Series B, 7.75%, 8/1/11,
              Callable 2/1/04 @ 100 ...........          57
     164    Drew County, Public Facilities
              Board, Single Family Housing
              Revenue, Series A-2, 7.90%,
              8/1/11, Callable 8/1/03 @ 103,
              FNMA ............................         173
     108    Jacksonville, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, Series B,
              7.75%, 1/1/11, Callable 7/1/05 @
              103 .............................         114
     271    Jacksonville, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, Series A-2,
              7.90%, 1/1/11, Callable 7/1/03 @
              103, FNMA .......................         285
     318    Lonoke County, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, Series A-2,
              7.90%, 4/1/11, FNMA .............         337
      80    Lonoke County, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, Series B,
              7.38%, 4/1/11, Callable 4/1/03 @
              103 .............................          84
     383    Pope County, Residential
              Facilities, Single Family Housing
              Revenue, Series B, 7.75%, 9/1/11,
              Callable 8/1/02 @ 102, FHA ......         396
   2,085    State Development Finance
              Authority, Revenue, Series 1,
              0.00%, 6/1/15 ...................         950
     145    Stuttgart Public Facilities Board,
              Single Family Mortgage Revenue,
              Series B, 7.75%, 9/1/11, Callable
              3/1/06 @ 103 ....................         153

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Arkansas, continued:
 $   216    Stuttgart Public Facilities Board,
              Single Family Mortgage Revenue,
              Series A-2, 7.90%, 9/1/11,
              Callable 9/1/03 @ 103, FNMA .....  $      227
                                                 ----------
                                                      7,889
                                                 ----------
California (3.2%):
     550    ABAG Finance Authority For
              Nonprofit Corps., Multifamily
              Housing Revenue, Palo Alto
              Gardens Apartments, Series A,
              AMT, 5.25%, 10/1/19, Callable
              4/1/06 @ 102 ....................         535
   4,749    Contra Costa County, Multi-Family
              Mortgage Revenue, Crescent Park,
              Series B, 7.80%, 6/20/34,
              Callable 6/20/04 @ 105, GNMA ....       5,268
   5,675    Escondido JT Powers Finance
              Authority, Lease Revenue, Center
              for the Arts, 0.00%, 9/1/17,
              Callable 9/1/05 @ 46.52,
              AMBAC ...........................       2,119
     675    Housing Finance Agency, Home
              Mortgage Revenue, Series F, AMT,
              7.50%, 2/1/23, Callable 8/1/05 @
              102, FHA/VA .....................         716
   2,445    Los Angeles, Multi-Family Revenue,
              Housing Earthquake Rehabilitation
              Projects - B, AMT, 5.85%,
              12/1/27, Callable 12/1/05 @
              102 .............................       2,542
   4,220    Petaluma City High School District,
              Capital Appreciation, GO, Series
              C, 0.00%, 8/1/20, Callable 8/1/04
              @ 38.39, FGIC ...................       1,349
  10,000    Pollution Control Financing
              Authority, PCR, Pacific Gas &
              Electric, Series A, AMT, 5.35%,
              12/1/16, MBIA ...................      10,002
     475    Redondo Beach, Redevelopment
              Agency, Residential Mortgage
              Revenue, Series B, 6.25%, 6/1/11,
              Callable 6/1/03 @ 100 ...........         477
   2,400    Rural Home Mortgage Finance
              Authority, Single Family Mortgage
              Revenue, Series A, 5.00%,
              12/1/11, GNMA/FNMA ..............       2,429
     485    Rural Home Mortgage Finance
              Authority, Single Family Mortgage
              Revenue, Series A, AMT, 7.75%,
              5/1/27 ..........................         536

                                       56
Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
California, continued:
 $ 1,415    Rural Home Mortgage Finance
              Authority, Single Family Mortgage
              Revenue, Series D, AMT, 6.00%,
              6/1/31, Callable 6/1/10 @ 102,
              GNMA/FNMA .......................  $    1,574
   2,825    San Jose, Multi-Family Housing
              Revenue, Helzer Courts
              Apartments, Series A, AMT, 6.20%,
              6/1/19, Callable 12/1/09 @ 102
              (b) .............................       2,724
     940    Sierra View Health Care District,
              Revenue, 5.00%, 7/1/08, ACA .....         939
   3,400    Statewide Community Development
              Authority, Multi-Family Revenue,
              Cudahy Gardens, Series J, AMT,
              5.60%, 4/1/29, Callable 4/1/03 @
              102, LOC: Swiss Bank ............       3,450
   4,390    Statewide Community Development
              Authority, Multi-Family Revenue,
              Irvine Apartments, Series A-2,
              4.90%, 5/15/25, Putable 5/15/08 @
              100 .............................       4,369
                                                 ----------
                                                     39,029
                                                 ----------
Colorado (12.7%):
   2,250    Arapahoe County, Single Family
              Mortgage Revenue, 0.00%,
              9/1/10 ..........................       1,472
   4,920    Aurora, IDR, McKesson Corp., Series
              A, 5.38%, 12/1/11, Callable
              12/1/02 @ 102 ...................       5,049
   5,030    Aurora, Single Family Mortgage
              Revenue, Series A-2, 0.00%,
              9/1/15, Prerefunded 3/1/13 @
              75.20 ...........................       2,129
   1,865    Brush Creek Metropolitan District,
              GO, Refunding, 6.70%, 11/15/09,
              Callable 11/15/03 @ 101 .........       1,965
   1,000    Cordillera Metropolitan District,
              Eagle County, GO, 4.95%, 12/1/12,
              Callable 12/1/08 @ 100 ..........         971
     755    Cordillera Metropolitan District,
              Eagle County, GO, Series A,
              6.10%, 12/1/17, Callable 12/1/10
              @ 100 ...........................         771
   9,000    Denver City & County, Airport
              Revenue, Series A, 6.00%,
              11/15/14, Callable 11/15/10 @
              100 .............................       9,747
  15,125    Denver City & County, Mortgage
              Revenue, Series A, AMT, 0.00%,
              8/1/29, Callable 8/1/07 @ 26.95,
              GNMA/FHLMC ......................       2,847

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 1,000    Denver City & County, Single Family
              Residential Revenue, Series A,
              0.00%, 7/1/10, Callable 7/1/08 @
              91.87 ...........................  $      618
   9,850    Denver City & County, Single Family
              Residential Revenue, Series A,
              0.00%, 7/1/14, Callable 7/1/08 @
              73.56 ...........................       4,760
   1,000    Denver City & County, Special
              Facilities, Airport Revenue,
              Rental Car Project, Series A,
              6.00%, 1/1/13, Callable 1/1/09 @
              101 .............................       1,081
   1,000    E-470 Business Metropolitan
              District, GO, 5.13%, 12/1/17,
              Callable 12/1/09 @ 100, ACA .....         944
      57    El Paso County, Home Mortgage,
              Revenue, Series C, 8.30%,
              9/20/18, GNMA ...................          62
   1,265    Englewood, Multi-Family Housing
              Revenue, Marks Apartments, Series
              B, 6.00%, 12/15/18, Callable
              12/15/03 @ 100, LOC: Citibank ...       1,268
   2,500    Englewood, Multi-Family Housing
              Revenue, Marks Apartments, 6.65%,
              12/1/26, Callable 12/1/06 @
              102 .............................       2,513
   1,000    Erie Water Enterprise, Revenue,
              5.13%,12/1/10, Callable 12/1/08 @
              100, ACA ........................       1,010
   1,135    Health Facilities Authority,
              Revenue, Series A, 6.40%, 1/1/10,
              Callable 1/1/07 @ 101 ...........       1,109
   2,475    Health Facilities Authority,
              Revenue, Steamboat Springs
              Health, 5.75%, 9/15/22, Callable
              9/15/08 @ 101 ...................       2,095
     500    Housing & Finance Authority,
              Revenue, Single Family Program,
              Series B-3, 4.125%, 8/1/10 ......         502
   1,250    Housing & Finance Authority,
              Revenue, Single Family Program,
              Series B, 5.00%, 8/1/13, Callable
              2/1/11 @ 102 ....................       1,255
   2,500    Housing & Finance Authority,
              Revenue, Single Family Program,
              Series B, 5.20%, 8/1/17, Callable
              2/01/11 @ 102 ...................       2,740
   2,345    Housing & Finance Authority,
              Revenue, Single Family Program,
              Series B-2, AMT, 6.10%, 8/1/23,
              Callable 2/1/11 @ 105 ...........       2,510

                                       57
Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 1,085    Housing & Finance Authority, Single
              Family, Revenue, Series A-3,
              6.30%, 8/1/12, Callable 2/1/11 @
              105 .............................  $    1,191
   3,000    Housing Finance Authority, Multi-
              Family Housing Revenue, Series
              C-3, 5.70%, 10/1/21, Callable
              12/1/01 @ 100, FHA ..............       3,000
   2,980    Housing Finance Authority, Multi-
              Family Housing Revenue, Series B,
              6.00%, 10/1/25, Callable 10/1/01
              @ 100, FHA ......................       2,483
   1,235    Housing Finance Authority, Multi-
              Family Housing Revenue, Series A,
              9.00%, 10/1/25, Callable 10/1/01
              @ 100, FHA ......................       1,238
   2,385    Housing Finance Authority, Multi-
              Family Housing Revenue, Series A,
              AMT, 6.65%, 10/1/28, Callable
              4/1/05 @ 102 ....................       2,482
   5,200    Housing Finance Authority, Revenue,
              Series E-2, AMT, 7.00%, 2/1/30,
              Callable 8/1/10 @ 105 ...........       5,780
   1,000    Housing Finance Authority, Revenue,
              Series E-3, 6.70%, 2/1/32,
              Callable 8/1/10 @ 105 ...........       1,098
       5    Housing Finance Authority, Single
              Family Housing Revenue,
              Sub-Series A, AMT, 6.50%,
              12/1/02 .........................           5
     155    Housing Finance Authority, Single
              Family Housing Revenue, Series E,
              AMT, 6.25%, 12/1/09, Callable
              12/1/04 @ 103 ...................         159
     340    Housing Finance Authority, Single
              Family Housing Revenue, Series B,
              6.13%, 5/1/13, Callable 11/1/04 @
              103, FHA/VA .....................         357
   1,000    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-2, 5.15%, 11/1/16, Callable
              5/1/08 @ 102 ....................       1,004
   1,995    Housing Finance Authority, Single
              Family Housing Revenue, Series
              B-2, AMT, 7.10%, 4/1/17, Callable
              4/1/10 @ 105 ....................       2,311
     405    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-2, 7.45%, 6/1/17, Callable
              6/1/05 @ 105 ....................         433

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 1,430    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-2, AMT, 8.40%, 10/1/21,
              Callable 4/1/10 @ 105 ...........  $    1,607
     100    Housing Finance Authority, Single
              Family Housing Revenue, Series
              A-3, AMT, 6.50%, 11/1/23,
              Callable 5/1/02 @ 102 ...........         104
     300    Housing Finance Authority, Single
              Family Housing Revenue, Series B,
              7.50%, 11/1/24, Callable 11/1/04
              @ 105, FHA ......................         320
       5    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-1, 7.65%, 12/1/25, Callable
              6/1/05 @ 105 ....................           5
   7,410    Housing Finance Authority, Single
              Family Housing Revenue, Series
              A-2, AMT, 7.25%, 5/1/27, Callable
              5/1/07 @ 105 ....................       8,052
   1,980    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-2, 7.45%, 11/1/27, Callable
              5/1/06 @ 105 ....................       2,112
   3,035    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-1, AMT, 7.55%, 11/1/27,
              Callable 11/1/06 @ 105 ..........       3,228
   2,100    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-2, AMT, 6.88%, 11/1/28,
              Callable 11/1/07 @ 105 ..........       2,272
   4,000    Housing Finance Authority, Single
              Family Housing Revenue, Series
              B-2, AMT, 6.80%, 4/1/30, Callable
              4/1/09 @ 105 ....................       4,470
   1,000    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-3, AMT, 7.15%, 10/1/30,
              Callable 4/1/10 @ 105 ...........       1,137
   2,000    Housing Finance Authority, Single
              Family Housing Revenue, Series
              B-2, AMT, 7.25%, 10/1/31,
              Callable 4/1/10 @ 105 ...........       2,267
   2,000    Housing Finance Authority, Single
              Family Housing Revenue, Series
              D-2, AMT, 6.90%, 4/1/29, Callable
              4/1/10 @ 105 ....................       2,253

                                       58
Continued

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Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 1,000    Housing Finance Authority, Single
              Family Housing Revenue, Series
              D-3, 6.75%, 4/1/32, Callable
              4/1/10 @ 105 ....................  $    1,129
   5,260    Housing Finance Authority, Single
              Family Program, Series A-1, AMT,
              7.40%, 11/1/27 ..................       5,756
   5,997    Ironwood Trust, GO, Series 00A,
              5.80%, 1/1/04, Mandatory Call
              1/1/04 @ 101 (b) ................       6,379
     250    Jefferson County, Single Family
              Mortgage Revenue, Refunding,
              Series A, 8.88%, 10/1/13,
              Callable 4/1/02 @ 102, MBIA .....         258
   3,500    Mesa County, Residential Revenue,
              Refunding, 0.00%, 12/1/11,
              ETM .............................       2,139
  10,000    Metropolitan Football Stadium,
              District Sales Tax Revenue,
              Series A, 0.00%, 1/1/07, MBIA ...       7,899
   2,605    Mountain Village Metropolitan
              District, San Miguel County,
              Refund & Improvement, GO, 5.25%,
              12/1/13, Callable 12/1/08 @ 100,
              MBIA ............................       2,700
   2,040    Multi-Family Housing Revenue, Bond
              Pass Thru Certificates, Tyler's
              Creek Project, Series 00-10, AMT,
              6.00%, 11/1/33, Callable 12/1/10
              @ 100 ...........................       2,053
   1,070    Multi-Family Housing Revenue, Bond
              Pass Thru Certificates, Landings
              Project, Series 00-5, AMT, 6.00%,
              11/1/33, Callable 12/1/10 @
              100 .............................       1,077
   2,075    Multi-Family Housing Revenue, Bond
              Pass Thru Certificates, Rocky
              Mountain Project, Series 00-4,
              AMT, 6.00%, 11/1/33, Callable
              12/1/10 @ 100 ...................       2,088
   1,585    Multi-Family Housing Revenue, Bond
              Pass Thru Certificates,
              Lawrenceville Brisben Project,
              Series 00-11, AMT, 6.00%,
              11/1/33, Callable 12/1/10 @
              100 .............................       1,595
   2,775    Multi-Family Housing Revenue, Bond
              Pass Thru Certificates, Castel
              Highlands Project, Series 00-2,
              AMT, 6.00%, 11/1/33, Callable
              12/1/10 @ 100 ...................       2,793

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 2,365    Multi-Family Housing Revenue, Bond
              Pass Thru Certificates,
              Centennial East Project, Series
              00-1, AMT, 6.00%, 11/1/33,
              Callable 12/1/10 @ 100 ..........  $    2,380
   2,950    Multi-Family Housing Revenue, Bond
              Pass Thru Certificates,
              Northglenn Project, Series 00-3,
              AMT, 6.00%, 11/1/33, Callable
              12/1/10 @ 100 ...................       2,969
   7,765    Northern Metropolitan District,
              Adams County, GO, 6.50%, 12/1/16,
              Callable 12/1/07 @ 102, MBIA ....       8,585
   1,510    Pueblo County, Certificates of
              Participation, Capital
              Construction Corp., 6.25%,
              12/1/10 .........................       1,619
     435    San Miguel County, Mountain Village
              Metropolitan District, GO, 7.95%,
              12/1/03, Callable 12/1/02 @
              101 .............................         453
   1,720    San Miguel County, Mountain Village
              Metropolitan District, GO, 8.10%,
              12/1/11, Prerefunded 12/1/02 @
              101 .............................       1,857
   1,090    Summit County, School District #01,
              GO, 4.25%, 12/1/07, FSA .........       1,108
   1,015    Summit County, School District #01,
              GO, 4.38%, 12/1/08, FSA .........       1,032
   1,215    Summit County, School District #01,
              GO, 4.50%, 12/1/10, FSA .........       1,241
                                                 ----------
                                                    153,896
                                                 ----------
Connecticut (1.5%):
   4,350    Stamford, Housing Authority, Multi-
              Family Housing Revenue, Rippowam
              Project, 6.25%, 10/1/19, Callable
              10/1/08 @ 103 ...................       4,523
   9,200    Stamford, Housing Authority, Multi-
              Family Housing Revenue, Rippowam
              Project, 6.38%, 10/1/29, Callable
              10/1/08 @ 103 ...................       9,589
   2,000    State Housing Finance Authority,
              Multi-Family Housing Revenue,
              Sub-Series B-1, 6.13%, 5/15/18,
              Callable 5/15/05 @ 102 ..........       2,088
   2,495    State Housing Finance Authority,
              Single Family Housing Revenue,
              Series A, 6.20%, 5/15/14,
              Callable 5/15/03 @ 102 ..........       2,589
                                                 ----------
                                                     18,789
                                                 ----------

                                       59
Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
 District of Columbia (0.9%):
 $   355    Housing Finance Agency, Single
              Family Housing Revenue, Series A,
              AMT, 5.50%, 12/1/06 .............  $      375
     280    Housing Finance Agency, Single
              Family Housing Revenue, Series A,
              AMT, 5.60%, 12/1/07 .............         298
     395    Housing Finance Agency, Single
              Family Housing Revenue, Series A,
              AMT, 5.65%, 12/1/08 .............         422
     405    Housing Finance Agency, Single
              Family Housing Revenue, Series A,
              AMT, 5.70%, 12/1/09 .............         435
   4,435    Housing Finance Agency, Single
              Family Housing Revenue, Series A,
              AMT, 6.85%, 12/1/33, Callable
              6/1/10 @ 102, FHLMC .............       4,847
   5,025    Tobacco Settlement Financing Corp.,
              Revenue, 5.20%, 5/15/08 .........       5,087
                                                 ----------
                                                     11,464
                                                 ----------
Florida (5.1%):
   6,500    Broward County, Resource Recovery
              Revenue, Series A, 5.38%,
              12/1/10, Callable 12/1/08 @
              101 .............................       6,818
   2,385    Capital Projects Finance Authority,
              Student Housing, Revenue, 5.50%,
              10/1/13, Callable 10/1/11 @ 102,
              MBIA ............................       2,553
   4,055    CRS Tax-Exempt Trust, Certificates
              of Participation, Series A,
              7.38%, 12/5/21 (b) ..............       4,186
   3,600    Duval County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series C, 7.35%, 7/1/24,
              Callable 1/1/02 @ 102, FGIC .....       3,711
   1,900    Escambia County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, 5.75%, 4/1/04, Callable
              10/1/01 @ 100, GNMA .............       1,902
   1,845    Housing Finance Corp., Homeowner
              Mortgage Revenue, Series 2, AMT,
              4.75%, 7/1/19, Callable 6/1/07 @
              101.50, MBIA ....................       1,869
     680    Lee County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, 6.95%, 9/1/26, Callable
              9/1/10 @ 106.75 .................         763

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $ 2,565    Lee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A-1, 7.20%,
              3/1/27, Callable 3/1/07 @ 105,
              GNMA/ FNMA/FHLMC ................  $    2,795
     955    Lee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A-3, AMT, 6.40%,
              3/1/28, Callable 3/1/08 @ 105,
              GNMA/FNMA/FHLMC .................       1,035
   2,850    Lee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A-3, AMT, 5.05%,
              3/1/29, Callable 3/1/08 @ 102,
              GNMA/FNMA/FHLMC .................       2,811
   1,780    Lee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A, AMT, 6.85%,
              3/1/29, Callable 9/1/07 @ 105,
              FNMA/GNMA/FHLMC .................       1,947
     500    Lee County, IDA, Utilities Revenue,
              Bonita Springs Utilities Project,
              AMT, 5.00%, 11/1/10, FSA ........         518
     500    Lee County, IDA, Utilities Revenue,
              Bonita Springs Utilities Project,
              AMT, 5.10%, 11/1/11, Callable
              11/1/10 @ 101, FSA ..............         520
     500    Lee County, IDA, Utilities Revenue,
              Bonita Springs Utilities Project,
              AMT, 5.20%, 11/1/12, Callable
              11/1/10 @ 101, FSA ..............         519
     500    Lee County, IDA, Utilities Revenue,
              Bonita Springs Utilities Project,
              AMT, 5.25%, 11/1/13, Callable
              11/1/10 @ 101, FSA ..............         517
     500    Lee County, IDA, Utilities Revenue,
              Bonita Springs Utilities Project,
              AMT, 5.30%, 11/1/14, Callable
              11/1/10 @ 101, FSA ..............         515
     500    Lee County, IDA, Utilities Revenue,
              Bonita Springs Utilities Project,
              AMT, 5.50%, 11/1/16, Callable
              11/1/10 @ 101, FSA ..............         516
     535    Leon County, Housing Finance
              Authority, Multi-County Program,
              Revenue, Series B, AMT, 7.30%,
              1/1/28, GNMA/FHLMC ..............         610

                                       60
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

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $   825    Manatee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Sub-Series 1, AMT,
              8.38%, 5/1/25, GNMA/FHLMC .......  $      858
   2,250    Manatee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Sub-Series 1, AMT,
              7.20%, 5/1/28, Callable 5/1/07 @
              105, GNMA/FNMA/FHLMC ............       2,578
   1,405    Manatee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Sub-Series 1, AMT,
              6.25%, 11/1/28, Callable 11/1/09
              @ 105 ...........................       1,510
   2,330    Miami-Dade County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A-1, AMT, 5.90%,
              6/1/25, Callable 6/1/08 @ 103,
              FHLMC ...........................       2,376
   2,900    Miami-Dade County, Split
              Obligation, Revenue, Sub-Series
              A, 0.00%, 10/1/16, Callable
              4/1/08 @ 65.58, MBIA ............       1,263
   1,000    Orange County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, Loma Vista Project,
              Series G, AMT, 5.40%, 9/1/19,
              Callable 3/1/09 @ 102 ...........         946
   2,020    Orange County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, Loma Vista Project,
              Series G, AMT, 5.45%, 9/1/24,
              Callable 3/1/09 @ 102 ...........       1,892
     390    Palm Beach County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A, AMT, 6.38%,
              10/1/06, Callable 10/1/04 @ 102,
              GNMA/FNMA .......................         400
   1,815    Pinellas County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A, AMT, 6.25%,
              8/1/12, Callable 2/1/05 @ 102,
              GNMA/FNMA .......................       1,865
   1,320    Santa Rosa Bay Bridge Authority,
              Revenue, Capital Appreciation,
              0.00%, 7/1/08, ACA ..............         971
   1,625    Santa Rosa Bay Bridge Authority,
              Revenue, Capital Appreciation,
              0.00%, 7/1/09, ACA ..............       1,131

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $ 1,535    Santa Rosa Bay Bridge Authority,
              Revenue, Capital Appreciation,
              0.00%, 7/1/12, ACA ..............  $      900
   4,265    State Board of Education, Capital
              Outlay, GO, Series B, 5.00%,
              6/1/12, Callable 6/1/02 @ 100 ...       4,266
   4,185    State Board of Education, Capital
              Outlay, GO, Series A, 5.00%,
              6/1/14, Callable 6/1/09 @ 101,
              MBIA ............................       4,256
   3,075    Tampa Water & Sewer Revenue, 0.00%,
              10/1/05 .........................       2,780
                                                 ----------
                                                     62,097
                                                 ----------
Georgia (0.7%):
   1,550    Atlanta Urban Residential Finance
              Authority, Single Family Housing
              Revenue, 0.00%, 10/1/16,
              Prerefunded 4/1/15 @ 85.46,
              AMBAC/FNMA ......................         647
   5,000    De Kalb County, Housing Authority,
              Multi-Family Housing Revenue,
              Friendly Hills Apartments, Series
              A, AMT, 7.05%, 1/1/39, Callable
              1/1/08 @ 104, FHA ...............       5,467
   1,765    Fulton County, Housing Authority,
              Multi-Family Housing Revenue,
              Concorde Place Apartments
              Project, Series A, AMT, 6.30%,
              7/1/16, Callable 7/1/06 @ 102 ...       1,984
                                                 ----------
                                                      8,098
                                                 ----------
Hawaii (0.1%):
   1,500    State Housing & Community
              Development Corp., Multi-Family
              Housing Revenue, Sunset Villas,
              5.00%, 7/20/11, GNMA ............       1,541
                                                 ----------
Idaho (0.6%):
   1,095    Housing & Finance Association,
              Single Family Mortgage Revenue,
              Sub-Series A, 5.35%, 7/1/11,
              Callable 1/1/08 @ 101.50,
              FHA/VA ..........................       1,123
     900    Housing & Finance Association,
              Single Family Mortgage Revenue,
              Series E-2, AMT, 5.95%, 7/1/14,
              Callable 1/1/07 @ 101.50 ........         948
   1,535    Housing & Finance Association,
              Single Family Mortgage Revenue,
              Series H, AMT, 6.05%, 7/1/14,
              Callable 1/1/07 @ 102, FHA/VA ...       1,568

                                       61
Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Idaho, continued:
 $ 1,030    Housing & Finance Association,
              Single Family Mortgage Revenue,
              Series D, AMT, 6.45%, 7/1/14,
              Callable 1/1/06 @ 102, FHA ......  $    1,070
   2,815    Housing & Finance Association,
              Single Family Mortgage Revenue,
              Series D-2, AMT, 4.95%, 7/1/28,
              Callable 1/1/08 @ 101.50, FHA ...       2,818
                                                 ----------
                                                      7,527
                                                 ----------
Illinois (5.5%):
  12,410    Aurora, Multi-Family Housing
              Revenue, Covey Fox Valley
              Apartments Project, 5.30%,
              11/1/27, Callable 11/1/05 @
              101 .............................      12,517
      80    Aurora, Single Family Mortgage
              Revenue, Refunding, Series B,
              AMT, 8.05%, 9/1/25,
              GNMA/FHLMC ......................          87
     300    Bolingbrook, Mortgage Revenue, Sub-
              Series 1, 0.00%, 1/1/11, Callable
              1/1/02 @ 53.10 ..................         151
   4,575    Chicago City Colleges, Capital
              Improvement, GO, 6.00%, 1/1/10,
              FGIC ............................       5,071
     365    Chicago, Single Family Mortgage
              Revenue, Series B, 0.00%,
              10/1/09, MBIA ...................         208
     400    Chicago, Single Family Mortgage
              Revenue, 5.40%, 9/1/10, GNMA/
              FNMA/FHLMC ......................         416
   2,000    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 5.60%,
              9/1/19, Callable 3/1/10 @ 102,
              GNMA/FNMA/FHLMC .................       2,090
   2,705    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 7.00%,
              9/1/27, Callable 3/1/06 @ 105,
              GNMA/FNMA/FHLMC .................       3,019
   1,835    Chicago, Single Family Mortgage
              Revenue, Series B, AMT, 7.63%,
              9/1/27, Callable 6/15/06 @ 105,
              GNMA/FNMA/FHLMC .................       2,096
   1,605    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 7.25%,
              9/1/28, Callable 9/1/07 @ 105,
              GNMA/FNMA/FHLMC .................       1,779

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
 $10,745    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 7.15%,
              9/1/31, Callable 3/1/10 @ 105,
              GNMA/FNMA/FHLMC .................  $   12,227
   1,200    Chicago, Single Family Mortgage
              Revenue, 7.00%, 3/1/32, Callable
              9/1/10 @ 105, GNMA/FNMA/
              FHLMC ...........................       1,346
   1,195    Clay County, Hospital Revenue,
              5.70%, 12/1/18, Callable 12/1/08
              @ 102 ...........................         996
   2,570    Clay County, Hospital Revenue,
              5.90%, 12/1/28, Callable 12/1/08
              @ 102 ...........................       2,099
   2,265    Cook County, School District #200,
              Oak Park, GO, 0.00%, 12/1/12,
              Callable 12/1/11 @ 97.61, FSA ...       1,277
   1,000    Cook County, School District #219,
              Niles Township, GO, 5.88%,
              12/1/12, Callable 12/1/10 @ 100,
              FGIC ............................       1,103
   2,660    Cook County, School District #219,
              Niles Township, GO, 5.88%,
              12/1/13, Callable 12/1/10 @ 100,
              FGIC ............................       2,912
     295    Danville, Single Family Mortgage
              Revenue, Refunding, 7.30%,
              11/1/10, Callable 11/1/03 @
              102 .............................         305
     480    Freeport, Single Family Mortgage
              Revenue, 0.00%, 8/1/10, Callable
              10/1/01 @ 48.96 .................         232
   4,685    Moline, Mortgage Revenue, Sub-
              Series 1, 0.00%, 5/1/11, Callable
              5/1/02 @ 54.02 ..................       2,332
     745    Peoria Moline & Freeport Single
              Family Revenue, Series A, AMT,
              7.60%, 4/1/27, Callable 10/1/05 @
              105, GNMA .......................         820
   3,500    Peru, IDR, Consolidated Freightways
              Corp. Project, Series B, 5.25%,
              1/1/04 ..........................       3,504
     390    Quincy, Single Family Mortgage
              Revenue, Refunding, 6.88%,
              3/1/10, Callable 3/1/04 @ 102 ...         403
     190    Rock Island, Residential Mortgage
              Revenue, Refunding, 7.70%,
              9/1/08, Callable 9/1/02 @ 102 ...         196
   3,430    State Development Finance
              Authority, Multi-Family Housing
              Revenue, Series A, 6.50%,
              7/20/15, Callable 7/20/10 @
              105 .............................       3,819

                                       62
Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
 $ 4,465    State Development Finance
              Authority, Multi-Family Housing
              Revenue, Series A, 6.60%,
              7/20/21, Callable 7/20/10 @
              105 .............................  $    4,923
   2,225    Winnebago County, School District
              #122, GO, 0.00%, 1/1/12, FSA ....       1,326
                                                 ----------
                                                     67,254
                                                 ----------
Indiana (1.6%):
   1,000    Fremont, IDR, Consolidated
              Freightways Corp. Project, 5.25%,
              5/1/04 ..........................       1,001
   4,745    Indianapolis Airport Authority,
              Special Facilities Revenue,
              Federal Express Corp. Project,
              AMT, 7.10%, 1/15/17, Callable
              7/15/04 @ 102 ...................       5,048
   1,000    South Bend Parking Revenue, 6.20%,
              1/1/08, Callable 7/1/01 @ 101 ...       1,026
   3,295    State Housing Finance Authority,
              Single Family Mortgage Revenue,
              Series A-2, AMT, 6.45%, 7/1/14,
              Callable 7/1/05 @ 102, FHA/VA ...       3,404
     920    State Housing Finance Authority,
              Single Family Mortgage Revenue,
              Series D-1, 6.05%, 7/1/15,
              Callable 7/1/06 @ 102,
              GNMA/FNMA .......................         946
   3,130    State Toll Finance Authority, Toll
              Road Revenue, 6.00%, 7/1/15,
              Callable 7/1/01 @ 100 ...........       3,132
   4,550    Transportation Finance Authority,
              Highway Revenue, Series A, 5.75%,
              6/1/12, AMBAC ...................       5,034
                                                 ----------
                                                     19,591
                                                 ----------
Iowa (0.3%):
     250    Davenport, Homeownership Mortgage
              Revenue, Refunding, 7.90%,
              3/1/10, Callable 9/1/04 @ 102 ...         260
     595    Finance Authority, Multi-Family
              Mortgage Revenue, Prestwick
              Apartments Project, AMT, 7.15%,
              12/1/09, FHA ....................         645
   2,930    Finance Authority, Single Family
              Mortgage Revenue, 0.00%, 9/1/16,
              AMBAC ...........................         550

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Iowa, continued:
 $ 1,845    Finance Authority, Single Family
              Mortgage Revenue, Mortgage Backed
              Securities Program, Series C,
              6.40%, 7/1/19, Callable 1/1/05 @
              102, GNMA/FNMA ..................  $    1,899
     610    Salix, PCR, Gas & Electric Project,
              5.75%, 6/1/03, Callable 12/1/01 @
              100 .............................         616
                                                 ----------
                                                      3,970
                                                 ----------
Kansas (1.6%):
     340    Ford County, Single Family Mortgage
              Revenue, Series A, 7.90%, 8/1/10,
              Callable 8/1/02 @ 103, FHA/VA ...         354
     905    Johnson County, Single Family
              Mortgage Revenue, 7.10%, 5/1/12,
              Callable 5/1/04 @ 103 ...........         952
     170    Labette County, Single Family
              Mortgage Revenue, Series A,
              8.40%, 12/1/11, Callable 6/1/03 @
              103 .............................         177
   2,505    Olathe County, Multi-Family Housing
              Revenue, Series A, 5.75%, 7/1/12,
              Callable 7/1/07 @ 101 ...........       2,554
   1,005    Olathe County, Multi-Family Housing
              Revenue, Series B, AMT, 5.80%,
              7/1/12, Callable 7/1/07 @ 101 ...       1,019
     170    Reno County, Single Family Mortgage
              Revenue, Series B, 8.70%, 9/1/11,
              Callable 9/1/01 @ 103 ...........         176
     150    Sedgwick & Shawnee Counties, Single
              Family Mortgage Revenue, Series
              B-2, 7.80%, 5/1/14, Callable
              11/1/04 @ 103, GNMA .............         157
     205    Sedgwick & Shawnee Counties, Single
              Family Mortgage Revenue, Series
              B-1, 8.05%, 5/1/14, GNMA ........         211
     555    Sedgwick & Shawnee Counties, Single
              Family Mortgage Revenue, Series
              A, 8.05%, 5/1/24, Callable
              11/1/04 @ 105, GNMA .............         613
     270    Sedgwick & Shawnee Counties, Single
              Family Mortgage Revenue, Series
              C-2, 7.80%, 11/1/24, Callable
              11/1/04 @ 105, GNMA .............         294
   5,000    Sedgwick & Shawnee Counties, Single
              Family Mortgage Revenue, Series
              A, AMT, 5.25%, 12/1/32, Callable
              12/1/10 @ 105, GNMA/FNMA ........       5,381

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Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Kansas, continued:
 $ 5,820    Sedgwick & Shawnee Counties, Single
              Family Mortgage Revenue, Mortgage
              Backed Securities Program, Series
              A-1, AMT, 5.50%, 12/1/22,
              Callable 6/1/08 @ 105, GNMA .....  $    6,384
     745    Shawnee County, Single Family
              Mortgage Revenue, 0.00%, 10/1/16,
              Callable 10/1/01 @ 21.98,
              MBIA ............................         158
   1,090    State Development Finance
              Authority, Multi-Family Housing
              Revenue, Series O, 6.50%,
              6/20/34, Callable 6/20/09 @ 104,
              GNMA ............................       1,168
     345    Wichita, Single Family Mortgage
              Revenue, Series A, 7.10%, 9/1/09,
              Callable 3/1/03 @ 103 ...........         356
                                                 ----------
                                                     19,954
                                                 ----------
Kentucky (1.4%):
  10,475    Economic Development Finance
              Authority, Health System Revenue,
              Norton Healthcare, Inc., Series
              B, 0.00%, 10/1/06, MBIA .........       8,450
   1,715    Economic Development Finance
              Authority, Health System Revenue,
              Norton Healthcare, Inc., Series
              C, 0.00%, 10/1/06, MBIA .........       1,464
   1,805    Greater Housing Assistance Corp.,
              Mortgage Revenue, Castle Village
              Apartments Project, Series A,
              5.90%, 2/1/24, Callable 2/1/03 @
              100, FHA ........................       1,815
   1,050    Kenton County Airport Board,
              Airport Revenue, Series A, AMT,
              6.30%, 3/1/15, Callable 3/1/02 @
              101, FSA ........................       1,069
   1,115    Meade County, PCR, Olin Corp.
              Project, 6.00%, 7/1/07, Callable
              7/1/01 @ 100 ....................       1,121
   2,480    Pinellas County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, AMT, 6.30%, 3/1/29,
              Callable 9/1/07 @ 102, GNMA/
              FNMA ............................       2,545
   1,000    State Property & Buildings
              Commission, Project #67, Revenue,
              5.13%, 9/1/17, Callable 9/1/10 @
              100 .............................       1,006
                                                 ----------
                                                     17,470
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Louisiana (4.3%):
 $ 2,950    Calcasieu Parish Public
              Transportation Authority, Single
              Family Mortgage Revenue, Series
              A, AMT, 6.05%, 4/1/32, Callable
              4/1/11 @ 103, GNMA/FNMA .........  $    3,090
   4,360    Calcasieu Parish Public
              Transportation Authority, Single
              Family Mortgage Revenue, Series
              A, AMT, 5.85%, 10/1/32, Callable
              4/1/11 @ 105, GNMA/FNMA .........       4,625
   1,130    Calcasieu Parish Public
              Transportation Authority,
              Mortgage Revenue, Series A, AMT,
              5.55%, 4/1/12, Callable 4/1/08 @
              102, GNMA/ FNMA .................       1,173
     900    Calcasieu Parish Public
              Transportation Authority, Single
              Family Mortgage Revenue, Series
              B, 0.00%, 5/1/13, Callable
              11/1/02 @ 48.73 .................         397
     900    Greater Baton Rouge Parking
              Authority, Sales & Use Tax,
              Revenue, 6.38%, 7/1/03, Callable
              7/1/01 @ 100 ....................         902
     795    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              B, AMT, 8.00%, 3/1/25,
              GNMA/FHLMC ......................         884
      90    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              D-2, AMT, 8.00%, 6/1/27, Callable
              12/1/06 @ 102, GNMA/FNMA ........          93
   3,340    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              D-2, AMT, 7.05%, 6/1/31, Callable
              6/1/10 @ 101 ....................       3,763
     390    Iberia Home Mortgage Authority,
              Single Family Mortgage Revenue,
              Refunding, 7.38%, 1/1/11,
              Callable 7/1/03 @ 103 ...........         409

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Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $ 1,750    Jefferson Parish Home Mortgage
              Authority, Single Family Mortgage
              Revenue, Series D-1, 7.50%,
              6/1/26, Callable 6/1/10 @ 105,
              GNMA/ FNMA ......................  $    1,978
   2,185    Jefferson Parish Home Mortgage
              Authority, Single Family Mortgage
              Revenue, Series C-1, 7.00%,
              6/1/29, Callable 6/1/10 @ 105,
              GNMA/ FNMA ......................       2,502
   1,600    Jefferson Parish Home Mortgage
              Authority, Single Family Mortgage
              Revenue, Series F, AMT, 6.30%,
              6/1/32, Callable 12/1/10 @ 105,
              GNMA/FNMA .......................       1,739
   2,260    Jefferson Parish Home Mortgage
              Authority, Single Family Mortgage
              Revenue, Series B-1, AMT, 5.25%,
              12/1/33, Callable 6/1/11 @ 105,
              GNMA/FNMA .......................       2,440
   2,000    Lake Charles Harbor & Term,
              Distribution Revenue, Reynolds
              Metals Co. Project, 5.50%,
              5/1/06, Callable 12/15/02 @
              101 .............................       2,040
   2,000    New Orleans, GO, 5.50%, 12/1/18,
              FGIC ............................       2,121
   3,890    Public Facilities Authority,
              Multi-Family Housing Revenue,
              7.75%, 11/1/16, Callable 11/1/01
              @ 102 ...........................       3,997
     502    Public Facilities Authority, Single
              Family Mortgage Revenue, Series
              C, 8.45%, 12/1/12, Callable
              10/1/01 @ 103, FHA/VA ...........         507
      23    Public Facilities Authority, Single
              Family Mortgage Revenue, 7.50%,
              10/1/15, Callable 6/1/02 @
              103 .............................          24
   3,095    Shreveport, GO, Series A, 6.00%,
              5/1/09, FGIC ....................       3,454
   3,475    St. Tammany Public Trust Finance
              Authority, Revenue, Christwood
              Project, 5.70%, 11/15/18,
              Callable 11/15/08 @ 102 .........       3,050
   4,460    State Energy & Power Authority,
              Power Project Revenue, 5.75%,
              1/1/11, FSA .....................       4,922
   5,520    State Energy & Power Authority,
              Power Project Revenue, 5.75%,
              1/1/12, FSA .....................       6,071

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $ 2,290    State Energy & Power Authority,
              Power Project Revenue, 5.75%,
              1/1/13, FSA .....................  $    2,516
                                                 ----------
                                                     52,697
                                                 ----------
Maine (0.4%):
     810    State Housing Authority, Single
              Family Housing Revenue, Series I,
              AMT, 0.00%, 11/1/10, Callable
              11/1/06 @ 80.21 .................         496
     535    State Housing Authority, Single
              Family Housing Revenue, Series I,
              AMT, 0.00%, 11/1/11, Callable
              11/1/06 @ 75.35 .................         307
   2,500    State Housing Authority, Single
              Family Housing Revenue, Series
              B-1, 6.05%, 11/15/16, Callable
              11/15/05 @ 102, AMBAC ...........       2,624
   1,505    State Housing Authority, Single
              Family Housing Revenue, Series C,
              AMT, 6.10%, 11/15/16, Callable
              11/15/06 @ 102 ..................       1,581
                                                 ----------
                                                      5,008
                                                 ----------
Maryland (0.7%):
   1,140    Baltimore County, Multi-Family
              Housing Revenue, Series A, 0.00%,
              9/1/24, Callable 9/1/07 @ 40.55,
              FHA .............................         317
   2,600    Baltimore Port Facilities Revenue,
              6.50%, 12/1/10, Callable 6/1/02 @
              103 .............................       2,758
   7,080    Prince Georges County Housing
              Authority, Multi-Family Housing
              Revenue, Foxglenn Apartments,
              Series A, AMT, 0.00%, 5/20/22,
              Callable 5/20/02 @ 32.18 ........       2,169
   5,460    Prince Georges County Housing
              Authority, Residual Revenue,
              0.00%, 11/1/20 ..................       1,649
   1,240    State Community Development, Multi-
              Family Housing Revenue, Series E,
              AMT, 6.85%, 5/15/25, Callable
              5/15/04 @ 102, GNMA/FHA .........       1,298
                                                 ----------
                                                      8,191
                                                 ----------

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Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
 Massachusetts (1.0%):
 $ 1,000    New England Education Loan
              Marketing Corp., Revenue, Student
              Loan Revenue, Series A, AMT,
              5.70%, 7/1/05 ...................  $    1,059
   2,110    State Health & Educational
              Facilities Authority, Revenue,
              Partners Healthcare System,
              Series B, 4.05%, 7/1/04 .........       2,124
   3,550    State Housing Finance Agency,
              Multi-Family Housing Revenue,
              Series A, 6.38%, 4/1/21, Callable
              4/1/03 @ 102 ....................       3,668
     930    State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series 21, AMT, 7.13%, 6/1/25,
              Callable 6/1/02 @ 102 ...........         953
   2,500    State Housing Finance Authority,
              Multi-Family Housing Revenue,
              Series A, AMT, 6.40%, 12/1/15,
              Callable 6/1/06 @ 102, AMBAC ....       2,655
   1,545    State Industrial Finance Agency,
              Revenue, University Commons,
              6.55%, 8/1/18, Callable 2/1/08 @
              105, FHA ........................       1,716
                                                 ----------
                                                     12,175
                                                 ----------
Michigan (1.2%):
   1,520    Higher Educational Facilities
              Authority, Revenue, Calvin
              College Project, 5.65%, 12/1/14,
              Callable 12/1/10 @ 100 ..........       1,549
   2,110    Higher Educational Facilities
              Authority, Revenue, Calvin
              College Project, 5.80%, 12/1/16,
              Callable 12/1/10 @ 100 ..........       2,160
   1,500    Lansing Water Supply Steam &
              Electric Utility Systems,
              Revenue, Series A, 5.00%, 7/1/15,
              Callable 7/1/10 @ 100 ...........       1,509
   2,000    State Hospital Finance Authority,
              Revenue, Crittenton Hospital,
              Series A, 5.25%, 3/1/14, Callable
              3/1/04 @ 102 ....................       1,968
     500    State Housing Development
              Authority, Home Improvement
              Revenue, Series B, AMT, 7.65%,
              12/1/12, Callable 12/1/01 @ 100,
              FHA/VA ..........................         506

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $   885    State Housing Development
              Authority, Revenue, Series B,
              AMT, 4.60%, 12/1/28, Callable
              11/1/08 @ 101 ...................  $      888
   4,545    State Housing Development
              Authority, Single Family Housing
              Revenue, AMT, 6.30%, 6/1/27,
              Callable 12/1/05 @ 102 ..........       4,720
   1,125    Tecumseh Public Schools, GO, 5.20%,
              5/1/14, Callable 5/1/10 @ 100 ...       1,163
                                                 ----------
                                                     14,463
                                                 ----------
Minnesota (0.8%):
   1,000    Blaine, IDR, Consolidated
              Freightways Corp. Project, 5.15%,
              1/1/04 ..........................       1,001
   1,200    Maplewood, Multi-Family Housing
              Revenue, 6.50%, 9/1/24, Callable
              9/1/04 @ 102, FHA ...............       1,265
   1,625    Minneapolis Community Development
              Agency, Multi-Family Housing
              Revenue, Riverside Homes Project,
              6.10%, 9/1/19, Callable 9/1/09 @
              102 .............................       1,651
   2,950    Minneapolis, Mortgage Revenue,
              0.00%, 10/1/12, Callable 10/1/05
              @ 100 ...........................       1,415
   1,000    Minneapolis, Multi-Family Revenue,
              Gaar Scott Loft Project, AMT,
              5.95%, 5/1/30, Callable 11/1/10 @
              100, LOC: U.S. Bank Trust .......       1,020
   2,975    State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series A, 5.75%, 7/1/18, Callable
              7/1/09 @ 100 ....................       3,057
                                                 ----------
                                                      9,409
                                                 ----------
Mississippi (1.8%):
   1,440    Higher Education Assistance Corp.,
              Student Loan Revenue, Series C,
              AMT, 6.50%, 7/1/04, Callable
              7/1/02 @ 102, GSL ...............       1,497
   1,000    Higher Education Assistance Corp.,
              Student Loan Revenue, Series C,
              AMT, 6.60%, 1/1/05, Callable
              7/1/02 @ 102, GSL ...............       1,039
     485    Higher Education Assistance Corp.,
              Student Loan Revenue, Series C,
              AMT, 6.05%, 9/1/07, Callable
              9/1/02 @ 102, GSL ...............         499

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

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Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Mississippi, continued:
 $ 1,190    Higher Education Assistance Corp.,
              Student Loan Revenue, Series B-3,
              AMT, 5.30%, 9/1/08, Callable
              3/1/02 @ 100, GSL ...............  $    1,222
   3,800    Higher Education Assistance Corp.,
              Student Loan Revenue, Series B-3,
              AMT, 5.45%, 3/1/10, Callable
              3/1/02 @ 100, GSL ...............       3,932
   1,285    Home Corp., Single Family Mortgage
              Revenue, Series D, 6.65%, 7/1/12,
              Callable 7/1/07 @ 105, FNMA/
              GNMA ............................       1,354
     765    Home Corp., Single Family Mortgage
              Revenue, Series A, 6.90%, 6/1/24,
              Callable 6/1/04 @ 105, GNMA .....         818
     575    Home Corp., Single Family Mortgage
              Revenue, Access Program, Series
              F, AMT, 7.10%, 12/1/10, Callable
              12/1/04 @ 103, GNMA .............         580
   1,290    Home Corp., Single Family Mortgage
              Revenue, Access Program, Series
              B, AMT, 7.90%, 3/1/25, Callable
              3/1/05 @ 106, GNMA ..............       1,433
   4,820    Home Corp., Single Family Mortgage
              Revenue, Access Program, Series
              F, AMT, 7.55%, 12/1/27, Callable
              12/1/06 @ 105, FNMA/GNMA ........       5,303
   1,230    Home Corp., Single Family Mortgage
              Revenue, Series A, AMT, 5.25%,
              6/1/30, Callable 6/1/09 @ 102,
              GNMA/FNMA .......................       1,270
     645    Housing Finance Corp., Single
              Family Mortgage Revenue, Mortgage
              Backed Securities Program, AMT,
              8.25%, 10/15/18, FGIC ...........         649
     690    Region IV Finance Corp., Inc.,
              Mortgage Revenue, Greentree
              Apartments, Series A, 6.10%,
              8/1/15, Callable 8/1/01 @ 100 ...         690
   1,565    Region IV Finance Corp., Inc.,
              Mortgage Revenue, Greentree
              Apartments, Series A, 6.45%,
              8/1/22, Callable 8/1/01 @ 100 ...       1,565
                                                 ----------
                                                     21,851
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Missouri (1.6%):
 $ 1,730    Kansas City, IDA, Multi-Family
              Housing Revenue, Village Green
              Apartments Project, AMT, 6.25%,
              4/1/30, Callable 4/1/08 @ 102 ...  $    1,578
   5,000    St. Charles County, IDA,
              Multi-Family Housing Revenue,
              Vanderbilt Apartments, 5.00%,
              2/1/29, Callable 2/1/07 @ 101 ...       4,886
   1,405    St. Louis County, IDA, Nursing Home
              Revenue, Mortgage Backed, Mary
              Queen Project, 7.13%, 3/20/23,
              Callable 9/20/01 @ 102, GNMA ....       1,447
   2,000    State Health & Educational
              Facilities, Facilities Revenue,
              Washington University, Series A,
              5.13%, 6/15/41, Callable 6/15/11
              @ 100 ...........................       1,908
   1,750    State Housing Development, Single
              Family Mortgage Revenue, Series
              B, AMT, 6.15%, 3/1/20, Callable
              3/1/10 @ 100, GNMA/FNMA .........       1,832
   1,315    State Housing Development, Single
              Family Mortgage Revenue, Series
              A, AMT, 7.20%, 9/1/26, Callable
              9/1/06 @ 105, GNMA/FNMA .........       1,417
   1,195    State Housing Development, Single
              Family Mortgage Revenue, Series
              D, AMT, 7.10%, 9/1/27, Callable
              1/1/07 @ 102, GNMA/FNMA .........       1,247
   2,500    State Housing Development, Single
              Family Mortgage Revenue, Series
              C-1, AMT, 7.15%, 3/1/32, Callable
              9/1/10 @ 101, GNMA/FNMA .........       2,821
   2,000    University City, Multi-Family
              Housing Revenue, 7.38%,
              3/1/21 ..........................       2,152
                                                 ----------
                                                     19,288
                                                 ----------
Montana (0.4%):
   1,975    Great Falls, Multi-Family Mortgage
              Revenue, Autumn Run Project, AMT,
              4.90%, 1/1/38, Callable 1/1/05 @
              103, LOC: U.S. Bank Trust .......       1,955
   1,895    State Board Housing, Single Family
              Housing Revenue, Series A-2, AMT,
              6.05%, 12/1/12, Callable 12/1/06
              @ 102, FHA/VA ...................       1,938
   1,250    State, GO, Series D, 5.00%, 8/1/09,
              Callable 8/1/05 @ 100 ...........       1,290
                                                 ----------
                                                      5,183
                                                 ----------

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

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
 Nebraska (0.3%):
 $ 3,000    Lancaster County, IDR,
              Archer-Daniels-Midland Co.
              Project, 5.90%, 11/1/07, Callable
              11/1/01 @ 100 ...................  $    3,086
                                                 ----------
Nevada (2.1%):
     995    Clark County Housing Finance Corp.,
              Mortgage Revenue, Highland
              Village, 5.80%, 2/1/15, Callable
              2/1/03 @ 100, FHA ...............       1,000
   3,005    Clark County Housing Finance Corp.,
              Mortgage Revenue, Highland
              Village, 6.15%, 2/1/24, Callable
              2/1/03 @ 100, FHA ...............       3,020
   1,645    Housing Division, Multi-Unit
              Housing, Citivista Project,
              Series A, AMT, 5.45%, 10/1/15,
              Callable 10/1/10 @ 100, FNMA ....       1,662
     585    Housing Division, Single Family
              Mortgage Revenue, Sub-Series B-1,
              AMT, 6.00%, 4/1/10, Callable
              4/1/07 @ 102 ....................         610
     855    Housing Division, Single Family
              Mortgage Revenue, Sub-Series A-1,
              AMT, 5.20%, 4/1/11, Callable
              4/1/08 @ 101.50 .................         874
   1,745    Housing Division, Single Family
              Mortgage Revenue, Issue C, AMT,
              6.35%, 10/1/13, Callable 4/1/05 @
              102, FHA/VA .....................       1,796
   1,185    Housing Division, Single Family
              Mortgage Revenue, Series C, AMT,
              6.60%, 4/1/14, Callable 4/1/06 @
              102, FHA/VA .....................       1,279
   1,995    Housing Division, Single Family
              Mortgage Revenue, Series A-2,
              AMT, 5.20%, 10/1/18, Callable
              4/1/09 @ 101, FHA ...............       1,949
     480    Housing Division, Single Family
              Mortgage Revenue, Series B-2,
              AMT, 7.90%, 10/1/21, Callable
              4/1/02 @ 101, FHA/VA ............         485
   2,100    Las Vegas, Special Improvement
              District #707, Special
              Assessment, 5.40%, 6/1/14,
              Callable 6/1/08 @ 102, FSA ......       2,171

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Nevada, continued:
 $10,000    Washoe County, Water Facilities
              Revenue, Sierra Pacific Power,
              AMT, 6.65%, 6/1/17, Callable
              12/1/02 @ 102, MBIA .............  $   10,590
                                                 ----------
                                                     25,436
                                                 ----------
New Mexico (0.9%):
   1,000    Educational Assistance Foundation,
              Student Loan Program, Revenue,
              Sub-Series A-2, AMT, 6.20%,
              11/1/08, Callable 11/1/06 @ 102,
              GSL .............................       1,037
     600    Educational Assistance Foundation,
              Student Loan Program, Revenue,
              Sub-Series A-2, AMT, 6.30%,
              11/1/09, Callable 11/1/06 @ 102,
              GSL .............................         623
     250    Hobbs, Single Family Mortgage
              Revenue, Refunding, 8.75%,
              7/1/11, Callable 7/1/02 @ 103 ...         269
     985    Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series
              A-2, AMT, 6.05%, 7/1/16, Callable
              7/1/07 @ 102, FNMA/GNMA/
              FHLMC ...........................       1,040
   1,045    Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series
              A-2, 6.90%, 7/1/24, Callable
              7/1/02 @ 102 ....................       1,072
     390    Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series
              H, AMT, 6.45%, 7/1/25, Callable
              1/1/06 @ 102, GNMA/FNMA .........         402
   2,730    Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series
              A-2, AMT, 6.00%, 1/1/29, Callable
              1/1/08 @ 102, FNMA/GNMA/
              FHLMC ...........................       2,902
   1,355    Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series
              A-2, AMT, 4.60%, 9/1/29, Callable
              9/1/08 @ 102, FNMA/GNMA .........       1,382
   2,475    Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series
              E-2, AMT, 6.80%, 3/1/31, Callable
              9/1/09 @ 102.50, GNMA/FNMA/
              FHLMC ...........................       2,757
                                                 ----------
                                                     11,484
                                                 ----------

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

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Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
 New York (0.4%):
 $ 2,895    Port Chester, IDA, Civic Facilities
              Revenue, Series A, 4.75%, 7/1/31,
              Mandatory Put 7/1/11 @ 100,
              FNMA ............................  $    2,900
   2,000    State, GO, Series A, 5.25%, 8/1/10,
              Callable 8/1/07 @ 101 ...........       2,106
                                                 ----------
                                                      5,006
                                                 ----------
North Carolina (0.7%):
   8,200    Durham County, Multi-Family Housing
              Revenue, Alston Village
              Apartments, AMT, 5.65%, 3/1/34,
              Callable 9/1/10 @ 102, FNMA .....       8,274
     295    Municipal Power Agency #1, Catawba
              Electric Revenue, Series B,
              6.00%, 1/1/20, Callable 1/1/02 @
              100, MBIA .......................         295
                                                 ----------
                                                      8,569
                                                 ----------
North Dakota (0.1%):
      25    State Housing Finance Agency,
              Housing Finance Program Revenue,
              Series A, AMT, 7.40%, 7/1/15,
              Callable 1/1/05 @ 102 ...........          25
   1,295    State Housing Finance Agency,
              Housing Finance Program Revenue,
              Series A, AMT, 6.00%, 7/1/17,
              Callable 1/1/07 @ 102 ...........       1,357
     390    State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series A, AMT, 8.38%, 7/1/21,
              FHA .............................         394
                                                 ----------
                                                      1,776
                                                 ----------
Ohio (4.4%):
   6,000    Akron, Municipal Baseball Stadium,
              Certificates of Participation,
              0.00%, 12/1/16, Callable 12/1/06
              @ 102 ...........................       6,323
     825    Cleveland, Non Tax Stadium Revenue,
              Series A, 0.00%, 12/1/07,
              Callable 6/11/07 @ 97.36,
              AMBAC ...........................         574
     810    Cleveland, Non Tax Stadium Revenue,
              Series B, 0.00%, 12/1/08,
              Callable 6/11/07 @ 91.99,
              AMBAC ...........................         532
     820    Cleveland, Non Tax Stadium Revenue,
              Series A, 0.00%, 12/1/10,
              Callable 6/11/07 @ 82.13,
              AMBAC ...........................         481
     815    Cleveland, Non Tax Stadium Revenue,
              Series B, 0.00%, 12/1/11,
              Callable 6/11/07 @ 77.61,
              AMBAC ...........................         452

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $   820    Cleveland, Non Tax Stadium Revenue,
              Series A, 0.00%, 12/1/13,
              Callable 6/11/07 @ 69.29,
              AMBAC ...........................  $      406
     815    Cleveland, Non Tax Stadium Revenue,
              Series B, 0.00%, 12/1/14,
              Callable 6/11/07 @ 65.47,
              AMBAC ...........................         381
     820    Cleveland, Non Tax Stadium Revenue,
              Series A, 0.00%, 12/1/16,
              Callable 6/11/07 @ 58.45,
              AMBAC ...........................         342
     815    Cleveland, Non Tax Stadium Revenue,
              Series B, 0.00%, 12/1/17,
              Callable 6/11/07 @ 55.23,
              AMBAC ...........................         321
     820    Cleveland, Non Tax Stadium Revenue,
              Series A, 0.00%, 12/1/19,
              Callable 6/11/07 @ 49.31,
              AMBAC ...........................         289
     810    Cleveland, Non Tax Stadium Revenue,
              Series B, 0.00%, 12/1/20,
              Callable 6/11/07 @ 46.59,
              AMBAC ...........................         269
     965    Cleveland-Cuyahoga County, Port
              Authority Revenue, Capital
              Improvements Project, Series A,
              5.38%, 5/15/19, Callable 5/15/09
              @ 102, LOC: Fifth Third Bank ....         877
     720    Cuyahoga County, Port Authority
              Revenue, 6.25%, 5/15/16, Callable
              5/15/15 @ 102 ...................         723
   1,000    Dayton, Special Facilities Air
              Freight, Revenue, Series F,
              6.05%, 10/1/09 ..................       1,011
   1,500    Dayton, Special Facilities Air
              Freight, Revenue, Series E,
              6.05%, 10/1/09 ..................       1,513
     650    East Liverpool, Hospital Authority,
              Revenue, Series B, 8.13%,
              10/1/11, Callable 10/1/01 @
              102 .............................         665
   3,000    Franklin County Hospital Revenue,
              6.60%, 5/1/13, Callable 11/1/02 @
              102 .............................       3,181
   1,330    Franklin County Hospital Revenue,
              Childrens Hospital Project,
              5.50%, 5/1/16, Callable 5/1/11 @
              101, AMBAC ......................       1,380
   2,470    Franklin County, Multi-Family
              Housing Revenue, Series B, 6.40%,
              11/1/35, Callable 11/1/08 @
              102 .............................       2,278
   1,935    Housing Finance Agency, Mortgage
              Revenue, Series B, AMT, 4.65%,
              9/1/20, Callable 9/1/08 @ 101,
              GNMA ............................       1,961

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

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 3,190    Housing Finance Agency, Mortgage
              Revenue, Series A-2, AMT, 6.38%,
              3/1/25, Callable 9/1/04 @ 102,
              GNMA ............................  $    3,318
     430    Lucas County, Mortgage Revenue,
              Swan Creek Apartments Project,
              Series A, 5.35%, 12/20/10,
              GNMA ............................         440
   1,080    Lucas County, Mortgage Revenue,
              Swan Creek Apartments Project,
              Series A, 5.95%, 12/20/21,
              Callable 12/20/10 @ 102, GNMA ...       1,108
   5,250    Mahoning Valley, District Water
              Revenue, 7.75%, 5/15/14, Callable
              5/15/04 @ 102 ...................       5,940
   2,500    Montgomery County, Health Care
              Facilities Revenue, Mary Scott
              Project, Series A, 6.55%,
              9/20/32, Callable 9/1/11 @ 101,
              GNMA ............................       2,708
   4,500    Montgomery County, Hospital
              Revenue, Kettering Medical
              Center, 5.63%, 4/1/16, Callable
              4/1/06 @ 102, MBIA ..............       4,666
   2,535    Ohio Capital Corp., Housing
              Mortgage Revenue, Fish Creek
              Plaza, Series A, 6.00%, 8/1/24,
              Callable 8/1/03 @ 100 ...........       2,554
   1,000    State Mortgage, Revenue, 6.20%,
              8/1/17, Callable 8/1/06 @ 102,
              FHA .............................       1,068
     500    Toledo Lucas County Port Authority,
              Revenue, Northwest Ohio Bond
              Fund, Series D, AMT, 6.00%,
              5/15/11 .........................         501
   1,030    Toledo Lucas County Port Authority,
              Development Revenue, Series C,
              6.00%, 5/15/11 ..................       1,031
   1,000    Toledo, Lucas County Port
              Authority, Development Revenue,
              Series F, AMT, 6.00%,
              11/15/07 ........................       1,024
   2,040    Toledo, Lucas County Port
              Authority, Development Revenue,
              Series A, AMT, 5.90%, 5/15/10 ...       2,115
   1,360    Toledo, Lucas County Port
              Authority, Development Revenue,
              Series E, AMT, 6.10%,
              11/15/10 ........................       1,371

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 2,360    Toledo, Lucas County Port
              Authority, Development Revenue,
              Series A, 5.40%, 5/15/19,
              Callable 5/15/09 @ 102 ..........  $    2,047
                                                 ----------
                                                     53,850
                                                 ----------
Oklahoma (1.6%):
   4,875    Canadian County Home Finance
              Authority, Single Family Mortgage
              Revenue, Series A, 5.90%, 9/1/32,
              Callable 9/1/10 @ 104, GNMA .....       5,243
   2,116    Canadian County Partners Trust,
              5.10%, 8/1/23 ...................       2,162
   1,000    Development Finance Authority,
              Oklahoma University, Revenue,
              Series A, 5.45%, 7/1/10, Callable
              7/1/05 @ 101, FSA ...............       1,048
   2,245    Housing Finance Agency, Single
              Family Mortgage Revenue,
              Homeownership Loan Program,
              Series A, 7.05%, 9/1/26, Callable
              9/1/06 @ 105, GNMA ..............       2,424
   2,125    Housing Finance Agency, Single
              Family Mortgage Revenue,
              Homeownership Loan Program,
              Series B-2, AMT, 7.63%, 9/1/26,
              Callable 3/1/06 @ 105 ...........       2,344
   4,000    Tulsa Municipal Airport
              Transportation Revenue, Series A,
              AMT, 5.38%, 12/1/35, Callable
              12/1/06 @ 100 ...................       4,007
   2,500    Tulsa Municipal Airport
              Transportation Revenue, Series B,
              AMT, 5.65% 12/1/35, Callable
              12/1/08 @ 100 ...................       2,506
                                                 ----------
                                                     19,734
                                                 ----------
Oregon (2.2%):
   2,215    Clackamas County, School District
              #62, Oregon City, GO, Series C,
              5.50%, 6/15/10 ..................       2,405
   2,395    Clackamas County, School District
              #62, Oregon City, GO, Series C,
              6.00%, 6/15/11, Callable 6/15/10
              @ 100 ...........................       2,688
   3,520    Clackamas County, School District
              #62, Oregon City, GO, Series C,
              6.00%, 6/15/12, Callable 6/15/10
              @ 100 ...........................       3,921
   3,920    Clackamas County, School District
              #62, Oregon City, GO, Series C,
              6.00%, 6/15/13, Callable 6/15/10
              @ 100 ...........................       4,345

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

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Oregon, continued:
 $ 1,610    Lane & Douglas Counties, School
              District #045J3, South Lane
              School District, GO, 6.00%,
              6/15/13, Callable 6/15/10 @
              100 .............................  $    1,775
   1,375    Lane & Douglas Counties, School
              District #045J3, South Lane
              School District, GO, 6.00%,
              6/15/17, Callable 6/15/10 @
              100 .............................       1,489
   1,525    Lane & Douglas Counties, School
              District #045J3, South Lane
              School District, GO, 6.00%,
              6/15/18, Callable 6/15/10 @
              100 .............................       1,647
   1,870    Lane & Douglas Counties, School
              District #045J3, South Lane
              School District, GO, 6.00%,
              6/15/20, Callable 6/15/10 @
              100 .............................       2,016
   2,170    Marion County, Housing Authority,
              Revenue, Elliott Residence, AMT,
              7.50%, 10/20/37, Callable
              10/20/06 @ 105, GNMA ............       2,433
   1,545    Portland Housing Authority, Multi-
              Family Housing Revenue, Berry
              Ridge Project, AMT, 6.13%,
              5/1/17, Callable 5/1/07 @ 100,
              LOC: U.S. National Bank of
              Oregon ..........................       1,587
   1,000    Portland Housing Authority, Multi-
              Family Housing Revenue, Berry
              Ridge Project, AMT, 6.30%,
              5/1/29, Callable 5/1/07 @ 100,
              LOC: U.S. National Bank of
              Oregon ..........................       1,026
   1,200    Washington County, Housing
              Authority, Multi-Family Housing
              Revenue, Tualatin Meadows
              Project, AMT, 5.13%, 11/1/09,
              FNMA ............................       1,237
                                                 ----------
                                                     26,569
                                                 ----------
Pennsylvania (0.7%):
   1,280    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              47, AMT, 6.75%, 10/1/08 .........       1,465
   1,365    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              47, AMT, 6.75%, 10/1/09 .........       1,574
   1,455    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              47, AMT, 6.75%, 10/1/10 .........       1,686

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, continued:
 $   705    Pittsburgh, Urban Redevelopment
              Authority, Multi-Family Housing
              Revenue, Sidney Square Project,
              Series A, AMT, 6.10%, 9/1/10,
              Callable 9/1/06 @ 102, GNMA .....  $      733
   3,415    Pittsburgh, Urban Redevelopment,
              Revenue, Series A, AMT, 5.15%,
              4/1/21, Callable 4/1/09 @ 100 ...       3,485
                                                 ----------
                                                      8,943
                                                 ----------
Rhode Island (0.5%):
   3,195    Housing & Mortgage Finance Corp.,
              Multi-Family Housing Revenue,
              Rental Housing Program, Series B,
              7.95%, 10/1/20, Callable 10/1/01
              @ 100 ...........................       3,220
     500    Housing & Mortgage Finance Corp.,
              Single Family Housing Revenue,
              Homeownership Opportunity, Series
              15B, 6.00%, 10/1/04, Callable
              4/1/04 @ 102, MBIA ..............         533
   2,630    Housing & Mortgage Finance Corp.,
              Single Family Housing Revenue,
              Homeownership Opportunity, Series
              21C, AMT, 6.15%, 4/1/17, Callable
              10/1/06 @ 102 ...................       2,690
                                                 ----------
                                                      6,443
                                                 ----------
South Carolina (0.1%):
     610    Resource Authority, Local
              Government Program Revenue,
              Series A, 7.25%, 6/1/20, Callable
              6/1/02 @ 101 ....................         621
                                                 ----------
Tennessee (1.5%):
     910    Bristol, Industrial Development
              Board, Multi-Family Housing
              Revenue, Shelby Heights
              Apartments Project, Series 97,
              6.10%, 3/1/12, Callable 3/1/07 @
              101 .............................         942
   1,750    Housing Development Agency, Single
              Family Housing Revenue,
              Homeownership Program, Series 3,
              AMT, 5.30%, 7/1/10, Callable
              1/1/09 @ 101 ....................       1,832
   1,420    Housing Development Agency, Single
              Family Housing Revenue,
              Homeownership Program, Series T,
              AMT, 7.38%, 7/1/23, Callable
              7/1/01 @ 102 ....................       1,443

                                       71
Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Tennessee, continued:
 $ 3,425    Knox County Health Educational &
              Housing Board, MultiFamily
              Revenue, Eastowne Village
              Project, 4.90%, 6/1/31, Puttable
              6/1/11 @ 100, FNMA ..............  $    3,457
     665    La Follette, Housing Development
              Corp., Multi-Family Housing
              Revenue, Refunding, Series A,
              6.25%, 1/1/16, Callable 7/1/05 @
              102, MBIA .......................         695
     380    La Follette, Housing Development
              Corp., Multi-Family Housing
              Revenue, Refunding, Series A,
              6.38%, 1/1/20, Callable 7/1/05 @
              102, MBIA .......................         398
   4,975    Memphis Health & Housing Facilities
              Board, Multi-Family Housing
              Revenue, Lemoyne Gardens Family
              Project, AMT, 5.00%, 11/1/03,
              Callable 1/1/03 @ 100 ...........       5,067
   1,434    Memphis, Health, Educational &
              Housing, Multi-Family Housing
              Revenue, Refunding, 7.38%,
              1/20/27, Callable 1/20/02 @ 103,
              GNMA ............................       1,493
   2,750    Shelby County, Health, Educational
              & Housing Facility Board,
              Hospital Revenue, 6.00%, 7/1/33,
              Callable 1/1/11 @ 102 ...........       2,847
                                                 ----------
                                                     18,174
                                                 ----------
Texas (7.4%):
     830    Beaumont, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              Refunding, 9.20%, 3/1/12,
              Callable 9/1/01 @ 103 ...........         862
   1,765    Bexar County, Housing Finance
              Corp., Residential Revenue,
              Capital Appreciation, GO, 0.00%,
              3/1/15, Callable 9/1/03 @
              49.36 ...........................         736
   2,975    Central Texas Housing Finance
              Corp., Single Family Mortgage
              Revenue, Mortgage Program, AMT,
              8.20%, 4/1/22, GNMA .............       3,225
     450    Dallas County, Housing Finance
              Corp., Single Family Mortgage
              Revenue, 0.00%, 1/1/17, FGIC ....          99
   4,000    El Paso, Independent School
              District, GO, 0.00%, 8/15/12,
              Callable 8/15/08 @ 80.49 ........       2,242

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 3,650    Fort Bend County, Industrial
              Development Corp., PCR, Frito
              Lay, Inc. Project, 4.65%,
              10/1/11, ETM ....................  $    3,654
   1,495    Fort Worth, Housing Finance Corp.,
              Home Mortgage Revenue, Refunding,
              Series A, 8.50%, 10/1/11,
              Callable 10/1/01 @ 103 ..........       1,544
   2,420    Galveston County, Housing Finance
              Corp., Single Family Mortgage
              Revenue, Series A, AMT, 6.00%,
              12/1/32, Callable 12/1/10 @ 104,
              GNMA/FNMA .......................       2,521
     660    Galveston, Property Finance
              Authority, Single Family Mortgage
              Revenue, Refunding, Series A,
              8.50%, 9/1/11, Callable 9/1/01 @
              103 .............................         685
     500    Grand Prairie, Housing Finance
              Corp., Multi-Family Housing
              Revenue, Landings of Carrier
              Project, Series A, 6.65%,
              9/20/22, Callable 9/20/10 @ 105,
              GNMA ............................         543
   4,885    Harris County, Hospital District
              Revenue, 5.75%, 2/15/11, Callable
              8/15/10 @ 100, MBIA .............       5,301
   3,345    Harris County, Sports Authority,
              Special Revenue, Series B, 0.00%,
              11/15/11, Callable 11/15/08 @
              85.80 ...........................       1,977
   4,950    Harris County, Sports Authority,
              Special Revenue, Series B, 0.00%,
              11/15/14, Callable 11/15/08 @
              72.72 ...........................       2,405
   5,000    Harris County, Sports Authority,
              Special Revenue, Series B, 0.00%,
              11/15/17, Callable 11/15/08 @
              61.64, MBIA .....................       1,988
   9,270    Houston, GO, Certificates of
              Obligation, 0.00%, 9/1/10,
              Callable 9/1/01 @ 58.74 .........       5,396
     680    Houston, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              Series B-1, 8.00%, 6/1/14,
              Callable 12/1/06 @ 102 ..........         744
   2,365    Houston, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              Refunding, Series B-2, 0.00%,
              6/1/14, Callable 12/1/06 @ 58 ...         916

                                       72
Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 1,880    Keller, Independent School
              District, Capital Appreciation,
              GO, 0.00%, 8/15/08 ..............  $    1,297
   1,750    Keller, Independent School
              District, Capital Appreciation,
              GO, 0.00%, 8/15/10 ..............       1,143
     350    Laredo, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              AMT, 6.20%, 10/1/19, Callable
              4/1/04 @ 103, FNMA/GNMA .........         365
   2,000    Leander Independent School
              District, GO, 0.00%, 8/15/14,
              Callable 8/15/06 @ 65.29 ........         985
   6,955    Leander, Independent School
              District, GO, 0.00%, 8/15/15,
              Callable 8/15/09 @ 69.73,
              PSFG ............................       3,133
   6,955    Leander, Independent School
              District, GO, 0.00%, 8/15/16,
              Callable 8/15/09 @ 65.22,
              PSFG ............................       2,912
   8,535    Lubbock, Housing Finance Corp.,
              Single Family Housing Revenue,
              Series A, 6.70%, 10/1/30,
              Callable 10/1/09 @ 105 FNMA .....       9,205
  10,000    Nueces County, Port Corpus Christi
              Authority, PCR, AMT, 6.88%,
              4/1/17, Callable 4/1/02 @ 102 ...      10,259
   6,630    Richardson, Independent School
              District, GO, Series A, 0.00%,
              2/15/06 .........................       5,480
   2,580    Richardson, Independent School
              District, GO, Series A, 0.00%,
              2/15/07 .........................       2,025
   6,600    South Plains, Housing Finance
              Corp., Single Family Housing
              Revenue, Series C, 7.30%, 9/1/31,
              Callable 9/1/10 @ 105,
              FNMA/GNMA .......................       7,653
   1,555    Southeast, Housing Finance Corp.,
              Residual Revenue, Series A,
              0.00%, 11/1/14, Prerefunded
              5/1/05 @ 56.09, ETM .............         751
   9,185    Southeast, Housing Finance Corp.,
              Residual Revenue, Series A,
              0.00%, 9/1/17, Callable 3/1/10 @
              68.57 ...........................       4,011
     100    Southeast, Housing Finance Corp.,
              Revenue, 0.00%, 9/1/17, ETM,
              MBIA ............................          43

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $   510    State Department Housing &
              Community Affairs, Multi-Family
              Housing Revenue, Harbors &
              Plumtree, Series A, 5.90%,
              7/1/06 ..........................  $      536
   1,500    State Department Housing &
              Community Affairs, Multi-Family
              Housing Revenue, NHP Foundation -
              Asmara Project, Series A, 6.30%,
              1/1/16, Callable 1/1/07 @ 102 ...       1,551
   2,600    State Department Housing &
              Community Affairs, Single Family
              Housing Revenue, Refunding,
              Series A, 0.00%, 3/1/15, Callable
              9/1/04 @ 49.53 ..................       1,045
   2,000    Tyler, Health Facilities
              Development Corp., Hospital
              Revenue, East Texas Center,
              Series D, 5.38%, 11/1/27,
              Callable 2/16/09 @ 102, FSA .....       1,975
     260    Winter Garden, Housing Finance
              Corp., Single Family Mortgage
              Revenue, AMT, 6.20%, 10/1/19,
              Callable 4/1/04 @ 103,
              FNMA/GNMA .......................         262
                                                 ----------
                                                     89,469
                                                 ----------
Utah (1.3%):
   2,950    Intermountain Power Agency, Power
              Supply Revenue, Series B, 5.38%,
              7/1/08, Callable 7/1/03 @ 102 ...       3,063
   1,000    Intermountain Power Agency, Power
              Supply Revenue, Series B, 6.00%,
              7/1/12, Callable 7/1/02 @ 102 ...       1,032
   2,415    Intermountain Power Agency, Power
              Supply Revenue, Series B,, 5.00%,
              7/1/16, Callable 7/1/01 @ 100 ...       2,374
   2,530    Intermountain Power Agency, Power
              Supply Revenue, Series B, 5.00%,
              7/1/16, Callable 7/1/01 @ 100,
              ETM .............................       2,530
     770    State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series B-2, AMT, 5.95%, 7/1/09,
              Callable 1/1/07 @ 102, FHA/VA ...         778
   1,400    State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series A-1, 6.00%, 7/1/14,
              Callable 1/1/07 @ 102, FHA ......       1,478

                                       73
Continued

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Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Utah, continued:
 $   760    State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series B-2, AMT, 6.25%, 7/1/14,
              Callable 1/1/07 @ 102, FHA/VA ...  $      812
   1,370    State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series F, 6.30%, 7/1/21, Callable
              7/1/09 @ 101.50 .................       1,457
   1,870    Water Finance Agency, Pooled Loan
              Financing Program, Revenue,
              Series A, 5.25%, 10/1/14,
              Callable 4/1/11 @ 100, AMBAC ....       1,933
                                                 ----------
                                                     15,457
                                                 ----------
Vermont (0.3%):
     800    Housing Finance Agency, Single
              Family Housing Revenue, Series
              13A, 5.45%, 5/1/26, Callable
              11/1/09 @ 100, FSA ..............         813
   2,500    Housing Finance Agency, Single
              Family Housing Revenue, Series A,
              7.85%, 12/1/29, Callable 6/1/02 @
              100, FHA/VA .....................       2,529
                                                 ----------
                                                      3,342
                                                 ----------
Virginia (1.0%):
   1,015    Alexandria, Redevelopment & Housing
              Authority, Multi-Family Housing
              Revenue, Buckingham Village
              Apartments, 5.45%, 7/1/18,
              Callable 1/1/06 @ 102 ...........         970
   2,250    Arlington County, IDA, Multi-Family
              Housing Revenue, Patrick Henry
              Apartments Project, AMT, 6.05%
              11/1/32, Callable 5/1/10 @ 100,
              FNMA ............................       2,339
   5,000    Suffolk Redevelopment & Housing
              Authority, Multi-Family Housing
              Revenue, Windsor At Potomac,
              Project, 4.85%, 7/1/31, FNMA ....       5,043
   3,690    Suffolk, Redevelopment & Housing
              Authority, Multi-Family Housing
              Revenue, Oxford Apartments
              Project, 6.10%, 4/1/26, Callable
              10/1/08 @ 101 ...................       3,403
                                                 ----------
                                                     11,755
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Washington (5.6%):
 $ 1,500    Bellevue Convention Center
              Authority, Special Obligation
              Revenue, Series B, 0.00%,
              12/1/19 .........................  $      549
   2,000    Chelan Public Utilities, Revenue,
              Series D, AMT, 6.35%, 7/1/28,
              Callable 7/1/07 @ 102, MBIA .....       2,142
  10,675    Energy Northwest Electric, Revenue,
              5.50%, 7/1/18, Callable 7/1/10 @
              100, MBIA .......................      11,243
   2,530    King County, Housing Authority,
              Multi-Family Housing Revenue,
              Heritage Park Project, 5.50%,
              10/1/29, Callable 10/1/09 @ 100,
              ACA .............................       2,359
   2,000    King County, School District #411,
              Issaquah, GO, 6.25%, 12/1/12,
              Callable 6/1/10 @ 100 ...........       2,249
   1,500    King County, School District #411,
              Issaquah, GO, 6.25%, 12/1/13,
              Callable 6/1/10 @ 100 ...........       1,680
   4,265    Pierce County, Housing Authority,
              Multi-Family Housing Revenue,
              5.65%, 12/1/18, Callable 12/1/08
              @ 100, ACA ......................       4,215
   3,870    Pierce County, Housing Authority,
              Multi-Family Housing Revenue,
              5.80%, 12/1/23, Callable 12/1/08
              @ 100, ACA ......................       3,841
   1,700    Quinault Indian Nation, Revenue,
              5.85%, 12/1/12, Callable 12/1/01
              @ 100, ACA ......................       1,701
   3,000    Quinault Indian Nation, Revenue,
              5.80%, 12/1/15, Callable 12/1/09
              @ 100, ACA ......................       3,054
     890    Spokane, Housing Authority, Multi-
              Family Housing Revenue, Valley
              206 Apartments, Junior Lien B,
              5.75%, 4/1/28, LOC: Washington
              Trust Bank ......................         832
   1,025    Spokane, Housing Authority, Multi-
              Family Housing Revenue, Valley
              206 Apartments, Senior Lien A,
              5.40%, 4/1/18, Callable 4/1/08 @
              100 .............................         978
   2,600    Spokane, Housing Authority, Multi-
              Family Housing Revenue, Valley
              206 Apartments, Senior Lien A,
              5.63%, 4/1/28, Callable 4/1/08 @
              100 .............................       2,406

                                       74
Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Washington, continued:
 $ 2,315    State Housing Finance Community,
              Multi-Family Housing Revenue,
              AMT, 7.00%, 1/1/26, Callable
              1/1/11 @ 105, GNMA ..............  $    2,594
   2,505    State Housing Finance Community,
              Single Family Housing Program,
              Series 2-A, AMT, 5.38%, 12/1/18,
              Callable 6/1/08 @ 101, FNMA/
              GNMA ............................       2,495
   2,500    State Public Power Supply System,
              Nuclear Project #2, Revenue,
              Series A, 5.00%, 7/1/12, Callable
              7/1/08 @ 102 ....................       2,539
   4,000    State Public Power Supply System,
              Nuclear Project #2, Revenue,
              Series A, 6.30%, 7/1/12 .........       4,556
   2,750    State Public Power Supply System,
              Nuclear Project #2, Revenue
              Refunding, Series B, 5.63%,
              7/1/12, Callable 7/1/03 @ 102,
              FSA .............................       2,934
   3,400    State Public Power Supply System,
              Nuclear Project #3, Revenue,
              Series A, 5.50%, 7/1/07, Callable
              7/1/06 @ 102, AMBAC .............       3,656
   2,935    State Public Power Supply System,
              Nuclear Project #3, Revenue,
              Series C, 5.38%, 7/1/15, Callable
              7/1/03 @ 102 ....................       2,964
   5,000    State, GO, Series 00-A, 5.50%,
              7/1/11 ..........................       5,342
   2,895    Tacoma Electric Systems, Revenue,
              5.63%, 1/1/16, Callable 1/1/09 @
              101 .............................       3,020
                                                 ----------
                                                     67,349
                                                 ----------
West Virginia (1.5%):
   1,595    Charleston, Community Parking
              Facilities Revenue, Sub-C, 0.00%,
              12/1/21 .........................         416
   1,630    Charleston, Community Parking
              Facilities Revenue, Sub-C, 0.00%,
              12/1/22 .........................         397
   1,665    Charleston, Community Parking
              Facilities Revenue, Sub-C, 0.00%,
              12/1/23 .........................         379
   2,925    Charleston, Community Parking
              Facilities Revenue, Sub-C, 0.00%,
              12/1/26 .........................         542

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $ 2,600    Monongalia County, Series A, 6.00%,
              11/15/27, Callable 11/15/02 @
              102 .............................  $    2,134
   2,000    School Building Authority, Revenue,
              Capital Improvements, 6.00%,
              7/1/08, Callable 7/1/07 @ 102,
              AMBAC ...........................       2,227
   2,730    State Housing Development Fund,
              Housing Finance Revenue, Series
              A, 6.95%, 11/1/16, Callable
              5/1/02 @ 103 ....................       2,841
     540    State Housing Development Fund,
              Housing Finance Revenue, Series
              B, AMT, 7.20%, 11/1/20, Callable
              5/1/02 @ 102, FHA/VA ............         565
   5,000    State, GO, 5.75%, 6/1/13, Callable
              6/1/09 @ 101 ....................       5,415
   4,000    State, GO, Capital Appreciation,
              Series A, 0.00%, 11/1/08,
              FGIC ............................       2,898
                                                 ----------
                                                     17,814
                                                 ----------
Wisconsin (0.5%):
   1,500    Housing & Economic Development
              Authority, Homeownership Revenue,
              Series E, AMT, 6.00%, 9/1/28,
              Callable 7/1/07 @ 102 ...........       1,549
   5,000    Housing & Economic Development
              Authority, Single Family Housing
              Revenue, Homeownership, Series D,
              5.40%, 9/1/18, Callable 7/1/08 @
              101 .............................       5,018
                                                 ----------
                                                      6,567
                                                 ----------
Wyoming (0.0%):
     500    Community Development Authority,
              Single Family Mortgage Revenue,
              Series E, 5.70%, 6/1/13, Callable
              12/1/03 @ 102, FHA ..............         514
                                                 ----------
  Total Municipal Bonds                           1,056,781
                                                 ----------
DAILY DEMAND NOTES (0.6%):
Mississippi (0.2%):
   2,000    Business Finance Corp., Solid Waste
              Disposal Revenue, Power Company
              Project, 3.55%, 7/1/25* .........       2,000
                                                 ----------
Texas (0.1%):
   1,500    Calhoun County, IDA, Port Revenue,
              British Petroleum Co. Project,
              AMT, 3.40%, 1/1/24* .............       1,500
                                                 ----------

                                       75
Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
DAILY DEMAND NOTES, CONTINUED:
 Wyoming (0.3%):
 $ 3,800    Lincoln County, Environmental
              Revenue, Pacificorp Projects,
              AMT, 4.05%, 11/1/25, GTY:
              Exxon* ..........................  $    3,800
                                                 ----------
  Total Daily Demand Notes                            7,300
                                                 ----------
WEEKLY DEMAND NOTES (4.9%):
Colorado (0.6%):
   5,660    Douglas County, School District #1,
              Douglas & Elbert Counties, GO,
              7.11%, 6/15/09* (b) .............       6,151
   1,000    Housing Finance Authority, Multi-
              Family Housing Revenue, Series
              B-3, AMT, 2.85%, 10/1/35,
              FHLB* ...........................       1,000
                                                 ----------
                                                      7,151
                                                 ----------
Georgia (0.7%):
   2,300    Fulton County Housing Authority,
              Multi-Family Housing Revenue,
              Champions Green Apartments,
              Series B, 2.80%, 10/1/25* .......       2,300
   4,200    State, GO, 8.72%, 2/9/10, Callable
              11/1/09 @ 102* (b) ..............       5,114
   1,000    State, GO, 8.72%, 4/6/13, Callable
              11/1/09 @ 102* (b) ..............       1,176
                                                 ----------
                                                      8,590
                                                 ----------
Illinois (1.1%):
  13,545    Lakemoor Multi-Family Housing
              Revenue, Series A, 3.35%,
              12/1/20* ........................      13,545
                                                 ----------
New Jersey (0.5%):
   2,500    State Turnpike Authority, Revenue,
              Series R-19, 9.28%, 1/1/13, MBIA*
              (b) .............................       3,165
   2,500    State Turnpike Authority, Revenue,
              Series R-19, 9.28%, 1/1/14, MBIA*
              (b) .............................       3,168
                                                 ----------
                                                      6,333
                                                 ----------
Oregon (0.5%):
   5,410    Washington, Multinomah & Yamhill
              Counties, School District #1J,
              Series 171, GO, 7.11%, 12/1/08*
              (b) .............................       5,655
                                                 ----------
Puerto Rico (0.8%):
   3,460    Childrens Trust Fund, Tobacco
              Settlement Revenue, Series 149,
              8.93%, 7/1/08* (b) ..............       4,014

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
Puerto Rico, continued:
 $ 5,000    Municipal Finance Agency, GO,
              Series R-17, 8.82%, 8/1/12,
              Callable 8/1/09 @ 101* (b) ......  $    6,027
                                                 ----------
                                                     10,041
                                                 ----------
Texas (0.7%):
   7,500    Plano Independent School District,
              Drivers Series 178, 7.62%,
              2/15/12* (b) ....................       8,209
                                                 ----------
  Total Weekly Demand Notes                          59,524
                                                 ----------
MONTHLY DEMAND NOTES (6.8%):
Arizona (0.8%):
   9,205    Pima County, IDA, Single Family
              Mortgage Revenue, 3.57%,
              10/25/10* .......................       9,205
                                                 ----------
Colorado (0.1%):
     620    Denver City & County, Single Family
              Mortgage Revenue, Series A,
              3.60%, 5/25/05* .................         620
   1,065    El Paso, Single Family Mortgage
              Revenue, 3.60%, 5/1/30* .........       1,065
                                                 ----------
                                                      1,685
                                                 ----------
District of Columbia (1.4%):
  16,185    Housing Finance Agency, Single
              Family Mortgage Revenue, 3.38%,
              12/1/33* ........................      16,185
                                                 ----------
Florida (0.2%):
   2,519    Lee County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, Series A, 3.38%,
              10/1/29* ........................       2,519
                                                 ----------
Hawaii (0.7%):
   8,500    State Department Budget & Finance,
              Special Purpose, Mortgage
              Revenue, AMT, 6.66%, 11/1/21,
              Callable 11/1/01 @ 102* .........       7,986
                                                 ----------
Maryland (0.1%):
   1,655    Prince Georges County Housing
              Authority, Single Family Mortgage
              Revenue, 3.60%, 6/1/33* .........       1,655
                                                 ----------
New York (0.5%):
   6,200    New York, GO, 8.14%, 8/13/09,
              Callable 8/1/03 @ 103* ..........       6,696
                                                 ----------
Pennsylvania (1.2%):
  14,300    Harrisburg Authority Water Revenue,
              5.30%, 8/11/16* .................      14,373
                                                 ----------

                                       76
Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MONTHLY DEMAND NOTES, CONTINUED:
 Texas (1.3%):
 $ 3,574    Dallas County, Housing Finance
              Corp., Single Family Mortgage
              Revenue, 3.42%, 11/25/04* .......  $    3,574
     270    Denton County, Housing Finance
              Corp., Single Family Mortgage
              Revenue, 3.57%, 5/1/05* .........         270
   1,941    El Paso Housing Finance Corp.,
              Mortgage Revenue, Single Family
              Drawdown Series C, AMT, 3.41%,
              4/25/05* ........................       1,941
     179    El Paso Housing Finance
              Corporation, 3.42%, 4/25/05* ....         179
   2,438    Garland, Housing Finance Corp.,
              Revenue, 3.53%, 6/24/05* ........       2,438
   7,668    Tarrant County, Revenue, 3.53%,
              6/24/05* ........................       7,668
                                                 ----------
                                                     16,070
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
MONTHLY DEMAND NOTES, CONTINUED:
Utah (0.5%):
 $ 6,000    Intermountain Power Agency, Power
              Supply Revenue, Series B, 7.65%,
              7/1/11, Callable 7/1/02 @
              102* ............................  $    6,368
                                                 ----------
  Total Monthly Demand Notes                         82,742
                                                 ----------
INVESTMENT COMPANIES (0.5%):
     310    Blackrock Investment Quality
              Municipal Fund ..................       4,129
     100    Nuveen Premium Income Municipal
              Fund ............................       1,395
                                                 ----------
  Total Investment Companies                          5,524
                                                 ----------
Total (Cost $1,187,948)(a)                       $1,211,871
                                                 ==========

------------
Percentages indicated are based on net assets of $1,218,436.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $113. Cost for federal income tax purposes differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $29,673
                   Unrealized depreciation......................   (5,863)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $23,810
                                                                  =======

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2001.

See notes to financial statements.

One Group Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 MUNICIPAL BONDS (100.9%):
Arizona (100.9%):
 $1,175     Apache County, Public Finance Corp.,
              Certificates of Participation,
              5.25%, 5/1/04, Callable 5/1/02 @
              101 ...............................  $  1,194
    500     Apache County, Public Finance Corp.,
              Certificates of Participation,
              5.50%, 5/1/10, Callable 5/1/02 @
              101 ...............................       508
  1,000     Arizona State University, Revenue,
              6.90%, 7/1/04, Callable 7/1/02 @
              101, AMBAC ........................     1,048
  1,950     Arizona State University, Revenue,
              Series A, 5.85%, 7/1/08, Callable
              7/1/02 @ 101 ......................     2,024
  1,820     Arizona State University, Revenue,
              Series A, 5.90%, 7/1/09, Callable
              7/1/02 @ 101 ......................     1,890
    725     Casa Grande, Excise Tax Revenue,
              5.90%, 4/1/09, Callable 4/1/04 @
              100, FGIC .........................       755
  1,460     Central Arizona Water Conservation
              District, Contract Revenue, Central
              Arizona Project, Series A, 5.20%,
              11/1/03 ...........................     1,527
  4,000     Central Arizona Water Conservation
              District, Contract Revenue, Central
              Arizona Project, Series A, 5.40%,
              11/1/05 ...........................     4,273
  3,000     Central Arizona Water Conservation
              District, Contract Revenue, Central
              Arizona Project, Series A, 5.40%,
              11/1/06 ...........................     3,232
  2,575     Central Arizona Water Conservation
              District, Contract Revenue, Central
              Arizona Project, 4.75%, 11/1/07,
              Callable 5/1/04 @ 102, MBIA .......     2,663
  5,000     Chandler, Capital Appreciation, GO,
              0.00%, 7/1/07, FGIC ...............     3,883
  1,000     Chandler, GO, 4.75%, 7/1/21, FSA ....     1,028
  2,400     Coconino County, Arizona Unified
              School District #001, Flagstaff,
              GO, 5.50%, 7/1/08, Callable 7/1/05
              @ 101, AMBAC ......................     2,548
  1,000     Gilbert Improvement District #011,
              Special Assessment, 7.60%, 1/1/04,
              Callable 7/1/01 @ 101, FGIC .......     1,029
  2,000     Glendale Unified School District
              #205, GO, Projects of 1993, Series
              A, 5.30%, 7/1/07, Callable 7/1/03 @
              101 ...............................     2,070

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $2,900     Glendale Unified School District
              #205, GO, Projects of 1993, Series
              B, 5.45%, 7/1/09, Callable 7/1/05 @
              101, FGIC .........................  $  3,060
  1,235     Greater Arizona Development
              Authority, Infrastructure Revenue,
              Series A, 5.60%, 8/1/07, MBIA .....     1,299
  1,600     Greenlee County, IDA, PCR, Phelps
              Dodge Corp. Project, 5.45%, 6/1/09,
              Callable 6/1/04 @ 102 .............     1,603
    500     Maricopa County, IDA, Hospital
              Facility Revenue, St. Joseph's
              Hospital & Medical Centers Project,
              6.20%, 11/1/11, ETM ...............       504
  1,500     Maricopa County, IDA, Revenue, 6.38%,
              6/15/30, Callable 6/1/07 @ 102,
              ACA ...............................     1,561
  2,950     Maricopa County, IDA, Single Family
              Mortgage Revenue, Capital
              Appreciation, Series 83A, 0.00%,
              12/31/14, ETM .....................     1,512
    965     Maricopa County, IDA, Single Family
              Mortgage Revenue, Mortgage Backed
              Securities, Series B-2, AMT, 5.75%,
              1/1/13, Callable 1/1/10 @ 101.50,
              FNMA/GNMA .........................     1,022
  1,000     Maricopa County, School District
              #001, Phoenix Elementary, GO,
              5.50%, 7/1/10, Callable 7/1/07 @
              101, MBIA .........................     1,073
  1,000     Maricopa County, School District
              #003, Tempe Elementary, Project of
              1997, Series E, GO, 5.40%, 7/1/13,
              FGIC ..............................     1,055
    970     Maricopa County, School District
              #008, Osborn, GO, Series A, 5.88%,
              7/1/14, Prerefunded 7/1/06 @ 101,
              FGIC ..............................     1,071
    530     Maricopa County, School District
              #008, Osborn, GO, Series A, 5.88%,
              7/1/14, Callable 7/1/06 @ 101,
              FGIC ..............................       564
    920     Maricopa County, School District
              #009, Wickenburg, Projects of 1997,
              GO, 5.50%, 7/1/13, Callable 7/1/07
              @ 100, AMBAC ......................       962
  1,500     Maricopa County, School District
              #011, GO, 4.75%, 7/1/14, Callable
              7/1/11 @ 100, FGIC ................     1,498

                                       78
Continued

One Group Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $1,500     Maricopa County, School District
              #011, Peoria, Projects of 1996,
              Series D, GO, 5.25%, 7/1/13,
              Callable 7/1/09 @ 101, FGIC .......  $  1,567
  2,000     Maricopa County, School District
              #028, Kyrene Elementary, Capital
              Appreciation, Series C, GO, 0.00%,
              1/1/11, FGIC ......................     1,286
  1,015     Maricopa County, School District
              #038, Madison Elementary, GO,
              5.30%, 7/1/08, Callable 7/1/03 @
              101, AMBAC ........................     1,049
  1,215     Maricopa County, School District
              #038, Madison Elementary, GO,
              5.80%, 7/1/15, Prerefunded 7/1/06 @
              101, MBIA .........................     1,339
    785     Maricopa County, School District
              #038, Madison Elementary, GO,
              5.80%, 7/1/15, Callable 7/1/06 @
              101, MBIA .........................       830
  1,000     Maricopa County, School District
              #048, Scottsdale, Series B, GO,
              6.30%, 7/1/04 .....................     1,081
  3,100     Maricopa County, School District
              #069, Paradise Valley, GO, 5.80%,
              7/1/09, AMBAC .....................     3,415
  1,000     Maricopa County, School District
              #069, Paradise Valley, GO, 6.35%,
              7/1/10, MBIA ......................     1,150
  2,000     Maricopa County, School District
              #210, Project of 1995, Series B,
              GO, 5.38%, 7/1/13 .................     2,079
  2,000     Mesa, GO, 5.75%, 7/1/14, FGIC .......     2,157
  1,000     Mesa, GO, 5.00%, 7/1/17, Callable
              7/1/09 @ 100, FGIC ................     1,006
  2,500     Mesa, IDA, Revenue, Series A, 5.63%,
              1/1/29 ............................     2,576
  2,250     Mesa, Street and Highway Revenue,
              Series A, 5.30%, 7/1/17, FSA ......     2,299
  2,000     Mesa, Utility System Revenue, 5.38%,
              7/1/12, Callable 7/1/05 @ 101,
              FGIC ..............................     2,081
  1,000     Mesa, Utility System Revenue, 5.38%,
              7/1/15, Callable 7/1/07 @ 101,
              FGIC ..............................     1,037
  1,205     Mohave County, Elementary School
              District #016, GO, 5.25%, 7/1/09,
              Callable 7/1/07 @ 100, MBIA .......     1,270
  1,200     Mohave County, School District #001,
              Lake Havasu, GO, 5.20%, 7/1/09,
              Callable 7/1/03 @ 101, AMBAC ......     1,234

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $2,050     Navajo County, School District #010,
              Series A, GO, 5.13%, 7/1/12,
              Callable 7/1/07 @ 101, FGIC .......  $  2,107
  1,215     Northern Arizona University, Revenue,
              Series A, 5.60%, 6/1/05, Callable
              6/1/02 @ 102, AMBAC ...............     1,259
  2,750     Northern Arizona University, Revenue,
              6.40%, 6/1/07, Callable 6/1/02 @
              101, FGIC .........................     2,863
  1,000     Oro Valley Municipal Property Corp.,
              Municipal Water System Revenue,
              Canada Hills, 5.45%, 7/1/14,
              Callable 7/1/08 @ 101, MBIA .......     1,051
    850     Peoria, GO, 5.40%, 4/1/14, FGIC .....       888
  1,000     Peoria, GO, 5.00%, 4/1/20, Callable
              4/1/09 @ 100, FGIC ................       990
  2,500     Phoenix Civic Improvement Corp.,
              Wastewater Systems Revenue, 5.25%,
              7/1/18, Callable 7/1/11 @ 100,
              FGIC ..............................     2,544
  2,000     Phoenix Civic Improvement Corp.,
              Revenue, Series B, 6.00%, 7/1/08,
              Callable 7/1/04 @ 102 .............     2,140
  2,000     Phoenix Street & Highway User
              Revenue, 6.50%, 7/1/09, ETM .......     2,260
  2,500     Phoenix Street & Highway User,
              Revenue, Capital Appreciation,
              Series A, 0.00%, 7/1/12, FGIC .....     1,479
  1,000     Phoenix, GO, Series A, 5.40%,
              7/1/07 ............................     1,076
  2,450     Phoenix, GO, 6.38%, 7/1/13, Callable
              7/1/02 @ 102 ......................     2,571
  2,300     Phoenix, GO, 5.38%, 7/1/25 ..........     2,344
    985     Phoenix, IDA, Single Family Mortgage
              Revenue, Series A, AMT, 5.35%,
              6/1/20, Callable 12/1/07 @ 101.50,
              GNMA/FNMA/FHLMC ...................       971
  1,000     Pima County, Arizona College
              District, Certificates of
              Participation, Series B, 6.00%,
              7/1/07, Callable 7/1/01 @ 101,
              AMBAC .............................     1,010
    555     Pima County, GO, 6.20%, 7/1/08,
              Callable 7/1/02 @ 101 .............       578
  1,500     Pima County, IDA, Health Partners,
              Revenue, Series A, 5.30%, 4/1/07,
              MBIA ..............................     1,600

                                       79
Continued

One Group Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $  800     Pima County, IDA, Single Family
              Mortgage Revenue, Series A, 6.40%,
              8/1/11, Callable 8/1/05 @ 102 .....  $    824
    130     Pima County, IDA, Single Family
              Mortgage Revenue, Series A, 7.63%,
              2/1/12, Callable 2/1/02 @ 101.5,
              FHA ...............................       131
    815     Pima County, IDA, Single Family
              Mortgage Revenue, Series B, AMT,
              6.15%, 11/1/23, Callable 5/1/07 @
              103.38, GNMA/FNMA/FHLMC ...........       894
  2,000     Pima County, Unified School District
              #001, Tucson, GO, 5.38%, 7/1/09,
              FGIC ..............................     2,162
  1,000     Pima County, Unified School District
              #001, Tucson, GO, 5.88%, 7/1/14,
              FGIC ..............................     1,043
  1,050     Pima County, Unified School District
              #10, GO, Project of 1994, 5.10%,
              7/1/11, Callable 7/1/09 @ 100,
              FGIC ..............................     1,098
  2,015     Salt River Project, Agriculture
              Improvement & Power District,
              Electric Systems Revenue, Series A,
              6.00%, 1/1/07 .....................     2,216
  1,000     Salt River Project, Agriculture
              Improvement & Power District,
              Electric Systems Revenue, Series A,
              6.50%, 1/1/07, Callable 1/1/02 @
              101 ...............................     1,023
  3,000     Salt River Project, Agriculture
              Improvement & Power District,
              Electric Systems Revenue, Series D,
              6.00%, 1/1/13, Callable 1/1/02 @
              102 ...............................     3,098
  1,255     Salt River Project, Agriculture
              Improvement & Power District,
              Electric Systems Revenue, Series A,
              5.50%, 1/1/19, Callable 1/1/03 @
              100 ...............................     1,263
  3,815     Santa Cruz County, IDA, Citizens
              Utility Co., Revenue, 4.75%,
              8/1/20 ............................     3,481
  4,000     School Facilities Board Revenue,
              5.00%, 7/1/18, Callable 7/1/11 @
              100 ...............................     4,004
  1,000     Scottsdale, GO, 5.25%, 7/1/06 .......     1,069
  1,900     Scottsdale, Project of 1989, Series
              E, GO, 5.50%, 7/1/14, Callable
              7/1/02 @ 101 ......................     1,971
  3,095     Scottsdale, GO, 5.00%, 7/1/20 .......     3,082
  2,500     Scottsdale, IDA, Hospital Revenue,
              Scottsdale Memorial Hospitals,
              Series A, 6.13%, 9/1/17, Callable
              9/1/07 @ 102, AMBAC ...............     2,703

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $1,000     Scottsdale, Municipal Property Corp.,
              Lease Revenue, 6.38%, 5/1/05,
              Callable 11/1/02 @ 100 ............  $  1,043
  2,000     Scottsdale, Preservation, GO, 5.75%,
              7/1/18, Callable 7/1/09 @ 100 .....     2,211
  1,065     Scottsdale, Street & Highway User
              Revenue, 5.50%, 7/1/07 ............     1,152
  1,000     Sedona, Wastewater Excise Tax
              Revenue, Capital Appreciation,
              0.00%, 7/1/21, MBIA ...............       344
  2,000     Sedona, Wastewater Excise Tax
              Revenue, Capital Appreciation,
              0.00%, 7/1/23, MBIA ...............       612
  1,000     Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical Center,
              Series A, 5.13%, 12/1/01, ACA .....     1,022
  1,000     Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical Center,
              Series A, 5.50%, 12/1/17, Callable
              12/1/07 @ 100, ACA ................       976
  2,500     State Certificates of Participation,
              6.63%, 9/1/08, Callable 9/1/01 @
              102, FSA ..........................     2,566
    820     State Municipal Financing Program,
              Certificates of Participation,
              Series 27, 7.00%, 8/1/04, Callable
              8/1/01 @ 100, BIG .................       822
  1,000     State Municipal Financing Program,
              Certificates of Participation,
              Series 20, 7.70%, 8/1/10, BIG,
              ETM ...............................     1,218
  2,035     State Power Authority, Resource
              Revenue, Hoover Uprating Project,
              5.40%, 10/1/07, Callable 10/1/03 @
              102, MBIA .........................     2,135
  1,000     State Transportation Board, Highway
              Revenue, 5.25%, 7/1/07, Callable
              7/1/03 @ 102 ......................     1,043
    500     State Transportation Board, Highway
              Revenue, 6.00%, 7/1/10, Callable
              7/1/09 @ 100 ......................       557
  2,000     State Transportation Board, Highway
              Revenue, 5.25%, 7/1/16, Callable
              7/1/11 @ 100 ......................     2,057
  1,480     State Transportation Board, Revenue,
              5.50%, 7/1/08 .....................     1,607

                                       80
Continued

One Group Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $1,030     Student Loan Acquisition Authority,
              Revenue, Series A-1, AMT, 5.40%,
              5/1/10, Callable 11/1/09 @ 102,
              GSL ...............................  $  1,079
  1,000     Student Loan Acquisition Authority,
              Revenue, Series A-1, AMT, 5.88%,
              5/1/18, Callable 11/1/09 @ 102,
              GSL ...............................     1,031
  2,500     Surprise Municipal Property Corp.,
              Revenue, 5.70%, 7/1/20, Callable
              7/1/09 @ 101, FGIC ................     2,631
    870     Tempe, Excise Tax Revenue, Series A,
              5.63%, 7/1/20, Callable 7/1/09 @
              100 ...............................       903
  1,635     Tempe, GO, 5.00%, 7/1/10, Callable
              7/1/06 @ 101 ......................     1,694
  3,000     Tempe, Unified School District #213,
              Project of 1998, Series B, GO,
              5.13%, 7/1/14, Callable 7/1/09 @
              101, FGIC .........................     3,106
  1,725     Tucson, Street & Highway User
              Revenue, Series 94-E, 5.50%,
              7/1/15, Callable 7/1/10 @ 100,
              FGIC ..............................     1,817
  2,000     Tucson, Water Revenue, Refunding,
              Series A, 5.75%, 7/1/12, Callable
              7/1/02 @ 102, MBIA ................     2,063
    700     University Foundation, Certificates
              of Participation, Series 8, 4.90%,
              8/1/09, MBIA ......................       731
  1,000     University of Arizona, University
              Revenues, 6.25%, 6/1/11, Callable
              6/1/02 @ 102 ......................     1,050
  2,000     Water Infrastructure Finance
              Authority, Water Quality Revenue,
              Series A, 5.75%, 10/1/11, Callable
              10/1/09 @ 101 .....................     2,204
  1,000     Water Infrastructure Finance
              Authority, Water Quality Revenue,
              Series A, 5.38%, 10/1/15, Callable
              10/1/09 @ 101 .....................     1,044

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $1,600     Water Infrastructure Finance
              Authority, Water Quality Revenue,
              Series A, 5.50%, 10/1/16, Callable
              10/1/09 @ 101 .....................  $  1,677
  1,110     Water Infrastructure, Finance
              Authority, Water Quality Revenue,
              Series A, 5.63%, 10/1/14, Callable
              10/1/09 @ 101 .....................     1,189
  1,100     Yavapai County, IDA, Hospital
              Facility Revenue, Yavapai Regional
              Medical Center, Series A, 5.13%,
              12/1/13, Callable 6/1/07 @ 102,
              FSA ...............................     1,132
  1,305     Yuma County, GO, Elementary School
              District #1, 5.25%, 7/1/10,
              Callable 7/1/07 @ 101, MBIA .......     1,378
  3,000     Yuma County, IDA, Multi-Family
              Revenue, Series A, AMT, 6.10%,
              9/20/34, Callable 9/20/09 @ 106,
              GNMA ..............................     3,163
  1,000     Yuma County, IDA, Hospital Revenue,
              Refunding, Yuma Regional Medical
              Center, 5.50%, 8/1/09, Callable
              8/1/07 @ 102, MBIA ................     1,081
  1,000     Yuma County, Unified School District
              #70, GO, 5.00%, 7/1/06, Callable
              7/1/02 @ 101, FGIC ................     1,022
                                                   --------
                                                    181,065
                                                   --------
  Total Municipal Bonds                             181,065
                                                   --------
INVESTMENT COMPANIES (1.4%):
  2,595     Blackrock Provident Institutional
              Funds, Tax-Free Money Market ......     2,595
                                                   --------
  Total Investment Companies                          2,595
                                                   --------
Total (Cost $176,080)(a)                           $183,660
                                                   ========

------------
Percentages indicated are based on net assets of $179,613.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $7,975
                   Unrealized depreciation......................    (395)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $7,580
                                                                  ======

See notes to financial statements.

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 MUNICIPAL BONDS (97.8%):
Arizona (0.3%):
 $1,000     Tucson & Pima County, Single Family
              Mortgage Revenue, 0.00%, 12/1/14,
              ETM ...............................  $    508
                                                   --------
California (1.9%):
  1,990     San Marcos, Public Facilities
              Authority, Public Facilities
              Revenue, 0.00%, 3/1/14, ETM .......     1,068
  1,715     San Marcos, Public Facilities
              Authority, Public Facilities
              Revenue, 0.00%, 1/1/19, ETM .......       679
  2,850     San Marcos, Public Facilities
              Authority, Public Facilities
              Revenue, 0.00%, 9/1/19, ETM .......     1,089
                                                   --------
                                                      2,836
                                                   --------
Colorado (0.8%):
  2,600     El Paso County, Single Family
              Mortgage Revenue, 0.00%, 9/1/15,
              ETM ...............................     1,261
                                                   --------
Kansas (0.9%):
  1,600     Kansas City, Single Family Mortgage
              Revenue, Series 83A, 0.00%,
              12/1/14, ETM ......................       817
  1,000     Saline County, Single Family Mortgage
              Revenue, Series 83A, 0.00%,
              12/1/15, ETM ......................       479
                                                   --------
                                                      1,296
                                                   --------
Kentucky (88.9%):
  1,440     Bardstown Combined Utilities Revenue,
              5.00%, 12/1/17, Callable 12/1/10 @
              101, MBIA .........................     1,439
  1,510     Bardstown Combined Utilities Revenue,
              5.00%, 12/1/18, Callable 12/1/10 @
              101, MBIA .........................     1,500
  1,500     Berea College, Utility Revenue, AMT,
              5.90%, 6/1/17, Callable 6/1/07 @
              102 ...............................     1,574
    200     Boone County, Certificates of
              Participation, Public Golf, 6.35%,
              11/15/02 ..........................       209
    200     Boone County, Certificates of
              Participation, Public Golf, 6.40%,
              11/15/03, Callable 11/15/02 @
              102 ...............................       213
  1,000     Boone County, Public Property Corp.
              Revenue, AOC Judicial Facility,
              5.00%, 9/1/19, Callable 9/1/12 @
              101 ...............................       985
  1,740     Boone County, School District Finance
              Corp., School Building Revenue,
              5.38%, 8/1/17, Callable 8/1/10 @
              101 ...............................     1,793

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,000     Boone County, School District Finance
              Corp., Revenue, 5.38%, 8/1/20,
              Callable 8/1/10 @ 101 .............  $  1,018
  1,010     Bowling Green, GO, 5.25%, 6/1/13,
              Callabe 6/1/10 @ 101 ..............     1,059
    155     Campbell & Kenton Counties,
              Sanitation District #1, Sanitation
              District Revenue, 6.38%, 8/1/03,
              ETM ...............................       160
    400     Campbell & Kenton Counties,
              Sanitation District #1, Sanitation
              District Revenue, 7.13%, 8/1/05,
              ETM ...............................       406
  1,395     Campbell & Kenton Counties,
              Sanitation District #1, Sanitation
              District Revenue, Series A, 5.00%,
              8/1/16, Callable 8/1/11 @ 101,
              FSA ...............................     1,399
  1,000     Campbell & Kenton Counties,
              Sanitation District #1, Sanitation
              District Revenue, Series A, 5.00%,
              8/1/17, Callable 8/1/11 @ 101,
              FSA ...............................       998
  1,225     Christian County Lease, Revenue,
              5.10%, 8/1/13, Callable 11/1/10 @
              101 ...............................     1,267
    415     Clinton County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 6/1/09, Callable
              6/1/02 @ 102 ......................       436
    445     Clinton County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 6/1/10, Callable
              6/1/02 @ 102 ......................       467
    325     Clinton County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 6/1/11, Callable
              6/1/02 @ 102 ......................       341
    510     Clinton County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 6/1/12, Callable
              6/1/02 @ 102 ......................       535
    500     Daviess County, Hospital Revenue,
              Owensboro-Daviess County, 6.00%,
              8/1/04, Callable 8/1/02 @ 102,
              MBIA ..............................       523
  4,500     Development Finance Authority,
              Hospital Revenue, Elizabeth, Med-A,
              6.00%, 11/1/10, Callable 11/1/01 @
              100, FGIC .........................     4,547
    425     Economic Development Finance
              Authority, Hospital Revenue,
              Catholic Health Initiatives
              Hospital, 5.38%, 12/1/11, Callable
              6/1/08 @ 101 ......................       442
  1,645     Fayette County, School Building
              Revenue, 5.50%, 6/1/19, Callable
              6/1/10 @ 101 ......................     1,706

                                       82
Continued

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $  655     Fayette County, School Building
              Revenue, School District Finance
              Corp., 6.00%, 5/1/02, Callable
              11/1/01 @ 102 .....................  $    669
  1,255     Fayette County, School Building
              Revenue, School District Finance
              Corp., Series A, 5.35%, 1/1/13,
              Callable 1/1/07 @ 102 .............     1,303
  1,200     Fayette County, School Building
              Revenue, School District Finance
              Corp., 5.25%, 9/1/13, Callable
              9/15/09 @ 101 .....................     1,254
  1,000     Fayette County, School Building
              Revenue, School District Finance
              Corp., 5.50%, 9/1/18, Callable
              9/15/09 @ 101 .....................     1,036
  2,000     Fayette County, School District,
              Revenue, 5.38%, 9/1/17, Callable
              9/15/09 @ 101 .....................     2,057
  1,500     Greater Kentucky Housing Assistance
              Corp., Multi-Family Housing
              Revenue, Series A, 5.90%, 2/1/14,
              Callable 2/1/03 @ 100, FHA ........     1,519
  1,505     Hardin County, School District
              Finance Corp., School District
              Revenue, 5.50%, 2/1/14, Callable
              2/1/10 @ 101 ......................     1,595
    960     Hardin County, School District
              Finance Corp., School Building
              Revenue, 5.50%, 2/1/15, Callable
              2/1/10 @ 101 ......................     1,011
    200     Hardin County, Water District #1,
              Waterworks Revenue, 6.70%, 9/1/05,
              Callable 9/1/01 @ 102 .............       205
     65     Henderson, Electric Light & Power
              Revenue, 5.70%, 3/1/03, Callable
              3/1/02 @ 100 ......................        65
  1,015     Higher Education Student Loan Corp.,
              Insured Student Loan Revenue,
              Series C, 6.50%, 6/1/02, GSL ......     1,044
  1,500     Higher Education Student Loan Corp.,
              Insured Student Loan Revenue,
              Series C, AMT, 5.45%, 6/1/03,
              GSL ...............................     1,551
  1,705     Higher Education Student Loan Corp.,
              Insured Student Loan Revenue,
              Series D, AMT, 7.00%, 12/1/06,
              Callable 12/1/01 @ 102, GSL .......     1,756
    500     Housing Corp., Revenue, Series A,
              5.40%, 1/1/05, Callable 7/1/03 @
              102, FHA, VA ......................       523

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $  500     Housing Corp., Revenue, Series A,
              5.50%, 1/1/06, Callable 7/1/03 @
              102, FHA, VA ......................  $    522
    500     Housing Corp., Revenue, Series A,
              5.60%, 1/1/07, Callable 7/1/03 @
              102, FHA, VA ......................       522
    760     Housing Corp., Revenue, Series A,
              7.40%, 1/1/10, Callable 7/1/01 @
              102, FHA, VA ......................       777
    275     Housing Corp., Revenue, Series B,
              6.20%, 7/1/03, Callable 7/1/02 @
              102, FHA, VA ......................       281
  1,745     Housing Corp., Revenue, Series D,
              5.80%, 7/1/13, Callable 7/1/06 @
              102 ...............................     1,827
    410     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              5.25%, 8/1/04, Callable 8/1/03 @
              102 ...............................       431
    500     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              5.40%, 8/1/06, Callable 8/1/03 @
              102 ...............................       524
     80     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              6.00%, 8/19/11, Callable 8/1/01 @
              100 ...............................        80
     30     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              6.00%, 8/1/11, Prerefunded 8/1/01 @
              100 ...............................        30
    500     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              5.75%, 8/1/13, Callable 8/1/03 @
              102 ...............................       531
    375     Interlocal School Transportation
              Association, Equipment Lease
              Revenue, 6.00%, 3/1/02 ............       383
    725     Jefferson County, Capital Projects
              Revenue, Series A, 6.10%, 8/15/07,
              Callable 2/15/03 @ 102 ............       769
  1,000     Jefferson County, Capital Projects
              Revenue, Series A, 5.50%, 4/1/10,
              Callable 4/1/06 @ 102, AMBAC ......     1,064
  1,000     Jefferson County, Capital Projects
              Revenue, Series A, 5.50%, 4/1/11,
              Callable 4/1/06 @ 102, AMBAC ......     1,059
    500     Jefferson County, Capital Projects,
              First Mortgage Revenue, 6.38%,
              12/1/07, ETM ......................       543

                                       83
Continued

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,825     Jefferson County, GO, Capital
              Appreciation, Series B, 0.00%,
              8/15/06, FSA ......................  $  1,482
    500     Jefferson County, Health Facilities
              Revenue, Jewish Hospital Healthcare
              Services, Inc., 6.05%, 5/1/02,
              AMBAC .............................       514
  1,000     Jefferson County, Health Facilities
              Revenue, Jewish Hospital Healthcare
              Services, Inc., 6.10%, 5/1/03,
              Callable 5/1/02 @ 102, AMBAC ......     1,044
    300     Jefferson County, Health Facilities
              Revenue, Jewish Hospital Healthcare
              Services, Inc., 6.20%, 5/1/04,
              Callable 5/1/02 @ 102, AMBAC ......       314
    500     Jefferson County, Health Facilities
              Revenue, Jewish Hospital Healthcare
              Services, Inc., 6.38%, 5/1/08,
              Callable 5/1/02 @ 102, AMBAC ......       524
    930     Jefferson County, Health Facilities
              Revenue, Jewish Hospital Healthcare
              Services, Inc., 5.65%, 1/1/10,
              Callable 1/1/07 @ 102 .............       978
    675     Jefferson County, Hospital Revenue,
              Series C, 6.20%, 10/1/04,
              Prerefunded 10/1/02 @ 102, MBIA ...       716
  1,325     Jefferson County, Hospital Revenue,
              Series C, 6.20%, 10/1/04, Callable
              10/1/02 @ 102, MBIA ...............     1,393
    540     Jefferson County, School Building
              Revenue, School District Finance
              Corp., Series B, 6.00%, 1/1/04,
              Callable 7/1/02 @102, MBIA ........       564
    460     Jefferson County, School Building
              Revenue, School District Finance
              Corp., Series B, 6.00%, 1/1/04,
              Prerefunded 7/1/02 @ 102, MBIA,
              ETM ...............................       484
  1,430     Jefferson County, School Building
              Revenue, School District Finance
              Corp., 5.25%, 7/1/07, Callable
              7/1/05 @ 102, MBIA ................     1,522
  1,000     Jefferson County, School District
              Building Revenue, 5.25%, 7/1/13,
              Callable 1/1/10 @ 101 .............     1,047
  1,490     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.25%, 7/1/14,
              Callable 1/1/10 @ 101, FSA ........     1,549

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,000     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.00%, 4/1/18,
              Callable 4/1/11 @ 101, FSA ........  $    992
  3,320     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.25%, 1/1/19,
              Callable 7/1/09 @ 101, FSA ........     3,358
  1,000     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series B, 5.25%, 6/1/17,
              Callable 7/1/09 @ 101, FSA ........     1,018
  2,315     Junction City, College Revenue,
              Centre College Project, 5.70%,
              4/1/12, Callable 4/1/07 @ 102 .....     2,431
    500     Kenton County, Airport Revenue,
              International, Series AR-A, AMT,
              6.10%, 3/1/04, Callable 3/1/02 @
              101, FSA ..........................       513
  1,000     Kenton County, Airport Revenue,
              International, Series AR-A, AMT,
              6.20%, 3/1/05, Callable 3/1/02 @
              101, FSA ..........................     1,024
    500     Kenton County, Airport Revenue,
              International, Series B, AMT,
              5.75%, 3/1/07, Callable 3/1/03 @
              102, FSA ..........................       521
    500     Kenton County, Airport Revenue,
              International, Series B, AMT,
              5.75%, 3/1/08, Callable 3/1/03 @
              102, FSA ..........................       520
    100     Kenton County, School District
              Finance Corp., School Building
              Revenue, 6.50%, 12/1/02,
              Prerefunded 12/1/01 @ 102 .........       104
    495     Kenton County, Water District,
              Waterworks Revenue, District #001,
              6.30%, 2/1/02, FGIC ...............       505
  1,015     Kenton County, Water District,
              Waterworks Revenue, District #001,
              6.38%, 2/1/04, Callable 2/1/02 @
              103, FGIC .........................     1,062
    140     Lexington-Fayette Urban County
              Government, EDR, 7.54%, 12/1/03 ...       140
    335     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Mortgage Revenue, Capital
              Projects, 6.20%, 4/1/05,
              Prerefunded 4/1/02 @ 102 ..........       350

                                       84
Continued

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $  355     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Mortgage Revenue, Capital
              Projects, 6.30%, 4/1/06,
              Prerefunded 4/1/02 @ 102 ..........  $    372
    380     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Mortgage Revenue, Capital
              Projects, 6.40%, 4/1/07,
              Prerefunded 4/1/02 @ 102 ..........       398
    405     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Mortgage Revenue, Capital
              Projects, 6.40%, 4/1/08,
              Prerefunded 4/1/02 @ 102 ..........       424
    425     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Mortgage Revenue, Capital
              Projects, 6.40%, 4/1/09,
              Prerefunded 4/1/02 @ 102 ..........       445
    500     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Sewer System Revenue, 6.35%,
              7/1/07, Callable 7/1/02 @ 102,
              MBIA ..............................       528
    935     Lexington-Fayette Urban County
              Government, Revenue, University of
              Kentucky Alumni Association, Inc.,
              6.50%, 11/1/07, Prerefunded 11/1/04
              @ 102, MBIA .......................     1,043
  1,930     Lexington-Fayette Urban County
              Government, Sewer System Revenue,
              6.35%, 7/1/09, Callable 7/1/02 @
              102, MBIA .........................     2,037
  1,000     Lexington-Fayette Urban County
              Government, Sewer System Revenue,
              Series A, 5.00%, 7/1/17, Callable
              7/1/11 @ 101 ......................       995
  1,420     Louisville & Jefferson County,
              Airport Authority Revenue, AMT,
              6.00%, 7/1/10, Callable 7/1/07 @
              102, MBIA .........................     1,545
  1,500     Louisville & Jefferson County,
              Metropolitan Sewer District, Sewer
              Revenue, Series A, 5.50%, 5/15/15,
              Callable 11/15/09 @ 101, FGIC .....     1,578
  1,000     Louisville & Jefferson County,
              Regional Airport Authority, Airport
              System Revenue, Series A, 5.75%,
              7/1/15, Callable 7/1/11 @ 101,
              FSA ...............................     1,064

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $  825     Louisville & Jefferson County, Sewer
              & Drain System Revenue, 6.40%,
              5/15/08, Prerefunded 11/15/04 @
              102, AMBAC ........................  $    918
    300     Louisville Public Properties Corp.,
              First Mortgage Revenue, 6.00%,
              4/1/05, Callable 10/1/01 @ 102 ....       305
    295     Louisville Public Properties Corp.,
              First Mortgage Revenue, 6.15%,
              12/1/05, Prerefunded 12/1/02 @
              102 ...............................       314
    200     Louisville Public Properties Corp.,
              First Mortgage Revenue, 6.40%,
              12/1/07, Prerefunded 12/1/02 @
              102 ...............................       213
  1,000     Louisville Waterworks Board, Water
              System Revenue, 5.13%, 11/15/15,
              Callable 11/15/10 @ 100, FSA ......     1,019
  1,000     McCracken County, Hospital Revenue,
              Mercy Health System, Series A,
              6.20%, 11/1/05, Callable 11/1/04 @
              102, MBIA .........................     1,095
  2,090     McCracken County, Hospital Revenue,
              Mercy Health System, Series A,
              6.40%, 11/1/07, Callable 11/1/04 @
              102, MBIA .........................     2,274
    505     McCreary County, School District
              Finance Corp., School Building
              Revenue, 6.60%, 10/1/08, Callable
              10/1/01 @ 103 .....................       525
    215     Mercer County, School District
              Finance Corp., School Building
              Revenue, 6.38%, 12/1/07, Callable
              12/1/01 @ 102 .....................       225
    300     Morehead State University, Housing &
              Dining System Revenue, Series I,
              6.10%, 11/1/05, Callable 11/1/01 @
              102, AMBAC ........................       308
    200     Morehead State University, Housing &
              Dining System Revenue, Series M,
              6.30%, 11/1/08, Callable 11/1/01 @
              102, AMBAC ........................       205
    215     Muhlenberg County, School District
              Finance Corp., School Building
              Revenue, 5.85%, 8/1/09, Callable
              8/1/02 @ 102 ......................       223
    240     Murray State University, Revenue,
              Series G Second Series, 5.60%,
              5/1/06, Callable 5/1/03 @ 102 .....       251
    460     Murray State University, Revenue,
              Series G Second Series, 5.60%,
              5/1/07, Callable 5/1/03 @ 102 .....       480

                                       85
Continued

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $  530     Northern Kentucky University,
              Educational Buildings Revenue,
              6.10%, 5/1/06, Callable 5/1/02 @
              102, AMBAC ........................  $    555
    135     Owensboro, Electric Light & Power
              Revenue, 6.75%, 1/1/03, Callable
              7/1/01 @ 100, ETM .................       140
  1,085     Perry County, School District Finance
              Corp., School Building Revenue,
              6.25%, 7/1/09, Callable 7/1/02 @
              100 ...............................     1,143
    255     Richmond, Water, Gas & Sewer Revenue,
              Series B, 5.00%, 7/1/14, Callable
              7/1/08 @ 102, MBIA ................       259
    100     Richmond, Water, Gas & Sewer Revenue,
              Series A, 5.00%, 7/1/14, Callable
              7/1/08 @ 102, MBIA ................       102
  1,000     Shelby County, School District
              Finance Corp., School Building
              Revenue, 5.00%, 5/1/16, Callable
              5/1/09 @ 101 ......................     1,003
  1,245     State Economic Development Finance
              Authority, Hospital Revenue,
              Southern Central Nursing Homes,
              6.00%, 7/1/27, Callable 1/1/08 @
              105, FHA, MBIA ....................     1,298
  1,475     State Property & Buildings,
              Commission Revenues, Project #53,
              6.25%, 10/1/02, Callable 10/1/01 @
              102 ...............................     1,517
  1,000     State Property & Buildings,
              Commission Revenues, Project #54,
              5.90%, 9/1/07, Callable 9/1/02 @
              102 ...............................     1,041
  1,000     State Property & Buildings,
              Commission Revenues, Project #56,
              5.70%, 9/1/06, Callable 9/1/04 @
              102 ...............................     1,072
  1,000     State Property & Buildings,
              Commission Revenues, Project #56,
              5.80%, 9/1/07, Callable 9/1/04 @
              102 ...............................     1,089
  1,000     State Property & Buildings,
              Commission Revenues, Project #59,
              5.30%, 5/1/07, Callable 11/1/05 @
              102 ...............................     1,066
  1,000     State Property & Buildings,
              Commission Revenues, Project #59,
              5.38%, 11/1/09, Callable 11/1/05 @
              102 ...............................     1,088
  1,000     State Property & Buildings,
              Commission Revenues, Project #63,
              5.10%, 11/1/18, Callable 11/1/09 @
              100 ...............................     1,000
  2,000     State Property & Buildings,
              Commission Revenues, Project #64,
              5.75%, 5/1/14, Callable 11/1/09 @
              100 ...............................     2,218

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,500     State Property & Buildings,
              Commission Revenues, Project #65,
              6.00%, 2/1/11, Callable 2/1/10 @
              100, FSA ..........................  $  1,673
    715     State Property & Buildings,
              Commission Revenues, Project #65,
              6.00%, 2/1/18, Prerefunded 2/1/10 @
              100 ...............................       802
  1,500     State Property & Buildings,
              Commission Revenues, Project #66,
              Series A, 5.60%, 5/1/16, Callable
              5/1/10 @ 100, MBIA ................     1,612
  1,500     State Property & Buildings,
              Commission Revenues, Project #67,
              5.13%, 9/1/16, Callable 9/1/10 @
              100 ...............................     1,516
  1,000     State Property & Buildings,
              Commission Revenues, Project #68,
              5.75%, 10/1/15, Callable 10/1/10 @
              100 ...............................     1,074
  1,500     State Property & Buildings,
              Commission Revenues, Project #68,
              2nd Series, 5.25%, 10/1/18,
              Callable 4/1/11 @ 100 .............     1,521
  1,500     State Property & Buildings,
              Commission Revenues, Project #69,
              Series A, 5.00%, 8/1/18, Callable
              8/1/11 @ 100, FSA .................     1,491
    275     State Property & Buildings,
              Commission Revenues, Toyota Corp.,
              6.40%, 11/1/01 ....................       278
    180     State Turnpike Authority, Economic
              Development, Recovery Road Revenue,
              6.13%, 7/1/07, ETM ................       193
    750     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.70%,
              1/1/03 ............................       778
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.20%,
              7/1/03, AMBAC .....................     1,040
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.40%,
              7/1/05, AMBAC .....................     1,064
  2,750     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.50%,
              7/1/08, AMBAC .....................     2,981
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 6.50%,
              7/1/08, AMBAC .....................     1,142

                                       86
Continued

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.50%,
              7/1/09, AMBAC .....................  $  1,084
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 0.00%,
              1/1/10, FGIC ......................       676
    375     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.75%,
              7/1/11, Prerefunded 7/1/05 @ 102,
              AMBAC .............................       411
    125     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.75%,
              7/1/11, Callable 7/1/05 @ 102,
              AMBAC .............................       133
    425     State Turnpike Authority, Resource
              Recovery Revenue, 6.63%, 7/1/08,
              ETM ...............................       463
    170     State Turnpike Authority, Toll Road
              Revenue, Refunding, 6.13%, 7/1/08,
              ETM ...............................       183
  1,935     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.63%,
              7/1/10, Prerefunded 7/1/05 @ 102,
              AMBAC .............................     2,113
    665     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.63%,
              7/1/10, Callable 7/1/05 @ 102,
              AMBAC .............................       706
    535     University of Kentucky Revenues,
              Community Colleges, Educational
              Buildings Revenue, 6.30%, 5/1/02,
              Callable 11/1/01 @ 102 ............       550
    475     University of Kentucky Revenues,
              Community Colleges, Educational
              Buildings Revenue, Southeast,
              6.30%, 5/1/05, Callable 11/1/01 @
              102 ...............................       490
  1,000     University of Louisville Revenues,
              Construction of Educational
              Buildings, Series I, 5.38%, 5/1/06,
              Callable 5/1/03 @ 102 .............     1,046
    500     University of Louisville Revenues,
              Construction of Educational
              Buildings, Series I, 5.40%, 5/1/08,
              Callable 5/1/03 @ 102 .............       520

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $  500     University of Louisville Revenues,
              Construction of Educational
              Buildings, Series I, 5.40%, 5/1/09,
              Callable 5/1/03 @ 102 .............  $    519
    330     Versailles County, Water & Sewer,
              6.30%, 12/1/09, Callable 12/1/01 @
              103 ...............................       345
    950     Winchester, Utilities Revenue, 5.30%,
              7/1/09, Callable 7/1/03 @ 102 .....       985
                                                   --------
                                                    133,381
                                                   --------
Louisiana (2.4%):
  1,000     Housing Finance Agency, Single Family
              Mortgage Revenue, Series A-1,
              6.65%, 6/1/15, Callable 12/1/07 @
              104, GNMA/FNMA ....................     1,099
  4,300     New Orleans, Home Mortgage Authority,
              Single Family Mortgage Revenue,
              Series A, 0.00%, 10/1/15, MBIA,
              ETM ...............................     2,074
  1,000     Public Facilities Authority,
              Multi-Family Revenue, Series B,
              0.00%, 12/1/19, ETM ...............       377
                                                   --------
                                                      3,550
                                                   --------
Mississippi (0.6%):
  2,500     Home Corp., Single Family Mortgage
              Revenue, 0.00%, 9/15/16, Callable
              3/15/04 @ 41.70, ETM ..............       936
                                                   --------
Puerto Rico (1.1%):
  2,000     Commonwealth Highway & Transportation
              Authority, Transportation Revenue,
              Series A, 0.00%, 7/1/17, AMBAC ....       911
  1,480     GO, Unlimited, 0.00%, 7/1/17, .......       670
                                                   --------
                                                      1,581
                                                   --------
Texas (0.9%):
  1,000     Central Housing Finance Corp., Single
              Family Mortgage Revenue, Series A,
              0.00%, 9/1/16, ETM ................       455
  1,850     Port Arthur Housing Finance Corp.,
              Single Family Mortgage Revenue,
              0.00%, 3/1/15 .....................       919
                                                   --------
                                                      1,374
                                                   --------
  Total Municipal Bonds                             146,723
                                                   --------

                                       87
Continued

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 INVESTMENT COMPANIES (1.2%):
  1,759     Blackrock Provident Institutional
              Funds, Tax-Free Money Market ......  $  1,759
      2     One Group Municipal Money Market
              Fund, Class I .....................         2
                                                   --------
  Total Investment Companies                          1,761
                                                   --------
Total (Cost $141,940)(a)                           $148,484
                                                   ========

------------
Percentages indicated are based on net assets of $150,021.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $6,675
                   Unrealized depreciation......................    (131)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $6,544
                                                                  ======

See notes to financial statements.

One Group Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 MUNICIPAL BONDS (99.5%):
Louisiana (99.5%):
 $1,230     Ascension Parish, Gravity Drain,
              Sales & Use Tax Revenue, 5.50%,
              12/1/08, Callable 12/1/06 @ 100,
              FGIC ..............................  $  1,312
  1,000     Bastrop, Industrial Development
              Board, PCR, International Paper Co.
              Project, 6.90%, 3/1/07, Callable
              3/1/02 @ 102 ......................     1,034
    765     Baton Rouge, Public Improvements,
              Sales & Use Tax Revenue, 6.38%,
              8/1/09, Callable 8/1/01 @ 101.50,
              FSA ...............................       779
    200     Baton Rouge, Sales & Use Tax Revenue,
              6.00%, 8/1/08, Prerefunded 8/1/01 @
              101.50, FSA .......................       204
    805     Bossier City, Public Improvements,
              Sales & Use Tax Revenue, Series ST,
              6.20%, 11/1/07, Callable 11/1/01 @
              102, AMBAC ........................       830
    470     Caddo Parish, Industrial Development
              Board, Wal-Mart Stores, Inc.
              Project, 5.95%, 11/1/07, Callable
              11/1/01 @ 100 .....................       473
  1,000     Calcasieu Parish Public
              Transportation Authority, Student
              Lease, Revenue, McNeese Student
              Housing Project, 5.38%, 5/1/16,
              Callable 5/1/11 @ 101, MBIA .......     1,037
     45     East Baton Rouge, Mortgage Finance
              Authority, Revenue, Series B,
              5.30%, 10/1/14, GNMA ..............        46
    500     East Baton Rouge Parish, Sales & Use
              Tax Revenue, 5.90%, 2/1/16,
              FGIC ..............................       537
  1,000     East Baton Rouge Parish, Public
              Improvements, Sales & Use Tax
              Revenue, Series A, 5.50%, 2/1/11,
              Callable 2/1/09 @ 101, FGIC .......     1,075
  1,595     East Baton Rouge Parish, Public
              Improvements, Sales & Use Tax
              Revenue, Series A, 5.50%, 2/1/14,
              Callable 2/1/09 @ 101, FGIC .......     1,682
  2,280     East Baton Rouge Parish, Revenue,
              Series ST-A, 8.00%, 2/1/02,
              FGIC ..............................     2,350
  1,310     East Baton Rouge Parish, Sales & Use
              Tax Revenue, 5.50%, 2/1/15,
              Callable 2/1/09 @ 101, FGIC .......     1,374
    500     East Baton Rouge Parish, Sales & Use
              Tax Revenue, Series ST, 5.80%,
              2/1/07, Callable 2/1/05 @ 101.50,
              FGIC ..............................       537

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $  845     East Baton Rouge Parish, Sales & Use
              Tax Revenue, Series ST, 5.80%,
              2/1/08, Callable 2/1/05 @ 101.50,
              FGIC ..............................  $    903
    910     East Baton Rouge Parish, Sales & Use
              Tax Revenue, Series ST, 5.80%,
              2/1/09, Callable 2/1/05 @ 101.50,
              FGIC ..............................       972
  3,000     Government Facilities Revenue, 5.25%,
              12/1/18, AMBAC ....................     3,085
  1,560     Houma, Utilities Revenue, 6.13%,
              1/1/07, Callable 1/1/02 @ 102,
              FGIC ..............................     1,616
    175     Housing Finance Agency, Single Family
              Mortgage Revenue, Series A-1,
              5.70%, 6/1/15, Callable 6/1/05 @
              102, GNMA/FNMA/FHLMC ..............       179
    675     Housing Finance Agency, Single Family
              Mortgage Revenue, Series B, 6.00%,
              6/1/15, GNMA/FNMA .................       706
    460     Housing Finance Agency, Single Family
              Mortgage Revenue, Series D-2, AMT,
              6.10%, 12/1/11, Callable 12/1/06 @
              102, GNMA/FNMA ....................       486
    535     Iberia Home Mortgage Authority,
              Single Family Mortgage Revenue,
              Refunding, 7.38%, 1/1/11, Callable
              7/1/03 @ 103 ......................       561
    250     Iberville, School District #5, GO,
              5.75%, 10/1/03, FSA ...............       263
  1,680     Jefferson Parish, Drain Sales Tax
              Revenue, 6.50%, 11/1/06,
              Prerefunded 11/1/01 @ 100,
              AMBAC .............................     1,702
    300     Jefferson Parish, Hospital Services
              Revenue, District #1, 5.10%,
              1/1/05, Callable 1/1/04 @ 102,
              FGIC ..............................       313
    500     Jefferson Parish, School Board Sales
              & Use Tax Revenue, 6.05%, 2/1/02,
              MBIA ..............................       510
  1,100     Jefferson Parish, School Board Sales
              & Use Tax Revenue, 6.15%, 2/1/03,
              Callable 2/1/02 @ 102, MBIA .......     1,141
  2,060     Jefferson Parish, School Board Sales
              & Use Tax Revenue, 6.25%, 2/1/08,
              Callable 2/1/02 @ 102, MBIA .......     2,140
  2,070     Jefferson Parish, School Board Sales
              & Use Tax Revenue, 0.00%, 9/1/09,
              FSA ...............................     1,425
  3,225     Jefferson Sales Tax District, Special
              Sales Tax Revenue, Series A, 6.75%,
              12/1/06, Callable 12/1/02 @ 100,
              FGIC ..............................     3,382

                                       89
Continued

One Group Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $1,000     Jefferson, Sales Tax District,
              Special Tax Revenue, 0.00%,
              12/1/13, FSA ......................  $    537
    855     Kenner, Sales & Use Tax Revenue,
              5.75%, 6/1/06, Callable 6/1/02 @
              103, FGIC .........................       895
  1,000     Lafayette Parish, Public Improvement
              Sales Tax Revenue, Series B, 5.35%,
              3/1/13, Callable 3/1/09 @
              101.50 ............................     1,053
  1,195     Lafayette Parish, Public Improvement
              Sales Tax Revenue, Series B, 5.45%,
              3/1/14, Callable 3/1/09 @ 101.50,
              FGIC ..............................     1,261
  1,985     Lafayette Parish, Public Improvement
              Sales Tax Revenue, Series B, 5.60%,
              3/1/17, Callable 3/1/09 @ 101.50,
              FGIC ..............................     2,087
    600     Lafourche Parish, Hospital Service,
              District #3, Hospital Revenue,
              5.50%, 10/1/04, Callable 10/1/03 @
              102 ...............................       619
    500     Lincoln Parish, School District #1,
              GO, Ruston, 6.20%, 3/1/03, Callable
              3/1/02 @ 100, MBIA ................       501
  1,465     Lincoln Parish, School District #1,
              GO, Ruston, 6.40%, 3/1/05, Callable
              3/1/02 @ 100, MBIA ................     1,469
    150     Louisiana State University,
              Agricultural & Mechanical College,
              Revenue, 5.40%, 7/1/05, Callable
              7/1/04 @ 102, FGIC ................       160
    250     Louisiana State University,
              Agricultural & Mechanical College,
              Revenue, 5.50%, 7/1/06, Callable
              7/1/07 @ 102, FGIC ................       266
    500     Louisiana State University,
              Agricultural & Mechanical College,
              Revenue, 5.75%, 7/1/14, Callable
              7/1/04 @ 102, FGIC ................       522
  1,580     Louisiana State University,
              Agricultural & Mechanical College,
              University Revenue, 6.00%, 7/1/07,
              Callable 7/1/06 @ 102, MBIA .......     1,750
  1,120     Louisiana State University,
              Agricultural & Mechanical College,
              University Revenue, 5.50%, 7/1/13,
              Callable 7/1/06 @ 102, MBIA .......     1,184
  1,000     Louisiana State, GO, Series A, 5.50%,
              5/15/15, Callable 5/15/11 @ 100,
              FGIC ..............................     1,052
  1,390     Monroe Parish, Special School
              District, GO, 7.00%, 3/1/03,
              MBIA ..............................     1,475

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $  350     New Orleans, GO, 5.85%, 11/1/09,
              Prerefunded 11/1/05 @ 100, FGIC ...  $    382
  2,470     New Orleans, GO, 0.00%, 9/1/16,
              AMBAC .............................     1,109
  4,935     New Orleans, GO, 0.00%, 9/1/17,
              AMBAC .............................     2,081
    500     New Orleans, Home Mortgage, SO,
              6.25%, 1/15/11, ETM ...............       570
  1,000     New Orleans, Sewer Service Revenue,
              5.38%, 6/1/14, Callable 6/1/10 @
              101, FGIC .........................     1,050
  1,000     New Orleans, Sewer Service Revenue,
              5.00%, 6/1/18, Callable 6/1/08 @
              101, MBIA .........................       992
  1,220     Office Facilities Corp., Revenue,
              5.50%, 3/1/11, Callable 3/1/09 @
              101, MBIA .........................     1,312
    555     Orleans Parish School Board, Revenue,
              Public School Capital Refinancing,
              6.00%, 6/1/09, MBIA ...............       620
    250     Orleans Parish School District, GO,
              5.30%, 9/1/10, Callable 9/1/05 @
              100, MBIA .........................       259
  1,000     Orleans Parish School District, GO,
              Series A, 5.13%, 9/1/15, Callable
              3/1/08 @ 100, FGIC ................     1,013
  1,025     Ouachita Parish, Hospital Service
              District #1, Health Care Revenue,
              Glenwood Regional Medical Center,
              7.50%, 7/1/06, Prerefunded 7/1/01 @
              102 ...............................     1,046
  1,000     Ouachita Parish, Hospital Service
              District #1, Health Care Revenue,
              Glenwood Regional Medical Center,
              5.70%, 5/15/16, Callable 5/15/10 @
              100, FSA ..........................     1,049
    605     Plaquemines Parish School Board,
              Sales & Use Tax Revenue, 6.65%,
              3/1/05, Prerefunded 3/1/02 @
              102 ...............................       633
  1,440     Plaquemines Parish, GO, 6.40%,
              8/1/04, Callable 8/1/01 @ 102,
              AMBAC .............................     1,473
    420     Plaquemines Parish, Sales & Use Tax
              Revenue, 6.70%, 12/1/08,
              Prerefunded 12/1/01 @ 102 .........       435
    410     Plaquemines Parish, Sales & Use Tax
              Revenue, 6.70%, 12/1/09,
              Prerefunded 12/1/01 @ 102 .........       425

                                       90
Continued

One Group Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $1,675     Port New Orleans Board of Commercial,
              Facilities, Revenue, 5.63%, 4/1/14,
              Callable 4/1/11 @ 101 .............  $  1,763
  8,000     Public Facilities Authority,
              Multi-Family Revenue, Series A,
              0.00%, 2/1/20, ETM ................     2,950
  7,500     Public Facilities Authority,
              Multi-Family Revenue, Series B,
              0.00%, 12/1/19, ETM ...............     2,831
  2,180     Public Facilities Authority, Revenue,
              Alton Ochsner Medical Foundation,
              Series A, 6.30%, 5/15/04, Callable
              5/15/02 @ 102, MBIA ...............     2,273
  1,000     Public Facilities Authority, Revenue,
              Alton Ochsner Medical Foundation,
              5.75%, 5/15/11, Callable 5/15/02 @
              100, MBIA .........................     1,011
    100     Public Facilities Authority, Revenue,
              Alton Ochsner Medical Foundation,
              6.00%, 5/15/17, Callable 5/15/02 @
              100, MBIA .........................       101
  1,000     Public Facilities Authority, Revenue,
              Dillard University, 5.00%, 2/1/18,
              Callable 2/10/08 @ 102, AMBAC .....       992
  1,000     Public Facilities Authority, Revenue,
              Indexed Caps, 5.88%, 2/15/11,
              Callable 2/15/03 @ 102, FGIC ......     1,058
    500     Public Facilities Authority, Revenue,
              Lafayette General Medical Center
              Project, 6.05%, 10/1/04, Callable
              10/1/02 @ 102, FSA ................       529
  1,960     Public Facilities Authority, Revenue,
              Loyola University, 6.60%, 4/1/05,
              Callable 4/1/02 @ 102 .............     2,051
  2,025     Public Facilities Authority, Revenue,
              Loyola University, 5.63%, 10/1/10,
              Callable 10/1/07 @ 102, MBIA ......     2,196
    775     Public Facilities Authority, Revenue,
              Mary Bird Perkins Cancer Center,
              5.50%, 1/1/04, FSA ................       811
    500     Public Facilities Authority, Revenue,
              Our Lady of Lake Regional Center,
              5.70%, 12/1/04, Callable 12/1/01 @
              102, MBIA .........................       516
    390     Public Facilities Authority, Revenue,
              Our Lady of Lake Regional Center,
              5.90%, 12/1/06, Callable 12/1/01 @
              102, MBIA .........................       403

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $  895     Public Facilities Authority, Revenue,
              Pendelton Memorial Methodist
              Hospital, 5.00%, 6/1/08 ...........  $    812
    225     Public Facilities Authority, Revenue,
              Tulane University, Series A-1,
              5.80%, 2/15/04, Callable 2/15/03 @
              102, FGIC .........................       238
  2,145     Public Facilities Authority, Revenue,
              Tulane University, 6.25%, 7/15/06,
              Callable 7/15/01 @ 102 ............     2,193
    735     Public Facilities Authority, Revenue,
              Tulane University, 5.55%, 10/1/07,
              Callable 10/1/06 @ 102, AMBAC .....       799
  1,605     Public Facilities Authority, Revenue,
              Tulane University, 5.75%, 10/1/09,
              Callable 10/1/06 @ 102, AMBAC .....     1,743
    730     Public Facilities Authority, Revenue,
              Women's Hospital Foundation, 5.40%,
              10/1/05, Callable 10/1/04 @ 102,
              FGIC ..............................       777
  1,235     Public Facilities Authority, Revenue,
              Women's Hospital Foundation, 6.85%,
              10/1/05, Prerefunded 10/1/02 @
              102 ...............................     1,317
  1,715     Public Facilities Authority, Revenue,
              Women's Hospital Foundation, 5.50%,
              10/1/06, Callable 10/1/04 @ 102,
              FGIC ..............................     1,827
    500     Public Facilities Authority, Revenue,
              Women's Hospital Foundation, 6.00%,
              10/1/10, FSA ......................       558
  2,000     Public Facilities Authority, Revenue,
              Xavier University of Louisiana,
              5.13%, 9/1/12, Callable 9/1/07 @
              102, MBIA .........................     2,073
  1,000     Shreveport, Certificates of
              Indebtedness, Revenue, Series A,
              5.50%, 10/1/12, Callable 10/1/09 @
              102, AMBAC ........................     1,071
  1,000     Shreveport, Certificates of
              Indebtedness, Revenue, Series A,
              5.00%, 10/1/16, Callable 10/1/09 @
              102, AMBAC ........................       997
    480     Shreveport, GO, 5.90%, 2/1/07,
              Prerefunded 2/1/03 @ 100 ..........       500
    500     Shreveport, Water & Sewer Revenue,
              Series A, 6.25%, 12/1/03, FGIC ....       536
  1,000     South Port Community, Port Revenue,
              Cargill, Inc. Project, 5.85%,
              4/1/17, Callable 4/1/07 @ 102 .....     1,040

                                       91
Continued

One Group Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $  750     St. Charles Parish, Public
              Improvements, Sales Tax Revenue,
              6.60%, 11/1/07, Callable 11/1/01 @
              101.50 ............................  $    767
  2,350     St. Charles Parish, School District
              #1, GO, 6.45%, 3/1/06, Prerefunded
              3/1/02 @ 100, AMBAC ...............     2,409
    870     St. John Baptist Parish, School
              District #1, GO, 6.25%, 3/1/05,
              Prerefunded 3/1/02 @ 100 ..........       891
    250     St. Tammany Parish, Sales & Use Tax
              Revenue, 5.75%, 4/1/06, Callable
              4/1/02 @ 102, FGIC ................       258
  1,815     St. Tammany Parish, Hospital Service,
              District #1, Hospital Revenue,
              6.30%, 7/1/07, Callable 7/1/02 @
              102 ...............................     1,910
  1,225     St. Tammany Parish, Public Finance
              Authority Revenue, Christwood
              Project, 5.25%, 11/15/08 ..........     1,161
  4,000     St. Tammany Parish, Public Finance
              Authority, Revenue, 0.00%, 7/20/14,
              FNMA ..............................     2,028
  1,000     Stadium & Exposition District
              Revenue, 5.25%, 7/1/16, Callable
              7/1/09 @ 102, FGIC ................     1,024
  1,665     Stadium & Exposition District, Hotel
              Occupancy Tax & Stadium Revenue,
              Series A, 5.65%, 7/1/07, Callable
              7/1/04 @ 102, FGIC ................     1,802
  1,500     State Energy & Power Authority, Power
              Project Revenue, 5.75%, 1/1/13,
              FSA ...............................     1,648
  1,000     State GO, 6.00%, 8/1/04, FGIC .......     1,074
    400     State GO, 5.38%, 8/1/05, MBIA .......       426
  2,000     State GO, Series A, 6.50%, 4/15/06,
              FGIC ..............................     2,231
    750     State GO, Series A, 5.60%, 5/15/07,
              Callable 5/15/05 @ 102, MBIA ......       807
    250     State GO, Series A, 5.70%, 5/15/08,
              Callable 5/15/05 @ 100, MBIA ......       273
    250     State GO, 5.60%, 8/1/08, MBIA .......       273
  3,500     State GO, Series B, 5.63%, 8/1/13,
              MBIA ..............................     3,814
  2,875     State GO, Series A, 5.80%, 8/1/10,
              MBIA ..............................     3,186
    500     State GO, Series A, 6.10%, 5/1/11,
              Prerefunded 5/1/04 @ 102, AMBAC ...       546
  1,500     State GO, Series A, 5.25%, 11/15/17,
              Callable 11/15/10 @ 100 ...........     1,526

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $  500     State Miscellaneous Taxes, GO,
              Refunding, Series A, 5.70%, 8/1/08,
              MBIA ..............................  $    548
  2,000     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Program, 5.38%, 5/1/19, Callable
              5/1/11 @ 101, AMBAC ...............     2,046
  2,000     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, Series A, 5.50%, 3/1/13,
              Callable 3/1/09 @ 101, MBIA .......     2,119
  2,055     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, 5.50%, 5/1/15, Callable
              5/1/11 @ 101, AMBAC ...............     2,171
  1,650     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, Series A, 5.13%, 3/1/16,
              Callable 3/1/09 @ 101, MBIA .......     1,669
  1,000     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, Series A, 5.38%, 6/1/19,
              Callable 3/1/09 @ 101, MBIA .......     1,019
    500     State Offshore Terminal Authority,
              Deepwater Port Revenue, 1st Stage,
              Series B, 6.10%, 9/1/02 ...........       517
  1,325     State Offshore Terminal Authority,
              Deepwater Port Revenue, 1st Stage,
              Series B, 6.25%, 9/1/04 ...........     1,423
  1,435     Tangipahoa Parish, Consolidated
              School District #1, GO, 6.15%,
              12/1/07, Callable 12/1/02 @ 100 ...     1,491
  1,250     Tangipahoa Parish, Hospital Service
              District #1, Hospital Revenue,
              6.13%, 2/1/14, Callable 2/1/04 @
              102, AMBAC ........................     1,339
  1,085     Tangipahoa Parish, School Board
              Revenue, 5.50%, 3/1/13, Callable
              3/1/11 @ 100, AMBAC ...............     1,156
    690     Terrebonne Parish, Waterworks
              District #1, Water Revenue, 5.70%,
              11/1/06, Callable 11/1/03 @ 102,
              FGIC ..............................       731
                                                   --------
                                                    142,183
                                                   --------
  Total Municipal Bonds                             142,183
                                                   --------

                                       92
Continued

One Group Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 INVESTMENT COMPANIES (0.3%):
    473     Blackrock Provident Institutional
              Funds, Tax-Free Money Market ......  $    473
      3     One Group Municipal Money Market
              Fund, Class I .....................         3
                                                   --------
  Total Investment Companies                            476
                                                   --------
Total (Cost $136,548)(a)                           $142,659
                                                   ========

------------
Percentages indicated are based on net assets of $143,004.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $117. Cost for federal income tax purposes differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $6,154
                   Unrealized depreciation......................    (160)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $5,994
                                                                  ======

See notes to financial statements.

One Group Mutual Funds
Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 MUNICIPAL BONDS (97.1%):
Colorado (0.4%):
 $3,000     E-470 Public Highway Authority,
              Revenue, 0.00%, 9/1/19, MBIA ......  $  1,121
                                                   --------
Michigan (95.5%):
  1,020     Anchor Bay School District, GO,
              5.25%, 5/1/14 .....................     1,074
  2,500     Battle Creek, Tax Increment, 5.00%,
              5/1/16, Callable 5/1/08 @ 100,
              MBIA ..............................     2,503
  7,340     Brighton Area School District, GO,
              0.00%, 5/1/17 .....................     3,215
  1,625     Brighton Township Sanitation & Sewage
              Drainage District, GO, 5.25%,
              10/1/16, Callable 4/1/09 @ 100,
              FSA ...............................     1,654
  1,475     Caledonia Community Schools, GO,
              5.75%, 5/1/13 .....................     1,598
  4,500     Caledonia Community Schools, GO,
              5.85%, 5/1/22, Prerefunded 5/1/07 @
              100, MBIA .........................     4,953
  1,250     Central Montcalm Public Schools, GO,
              5.90%, 5/1/19, Callable 5/1/09 @
              100, MBIA .........................     1,325
  1,775     Charles Stewart Mott Community
              College, GO, 5.50%, 5/1/16,
              Callable 5/1/10 @ 100, FGIC .......     1,850
  1,380     Charles Stewart Mott Community
              College, GO, Building and
              Improvement, 5.40%, 5/1/14,
              Callable 5/1/10 @ 100, FGIC .......     1,445
  1,235     Charlevoix Public School District,
              GO, 5.75%, 5/1/20, Callable 5/1/09
              @ 100, FSA ........................     1,293
  1,150     Charlotte Public School District, GO,
              5.25%, 5/1/16, Callable 5/1/09 @
              100 ...............................     1,176
  1,075     Chelsea Economic Development Corp.,
              Revenue, 5.40%, 11/15/18, Callable
              11/15/08 @ 101 ....................       907
  2,000     Chelsea Economic Development Corp.,
              Revenue, 5.40%, 11/15/27, Callable
              11/15/08 @ 101 ....................     1,556
  1,730     Chippewa County Hospital Finance,
              5.63%, 11/1/14, Callable 11/1/07 @
              102 ...............................     1,569
  2,500     Chippewa Hills School District, GO,
              5.30%, 5/1/19, Callable 5/1/09 @
              100, FGIC .........................     2,527
  5,000     Clarkston Community Schools, GO,
              5.75%, 5/1/16, Prerefunded 5/1/05 @
              101, FGIC .........................     5,432

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $4,090     Clarkston Community Schools, GO,
              5.00%, 5/1/15, Callable 5/1/08 @
              100, AMBAC ........................  $  4,112
  2,580     Clarkston Community Schools, GO,
              5.05%, 5/1/16, Callable 5/1/08 @
              100, AMBAC ........................     2,591
    430     Dearborn Economic Development Corp.,
              Hospital Revenue, Oakwood
              Obligation Group, Series A, 5.25%,
              11/15/05, FGIC ....................       456
  1,690     Dearborn Economic Development Corp.,
              Hospital Revenue, Oakwood
              Obligation Group, Series A, 5.60%,
              11/15/08, Callable 11/15/05 @ 102,
              FGIC ..............................     1,807
  1,560     Dearborn Economic Development Corp.,
              Hospital Revenue, Oakwood
              Obligation Group, Series A, 5.60%,
              11/15/09, Callable 11/15/05 @ 102,
              FGIC ..............................     1,660
  1,830     Dearborn Sewage Disposal System,
              Revenue, Series A, 5.13%, 4/1/14,
              Callable 4/1/04 @ 101, MBIA .......     1,854
  3,850     Detroit Local Development Finance
              Authority, Refunded Tax Increment
              Senior, Series A, 5.38%, 5/1/18,
              Callable 5/1/07 @ 101.50 ..........     3,841
  1,410     Detroit Local Development Finance
              Authority, Refunded Tax Increment
              Senior, 5.38%, 5/1/21, Callable
              5/1/07 @ 101.50 ...................     1,391
  2,000     Detroit Sewage Disposal System,
              Revenue, Refunding, Series B,
              6.00%, 7/1/10, MBIA ...............     2,240
  5,000     Detroit Sewage Disposal, Revenue,
              0.00%, 7/1/13, FGIC ...............     2,764
  1,500     Detroit Sewage Disposal, Revenue,
              Series A, 0.00%, 7/1/17, FGIC .....       647
  1,800     Detroit Wayne County Stadium
              Authority, Revenue, Public
              Improvements, 5.50%, 2/1/17,
              Callable 2/1/07 @ 102, FGIC .......     1,858
  2,570     Detroit, Series A, GO, 5.25%, 4/1/13,
              Callable 4/1/09 @ 101, FSA ........     2,678
  2,000     Dexter Community School, GO, 5.80%,
              5/1/19, Callable 5/1/03 @ 102 .....     2,057
  2,580     East Lansing School District, GO,
              School Building and Site, 5.75%,
              5/1/15 ............................     2,763

                                       94
Continued

One Group Mutual Funds
Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $1,000     East Lansing School District, GO,
              School Building and Site, 5.40%,
              5/1/18 ............................  $  1,024
  1,645     Ecorse Public School District, GO,
              5.50%, 5/1/17, Callable 5/1/08 @
              101, FGIC .........................     1,703
  4,675     Farmington Public School District,
              GO, 5.10%, 5/1/16, Callable 5/1/07
              @ 100 .............................     4,699
  1,000     Ferndale School District, GO, 5.50%,
              5/1/11, Callable 5/1/05 @ 101,
              FGIC ..............................     1,051
  2,500     Ferris State University, Revenue,
              5.75%, 10/1/17, Prerefunded 4/1/07
              @ 101, AMBAC ......................     2,756
  5,000     Ferris State University, Revenue,
              5.85%, 10/1/22, Prerefunded 4/1/07
              @ 101, AMBAC ......................     5,537
  2,000     Forest Hills Public Schools, GO,
              5.25%, 5/1/19 .....................     2,015
  3,000     Grand Haven, Electric Revenue, 5.25%,
              7/1/08, MBIA ......................     3,200
  1,370     Grand Rapids Building Authority, GO,
              5.75%, 8/1/13 .....................     1,482
  1,500     Grand Rapids Water Supply, Revenue,
              5.75%, 11/1/16, FGIC ..............     1,606
  3,660     Hartland School District, GO, 5.38%,
              5/1/16 ............................     3,784
  1,000     Higher Education Student Loan
              Authority, Revenue, AMT, Student
              Loan XVII-A, 5.75%, 6/1/13,
              Callable 6/1/06 @ 102, AMBAC ......     1,037
  1,000     Huron Valley School District, GO,
              5.88%, 5/1/16, Prerefunded 5/1/07 @
              100, FGIC .........................     1,102
  1,620     Jackson Downtown Development, GO,
              0.00%, 6/1/16, FSA ................       751
  1,710     Jackson Downtown Development, GO,
              0.00%, 6/1/17, FSA ................       746
  2,060     Jackson Downtown Development, GO,
              0.00%, 6/1/18, FSA ................       846
  2,200     Jackson Downtown Development, GO,
              0.00%, 6/1/19, FSA ................       851
  1,130     Jackson Public Schools, GO, 5.60%,
              5/1/15, Callable 5/1/10 @ 100,
              FGIC ..............................     1,192
  1,405     Jackson Public Schools, GO, 5.65%,
              5/1/16, Callable 5/1/10 @ 100,
              FGIC ..............................     1,482
  3,685     Lake Orion Community School District,
              GO, 6.00%, 5/1/10, Callable 5/1/05
              @ 101, AMBAC ......................     4,001

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $1,790     Lake Orion Community School District,
              GO, 5.75%, 5/1/15, Callable 5/1/10
              @ 100, FSA ........................  $  1,919
  1,000     Lansing Building Authority, GO,
              6.00%, 6/1/05, Callable 6/1/02 @
              101, AMBAC ........................     1,025
  2,000     Lincoln Park School District, GO,
              5.00%, 5/1/20, Callable 5/1/07 @
              100, FGIC .........................     1,958
  1,330     Livingston County, Building
              Authority, GO, 5.80%, 7/1/08 ......     1,444
  2,100     Livonia Public School District, GO,
              Series I, 6.25%, 5/1/03, Callable
              5/1/02 @ 102 ......................     2,194
  1,000     Livonia Public School District, GO,
              5.50%, 5/1/14, Callable 5/1/03 @
              102, FGIC .........................     1,030
  5,000     Lowell Area School District, GO,
              Capital Appreciation, 0.00%,
              5/1/14, FGIC ......................     2,629
  1,425     Lowell Area School District, GO,
              0.00%, 5/1/16, FGIC ...............       663
  2,000     Lowell Area School District, GO,
              0.00%, 5/1/19, FGIC ...............       777
  1,670     Madison Public Schools, GO, 5.13%,
              5/1/18, Callable 5/1/09 @ 100,
              FGIC ..............................     1,672
  1,175     Mason Public School District, GO,
              5.40%, 5/1/09, Callable 5/1/05 @
              101.50, FGIC ......................     1,236
  2,000     Michigan State University, Revenue,
              General Series A, 6.25%, 8/15/15,
              Prerefunded 8/15/02 @ 101 .........     2,096
  2,750     Mount Pleasant School District, GO,
              5.30%, 5/1/17, Callable 5/1/08 @
              100, AMBAC ........................     2,793
  2,000     Municipal Bond Authority, Clean Water
              Revenue, 5.50%, 10/1/19 ...........     2,072
  1,350     Municipal Bond Authority, Revenue,
              5.25%, 12/1/13, Callable 12/1/08 @
              101 ...............................     1,405
  1,500     Municipal Bond Authority, Revenue,
              Local Government Loan Program,
              Series A, 6.00%, 12/1/13, Callable
              12/1/04 @ 102, FGIC ...............     1,624

                                       95
Continued

One Group Mutual Funds
Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $1,000     Municipal Bond Authority, Revenue,
              5.75%, 10/1/15, Callable 10/1/09 @
              101 ...............................  $  1,077
  1,250     Municipal Bond Authority, Revenue,
              Clean Water Revolving Fund, 5.50%,
              10/1/17, Callable 10/1/09 @ 101 ...     1,305
  2,500     Municipal Bond Authority, Revenue,
              Drinking Water Revolving Fund,
              5.50%, 10/1/17, Callable 10/1/09 @
              101 ...............................     2,609
  1,980     Municipal Bond Authority, Revenue,
              Capital Appreciation, 0.00%,
              5/1/19, AMBAC .....................       764
  1,065     Northwestern Community College, GO,
              5.60%, 4/1/16, Callable 10/1/09 @
              100 ...............................     1,116
  2,500     Oakland County Economic Development
              Corp., Revenue, 5.00%, 11/1/17,
              Callable 11/1/08 @ 101 ............     2,479
  2,750     Oakland County Economic Development
              Corp., Revenue, 5.63%, 6/1/19,
              Callable 6/1/07 @ 102, LOC: First
              of America Bank ...................     2,767
  3,000     Oakland County, Education Revenue,
              6.38%, 11/1/14, Prerefunded 11/1/04
              @ 100 .............................     3,282
  3,500     Okemos Public School District, GO,
              0.00%, 5/1/15, MBIA ...............     1,732
  4,075     Ottawa County, GO, 6.00%, 8/1/08,
              Callable 8/1/02 @ 101 .............     4,249
  1,200     Paw Paw Public School District, GO,
              6.50%, 5/1/09, FGIC ...............     1,365
  1,680     Pellston Public School District, GO,
              0.00%, 5/1/22, Prerefunded 5/1/07 @
              34.88, FSA ........................       458
  1,000     Port Huron, GO, Series A, 5.25%,
              10/1/19, Callable 10/1/08 @ 101,
              MBIA ..............................     1,008
  7,315     Rochester Community School District,
              GO, 5.25%, 5/1/15, Callable 5/1/07
              @ 100, MBIA .......................     7,442
  7,015     Rochester Community School District,
              GO, 5.30%, 5/1/17, Callable 5/1/07
              @ 100, MBIA .......................     7,111
  5,000     Royal Oak Hospital Finance Authority,
              Revenue, 5.60%, 11/15/11, Callable
              11/15/03 @ 102 ....................     5,141

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $2,000     Saginaw Hospital Finance Authority,
              Revenue, St. Lukes Hospital, Series
              C, 6.75%, 7/1/06, Callable 7/1/01 @
              102, MBIA .........................  $  2,077
  1,085     South Macomb Disposal Authority
              Revenue, 5.38%, 9/1/13, Callable
              9/1/10 @ 100 ......................     1,139
  1,590     South Macomb Disposal Authority
              Revenue, 5.38%, 9/1/15 ............     1,670
  1,175     Southfield Building Authority, GO,
              5.30%, 5/1/17, MBIA ...............     1,198
  2,085     Southgate, GO, 5.00%, 5/1/16,
              Callable 5/1/09 @ 100, FGIC .......     2,088
  1,765     St. John's Public Schools, GO, 5.00%,
              5/1/16, Callable 5/1/08 @ 100,
              FGIC ..............................     1,767
  2,460     State Building Authority Revenue,
              5.00%, 10/1/06 ....................     2,597
  2,000     State Building Authority Revenue,
              Series 1, 5.13%, 10/15/15, Callable
              10/15/09 @ 100 ....................     2,028
  2,000     State Certificates of Participation,
              5.50%, 6/1/18, Callable 6/1/10 @
              100, AMBAC ........................     2,063
  1,455     State Environmental Protection
              Program, GO, 5.40%, 11/1/19,
              Callable 11/1/05 @ 101 ............     1,481
  1,155     State Higher Education, Revenue,
              Calvin College Project, 5.50%,
              12/1/12, Callable 12/1/10 @ 100 ...     1,180
  1,200     State Higher Education, Revenue,
              Student Loan Authority, AMT, 5.30%,
              9/1/10, AMBAC .....................     1,251
    980     State Hospital Finance Authority,
              Revenue, Henry Ford First Mortgage,
              Series B, 9.00%, 5/1/04, Callable
              5/1/02 @ 100 ......................     1,076
  3,000     State Hospital Finance Authority,
              Revenue, Henry Ford Health System,
              6.00%, 9/1/11, Callable 9/1/02 @
              102, AMBAC ........................     3,106
  2,590     State Hospital Finance Authority,
              Revenue, 5.38%, 7/1/12, Callable
              7/1/05 @ 102, FSA .................     2,681
  1,000     State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series R, 5.38%, 8/15/16, Callable
              8/15/06 @ 101, AMBAC ..............     1,029

                                       96
Continued

One Group Mutual Funds
Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $3,795     State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series U, 5.63%, 8/15/16, Callable
              8/15/07 @ 101 .....................  $  3,970
  6,875     State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series W, 5.25%, 8/15/17, Callable
              8/15/07 @ 101, FSA ................     7,014
  2,000     State Hospital Finance Authority,
              Revenue, Crittenton Hospital,
              Series A, 5.25%, 3/1/14, Callable
              3/1/04 @ 102 ......................     1,968
  2,450     State Housing Development Authority,
              Revenue, Series C, 6.38%, 12/1/11,
              Callable 12/1/04 @ 102, FHA .......     2,566
  4,750     State Housing Development Authority,
              Revenue, Series A, 6.00%, 12/1/15,
              Callable 6/1/06 @ 102, FHA ........     4,999
  2,000     State Housing Development Authority,
              Revenue, Series D, 5.95%, 12/1/16,
              Callable 12/1/06 @ 102 ............     2,109
  2,415     State Housing Development Authority,
              Revenue, Series A, 5.88%, 10/1/17,
              Callable 4/1/03 @ 102, AMBAC ......     2,460
  2,415     State Housing Development Authority,
              Revenue, Series A, 6.05%, 12/1/17,
              Callable 6/1/06 @ 102, FHA ........     2,530
  1,220     State Housing Development Authority,
              Revenue, Series B, 6.95%, 12/1/20,
              Callable 12/1/01 @ 102 ............     1,258
  1,580     State Housing Development Authority,
              Revenue, Series B, AMT, 6.20%,
              6/1/27, Callable 6/1/06 @ 102,
              FHA ...............................     1,641
  1,500     State Municipal Bond Authority,
              School Loan, 5.25%, 12/1/12,
              Callable 12/1/08 @ 101 ............     1,572
  2,500     State Municipal Bond Authority,
              Revenue, Clean Water Revolving
              Fund, 5.88%, 10/1/14, Callable
              10/1/10 @ 101 .....................     2,749
  1,170     State Strategic Fund, Revenue,
              College of Detroit Fund, 7.00%,
              5/1/21, AMBAC .....................     1,444
    755     State Trunk Line, Revenue, Series A,
              5.75%, 10/1/12, Callable 10/1/02 @
              100 ...............................       774
  2,145     State Trunk Line, Revenue, Series A,
              5.75%, 10/1/12, Prerefunded 10/1/02
              @ 100 .............................     2,221

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $1,000     Strugis School District, GO, 5.63%,
              5/1/16 ............................  $  1,056
  1,940     Tawas City, Hospital Finance
              Authority, Revenue, St. Joseph,
              Series A, 5.60%, 2/15/13, Callable
              2/15/08 @ 102 .....................     2,024
  1,000     Taylor Tax Increment Financial
              Authority, 5.50%, 5/1/13, FSA .....     1,059
  1,030     Tecumseh Public Schools, GO, 5.40%,
              5/1/17 ............................     1,065
  3,000     Thorn Apple Kellogg School, GO,
              5.38%, 5/1/22, Callable 5/1/05 @
              101, FGIC .........................     3,023
  2,400     Traverse City Area Public School, GO,
              5.70%, 5/1/12, Prerefunded 5/1/05 @
              101, MBIA .........................     2,603
  3,600     University of Michigan, Hospital
              Revenue, Series A, 5.75%, 12/1/12,
              Callable 12/1/02 @ 102 ............     3,732
  6,000     University of Michigan, Revenue,
              5.25%, 12/1/10, Callable 6/1/08 @
              101 ...............................     6,289
  1,015     University of Michigan, Revenue,
              Student Fees, 5.25%, 4/1/15,
              Callable 4/1/05 @ 102 .............     1,030
  1,300     Vicksburg Community Schools, GO,
              0.00%, 5/1/18, MBIA ...............       536
  3,025     Walled Lake Construction School
              District, GO, 5.25%, 5/1/18 .......     3,061
  3,040     Wayland School District, GO, 5.10%,
              5/1/12, Callable 5/1/07 @ 100,
              FGIC ..............................     3,116
  1,275     Wayne Charter, County Airport
              Revenue, Series B, 5.25%, 12/1/12,
              Callable 12/1/08 @ 101, MBIA ......     1,332
  1,175     Wayne County, Downriver System Sewer
              Disposal, GO, Series B, 5.13%,
              11/1/18, Callable 11/1/09 @ 100,
              MBIA ..............................     1,176
    215     Wayne State University, Revenue,
              5.50%, 11/15/07, Callable 11/15/03
              @ 101, AMBAC ......................       224
  2,000     Wayne State University, Revenue,
              5.38%, 11/15/14, Callable 11/15/09
              @ 101, FGIC .......................     2,087
  2,000     Wayne State University, Revenue,
              5.25%, 11/15/19, Callable 11/15/09
              @ 101, FGIC .......................     2,017
                                                   --------
                                                    281,239
                                                   --------

                                       97
Continued

One Group Mutual Funds
Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
 Puerto Rico (1.2%):
 $  880     Commonwealth, GO, 5.75%, 7/1/17,
              Callable 7/1/07 @ 101.50 ..........  $    931
  2,195     GO, Unlimited, 6.25%, 7/1/12, .......     2,568
                                                   --------
                                                      3,499
                                                   --------
  Total Municipal Bonds                             285,859
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
INVESTMENT COMPANIES (2.3%):
  3,240     Blackrock Provident Institutional
              Funds, Tax-Free Money Market ......  $  3,240
  3,539     One Group Michigan Municipal Money
              Market Fund, Class I ..............     3,539
                                                   --------
  Total Investment Companies                          6,779
                                                   --------
Total (Cost $278,760)(a)                           $292,638
                                                   ========

------------
Percentages indicated are based on net assets of $294,545.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $14,806
                   Unrealized depreciation......................     (928)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $13,878
                                                                  =======

See notes to financial statements.

One Group Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 MUNICIPAL BONDS (96.1%):
Colorado (1.2%):
 $2,810     El Paso County, Single Family
              Mortgage Revenue, Series A, 0.00%,
              5/1/15, ETM .......................  $  1,387
  2,350     Housing Finance Authority, Single
              Family Mortgage Revenue, 0.00%,
              9/1/14, ETM .......................     1,215
                                                   --------
                                                      2,602
                                                   --------
Kansas (0.5%):
  1,000     Kansas City, Single Family Mortgage
              Revenue, Series 83A, 0.00%,
              12/1/14, ETM ......................       511
  1,390     Saline County, Single Family Mortgage
              Revenue, Series 83A, 0.00%,
              12/1/15, ETM ......................       666
                                                   --------
                                                      1,177
                                                   --------
Massachusetts (0.5%):
    640     State GO, Series C, 6.75%, 8/1/09,
              Prerefunded 8/1/01 @ 102, AMBAC ...       655
    360     State GO, Series C, 6.75%, 8/1/09,
              Callable 8/1/01 @ 102, AMBAC ......       368
                                                   --------
                                                      1,023
                                                   --------
Mississippi (0.5%):
  3,000     Home Corp., Single Family Mortgage
              Revenue, 0.00%, 9/15/16, Callable
              3/15/04 @ 41.70, ETM ..............     1,123
                                                   --------
Missouri (0.5%):
  1,000     State Health, Revenue, Series AA,
              6.40%, 6/1/10, MBIA ...............     1,148
                                                   --------
Ohio (91.9%):
  1,000     Adams County, School District, GO,
              5.45%, 12/1/08, Callable 12/1/05 @
              102, MBIA .........................     1,070
  1,045     Akron Sewer Systems, Sewer Revenue,
              5.30%, 12/1/05, MBIA ..............     1,115
  1,000     Akron Sewer Systems, Sewer Revenue,
              5.65%, 12/1/08, Callable 12/1/06 @
              101, MBIA .........................     1,081
  1,070     Akron Sewer Systems, Sewer Revenue,
              5.50%, 12/1/12, FGIC ..............     1,165
  1,030     Akron Sewer Systems, Sewer Revenue,
              5.38%, 12/1/13, FGIC ..............     1,105
  1,000     Allen County, Justice Center, GO,
              7.00%, 12/1/15, Prerefunded 12/1/01
              @ 101, AMBAC ......................     1,028

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,000     Avon Lake, City School District, GO,
              5.50%, 12/1/19, Callable 12/1/09 @
              102 ...............................  $  1,036
  1,280     Belmont County, Health Systems
              Revenue, Regional Hospital, 5.25%,
              1/1/08, ACA .......................     1,302
  3,000     Bexley School District, GO, 6.50%,
              12/1/16, Prerefunded 12/1/01 @
              102 ...............................     3,107
  1,000     Bowling Green State University,
              General Receipts, Revenue, 5.75%,
              6/1/15, Callable 6/1/10 @ 101,
              FGIC ..............................     1,080
    725     Bowling Green State University,
              Revenue, 5.65%, 6/1/11, Callable
              6/1/06 @ 101, AMBAC ...............       770
  1,000     Butler County, Hospital Facilities
              Revenue, 6.75%, 11/15/10, Callable
              11/15/01 @ 102, FGIC ..............     1,034
  1,475     Butler County, Hospital Facilities
              Revenue, 4.75%, 11/15/18, Callable
              11/15/08 @ 101 ....................     1,236
  1,095     Butler County, Sewer Systems Revenue,
              5.25%, 12/1/14, Callable 12/1/09 @
              101, FGIC .........................     1,136
    605     Capital Corporation for Housing,
              Mortgage Revenue, 5.60%, 1/1/07,
              Callable 7/1/03 @ 102, MBIA .......       628
  1,000     Capital Corporation for Housing,
              Mortgage Revenue, 5.90%, 1/1/14,
              Callable 7/1/03 @ 100, MBIA .......     1,016
  1,500     Cincinnati City School District, GO,
              5.38%, 12/01/17, Callable 12/01/11
              @ 100, LOC: MBIA ..................     1,547
  1,250     Cincinnati, GO, 5.38%, 12/1/17,
              Callable 12/1/10 @ 100 ............     1,288
  1,000     Cleveland Airport Systems Revenue,
              Series A, AMT, 5.13%, 1/1/13,
              Callable 1/1/08 @ 101, FSA ........     1,017
  1,000     Cleveland Airport Systems Revenue,
              Series A, 5.25%, 1/1/15, Callable
              1/1/10 @ 101, FSA .................     1,029
  1,000     Cleveland Airport Systems Revenue,
              Series A, 5.25% 1/1/18, FSA .......     1,015
  4,500     Cleveland Public Power System, Power
              Revenue, 6.40%, 11/15/06,
              Prerefunded 11/15/04 @ 102,
              MBIA ..............................     5,014
  2,000     Cleveland Public Power System, Power
              Revenue, 0.00%, 11/15/09, MBIA ....     1,367

                                       99
Continued

One Group Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $3,000     Cleveland Public Power System, Power
              Revenue, 0.00%, 11/15/11, MBIA ....  $  1,836
  5,250     Cleveland Stadium Project,
              Certificates of Participation,
              0.00%, 11/15/11, AMBAC ............     3,212
  1,850     Cleveland Waterworks, Water Revenue,
              Series F-92B, 6.25%, 1/1/06,
              Callable 1/1/02 @ 102, AMBAC ......     1,918
    315     Cleveland Waterworks, Water Revenue,
              Series F-92B, 6.50%, 1/1/11,
              Callable 1/1/02 @ 102, AMBAC ......       327
  3,485     Cleveland Waterworks, Water Revenue,
              Series F-92B, 6.50%, 1/1/11,
              Prerefunded 1/1/02 @ 102, AMBAC ...     3,621
  2,000     Cleveland Waterworks, Water Revenue,
              Series G, 5.50%, 1/1/13, MBIA .....     2,160
    500     Cleveland, GO, 7.50%, 8/1/07,
              Prerefunded 2/1/03 @ 100, AMBAC ...       534
  1,000     Cleveland, GO, 5.75%, 8/1/11,
              MBIA ..............................     1,111
  1,000     Cleveland, GO, 6.38%, 7/1/12,
              Prerefunded 7/1/02 @ 102, MBIA ....     1,056
  1,000     Cleveland, GO, 5.60%, 12/1/14,
              Callable 12/1/11 @ 100, FGIC ......     1,074
  2,150     Cleveland-Cuyahoga County, Port
              Authority Revenue, Capital
              Improvements Project, Series A,
              5.38%, 5/15/19, Callable 5/15/09 @
              102, LOC: Fifth Third Bank ........     1,953
  1,225     Columbus Municipal Airport No.
              30-E-U, GO, 6.20%, 4/15/04,
              Callable 10/15/01 @ 100 ...........     1,237
  1,000     Columbus Sewer Improvements, GO,
              6.75%, 9/15/06, Callable 9/15/01 @
              100, ETM ..........................     1,009
  2,285     Columbus Waterworks Enlargement No.
              44, GO, 6.00%, 5/1/11, Prerefunded
              5/1/03 @ 102 ......................     2,446
  1,000     Columbus Waterworks Enlargement No.
              44, GO, 6.00%, 5/1/12, Prerefunded
              5/1/03 @ 102 ......................     1,070
  1,000     Columbus, GO, 6.40%, 1/1/07, Callable
              1/1/02 @ 102 ......................     1,038
  1,000     Columbus, Police-Fireman Disability,
              GO, 5.00%, 7/15/18, Callable
              7/15/08 @ 101 .....................       998
  1,000     Cuyahoga County, Port Authority
              Revenue, 6.25%, 5/15/16, Callable
              5/15/15 @ 102 .....................     1,004

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,000     Cuyahoga County, EDR, 5.30%, 12/1/29,
              Callable 12/1/09 @ 100, LOC:
              KeyBank ...........................  $  1,054
  2,000     Cuyahoga County, Health Care
              Facilities, Benjamin Rose
              Institute, Revenue, 5.50%, 12/1/17,
              Callable 12/1/08 @ 101 ............     1,752
  1,000     Cuyahoga County, Hospital Revenue,
              Series A, 5.50%, 1/15/10, Callable
              1/15/06 @ 102, MBIA ...............     1,058
  1,665     Cuyahoga County, Hospital Revenue,
              5.63%, 1/15/12, Callable 1/15/06 @
              102 ...............................     1,754
  1,000     Cuyahoga County, Hospital Revenue,
              Metrohealth System, Series A,
              5.13%, 2/15/13, Callable 2/15/07 @
              102, MBIA .........................     1,024
  1,000     Cuyahoga County, Hospital Revenue,
              W.O. Walker Center, 5.25%, 1/1/13,
              Callable 7/1/08 @ 101, AMBAC ......     1,039
  1,265     Defiance, Waterworks System
              Improvements, GO, 5.65%, 12/1/18,
              Callable 12/1/08 @ 102, AMBAC .....     1,331
  1,000     Delaware County, Sewer, GO, 5.60%,
              12/1/10, Callable 12/1/05 @ 101 ...     1,076
  1,500     Fairfield City School District,
              5.38%, 12/1/18, GO, FGIC ..........     1,538
  1,000     Franklin County, EDR, 5.70%,
              6/1/10 ............................     1,016
  1,260     Franklin County Hospital Revenue,
              Childrens Hospital Project, 5.50%,
              5/1/15, Callable 5/1/11 @ 101 .....     1,316
  1,500     Franklin County, Health Care
              Facilities Revenue, 5.50%, 11/1/16,
              Callable 11/1/02 @ 102 ............     1,411
  1,000     Franklin County, Health Care
              Facilities Revenue, 5.50%, 7/1/17,
              Callable 7/1/08 @ 101 .............       863
  1,290     Franklin County, Hospital Revenue,
              Children's Hospital, 5.65%,
              11/1/08, Callable 11/1/06 @ 101 ...     1,383
  1,065     Franklin County, Hospital Revenue,
              Children's Hospital, 5.75%,
              11/1/09, Callable 11/1/06 @ 101 ...     1,140
    800     Franklin County, Hospital Revenue,
              Children's Hospital, 5.80%,
              11/1/10, Callable 11/1/06 @ 101 ...       855

                                      100
Continued

One Group Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $2,000     Franklin County, Hospital Revenue,
              Children's Hospital Project, Series
              A, 6.50%, 5/1/07, Callable 11/1/02
              @ 102 .............................  $  2,120
  1,000     Franklin County, Hospital Revenue,
              Children's Hospital Project, Series
              A, 6.60%, 11/1/11, Callable 11/1/01
              @ 102 .............................     1,033
  1,250     Franklin County, Mortgage Revenue,
              5.50%, 10/1/12, Callable 10/1/09 @
              101 ...............................     1,305
  2,000     Franklin County, Revenue, Online
              Computer, Series A, 5.00%, 10/1/16,
              Callable 10/1/08 @ 101 ............     1,997
  1,000     Greater Cleveland Regional
              Transportation Authority, GO,
              5.60%, 12/1/11, Callable 12/1/06 @
              101, FGIC .........................     1,064
  1,600     Greene County, GO, 6.25%, 12/1/09,
              Callable 12/1/02 @ 102, AMBAC .....     1,706
  1,000     Greene County, Water System Revenue,
              6.85%, 12/1/11, Callable 12/1/01 @
              102, AMBAC ........................     1,037
  1,000     Hamilton County Waterworks, Water
              Utility Improvement Revenue, Series
              A, 6.40%, 10/15/07, Callable
              10/15/01 @ 102, MBIA ..............     1,030
  1,500     Hamilton County, Building
              Improvement, Museum Center, GO,
              6.50%, 12/1/09, Callable 12/1/01 @
              102 ...............................     1,553
  1,500     Hamilton County, Electric Systems
              Revenue, 6.13%, 10/15/08, Callable
              10/15/02 @ 102, FGIC ..............     1,586
  1,500     Hamilton County, Hospital Facilities
              Revenue, Bethesda Hospital, Series
              A, 6.25%, 1/1/12, Callable 1/1/03 @
              102 ...............................     1,536
  1,015     Housing Finance Agency, Mortgage
              Revenue, Series A-1, 6.20%, 9/1/14,
              GNMA ..............................     1,072
  1,250     Housing Finance Agency, Multi-Family
              Housing, Revenue, 5.85%, 12/1/20,
              Callable 12/1/10 @ 100, AMT .......     1,283
  2,685     Housing Finance Agency, Single Family
              Mortgage Revenue, 0.00%, 1/15/15,
              Prerefunded 7/15/13 @ 86.08 .......     1,278
  1,000     Huron County, Correctional Facility,
              Issue I, GO, 5.70%, 12/1/11,
              Callable 12/1/07 @ 102, MBIA ......     1,088

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,000     Kent State University, General
              Receipts Revenue, 6.45%, 5/1/12,
              Prerefunded 5/1/02 @ 102, AMBAC ...  $  1,051
  2,000     Lakewood Sanitation Sewer System, GO,
              6.40%, 12/1/11, Prerefunded 12/1/01
              @ 102 .............................     2,071
  2,535     Lakota School District, GO, 5.10%,
              12/1/14, Callable 12/1/08 @ 101,
              FGIC ..............................     2,593
  1,000     Logan County School District, GO,
              7.10%, 12/1/12, Prerefunded 12/1/01
              @ 101, AMBAC ......................     1,028
  1,000     Lorain County, Hospital Revenue,
              5.63%, 9/1/14, Callable 9/1/07 @
              102, MBIA .........................     1,056
  1,000     Lorain County, Hospital Revenue,
              Catholic Healthcare Partners,
              6.00%, 9/1/05, MBIA ...............     1,086
  1,000     Lorain County, Hospital Revenue,
              Catholic Healthcare Partners,
              5.63%, 9/1/12, Callable 9/1/07 @
              102, MBIA .........................     1,069
  1,000     Lucas County Hospital Group, Revenue,
              5.63%, 11/15/13, Callable 11/15/09
              @ 101, AMBAC ......................     1,071
  1,000     Lucas County Hospital Group, Revenue,
              5.63%, 11/15/15, Callable 11/15/09
              @ 101, AMBAC ......................     1,057
  2,430     Lucas County, Multi-Family Revenue,
              5.20%, 11/1/18, Callable 11/1/08 @
              102 ...............................     2,352
  2,700     Mahoning Valley Sanitation District,
              Revenue, 5.13%, 12/15/16, Callable
              12/15/08 @ 101, FSA ...............     2,736
  2,500     Middleburg Heights Hospital, Revenue,
              5.70%, 8/15/10, Callable 8/15/08 @
              102, FSA ..........................     2,723
  1,000     Minster Local School District, GO,
              5.50%, 12/1/18, Callable 12/1/10 @
              101, FSA ..........................     1,041
  1,000     Montgomery County Hospital, Grandview
              Hospital, Revenue, 5.35%, 12/1/08,
              Callable 12/1/07 @ 102, ETM .......     1,076
  1,575     Montgomery County Hospital, Grandview
              Hospital, Revenue, 5.65%, 12/1/12,
              Prerefunded 12/1/09 @ 100 .........     1,727

                                      101
Continued

One Group Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $  560     Montgomery County, Sisters of
              Charity, Revenue, Series A, 6.50%,
              5/15/08, Callable 8/20/01 @ 102,
              MBIA ..............................  $    573
  1,495     Newark, GO, 0.00%, 12/1/11, FGIC ....       913
  1,000     Nordonia Hills Local Schools, School
              Improvement, GO, 0.00%, 12/1/13,
              AMBAC .............................       538
  1,000     Ohio Capital Corp., Multi-Family
              Housing Revenue, Series M, 5.90%,
              2/1/14, Callable 2/1/03 @ 100,
              FHA ...............................     1,012
  1,000     Ohio State University, General
              Receipts, Revenue, 5.50%, 12/1/15,
              Callable 12/1/09 @ 101 ............     1,054
    500     Olentangy Local School District, GO,
              7.75%, 12/1/11, BIG ...............       636
    565     Olmsted Falls School District, GO,
              6.85%, 12/15/11, Prerefunded
              12/15/04 @ 102, FGIC ..............       639
  1,000     Plain Local School District, GO,
              5.80%, 12/1/15, Callable 12/1/10 @
              100, FGIC .........................     1,082
  2,600     Portage County, Robinson Memorial
              Hospital Project, Revenue, 5.63%,
              11/15/07, Callable 11/15/04 @ 102,
              MBIA ..............................     2,769
  1,160     Reading, Revenue, St. Mary's
              Educational Institute, Asset
              Guaranty, 5.65%, 2/1/12, Callable
              2/1/10 @ 100 ......................     1,218
  1,000     Reading, Revenue, St. Mary's
              Educational Institute, Asset
              Guaranty, 5.70%, 2/1/13, Callable
              2/1/10 @ 100 ......................     1,047
  1,000     Sandusky County, Hospital Facility
              Revenue, Memorial Hospital, 5.10%,
              1/1/09, Callable 1/1/08 @ 102 .....       958
  1,000     Sandusky School District, GO, 7.30%,
              12/1/10, Callable 3/9/01 @ 102 ....     1,023
  1,000     Shaker Heights City Schools, GO,
              7.10%, 12/15/10 ...................     1,159
  1,260     Southwest Licking Local School
              District, GO, 5.75%, 12/1/14,
              FGIC ..............................     1,395
  1,710     Springfield County, School District,
              GO, 0.00%, 12/1/12, AMBAC .........       984
  2,000     State Building Authority, Adult
              Correctional Building, Revenue,
              Revenue, Series A, 6.13%, 10/1/09,
              Callable 10/1/03 @ 102 ............     2,167

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,000     State Building Authority, Adult
              Correctional Building, Revenue,
              Series A, 5.50%, 4/1/13, Callable
              4/1/07 @ 101, AMBAC ...............  $  1,051
  1,000     State Building Authority, Highway
              Safety Building, Revenue, 5.38%,
              10/1/09, Callable 4/1/07 @ 101,
              AMBAC .............................     1,065
  1,000     State Building Authority, Revenue,
              Adult Correction Facility, 5.50%,
              10/1/14, LOC: FSA .................     1,063
  2,480     State Building Authority, Revenue,
              5.25%, 10/1/17, Callable 10/1/09 @
              101 ...............................     2,524
  1,000     State Building Authority, State
              Facilities, Administration Building
              Funds, Revenue, Series A, 5.75%,
              10/1/06, Callable 10/1/04 @ 102,
              MBIA ..............................     1,076
  1,165     State Building Authority, State
              Facilities, Transportation Building
              Fund, Revenue, Series A, 6.50%,
              9/1/09, Callable 9/1/04 @ 102,
              AMBAC .............................     1,288
  2,500     State Educational Loan Revenue,
              Series A-1, AMT, 5.55%, 12/1/11,
              Callable 6/1/07 @ 102, AMBAC ......     2,612
  1,750     State Elementary & Secondary
              Education, Revenue, 5.63%,
              12/1/06 ...........................     1,905
  2,510     State Fresh Water Development, Water
              Revenue, 5.80%, 6/1/11, Callable
              6/1/05 @ 102, AMBAC ...............     2,802
  1,000     State Higher Educational Facilities,
              Denison University, Revenue, 5.25%,
              11/1/16, Callable 11/1/06 @ 101 ...     1,014
  3,750     State Higher Educational Facilities,
              Revenue, 0.00%, 12/1/13, Callable
              12/1/06 @ 101, AMBAC ..............     3,287
  1,000     State Higher Educational Loan,
              Revenue, Series A-1, AMT, 5.40%,
              12/1/09, Callable 6/1/07 @ 102,
              AMBAC .............................     1,045
  1,955     State Infrastructure Improvements,
              GO, 5.75%, 2/1/16, Callable 2/1/10
              @ 100 .............................     2,086
  5,155     State Turnpike Commission, Revenue,
              Series A, 5.50%, 2/15/14 ..........     5,553
  2,250     State Water Authority, PCR, 5.50%,
              6/1/13, Callable 12/1/07 @ 101,
              MBIA ..............................     2,378
  1,000     State Water Development Authority,
              PCF, 5.50%, 12/1/09, Callable
              6/1/05 @ 101, MBIA ................     1,054

                                      102
Continued

One Group Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,500     State Water Development Authority,
              Water Development Revenue, 7.00%,
              12/1/09, Callable 6/1/02 @ 102,
              ETM, AMBAC ........................  $  1,750
  1,000     Strongsville, GO, 6.70%, 12/1/11,
              Callable 12/1/06 @ 102 ............     1,148
    800     Toledo Sewer System Revenue, 6.20%,
              11/15/02, AMBAC ...................       836
  1,000     Toledo Sewer System Revenue, 5.25%,
              11/15/13, Callable 11/15/09 @
              102 ...............................     1,049
  1,000     Toledo, GO, 5.63%, 12/1/11, Callable
              12/1/06 @ 102, AMBAC ..............     1,075
  1,500     Toledo, Lucas County Port Authority,
              Development Revenue, Series F, AMT,
              6.00%, 11/15/07 ...................     1,536
    975     Toledo, Lucas County Port Authority,
              Development Revenue, Series E, AMT,
              6.10%, 11/15/10 ...................       983
  2,035     Toledo, Lucas County Port Authority,
              Development Revenue, 5.10%,
              5/15/12, Callable 5/15/09 @ 102 ...     1,848
  1,000     Toledo, Lucas County Port Authority,
              Revenue, AMT, 6.13%, 11/15/09 .....     1,038
  1,000     University of Cincinnati,
              Certificates of Participation,
              University & College Improvements,
              6.75%, 12/1/09, Callable 12/1/01 @
              102, MBIA .........................     1,037
  1,000     University of Cincinnati, General
              Receipts, Revenue, 5.75%, 6/1/13,
              Callable 6/1/06 @ 101 .............     1,060
  1,000     University of Cincinnati, Revenue,
              Series R-2, 6.25%, 6/1/09, Callable
              12/1/02 @ 102 .....................     1,063
  1,000     University of Dayton, 2001 Project,
              Revenue, 5.38%, 12/1/17 ...........     1,033
  1,135     University of Toledo, Ohio Reciepts
              Bonds, Revenue, 5.25%, 6/1/17,
              FGIC ..............................     1,156

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,000     West Geauga Local School District,
              GO, 5.00%, 11/1/10, AMBAC .........  $  1,044
  1,680     Westerville City School District, GO,
              5.25%, 12/1/18, Callable 6/1/11 @
              100, MBIA .........................     1,705
  1,000     Westerville, Minerva Park & Blendon
              Joint Township, St. Ann's Hospital,
              Revenue, Series B, 6.80%, 9/15/06,
              Callable 9/15/01 @ 102, AMBAC,
              ETM ...............................     1,031
  2,750     Westerville, Minerva Park & Blendon
              Joint Township, St. Ann's Hospital,
              Revenue, Series B, 7.00%, 9/15/12,
              Callable 9/15/01 @ 102, AMBAC,
              ETM ...............................     2,836
                                                   --------
                                                    197,023
                                                   --------
Texas (0.5%):
  2,500     Southeast, Housing Finance Corp.,
              Revenue, 0.00%, 9/1/17, ETM,
              MBIA ..............................     1,069
                                                   --------
Washington (0.5%):
  1,000     State, GO, Series A & AT-6, 6.25%,
              2/1/11 ............................     1,132
                                                   --------
  Total Municipal Bonds                             206,297
                                                   --------
INVESTMENT COMPANIES (3.8%):
  5,260     Blackrock Provident Institutional
              Funds, Tax-Free Money Market ......     5,260
    305     Fidelity Ohio Tax Free Money Market
              Fund ..............................       305
  2,560     One Group Ohio Municipal Money Market
              Fund, Class I .....................     2,560
                                                   --------
  Total Investment Companies                          8,125
                                                   --------
Total (Cost $205,198)(a)                           $214,422
                                                   ========

------------
Percentages indicated are based on net assets of $214,574.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $38. Cost for federal income tax purposes differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $10,069
                   Unrealized depreciation......................     (883)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $ 9,186
                                                                  =======

See notes to financial statements.

One Group Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
 MUNICIPAL BONDS (98.3%):
Kansas (1.7%):
 $3,225     Labette County, Single Family
              Mortgage, Revenue, 0.00%,
              12/1/14 ............................  $ 1,647
                                                    -------
Maryland (0.8%):
  2,505     Prince Georges County Housing
              Authority, Multi-Family Housing
              Revenue, Foxglenn Apartments, Series
              A, AMT, 0.00%, 5/20/22, Callable
              5/20/02 @ 32.18 ....................      767
                                                    -------
Ohio (0.6%):
    500     Columbus, GO, 8.13%, 5/1/04 ..........      562
                                                    -------
Puerto Rico (3.7%):
  2,400     Commonwealth, GO, 5.75%, 7/1/17,
              Callable 7/1/07 @ 101.50 ...........    2,539
  1,000     Industrial Tourist, Educational,
              Medical and Environmental Control
              Facilities, Revenue, Auxilio Mutuo
              Hospital Obligation Group, 5.80%,
              7/1/06, Callable 1/1/05 @ 102,
              MBIA ...............................    1,087
                                                    -------
                                                      3,626
                                                    -------
West Virginia (91.5%):
  1,000     Berkeley County, Building Community,
              Hospital Revenue, City Hospital
              Project, 6.50%, 11/1/09, Callable
              11/1/02 @ 102 ......................    1,010
    900     Berkeley County, Education Board, GO,
              5.60%, 4/1/03 ......................      936
  1,525     Brooke Pleasants Tyler Wetzel
              Counties, Single Family Mortgage,
              Revenue, 7.40%, 8/15/10, ETM .......    1,869
  1,670     Cabell County, Education Board, GO,
              6.60%, 5/1/04, MBIA, ETM ...........    1,815
  1,500     Cabell County, Education Board, GO,
              6.00%, 5/1/06, MBIA, ETM ...........    1,650
     70     Charles Town Residential Mortgage,
              Revenue, Series A, 5.40%, 9/1/02 ...       71
     70     Charles Town Residential Mortgage,
              Revenue, Series A, 5.56%, 3/1/03 ...       71
     55     Charles Town Residential Mortgage,
              Revenue, Series A, 5.70%, 9/1/04,
              Callable 3/1/03 @ 102 ..............       56
    910     Charleston Building Community, Lease
              Revenue, 5.30%, 6/1/12, Callable
              6/1/09 @ 102 .......................      928
  1,010     Charleston Parking Revenue, Series B,
              6.75%, 6/1/08, Callable 12/1/04 @
              102 ................................    1,123

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $1,120     Charleston Urban Renewal Authority
              Lease, Diamond Project, Revenue,
              Series A, 5.75%, 12/15/18, Callable
              12/15/09 @ 102, FSA ................  $ 1,190
  1,020     Clarksburg Water Revenue, Capital
              Appreciation, Asset Guaranty, 0.00%,
              9/1/08, FSA ........................      744
  1,000     Clarksburg Water Revenue, Capital
              Appreciation, Asset Guaranty, 0.00%,
              9/1/11, FSA ........................      620
  1,000     Clarksburg Water Revenue, Capital
              Appreciation, Asset Guaranty, 0.00%,
              9/1/12, FSA ........................      583
  1,000     Economic Development, Authority Lease
              Revenue, Capitol Parking Garage
              Project, 5.63%, 6/1/16, AMBAC ......    1,054
    790     Fairmont Waterworks Revenue, 5.30%,
              7/1/09, Callable 7/1/07 @ 102,
              MBIA ...............................      846
    925     Fairmont Waterworks Revenue, 5.50%,
              7/1/12, Callable 7/1/07 @ 102,
              MBIA ...............................      984
  2,500     Harrison County, Board of Education,
              GO, 6.40%, 5/1/07, FGIC ............    2,823
  2,000     Harrison County, Community Special
              Obligation, Revenue, Series A,
              6.25%, 5/15/10, ETM ................    2,278
  1,500     Harrison County, Education Board, GO,
              6.30%, 5/1/05, FGIC ................    1,645
    735     Jackson County, Residential Mortgage
              Revenue, 7.38%, 6/1/10, FGIC,
              ETM ................................      893
  1,000     Jefferson County Board of Education,
              Public School, GO, 5.25%, 7/1/09 ...    1,063
  3,260     Kanawha Mercer Nicholas Counties,
              Single Family Mortgage Revenue,
              0.00%, 2/1/15, Prerefunded 2/1/14 @
              89.85 ..............................    1,559
  4,550     Kanawha-Putnam County, Single Family
              Mortgage Revenue, Series A, 0.00%,
              12/1/16, AMBAC, ETM ................    2,031
  1,572     Keyser Housing Corp., Mortgage,
              Revenue, 7.25%, 4/1/21, Callable
              11/1/01 @ 100 ......................    1,576
  1,065     Marion County, Single Family Mortgage
              Revenue, 7.38%, 8/1/11, FGIC,
              ETM ................................    1,310
    500     Marshall County, SO, 6.50%, 5/15/10,
              ETM ................................      568
  1,000     Monongalia County, Board of Education,
              GO, 7.00%, 4/1/03, MBIA ............    1,065

                                      104
Continued

One Group Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $  440     Monongalia County, Board of Education,
              GO, 7.00%, 4/1/04, MBIA ............  $   481
    300     Monongalia County, Board of Education,
              GO, 7.00%, 4/1/05, MBIA ............      335
  1,000     Monongalia County, Building Community,
              Healthcare Revenue, 5.75%, 11/15/14,
              Callable 11/15/02 @ 102 ............      865
  1,295     Parkersburg Waterworks & Sewer System,
              Revenue, 5.50%, 3/1/10, Callable
              9/1/06 @ 102, FSA ..................    1,383
  1,335     Parkersburg Waterworks & Sewer System,
              Revenue, 5.50%, 9/1/10, Callable
              9/1/06 @ 102, FSA ..................    1,426
  1,000     Pleasants County, PCR, Potomac Power,
              6.15%, 5/1/15, Callable 5/1/05 @
              102, MBIA ..........................    1,066
  1,000     Pleasants County, PCR, Potomac Power,
              6.15%, 5/1/15, Callable 5/1/05 @
              102, AMBAC .........................    1,066
  1,750     Pleasants County, PCR, West Penn
              Power, 6.15%, 5/1/15, Callable
              5/1/05 @ 102, AMBAC ................    1,866
  1,015     Putnam County, PCR, FMC Corp., 5.63%,
              10/1/13, Callable 10/1/07 @ 102 ....      967
  2,000     Raleigh Fayette & Nicholas Counties,
              SO, 6.25%, 8/1/11, ETM .............    2,293
    200     School Building Authority, Revenue,
              Capital Improvement, Series B,
              6.75%, 7/1/06, MBIA ................      226
  2,825     School Building Authority, Revenue,
              Capital Improvement, 5.50%, 7/1/11,
              Callable 7/1/07 @ 102, AMBAC .......    3,028
  1,000     School Building Authority, Revenue,
              Capital Improvement, Series B,
              6.00%, 7/1/12, Callable 7/1/02 @
              100, MBIA ..........................    1,023
  3,500     School Building Authority, Revenue,
              Capital Improvement, Series B,
              5.40%, 7/1/17, Callable 7/1/07 @
              102, FSA ...........................    3,588
  1,000     State Building, Lottery Commission
              Revenue, Series A, 5.25%, 7/1/08,
              Callable 7/1/07 @ 102, MBIA ........    1,065
  1,000     State Building, Lottery Commission
              Revenue, Series A, 5.25%, 7/1/09,
              Callable 7/1/07 @ 102, MBIA ........    1,064
  1,000     State Capital Appreciation
              Infrastructure - A, GO, 0.00%,
              11/1/13, FGIC ......................      543
  1,000     State Capital Appreciation
              Infrastructure - A, GO, 0.00%,
              11/1/14, FGIC ......................      510

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $1,200     State GO, 6.10%, 6/1/03, Callable
              6/1/02 @ 100 .......................  $ 1,203
  1,000     State GO, 5.25%, 6/1/08, FGIC ........    1,067
  1,000     State GO, Series B, AMT, 5.80%,
              11/1/11, Callable 11/1/06 @ 102,
              FGIC ...............................    1,070
  1,000     State GO, Series B, AMT, 5.85%,
              11/1/12, Callable 11/1/06 @ 102,
              FGIC ...............................    1,068
  1,000     State GO, 5.75%, 6/1/15, Callable
              6/1/09 @ 101 .......................    1,071
  1,440     State Higher Education, Interim
              Governing Board, Revenue, Marshall
              University, Series A, 5.25%, 5/1/16,
              Callable 5/1/11 @ 100, FGIC ........    1,472
    500     State Hospital Finance Authority,
              Hospital Revenue, 5.70%, 1/1/04,
              Callable 1/1/02 @ 102, MBIA ........      515
  2,350     State Hospital Finance Authority,
              Hospital Revenue, 5.10%, 6/1/06,
              Callable 6/1/03 @ 102, MBIA ........    2,443
  1,000     State Hospital Finance Authority,
              Hospital Revenue, 5.13%, 9/1/06,
              Callable 9/1/05 @ 102, MBIA ........    1,055
  1,000     State Hospital Finance Authority,
              Hospital Revenue, 5.75%, 9/1/13,
              Callable 9/1/05 @ 102, MBIA ........    1,057
    895     State Hospital Finance Authority,
              Hospital Revenue, 6.50%, 9/1/16,
              ETM ................................    1,042
    190     State Housing Development, Revenue,
              6.30%, 11/1/03, Callable 5/1/02 @
              103, FHA ...........................      200
    195     State Housing Development, Revenue,
              6.40%, 5/1/04, Callable 5/1/02 @
              103, FHA ...........................      205
    205     State Housing Development, Revenue,
              6.40%, 11/1/04, Callable 5/1/02 @
              103, FHA ...........................      215
    245     State Housing Development, Revenue,
              6.75%, 11/1/10, Callable 5/1/02 @
              103, FHA ...........................      256
    315     State Housing Development, Revenue,
              6.75%, 5/1/11, Callable 5/1/02 @
              103, FHA ...........................      329
    320     State Housing Development, Revenue,
              6.75%, 11/1/11, Callable 5/1/02 @
              103, FHA ...........................      334
    655     State Housing Development, Revenue,
              AMT, 5.65%, 11/1/15, Callable
              11/1/07 @ 102 ......................      676

                                      105
Continued

One Group Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $1,500     State Roads, GO, 5.20%, 6/1/14,
              Callable 6/1/09 @ 101 ..............  $ 1,547
  1,000     State Roads, GO, 5.25%, 6/1/15,
              Callable 6/1/09 @ 101 ..............    1,028
  1,075     State Roads, GO, 5.25%, 6/1/16,
              Callable 6/1/09 @ 101, FSA .........    1,100
    970     State Roads, GO, 5.50%, 6/1/17,
              Callable 6/1/10 @ 101, FGIC ........    1,010
  1,500     State University, Revenue, 5.75%,
              4/1/03, AMBAC ......................    1,566
  1,500     State University, Revenue, 5.75%,
              4/1/04, Callable 4/1/03 @ 102,
              AMBAC ..............................    1,586
  1,000     State University, Revenue, 6.00%,
              4/1/07, Callable 4/1/03 @ 102,
              AMBAC ..............................    1,052
  1,000     State University, Revenue, 6.00%,
              4/1/12, Callable 4/1/03 @ 102,
              AMBAC ..............................    1,058
    130     State Water Development Authority,
              Revenue, Loan Program, Series A,
              6.90%, 11/1/01 .....................      132
    160     State Water Development Authority,
              Revenue, Loan Program, Series A,
              7.10%, 11/1/04, Callable 11/1/01 @
              102 ................................      165
  2,000     State Water Development Authority,
              Revenue, Loan Program, Series A,
              7.00%, 11/1/11, Callable 11/1/01 @
              102, FSA ...........................    2,067
  1,000     State, GO, 5.75%, 6/1/13, Callable
              6/1/09 @ 101 .......................    1,083
  1,125     University Revenue, Series A, 5.25%,
              4/1/13, Callable 4/1/08 @ 102,
              AMBAC ..............................    1,170

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $1,000     University Revenue, 0.00%, 4/1/16 ....  $   464
  1,000     University Revenue, 0.00%, 4/1/17 ....      437
  1,000     University Revenue, 0.00%, 4/1/18 ....      411
    750     University Revenue, State University
              System, Marshall University Library,
              5.60%, 4/1/11, Callable 4/1/06 @
              101, AMBAC .........................      793
    620     Water Development Authority,
              Infrastructure Revenue, Series A,
              5.35%, 10/1/13, Callable 10/1/10 @
              100, FSA ...........................      650
    770     Water Development Authority,
              Infrastructure Revenue, Series A,
              5.40%, 10/1/14, Callable 10/1/10 @
              100, FSA ...........................      804
  1,000     Wheeling Waterworks & Sewer System,
              Revenue, 5.40%, 6/1/11, Callable
              6/1/07 @ 100, FGIC .................    1,049
  1,200     Wheeling Waterworks & Sewer System,
              Revenue, Series C, 6.60%, 6/1/12,
              Prerefunded 6/1/02 @ 100, FGIC .....    1,242
                                                    -------
                                                     90,848
                                                    -------
  Total Municipal Bonds                              97,450
                                                    -------
INVESTMENT COMPANIES (0.9%):
    896     Blackrock Provident Institutional
              Funds, Tax-Free Money Market .......      896
     13     One Group Municipal Money Market Fund,
              Class I ............................       13
                                                    -------
  Total Investment Companies                            909
                                                    -------
Total (Cost $92,810)(a)                             $98,359
                                                    =======

------------
Percentages indicated are based on net assets of $99,142.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $5,744
                   Unrealized depreciation......................    (195)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $5,549
                                                                  ======

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
Abbreviations

ACA          Insured by American Capital Access

AMBAC        Insured by AMBAC Indemnity Corporation

AMT          Alternative Minimum Tax Paper

BIG          Insured by Bond Insurance Guarantee

EDR          Economic Development Revenue

ETM          Escrowed to Maturity

FGIC         Insured by Financial Guaranty Insurance Corporation

FHA          Federal Housing Administration

FHLB         Federal Home Loan Bank

FHLMC        Insured by Freddie Mac

FNMA         Insured by Fannie Mae

FSA          Insured by Federal Security Assurance

GNMA         Insured by Government National Mortgage Association

GO           General Obligation

GSL          Guaranteed Student Loans

GTY          Guaranty

IDA          Industrial Development Authority

IDR          Industrial Development Revenue

LO           Limited Obligation

LOC          Letter of Credit

MBIA         Insured by Municipal Bond Insurance Association

PCR          Pollution Control Revenue

PSFG         Permanent School Funding Guarantee

SO           Special Obligation

VA           Veterans Administration

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2001
(Amounts in thousands, except per share amounts)

                                                       SHORT-TERM      INTERMEDIATE                     MUNICIPAL        ARIZONA
                                                       MUNICIPAL         TAX-FREE        TAX-FREE         INCOME        MUNICIPAL
                                                       BOND FUND        BOND FUND        BOND FUND         FUND         BOND FUND
                                                       ----------      ------------      ---------      ----------      ---------
ASSETS:
Investments, at cost ................................   $147,126         $695,348        $585,480       $1,187,948      $176,080
Unrealized appreciation (depreciation) from
  investments .......................................      1,171           26,337          35,919           23,923         7,580
                                                        --------         --------        --------       ----------      --------
Investments, at value ...............................    148,297          721,685         621,399        1,211,871       183,660
Cash ................................................         --               37              --              154            --
Interest and dividends receivable ...................      1,269            9,991           9,799           15,337         3,465
Receivable for capital shares issued ................         45              124             245            1,119            --
Receivable from brokers for investments sold ........         --               --              --            8,253            --
Deferred organization costs .........................         14               --              --               --            --
Prepaid expenses ....................................          1                5               5                8             1
                                                        --------         --------        --------       ----------      --------
Total Assets ........................................    149,626          731,842         631,448        1,236,742       187,126
                                                        --------         --------        --------       ----------      --------
LIABILITIES:
Cash overdraft ......................................          8               --              --               --            --
Dividends payable ...................................        475            2,684           2,502            4,854           699
Payable to brokers for investments purchased ........      3,064           17,161              --           12,347         6,649
Payable for capital shares redeemed .................         --                2               2              116            --
Accrued expenses and other payables:
  Investment advisory fees ..........................         40              243             208              400            59
  Administration fees ...............................         19               95              84              162            24
  Distribution fees .................................          3               14              15              122             1
  Other .............................................         69              237             224              305            81
                                                        --------         --------        --------       ----------      --------
Total Liabilities ...................................      3,678           20,436           3,035           18,306         7,513
                                                        --------         --------        --------       ----------      --------
NET ASSETS:
Capital .............................................    145,225          705,046         598,050        1,232,953       174,671
Undistributed (distributions in excess of) net
  investment income .................................         (2)              58             163              124            31
Accumulated undistributed net realized gains (losses)
  from investment transactions ......................       (446)         (20,035)         (5,719)         (38,564)       (2,669)
Net unrealized appreciation (depreciation) from
  investments .......................................      1,171           26,337          35,919           23,923         7,580
                                                        --------         --------        --------       ----------      --------
Net Assets ..........................................   $145,948         $711,406        $628,413       $1,218,436      $179,613
                                                        ========         ========        ========       ==========      ========
NET ASSETS:
  Class I ...........................................   $135,796         $665,256        $574,311       $  931,851      $176,004
  Class A ...........................................      8,423           38,293          46,849          166,096         2,746
  Class B ...........................................      1,729            7,857           7,253          100,458           863
  Class C ...........................................         --               --              --           20,031            --
                                                        --------         --------        --------       ----------      --------
Total ...............................................   $145,948         $711,406        $628,413       $1,218,436      $179,613
                                                        ========         ========        ========       ==========      ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I ...........................................     13,454           61,513          45,137           95,131        18,059
  Class A ...........................................        836            3,543           3,677           16,899           284
  Class B ...........................................        171              725             570           10,261            89
  Class C ...........................................         --               --              --            2,047            --
                                                        --------         --------        --------       ----------      --------
Total ...............................................     14,461           65,781          49,384          124,338        18,432
                                                        ========         ========        ========       ==========      ========
Net Asset Value
  Class I -- Offering and redemption price per
    share ...........................................   $  10.09         $  10.82        $  12.72       $     9.79      $   9.74
                                                        ========         ========        ========       ==========      ========
  Class A -- Redemption price per share .............   $  10.07         $  10.81        $  12.74       $     9.83      $   9.67
                                                        ========         ========        ========       ==========      ========
    Maximum sales charge ............................       3.00%            4.50%           4.50%            4.50%         4.50%
                                                        ========         ========        ========       ==========      ========
    Maximum offering price per share
      (100%/(100% - maximum sales charge) of net
      asset value adjusted to the nearest cent) .....   $  10.38         $  11.32        $  13.34       $    10.29      $  10.13
                                                        ========         ========        ========       ==========      ========
  Class B -- Offering price per share (a) ...........   $  10.14         $  10.84        $  12.72       $     9.79      $   9.75
                                                        ========         ========        ========       ==========      ========
  Class C -- Offering price per share (a) ...........                                                   $     9.79
                                                                                                        ==========

------------

(a) Redemption price per Class B and Class C share varies based on length of time shares are held.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2001
(Amounts in thousands, except per share amounts)

                                                        KENTUCKY       LOUISIANA      MICHIGAN         OHIO         WEST VIRGINIA
                                                        MUNICIPAL      MUNICIPAL      MUNICIPAL      MUNICIPAL        MUNICIPAL
                                                        BOND FUND      BOND FUND      BOND FUND      BOND FUND        BOND FUND
                                                        ---------      ---------      ---------      ---------      -------------
ASSETS:
Investments, at cost .................................  $141,940       $136,548       $278,760       $205,198          $92,810
Unrealized appreciation (depreciation) from
  investments ........................................     6,544          6,111         13,878          9,224            5,549
                                                        --------       --------       --------       --------          -------
Investments, at value ................................   148,484        142,659        292,638        214,422           98,359
Interest and dividends receivable ....................     2,202          2,191          3,115          2,167            1,182
Receivable for capital shares issued .................        51             15            140            231               96
Prepaid expenses .....................................         1              1              2              1                1
                                                        --------       --------       --------       --------          -------
Total Assets .........................................   150,738        144,866        295,895        216,821           99,638
                                                        --------       --------       --------       --------          -------
LIABILITIES:
Dividends payable ....................................       577            547          1,113            872              388
Payable to brokers for investments purchased .........        --          1,157             --          1,064               --
Payable for capital shares redeemed ..................        --             --             --            102               --
Accrued expenses and other payables:
  Investment advisory fees ...........................        49             47             97             69               33
  Administration fees ................................        20             19             39             28               13
  Distribution fees ..................................        12             20             25             41                6
  Other ..............................................        59             72             76             71               56
                                                        --------       --------       --------       --------          -------
Total Liabilities ....................................       717          1,862          1,350          2,247              496
                                                        --------       --------       --------       --------          -------
NET ASSETS:
Capital ..............................................   146,327        138,931        291,952        213,705           95,202
Undistributed (distributions in excess of) net
  investment income ..................................        29             31             73             30               28
Accumulated undistributed net realized gains (losses)
  from investment transactions .......................    (2,879)        (2,069)       (11,358)        (8,385)          (1,637)
Net unrealized appreciation (depreciation) from
  investments ........................................     6,544          6,111         13,878          9,224            5,549
                                                        --------       --------       --------       --------          -------
Net Assets ...........................................  $150,021       $143,004       $294,545       $214,574          $99,142
                                                        ========       ========       ========       ========          =======
NET ASSETS:
  Class I ............................................  $127,557       $ 72,627       $218,856       $134,934          $86,428
  Class A ............................................     8,906         59,662         57,728         32,308            5,639
  Class B ............................................    13,558         10,715         17,961         47,332            7,075
                                                        --------       --------       --------       --------          -------
Total ................................................  $150,021       $143,004       $294,545       $214,574          $99,142
                                                        ========       ========       ========       ========          =======
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I ............................................    12,517          7,208         20,554         12,508            8,590
  Class A ............................................       873          5,921          5,418          2,985              556
  Class B ............................................     1,337          1,063          1,745          4,344              698
                                                        --------       --------       --------       --------          -------
Total ................................................    14,727         14,192         27,717         19,837            9,844
                                                        ========       ========       ========       ========          =======
Net Asset Value
  Class I -- Offering and redemption price per
    share ............................................  $  10.19       $  10.08       $  10.65       $  10.79          $ 10.06
                                                        ========       ========       ========       ========          =======
  Class A -- Redemption price per share ..............  $  10.20       $  10.08       $  10.65       $  10.82          $ 10.14
                                                        ========       ========       ========       ========          =======
    Maximum sales charge .............................      4.50%          4.50%          4.50%          4.50%            4.50%
                                                        ========       ========       ========       ========          =======
    Maximum offering price per share
      (100%/(100% - maximum sales charge) of net asset
      value adjusted to the nearest cent) ............  $  10.68       $  10.55       $  11.15       $  11.33          $ 10.62
                                                        ========       ========       ========       ========          =======
  Class B -- Offering price per share (a) ............  $  10.14       $  10.08       $  10.29       $  10.90          $ 10.13
                                                        ========       ========       ========       ========          =======

------------

(a) Redemption price per Class B share varies based on length of time shares are held.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2001
(Amounts in thousands)

                                                 SHORT-TERM    INTERMEDIATE               MUNICIPAL     ARIZONA
                                                 MUNICIPAL       TAX-FREE     TAX-FREE     INCOME      MUNICIPAL
                                                 BOND FUND      BOND FUND     BOND FUND     FUND       BOND FUND
                                                 ----------    ------------   ---------   ---------    ---------
INVESTMENT INCOME:
Interest income ...............................    $6,245        $38,723       $34,675     $64,734      $10,052
Dividend income ...............................        31            404           352         571           44
                                                   ------        -------       -------     -------      -------
Total Income ..................................     6,276         39,127        35,027      65,305       10,096
                                                   ------        -------       -------     -------      -------
EXPENSES:
Investment advisory fees ......................       756          4,463         2,898       5,280          858
Administration fees ...........................       203          1,200         1,039       1,892          307
Distribution fees (Class A) ...................        16            124           144         537            9
Distribution fees (Class B) ...................        11             77            51         934            8
Distribution fees (Class C) ...................        --             --            --         174           --
Custodian fees ................................         5             31            16          37            7
Interest expense ..............................        --              9            --           8           --
Legal and audit fees ..........................         5              9             8          11            6
Trustees' fees and expenses ...................         3             11             9          14            4
Transfer agent fees ...........................         2             15            14          62            2
Registration and filing fees ..................        27             37            34          50           10
Printing and mailing costs ....................         4             27            22          37            7
Organization costs ............................         8             --            --          --           --
Other .........................................        13             49            32          63           19
                                                   ------        -------       -------     -------      -------
Total expenses before waivers .................     1,053          6,052         4,267       9,099        1,237
Less waivers (a) ..............................      (340)        (1,497)         (375)       (961)         (99)
                                                   ------        -------       -------     -------      -------
Net Expenses ..................................       713          4,555         3,892       8,138        1,138
                                                   ------        -------       -------     -------      -------
Net Investment Income .........................     5,563         34,572        31,135      57,167        8,958
                                                   ------        -------       -------     -------      -------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains (losses) from investment
  transactions ................................       928          5,600         7,877       4,784        1,781
Net change in unrealized appreciation
  (depreciation) from investments .............     1,470         23,212        21,778      35,415        4,151
                                                   ------        -------       -------     -------      -------
Net realized/unrealized gains (losses) from
  investments .................................     2,398         28,812        29,655      40,199        5,932
                                                   ------        -------       -------     -------      -------
Change in net assets resulting from
  operations ..................................    $7,961        $63,384       $60,790     $97,366      $14,890
                                                   ======        =======       =======     =======      =======

------------
(a) Waivers include voluntary and contractual fee reductions.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2001
(Amounts in thousands)

                                                 KENTUCKY    LOUISIANA   MICHIGAN      OHIO      WEST VIRGINIA
                                                 MUNICIPAL   MUNICIPAL   MUNICIPAL   MUNICIPAL     MUNICIPAL
                                                 BOND FUND   BOND FUND   BOND FUND   BOND FUND     BOND FUND
                                                 ---------   ---------   ---------   ---------   -------------
INVESTMENT INCOME:
Interest income ...............................   $ 8,156     $ 7,569     $15,205     $11,379       $5,410
Dividend income ...............................        34          27         127          92           33
                                                  -------     -------     -------     -------       ------
Total Income ..................................     8,190       7,596      15,332      11,471        5,443
                                                  -------     -------     -------     -------       ------
EXPENSES:
Investment advisory fees ......................       670         842       1,283       1,232          447
Administration fees ...........................       240         226         460         331          160
Distribution fees (Class A) ...................        31         195         154         117           17
Distribution fees (Class B) ...................       131         100         127         429           68
Custodian fees ................................         6           6           7           8            5
Legal and audit fees ..........................         6           5           6           7            5
Trustees' fees and expenses ...................         4           3           4           4            3
Transfer agent fees ...........................        11          24          13          32            5
Registration and filing fees ..................        12          12          27          21           11
Printing and mailing costs ....................         6           5           9           8            3
Other .........................................        27          19          19          25           17
                                                  -------     -------     -------     -------       ------
Total expenses before waivers .................     1,144       1,437       2,109       2,214          741
Less waivers (a) ..............................       (96)       (352)       (207)       (513)         (62)
                                                  -------     -------     -------     -------       ------
Net Expenses ..................................     1,048       1,085       1,902       1,701          679
                                                  -------     -------     -------     -------       ------
Net Investment Income .........................     7,142       6,511      13,430       9,770        4,764
                                                  -------     -------     -------     -------       ------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains (losses) from investment
  transactions ................................       409         240         239         (51)        (133)
Net change in unrealized appreciation
  (depreciation) from investments .............     3,861       4,444      11,274       6,693        3,405
                                                  -------     -------     -------     -------       ------
Net realized/unrealized gains (losses) from
  investments .................................     4,270       4,684      11,513       6,642        3,272
                                                  -------     -------     -------     -------       ------
Change in net assets resulting from
  operations ..................................   $11,412     $11,195     $24,943     $16,412       $8,036
                                                  =======     =======     =======     =======       ======

------------
(a) Waivers include voluntary and contractual fee reductions.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                                            SHORT-TERM MUNICIPAL     INTERMEDIATE TAX-FREE         TAX-FREE
                                                                  BOND FUND                BOND FUND              BOND FUND
                                                           -----------------------   ---------------------   --------------------
                                                                 YEAR ENDED               YEAR ENDED              YEAR ENDED
                                                                  JUNE 30,                 JUNE 30,                JUNE 30,
                                                           -----------------------   ---------------------   --------------------
                                                              2001         2000        2001        2000        2001       2000
                                                           ----------   ----------   --------   ----------   --------   ---------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income ...............................   $  5,563     $  5,222    $ 34,572   $   43,160   $ 31,135   $  36,337
    Net realized gains (losses) from investment
      transactions ......................................        928       (1,371)      5,600      (18,424)     7,877     (11,540)
    Net change in unrealized appreciation (depreciation)
      from investments ..................................      1,470         (382)     23,212       (7,712)    21,778      (8,737)
                                                            --------     --------    --------   ----------   --------   ---------
Change in net assets resulting from operations ..........      7,961        3,469      63,384       17,024     60,790      16,060
                                                            --------     --------    --------   ----------   --------   ---------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income ..........................     (5,332)      (5,094)    (32,864)     (41,325)   (28,877)    (34,532)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income ..........................       (198)        (109)     (1,588)      (1,521)    (1,900)     (1,685)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income ..........................        (42)         (19)       (293)        (314)      (205)       (120)
                                                            --------     --------    --------   ----------   --------   ---------
Change in net assets from shareholder distributions .....     (5,572)      (5,222)    (34,745)     (43,160)   (30,982)    (36,337)
                                                            --------     --------    --------   ----------   --------   ---------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions ..........     23,054      (12,713)    (94,307)    (254,441)   (48,147)   (169,506)
                                                            --------     --------    --------   ----------   --------   ---------
Change in net assets ....................................     25,443      (14,466)    (65,668)    (280,577)   (18,339)   (189,783)
NET ASSETS:
    Beginning of period .................................    120,505      134,971     777,074    1,057,651    646,752     836,535
                                                            --------     --------    --------   ----------   --------   ---------
    End of period .......................................   $145,948     $120,505    $711,406   $  777,074   $628,413   $ 646,752
                                                            ========     ========    ========   ==========   ========   =========

                                                                  MUNICIPAL            ARIZONA MUNICIPAL      KENTUCKY MUNICIPAL
                                                                 INCOME FUND               BOND FUND              BOND FUND
                                                           -----------------------   ---------------------   --------------------
                                                                 YEAR ENDED               YEAR ENDED              YEAR ENDED
                                                                  JUNE 30,                 JUNE 30,                JUNE 30,
                                                           -----------------------   ---------------------   --------------------
                                                              2001         2000        2001        2000        2001       2000
                                                           ----------   ----------   --------   ----------   --------   ---------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income ...............................  $   57,167   $   53,646   $  8,958    $ 10,556    $  7,142   $  7,028
    Net realized gains (losses) from investment
      transactions ......................................       4,784      (37,766)     1,781      (4,433)        409     (1,556)
    Net change in unrealized appreciation (depreciation)
      from investments ..................................      35,415      (13,470)     4,151      (1,189)      3,861     (1,652)
                                                           ----------   ----------   --------    --------    --------   --------
Change in net assets resulting from operations ..........      97,366        2,410     14,890       4,934      11,412      3,820
                                                           ----------   ----------   --------    --------    --------   --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income ..........................     (45,316)     (40,733)    (8,781)    (10,441)     (6,183)    (6,052)
    From net realized gains from investment
      transactions ......................................          --           --         --      (1,563)         --         --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income ..........................      (7,212)      (8,268)      (117)        (89)       (410)      (402)
    From net realized gains from investment
      transactions ......................................          --           --         --         (13)         --         --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income ..........................      (3,820)      (3,976)       (29)        (26)       (520)      (574)
    From net realized gains from investment
      transactions ......................................          --           --         --          (5)         --         --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income ..........................        (713)        (669)        --          --          --         --
                                                           ----------   ----------   --------    --------    --------   --------
Change in net assets from shareholder distributions .....     (57,061)     (53,646)    (8,927)    (12,137)     (7,113)    (7,028)
                                                           ----------   ----------   --------    --------    --------   --------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions ..........      69,264      115,677    (25,207)    (29,739)       (536)     1,339
                                                           ----------   ----------   --------    --------    --------   --------
Change in net assets ....................................     109,569       64,441    (19,244)    (36,942)      3,763     (1,869)
NET ASSETS:
    Beginning of period .................................   1,108,867    1,044,426    198,857     235,799     146,258    148,127
                                                           ----------   ----------   --------    --------    --------   --------
    End of period .......................................  $1,218,436   $1,108,867   $179,613    $198,857    $150,021   $146,258
                                                           ==========   ==========   ========    ========    ========   ========

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                                              LOUISIANA MUNICIPAL   MICHIGAN MUNICIPAL      OHIO MUNICIPAL
                                                                   BOND FUND             BOND FUND             BOND FUND
                                                              -------------------   -------------------   -------------------
                                                                  YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                                   JUNE 30,              JUNE 30,              JUNE 30,
                                                              -------------------   -------------------   -------------------
                                                                2001       2000       2001       2000       2001       2000
                                                              --------   --------   --------   --------   --------   --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income ..................................  $  6,511   $  8,175   $ 13,430   $ 14,567   $  9,770   $ 10,577
    Net realized gains (losses) from investment
      transactions .........................................       240     (2,311)       239    (11,596)       (51)    (3,956)
    Net change in unrealized appreciation (depreciation)
      from investments .....................................     4,444     (2,021)    11,274       (758)     6,693     (2,964)
                                                              --------   --------   --------   --------   --------   --------
Change in net assets resulting from operations .............    11,195      3,843     24,943      2,213     16,412      3,657
                                                              --------   --------   --------   --------   --------   --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income .............................    (3,554)    (4,648)   (10,861)   (12,818)    (6,445)    (7,280)
    From net realized gains from investment transactions ...        --        (76)        --       (423)        --         --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income .............................    (2,534)    (3,118)    (1,982)    (1,374)    (1,556)    (1,398)
    From net realized gains from investment transactions ...        --        (53)        --        (42)        --         --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income .............................      (392)      (409)      (523)      (375)    (1,744)    (1,899)
    From net realized gains from investment transactions ...        --         (8)        --        (16)        --         --
                                                              --------   --------   --------   --------   --------   --------
Change in net assets from shareholder distributions ........    (6,480)    (8,312)   (13,366)   (15,048)    (9,745)   (10,577)
                                                              --------   --------   --------   --------   --------   --------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions .............    (9,984)   (40,376)     8,323    (50,953)     8,633    (30,878)
                                                              --------   --------   --------   --------   --------   --------
Change in net assets .......................................    (5,269)   (44,845)    19,900    (63,788)    15,300    (37,798)
NET ASSETS:
    Beginning of period ....................................   148,273    193,118    274,645    338,433    199,274    237,072
                                                              --------   --------   --------   --------   --------   --------
    End of period ..........................................  $143,004   $148,273   $294,545   $274,645   $214,574   $199,274
                                                              ========   ========   ========   ========   ========   ========

                                                                 WEST VIRGINIA
                                                                   MUNICIPAL
                                                                   BOND FUND
                                                              -------------------
                                                                  YEAR ENDED
                                                                   JUNE 30,
                                                              -------------------
                                                                2001       2000
                                                              --------   --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income ..................................  $  4,764   $  5,151
    Net realized gains (losses) from investment
      transactions .........................................      (133)    (1,504)
    Net change in unrealized appreciation (depreciation)
      from investments .....................................     3,405       (925)
                                                              --------   --------
Change in net assets resulting from operations .............     8,036      2,722
                                                              --------   --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income .............................    (4,248)    (4,696)
    From net realized gains from investment transactions ...        --        (34)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income .............................      (223)      (166)
    From net realized gains from investment transactions ...        --         (1)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income .............................      (265)      (289)
    From net realized gains from investment transactions ...        --         (3)
                                                              --------   --------
Change in net assets from shareholder distributions ........    (4,736)    (5,189)
                                                              --------   --------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions .............    (6,582)    (4,575)
                                                              --------   --------
Change in net assets .......................................    (3,282)    (7,042)
NET ASSETS:
    Beginning of period ....................................   102,424    109,466
                                                              --------   --------
    End of period ..........................................  $ 99,142   $102,424
                                                              ========   ========

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in thousands)

                                                      SHORT-TERM MUNICIPAL     INTERMEDIATE TAX-FREE            TAX-FREE
                                                           BOND FUND                 BOND FUND                 BOND FUND
                                                     ----------------------    ----------------------    ----------------------
                                                           YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                            JUNE 30,                  JUNE 30,                  JUNE 30,
                                                     ----------------------    ----------------------    ----------------------
                                                       2001         2000         2001         2000         2001         2000
                                                     ---------    ---------    ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued .....................  $ 53,886     $ 58,691     $  40,008    $  88,533    $  55,003    $  99,564
  Dividends reinvested ............................       866          153         1,014           30        1,177          248
  Cost of shares redeemed .........................   (37,779)     (73,498)     (140,072)    (340,121)    (119,264)    (266,714)
                                                     --------     --------     ---------    ---------    ---------    ---------
  Change in net assets from Class I capital
    transactions ..................................  $ 16,973     $(14,654)    $ (99,050)   $(251,558)   $ (63,084)   $(166,902)
                                                     ========     ========     =========    =========    =========    =========
CLASS A SHARES:
  Proceeds from shares issued .....................  $  6,992     $  5,247     $  13,285    $  15,099    $  48,916    $  12,643
  Dividends reinvested ............................       158           73           886          886        1,128        1,150
  Cost of shares redeemed .........................    (1,852)      (4,082)       (9,395)     (17,597)     (38,729)     (17,472)
                                                     --------     --------     ---------    ---------    ---------    ---------
  Change in net assets from Class A capital
    transactions ..................................  $  5,298     $  1,238     $   4,776    $  (1,612)   $  11,315    $  (3,679)
                                                     ========     ========     =========    =========    =========    =========
CLASS B SHARES:
  Proceeds from shares issued .....................  $    779     $    850     $     805    $   1,473    $   4,124    $   2,032
  Dividends reinvested ............................        35           15           190          233          136           77
  Cost of shares redeemed .........................       (31)        (162)       (1,028)      (2,977)        (638)      (1,034)
                                                     --------     --------     ---------    ---------    ---------    ---------
  Change in net assets from Class B capital
    transactions ..................................  $    783     $    703     $     (33)   $  (1,271)   $   3,622    $   1,075
                                                     ========     ========     =========    =========    =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued ..........................................     5,368        5,916         3,730        8,436        4,393        8,261
  Reinvested ......................................        87           15            95            3           94           20
  Redeemed ........................................    (3,777)      (7,413)      (13,110)     (32,612)      (9,516)     (22,109)
                                                     --------     --------     ---------    ---------    ---------    ---------
  Change in Class I Shares ........................     1,678       (1,482)       (9,285)     (24,173)      (5,029)     (13,828)
                                                     ========     ========     =========    =========    =========    =========
CLASS A SHARES:
  Issued ..........................................       696          533         1,244        1,442        3,906        1,043
  Reinvested ......................................        16            7            83           85           90           95
  Redeemed ........................................      (185)        (415)         (878)      (1,688)      (3,084)      (1,447)
                                                     --------     --------     ---------    ---------    ---------    ---------
  Change in Class A Shares ........................       527          125           449         (161)         912         (309)
                                                     ========     ========     =========    =========    =========    =========
CLASS B SHARES:
  Issued ..........................................        78           84            75          141          326          168
  Reinvested ......................................         3            2            18           22           11            6
  Redeemed ........................................        (3)         (16)          (96)        (285)         (51)         (86)
                                                     --------     --------     ---------    ---------    ---------    ---------
  Change in Class B Shares ........................        78           70            (3)        (122)         286           88
                                                     ========     ========     =========    =========    =========    =========

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in thousands)

                                                            MUNICIPAL             ARIZONA MUNICIPAL         KENTUCKY MUNICIPAL
                                                           INCOME FUND                BOND FUND                 BOND FUND
                                                      ----------------------    ----------------------    ----------------------
                                                            YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                             JUNE 30,                  JUNE 30,                  JUNE 30,
                                                      ----------------------    ----------------------    ----------------------
                                                        2001         2000         2001         2000         2001         2000
                                                      ---------    ---------    ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued ......................  $ 179,362    $ 372,775    $ 11,465     $ 28,522     $ 21,755     $ 38,594
  Dividends reinvested .............................      1,961          116          10          611           98           51
  Cost of shares redeemed ..........................   (137,934)    (223,714)    (37,090)     (59,601)     (22,745)     (34,127)
                                                      ---------    ---------    --------     --------     --------     --------
  Change in net assets from Class I capital
    transactions ...................................  $  43,389    $ 149,177    $(25,615)    $(30,468)    $   (892)    $  4,518
                                                      =========    =========    ========     ========     ========     ========
CLASS A SHARES:
  Proceeds from shares issued ......................  $  58,778    $  75,901    $  1,341     $  2,130     $  2,170     $  1,796
  Dividends reinvested .............................      5,819        6,962          28           36          311          283
  Cost of shares redeemed ..........................    (48,019)    (117,633)     (1,090)      (1,529)      (2,057)      (3,715)
                                                      ---------    ---------    --------     --------     --------     --------
  Change in net assets from Class A capital
    transactions ...................................  $  16,578    $ (34,770)   $    279     $    637     $    424     $ (1,636)
                                                      =========    =========    ========     ========     ========     ========
CLASS B SHARES:
  Proceeds from shares issued ......................  $  16,625    $  20,683    $    165     $    306     $  1,509     $  2,194
  Dividends reinvested .............................      2,701        2,885          19           18          352          403
  Cost of shares redeemed ..........................    (12,177)     (26,595)        (55)        (232)      (1,929)      (4,140)
                                                      ---------    ---------    --------     --------     --------     --------
  Change in net assets from Class B capital
    transactions ...................................  $   7,149    $  (3,027)   $    129     $     92     $    (68)    $ (1,543)
                                                      =========    =========    ========     ========     ========     ========
CLASS C SHARES:
  Proceeds from shares issued ......................  $   7,577    $  12,112
  Dividends reinvested .............................        617          584
  Cost of shares redeemed ..........................     (6,046)      (8,399)
                                                      ---------    ---------
  Change in net assets from Class C capital
    transactions ...................................  $   2,148    $   4,297
                                                      =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued ...........................................     18,516       39,008       1,186        3,000        2,156        3,915
  Reinvested .......................................        202           12           1           65           10            5
  Redeemed .........................................    (14,221)     (23,482)     (3,831)      (6,312)      (2,259)      (3,453)
                                                      ---------    ---------    --------     --------     --------     --------
  Change in Class I Shares .........................      4,497       15,538      (2,644)      (3,247)         (93)         467
                                                      =========    =========    ========     ========     ========     ========
CLASS A SHARES:
  Issued ...........................................      6,018        7,878         140          227          214          181
  Reinvested .......................................        600          726           3            4           31           29
  Redeemed .........................................     (4,933)     (12,308)       (114)        (162)        (203)        (374)
                                                      ---------    ---------    --------     --------     --------     --------
  Change in Class A Shares .........................      1,685       (3,704)         29           69           42         (164)
                                                      =========    =========    ========     ========     ========     ========
CLASS B SHARES:
  Issued ...........................................      1,707        2,152          18           32          149          222
  Reinvested .......................................        279          302           2            2           35           41
  Redeemed .........................................     (1,260)      (2,799)         (6)         (25)        (193)        (421)
                                                      ---------    ---------    --------     --------     --------     --------
  Change in Class B Shares .........................        726         (345)         14            9           (9)        (158)
                                                      =========    =========    ========     ========     ========     ========
CLASS C SHARES:
  Issued ...........................................        779        1,264
  Reinvested .......................................         64           61
  Redeemed .........................................       (627)        (881)
                                                      ---------    ---------
  Change in Class C Shares .........................        216          444
                                                      =========    =========

See notes to financial statements.

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One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in thousands)

                                                       LOUISIANA MUNICIPAL        MICHIGAN MUNICIPAL          OHIO MUNICIPAL
                                                            BOND FUND                 BOND FUND                 BOND FUND
                                                      ----------------------    ----------------------    ----------------------
                                                            YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                             JUNE 30,                  JUNE 30,                  JUNE 30,
                                                      ----------------------    ----------------------    ----------------------
                                                        2001         2000         2001         2000         2001         2000
                                                      ---------    ---------    ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued ......................  $ 10,834     $ 10,088     $ 28,207     $  46,616    $ 24,089     $ 21,850
  Dividends reinvested .............................        57            9          714           453         153           38
  Cost of shares redeemed ..........................   (20,989)     (33,760)     (53,528)     (111,122)    (19,790)     (51,336)
                                                      --------     --------     --------     ---------    --------     --------
  Change in net assets from Class I capital
    transactions ...................................  $(10,098)    $(23,663)    $(24,607)    $ (64,053)   $  4,452     $(29,448)
                                                      ========     ========     ========     =========    ========     ========
CLASS A SHARES:
  Proceeds from shares issued ......................  $ 11,035     $  5,895     $ 43,322     $  21,485    $ 11,078     $ 13,675
  Dividends reinvested .............................     1,562        1,951        1,208         1,073       1,332        1,143
  Cost of shares redeemed ..........................   (12,993)     (23,817)     (19,007)      (13,099)    (13,611)      (8,630)
                                                      --------     --------     --------     ---------    --------     --------
  Change in net assets from Class A capital
    transactions ...................................  $   (396)    $(15,971)    $ 25,523     $   9,459    $ (1,201)    $  6,188
                                                      ========     ========     ========     =========    ========     ========
CLASS B SHARES:
  Proceeds from shares issued ......................  $  2,001     $  1,584     $  8,335     $   5,623    $  9,334     $  5,768
  Dividends reinvested .............................       284          298          377           284       1,360        1,567
  Cost of shares redeemed ..........................    (1,775)      (2,624)      (1,305)       (2,266)     (5,312)     (14,953)
                                                      --------     --------     --------     ---------    --------     --------
  Change in net assets from Class B capital
    transactions ...................................  $    510     $   (742)    $  7,407     $   3,641    $  5,382     $ (7,618)
                                                      ========     ========     ========     =========    ========     ========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued ...........................................     1,087        1,028        2,677         4,592       2,242        2,090
  Reinvested .......................................         6            1           68            44          14            4
  Redeemed .........................................    (2,113)      (3,470)      (5,082)      (10,882)     (1,852)      (4,914)
                                                      --------     --------     --------     ---------    --------     --------
  Change in Class I Shares .........................    (1,020)      (2,441)      (2,337)       (6,246)        404       (2,820)
                                                      ========     ========     ========     =========    ========     ========
CLASS A SHARES:
  Issued ...........................................     1,098          599        4,095         2,085       1,030        1,308
  Reinvested .......................................       157          200          115           105         125          109
  Redeemed .........................................    (1,310)      (2,447)      (1,787)       (1,285)     (1,255)        (824)
                                                      --------     --------     --------     ---------    --------     --------
  Change in Class A Shares .........................       (55)      (1,648)       2,423           905        (100)         593
                                                      ========     ========     ========     =========    ========     ========
CLASS B SHARES:
  Issued ...........................................       200          163          814           567         858          544
  Reinvested .......................................        28           31           37            29         126          148
  Redeemed .........................................      (179)        (270)        (128)         (233)       (492)      (1,417)
                                                      --------     --------     --------     ---------    --------     --------
  Change in Class B Shares .........................        49          (76)         723           363         492         (725)
                                                      ========     ========     ========     =========    ========     ========

See notes to financial statements.

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--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in thousands)

                                                                   WEST VIRGINIA
                                                                     MUNICIPAL
                                                                     BOND FUND
                                                                --------------------
                                                                     YEAR ENDED
                                                                      JUNE 30,
                                                                --------------------
                                                                  2001        2000
                                                                --------    --------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued ..............................    $  9,887    $ 10,656
  Dividends reinvested .....................................          15          19
  Cost of shares redeemed ..................................     (18,383)    (14,878)
                                                                --------    --------
  Change in net assets from Class I capital transactions ...    $ (8,481)   $ (4,203)
                                                                ========    ========
CLASS A SHARES:
  Proceeds from shares issued ..............................    $  2,297    $  1,183
  Dividends reinvested .....................................          79          94
  Cost of shares redeemed ..................................        (559)     (1,089)
                                                                --------    --------
  Change in net assets from Class A capital transactions ...    $  1,817    $    188
                                                                ========    ========
CLASS B SHARES:
  Proceeds from shares issued ..............................    $    842    $  1,306
  Dividends reinvested .....................................         199         219
  Cost of shares redeemed ..................................        (959)     (2,085)
                                                                --------    --------
  Change in net assets from Class B capital transactions ...    $     82    $   (560)
                                                                ========    ========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued ...................................................         986       1,097
  Reinvested ...............................................           2           2
  Redeemed .................................................      (1,847)     (1,527)
                                                                --------    --------
  Change in Class I Shares .................................        (859)       (428)
                                                                ========    ========
CLASS A SHARES:
  Issued ...................................................         229         121
  Reinvested ...............................................           8           9
  Redeemed .................................................         (56)       (111)
                                                                --------    --------
  Change in Class A Shares .................................         181          19
                                                                ========    ========
CLASS B SHARES:
  Issued ...................................................          83         133
  Reinvested ...............................................          20          23
  Redeemed .................................................         (96)       (213)
                                                                --------    --------
  Change in Class B Shares .................................           7         (57)
                                                                ========    ========

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            SHORT-TERM MUNICIPAL BOND FUND
                                                               --------------------------------------------------------
                                                                                    CLASS I SHARES
                                                               --------------------------------------------------------
                                                                     YEAR ENDED            SIX MONTHS         MAY 4,
                                                                      JUNE 30,               ENDED           1998 TO
                                                               ----------------------       JUNE 30,       DECEMBER 31,
                                                                 2001          2000         1999 (a)         1998 (b)
                                                               --------      --------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $   9.90      $  10.02       $  10.16         $  10.00
                                                               --------      --------       --------         --------
Investment Activities:
  Net investment income ....................................       0.44          0.41           0.19             0.25
  Net realized and unrealized gains (losses) from
    investments ............................................       0.19         (0.12)         (0.14)            0.16
                                                               --------      --------       --------         --------
    Total from Investment Activities .......................       0.63          0.29           0.05             0.41
                                                               --------      --------       --------         --------
Distributions:
  Net investment income ....................................      (0.44)        (0.41)         (0.19)           (0.25)
                                                               --------      --------       --------         --------
NET ASSET VALUE, END OF PERIOD .............................   $  10.09      $   9.90       $  10.02         $  10.16
                                                               ========      ========       ========         ========
Total Return ...............................................       6.52%         2.93%          0.50%(c)         4.15%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................   $135,796      $116,527       $132,902         $118,296
  Ratio of expenses to average net assets ..................       0.55%         0.57%          0.62%(d)         0.61%(d)
  Ratio of net investment income to average net assets .....       4.43%         4.09%          3.79%(d)         3.75%(d)
  Ratio of expenses to average net assets* .................       0.55%         0.67%          0.80%(d)         0.70%(d)
  Portfolio turnover (e) ...................................      89.29%       113.70%         74.84%           32.23%

                                                                            SHORT-TERM MUNICIPAL BOND FUND
                                                               --------------------------------------------------------
                                                                                    CLASS A SHARES
                                                               --------------------------------------------------------
                                                                     YEAR ENDED            SIX MONTHS         MAY 4,
                                                                      JUNE 30,               ENDED           1998 TO
                                                               ----------------------       JUNE 30,       DECEMBER 31,
                                                                 2001          2000         1999 (a)         1998 (b)
                                                               --------      --------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................    $ 9.87        $10.01         $10.15           $10.00
                                                                ------        ------         ------           ------
Investment Activities:
  Net investment income ....................................      0.42          0.38           0.19             0.22
  Net realized and unrealized gains (losses) from
    investments ............................................      0.20         (0.14)         (0.15)            0.16
                                                                ------        ------         ------           ------
    Total from Investment Activities .......................      0.62          0.24           0.04             0.38
                                                                ------        ------         ------           ------
Distributions:
  Net investment income ....................................     (0.42)        (0.38)         (0.18)           (0.23)
                                                                ------        ------         ------           ------
NET ASSET VALUE, END OF PERIOD .............................    $10.07        $ 9.87         $10.01           $10.15
                                                                ======        ======         ======           ======
Total Return (Excludes Sales Charge) .......................      6.38%         2.47%          0.37%(c)         3.89%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................    $8,423        $3,053         $1,843           $  559
  Ratio of expenses to average net assets ..................      0.80%         0.82%          0.86%(d)         0.86%(d)
  Ratio of net investment income to average net assets .....      4.13%         3.91%          3.48%(d)         3.53%(d)
  Ratio of expenses to average net assets* .................      0.80%         0.94%          1.16%(d)         0.99%(d)
  Portfolio turnover (e) ...................................     89.29%       113.70%         74.84%           32.23%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     SHORT-TERM MUNICIPAL BOND FUND
                                                          ----------------------------------------------------
                                                                             CLASS B SHARES
                                                          ----------------------------------------------------
                                                              YEAR ENDED          SIX MONTHS         MAY 4,
                                                               JUNE 30,             ENDED           1998 TO
                                                          ------------------       JUNE 30,       DECEMBER 31,
                                                           2001        2000        1999 (a)         1998 (b)
                                                          ------      ------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................   $ 9.94      $10.05        $10.19           $10.00
                                                          ------      ------        ------           ------
Investment Activities:
  Net investment income ...............................     0.36        0.31          0.15             0.13
  Net realized and unrealized gains (losses) from
     investments ......................................     0.20       (0.11)        (0.14)            0.21
                                                          ------      ------        ------           ------
     Total from Investment Activities .................     0.56        0.20          0.01             0.34
                                                          ------      ------        ------           ------
Distributions:
  Net investment income ...............................    (0.36)      (0.31)        (0.15)           (0.15)
                                                          ------      ------        ------           ------
NET ASSET VALUE, END OF PERIOD ........................   $10.14      $ 9.94        $10.05           $10.19
                                                          ======      ======        ======           ======
Total Return (Excludes Sales Charge) ..................     5.76%       2.08%         0.11%(c)         3.48%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ...................   $1,729      $  925        $  226           $  112
  Ratio of expenses to average net assets .............     1.34%       1.47%         1.55%(d)         1.61%(d)
  Ratio of net investment income to average net
     assets ...........................................     3.63%       3.24%         2.80%(d)         2.43%(d)
  Ratio of expenses to average net assets* ............     1.34%       1.59%         1.80%(d)         1.68%(d)
  Portfolio turnover (e) ..............................    89.29%     113.70%        74.84%           32.23%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         INTERMEDIATE TAX-FREE BOND FUND
                                                              ------------------------------------------------------
                                                                                  CLASS I SHARES
                                                              ------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                              ------------------------------------------------------
                                                                2001       2000        1999        1998       1997
                                                              --------   --------   ----------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $  10.41   $  10.68   $    11.15   $  10.92   $  10.67
                                                              --------   --------   ----------   --------   --------
Investment Activities:
  Net investment income ...................................       0.50       0.49         0.50       0.52       0.54
  Net realized and unrealized gains (losses) from
    investments ...........................................       0.41      (0.27)       (0.30)      0.31       0.27
                                                              --------   --------   ----------   --------   --------
    Total from Investment Activities ......................       0.91       0.22         0.20       0.83       0.81
                                                              --------   --------   ----------   --------   --------
Distributions:
  Net investment income ...................................      (0.50)     (0.49)       (0.50)     (0.52)     (0.54)
  Net realized gains ......................................         --         --        (0.17)     (0.08)     (0.02)
                                                              --------   --------   ----------   --------   --------
    Total Distributions ...................................      (0.50)     (0.49)       (0.67)     (0.60)     (0.56)
                                                              --------   --------   ----------   --------   --------
NET ASSET VALUE, END OF PERIOD ............................   $  10.82   $  10.41   $    10.68   $  11.15   $  10.92
                                                              ========   ========   ==========   ========   ========
Total Return ..............................................       8.85%      2.19%        1.71%      7.74%      7.76%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......................   $665,256   $737,277   $1,013,839   $493,686   $451,089
  Ratio of expenses to average net assets .................       0.59%      0.59%        0.59%      0.60%      0.58%
  Ratio of net investment income to average net assets ....       4.66%      4.72%        4.49%      4.70%      5.05%
  Ratio of expenses to average net assets* ................       0.60%      0.68%        0.81%      0.81%      0.81%
  Portfolio turnover (a) ..................................      96.03%     86.32%      108.41%    109.03%     86.89%

                                                                        INTERMEDIATE TAX-FREE BOND FUND
                                                              ----------------------------------------------------
                                                                                 CLASS A SHARES
                                                              ----------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                              ----------------------------------------------------
                                                                2001       2000       1999       1998       1997
                                                              --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $ 10.41    $ 10.67    $ 11.14    $ 10.91     $10.67
                                                              -------    -------    -------    -------     ------
Investment Activities:
  Net investment income ...................................      0.48       0.47       0.47       0.50       0.51
  Net realized and unrealized gains (losses) from
    investments ...........................................      0.40      (0.26)     (0.30)      0.31       0.26
                                                              -------    -------    -------    -------     ------
    Total from Investment Activities ......................      0.88       0.21       0.17       0.81       0.77
                                                              -------    -------    -------    -------     ------
Distributions:
  Net investment income ...................................     (0.48)     (0.47)     (0.47)     (0.50)     (0.51)
  Net realized gains ......................................        --         --      (0.17)     (0.08)     (0.02)
                                                              -------    -------    -------    -------     ------
    Total Distributions ...................................     (0.48)     (0.47)     (0.64)     (0.58)     (0.53)
                                                              -------    -------    -------    -------     ------
NET ASSET VALUE, END OF PERIOD ............................   $ 10.81    $ 10.41    $ 10.67    $ 11.14     $10.91
                                                              =======    =======    =======    =======     ======
Total Return (Excludes Sales Charge) ......................      8.56%      2.03%      1.45%      7.50%      7.39%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......................   $38,293    $32,200    $34,725    $14,515     $8,457
  Ratio of expenses to average net assets .................      0.84%      0.84%      0.84%      0.85%      0.83%
  Ratio of net investment income to average net assets ....      4.42%      4.48%      4.28%      4.45%      4.75%
  Ratio of expenses to average net assets* ................      0.85%      0.97%      1.16%      1.16%      1.15%
  Portfolio turnover (a) ..................................     96.03%     86.32%    108.41%    109.03%     86.89%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    INTERMEDIATE TAX-FREE BOND FUND
                                                      -----------------------------------------------------------
                                                                            CLASS B SHARES
                                                      -----------------------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                      -----------------------------------------------------------
                                                       2001         2000         1999         1998         1997
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ...............  $10.44       $10.69       $11.16       $10.93       $10.68
                                                      ------       ------       ------       ------       ------
Investment Activities:
  Net investment income ............................    0.41         0.40         0.40         0.43         0.45
  Net realized and unrealized gains (losses) from
     investments ...................................    0.40        (0.25)       (0.30)        0.31         0.27
                                                      ------       ------       ------       ------       ------
     Total from Investment Activities ..............    0.81         0.15         0.10         0.74         0.72
                                                      ------       ------       ------       ------       ------
Distributions:
  Net investment income ............................   (0.41)       (0.40)       (0.40)       (0.43)       (0.45)
  Net realized gains ...............................      --           --        (0.17)       (0.08)       (0.02)
                                                      ------       ------       ------       ------       ------
     Total Distributions ...........................   (0.41)       (0.40)       (0.57)       (0.51)       (0.47)
                                                      ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD .....................  $10.84       $10.44       $10.69       $11.16       $10.93
                                                      ======       ======       ======       ======       ======
Total Return (Excludes Sales Charge) ...............    7.85%        1.46%        0.80%        6.81%        6.82%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................  $7,857       $7,597       $9,087       $5,659       $3,307
  Ratio of expenses to average net assets ..........    1.49%        1.48%        1.49%        1.50%        1.47%
  Ratio of net investment income to average net
     assets ........................................    3.77%        3.81%        3.58%        3.80%        4.09%
  Ratio of expenses to average net assets* .........    1.50%        1.61%        1.81%        1.81%        1.78%
  Portfolio turnover (a) ...........................   96.03%       86.32%      108.41%      109.03%       86.89%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                TAX-FREE BOND FUND
                                                 --------------------------------------------------------------------------------
                                                                                  CLASS I SHARES
                                                 --------------------------------------------------------------------------------
                                                       YEAR ENDED            SIX MONTHS
                                                        JUNE 30,               ENDED               YEAR ENDED DECEMBER 31,
                                                 ----------------------       JUNE 30,       ------------------------------------
                                                   2001          2000         1999 (a)         1998          1997          1996
                                                 --------      --------      ----------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $  12.15      $  12.44       $  12.98       $  12.86      $  12.36      $  12.63
                                                 --------      --------       --------       --------      --------      --------
Investment Activities:
  Net investment income.......................       0.61          0.60           0.29           0.60          0.61          0.65
  Net realized and unrealized gains (losses)
    from investments..........................       0.57         (0.29)         (0.52)          0.16          0.51         (0.20)
                                                 --------      --------       --------       --------      --------      --------
    Total from Investment Activities..........       1.18          0.31          (0.23)          0.76          1.12          0.45
                                                 --------      --------       --------       --------      --------      --------
Distributions:
  Net investment income.......................      (0.61)        (0.60)         (0.30)         (0.61)        (0.62)        (0.61)
  Net realized gains..........................         --            --          (0.01)         (0.03)           --         (0.01)
  In excess of net realized gains.............         --            --             --             --            --         (0.10)
                                                 --------      --------       --------       --------      --------      --------
    Total Distributions.......................      (0.61)        (0.60)         (0.31)         (0.64)        (0.62)        (0.72)
                                                 --------      --------       --------       --------      --------      --------
NET ASSET VALUE, END OF PERIOD................   $  12.72      $  12.15       $  12.44       $  12.98      $  12.86      $  12.36
                                                 ========      ========       ========       ========      ========      ========
Total Return..................................       9.88%         2.64%         (1.78)%(b)      6.01%         9.32%         3.76%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...........   $574,311      $609,667       $795,839       $841,715      $355,814      $338,104
  Ratio of expenses to average net assets.....       0.58%         0.60%          0.63%(c)       0.63%         0.60%         0.58%
  Ratio of net investment income to average
    net assets................................       4.86%         4.96%          4.60%(c)       4.61%         4.90%         4.79%
  Ratio of expenses to average net assets*....       0.58%         0.62%          0.66%(c)       0.63%         0.60%         0.68%
  Portfolio turnover (d)......................      33.81%        44.41%         37.90%         22.05%        32.08%        64.51%

                                                                                TAX-FREE BOND FUND
                                                 --------------------------------------------------------------------------------
                                                                                  CLASS A SHARES
                                                 --------------------------------------------------------------------------------
                                                       YEAR ENDED            SIX MONTHS
                                                        JUNE 30,               ENDED               YEAR ENDED DECEMBER 31,
                                                 ----------------------       JUNE 30,       ------------------------------------
                                                   2001          2000         1999 (a)         1998          1997          1996
                                                 --------      --------      ----------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $ 12.16       $ 12.44        $ 12.99        $ 12.87       $ 12.36       $ 12.64
                                                 -------       -------        -------        -------       -------       -------
Investment Activities:
  Net investment income.......................      0.58          0.57           0.28           0.55          0.56          0.59
  Net realized and unrealized gains (losses)
    from investments..........................      0.58         (0.28)         (0.53)          0.17          0.54         (0.18)
                                                 -------       -------        -------        -------       -------       -------
    Total from Investment Activities..........      1.16          0.29          (0.25)          0.72          1.10          0.41
                                                 -------       -------        -------        -------       -------       -------
Distributions:
  Net investment income.......................     (0.58)        (0.57)         (0.29)         (0.57)        (0.59)        (0.58)
  Net realized gains..........................        --            --          (0.01)         (0.03)           --         (0.01)
  In excess of net realized gains.............        --            --             --             --            --         (0.10)
                                                 -------       -------        -------        -------       -------       -------
    Total Distributions.......................     (0.58)        (0.57)         (0.30)         (0.60)        (0.59)        (0.69)
                                                 -------       -------        -------        -------       -------       -------
NET ASSET VALUE, END OF PERIOD................   $ 12.74       $ 12.16        $ 12.44        $ 12.99       $ 12.87       $ 12.36
                                                 =======       =======        =======        =======       =======       =======
Total Return (Excludes Sales Charge)..........      9.67%         2.47%         (1.97)%(b)      5.74%         9.13%         3.36%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...........   $46,849       $33,629        $38,253        $47,176       $34,729       $29,352
  Ratio of expenses to average net assets.....      0.83%         0.85%          0.87%(c)       0.88%         0.85%         0.83%
  Ratio of net investment income to average
    net assets................................      4.59%         4.72%          4.34%(c)       4.36%         4.65%         4.54%
  Ratio of expenses to average net assets*....      0.83%         0.91%          0.95%(c)       0.88%         0.85%         0.89%
  Portfolio turnover (d)......................     33.81%        44.41%         37.90%         22.05%        32.08%        64.51%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           TAX-FREE BOND FUND
                                               ---------------------------------------------------------------------------
                                                                             CLASS B SHARES
                                               ---------------------------------------------------------------------------
                                                    YEAR ENDED           SIX MONTHS
                                                     JUNE 30,              ENDED              YEAR ENDED DECEMBER 31,
                                               --------------------       JUNE 30,       ---------------------------------
                                                2001         2000         1999 (a)        1998         1997         1996
                                               -------      -------      ----------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD .......   $12.16       $12.44         $12.99        $12.86       $12.36       $12.65
                                               ------       ------         ------        ------       ------       ------
Investment Activities:
  Net investment income ....................     0.50         0.49           0.23          0.45         0.46         0.52
  Net realized and unrealized gains (losses)
    from investments .......................     0.56        (0.28)         (0.53)         0.18         0.54        (0.21)
                                               ------       ------         ------        ------       ------       ------
    Total from Investment Activities .......     1.06         0.21          (0.30)         0.63         1.00         0.31
                                               ------       ------         ------        ------       ------       ------
Distributions:
  Net investment income ....................    (0.50)       (0.49)         (0.24)        (0.47)       (0.50)       (0.49)
  Net realized gains .......................       --           --          (0.01)        (0.03)          --        (0.01)
  In excess of net realized gains ..........       --           --             --            --           --        (0.10)
                                               ------       ------         ------        ------       ------       ------
    Total Distributions ....................    (0.50)       (0.49)         (0.25)        (0.50)       (0.50)       (0.60)
                                               ------       ------         ------        ------       ------       ------
NET ASSET VALUE, END OF PERIOD .............   $12.72       $12.16         $12.44        $12.99       $12.86       $12.36
                                               ======       ======         ======        ======       ======       ======
Total Return (Excludes Sales Charge) .......     8.82%        1.80%         (2.31)%(b)     4.98%        8.26%        2.56%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........   $7,253       $3,456         $2,443        $2,142       $1,312       $  672
  Ratio of expenses to average net
    assets .................................     1.48%        1.50%          1.57%(c)      1.63%        1.60%        1.58%
  Ratio of net investment income to average
    net assets .............................     3.94%        4.04%          3.64%(c)      3.61%        3.90%        3.79%
  Ratio of expenses to average
    net assets* ............................     1.48%        1.56%          1.61%(c)      1.63%        1.60%        1.70%
  Portfolio turnover (d) ...................    33.81%       44.41%         37.90%        22.05%       32.08%       64.51%

------------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             MUNICIPAL INCOME FUND
                                                              ----------------------------------------------------
                                                                                 CLASS I SHARES
                                                              ----------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                              ----------------------------------------------------
                                                                2001       2000       1999       1998       1997
                                                              --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $   9.46   $   9.92   $  10.11   $   9.84   $   9.66
                                                              --------   --------   --------   --------   --------
Investment Activities:
  Net investment income ...................................       0.48       0.48       0.50       0.51       0.53
  Net realized and unrealized gains (losses) from
    investments ...........................................       0.34      (0.46)     (0.19)      0.27       0.18
                                                              --------   --------   --------   --------   --------
    Total from Investment Activities ......................       0.82       0.02       0.31       0.78       0.71
                                                              --------   --------   --------   --------   --------
Distributions:
  Net investment income ...................................      (0.48)     (0.48)     (0.50)     (0.51)     (0.53)
                                                              --------   --------   --------   --------   --------
    Total Distributions ...................................      (0.48)     (0.48)     (0.50)     (0.51)     (0.53)
                                                              --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD ............................   $   9.80   $   9.46   $   9.92   $  10.11   $   9.84
                                                              ========   ========   ========   ========   ========
Total Return ..............................................       8.77%      0.32%      3.06%      8.09%      7.49%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......................   $931,851   $857,118   $744,647   $617,885   $408,577
  Ratio of expenses to average net assets .................       0.58%      0.57%      0.57%      0.57%      0.57%
  Ratio of net investment income to average net assets ....       4.99%      5.07%      4.92%      5.08%      5.38%
  Ratio of expenses to average net assets* ................       0.59%      0.60%      0.67%      0.67%      0.68%
  Portfolio turnover (a) ..................................      65.31%    100.61%     55.03%     69.76%     62.83%

                                                                             MUNICIPAL INCOME FUND
                                                              ----------------------------------------------------
                                                                                 CLASS A SHARES
                                                              ----------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                              ----------------------------------------------------
                                                                2001       2000       1999       1998       1997
                                                              --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $   9.49   $   9.95   $  10.14   $   9.87   $  9.69
                                                              --------   --------   --------   --------   -------
Investment Activities:
  Net investment income ...................................       0.46       0.46       0.47       0.49      0.51
  Net realized and unrealized gains (losses) from
    investments ...........................................       0.34      (0.46)     (0.19)      0.27      0.18
                                                              --------   --------   --------   --------   -------
    Total from Investment Activities ......................       0.80         --       0.28       0.76      0.69
                                                              --------   --------   --------   --------   -------
Distributions:
  Net investment income ...................................      (0.46)     (0.46)     (0.47)     (0.49)    (0.51)
                                                              --------   --------   --------   --------   -------
    Total Distributions ...................................      (0.46)     (0.46)     (0.47)     (0.49)    (0.51)
                                                              --------   --------   --------   --------   -------
NET ASSET VALUE, END OF PERIOD ............................   $   9.83   $   9.49   $   9.95   $  10.14   $  9.87
                                                              ========   ========   ========   ========   =======
Total Return (Excludes Sales Charge) ......................       8.56%      0.06%      2.80%      7.84%     7.24%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......................   $166,096   $144,335   $188,143   $101,805   $41,829
  Ratio of expenses to average net assets .................       0.83%      0.82%      0.82%      0.82%     0.82%
  Ratio of net investment income to average net assets ....       4.74%      4.79%      4.62%      4.83%     5.13%
  Ratio of expenses to average net assets* ................       0.84%      0.89%      1.01%      1.02%     1.03%
  Portfolio turnover (a) ..................................      65.31%    100.61%     55.03%     69.76%    62.83%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 MUNICIPAL INCOME FUND
                                                       --------------------------------------------------------------------------
                                                                                     CLASS B SHARES
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...............    $   9.45        $  9.91         $ 10.10         $  9.84         $  9.66
                                                        --------        -------         -------         -------         -------
Investment Activities:
  Net investment income ............................        0.40           0.40            0.41            0.42            0.44
  Net realized and unrealized gains (losses) from
    investments ....................................        0.34          (0.46)          (0.19)           0.26            0.18
                                                        --------        -------         -------         -------         -------
    Total from Investment Activities ...............        0.74          (0.06)           0.22            0.68            0.62
                                                        --------        -------         -------         -------         -------
Distributions:
  Net investment income ............................       (0.40)         (0.40)          (0.41)          (0.42)          (0.44)
                                                        --------        -------         -------         -------         -------
    Total Distributions ............................       (0.40)         (0.40)          (0.41)          (0.42)          (0.44)
                                                        --------        -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD .....................    $   9.79        $  9.45         $  9.91         $ 10.10         $  9.84
                                                        ========        =======         =======         =======         =======
Total Return (Excludes Sales Charge) ...............        7.91%         (0.58)%          2.14%           7.04%           6.55%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................    $100,458        $90,118         $97,899         $56,911         $36,258
  Ratio of expenses to average net assets ..........        1.48%          1.47%           1.47%           1.47%           1.47%
  Ratio of net investment income to average net
    assets .........................................        4.10%          4.16%           3.99%           4.18%           4.48%
  Ratio of expenses to average net assets* .........        1.49%          1.54%           1.67%           1.67%           1.67%
  Portfolio turnover (a) ...........................       65.31%        100.61%          55.03%          69.76%          62.83%

                                                                                   MUNICIPAL INCOME FUND
                                                               -------------------------------------------------------------
                                                                                      CLASS C SHARES
                                                               -------------------------------------------------------------
                                                                                                                NOVEMBER 4,
                                                                          YEAR ENDED JUNE 30,                     1997 TO
                                                               ------------------------------------------        JUNE 30,
                                                                  2001            2000            1999           1998 (b)
                                                               ----------      ----------      ----------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................    $  9.45         $  9.91         $ 10.09           $  9.96
                                                                -------         -------         -------           -------
Investment Activities:
  Net investment income ....................................       0.39            0.40            0.41              0.68
  Net realized and unrealized gains (losses) from
    investments ............................................       0.34           (0.46)          (0.18)             0.13
                                                                -------         -------         -------           -------
    Total from Investment Activities .......................       0.73           (0.06)           0.23              0.81
                                                                -------         -------         -------           -------
Distributions:
  Net investment income ....................................      (0.39)          (0.40)          (0.41)            (0.68)
                                                                -------         -------         -------           -------
    Total Distributions ....................................      (0.39)          (0.40)          (0.41)            (0.68)
                                                                -------         -------         -------           -------
NET ASSET VALUE, END OF PERIOD .............................    $  9.79         $  9.45         $  9.91           $ 10.09
                                                                =======         =======         =======           =======
Total Return (Excludes Sales Charge) .......................       7.90%          (0.59)%          2.24%             8.28%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................    $20,031         $17,296         $13,737           $ 2,216
  Ratio of expenses to average net assets ..................       1.48%           1.46%           1.47%             1.47%(d)
  Ratio of net investment income to average net assets .....       4.09%           4.14%           3.93%             4.18%(d)
  Ratio of expenses to average net assets* .................       1.49%           1.52%           1.66%             1.67%(d)
  Portfolio turnover (a) ...................................      65.31%         100.61%          55.03%            69.76%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            ARIZONA MUNICIPAL BOND FUND
                                                              -------------------------------------------------------
                                                                                  CLASS I SHARES
                                                              -------------------------------------------------------
                                                                                                          JANUARY 20,
                                                                         YEAR ENDED JUNE 30,                1997 TO
                                                              -----------------------------------------    JUNE 30,
                                                                2001       2000       1999       1998      1997 (a)
                                                              --------   --------   --------   --------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $   9.46   $   9.74   $  10.15   $  10.06    $  10.00
                                                              --------   --------   --------   --------    --------
Investment Activities:
  Net investment income ...................................       0.46       0.46       0.46       0.49        0.23
  Net realized and unrealized gains (losses) from
    investments ...........................................       0.29      (0.21)     (0.26)      0.16        0.06
                                                              --------   --------   --------   --------    --------
    Total from Investment Activities ......................       0.75       0.25       0.20       0.65        0.29
                                                              --------   --------   --------   --------    --------
Distributions:
  Net investment income ...................................      (0.46)     (0.46)     (0.46)     (0.49)      (0.23)
  Net realized gains ......................................         --      (0.07)     (0.15)     (0.07)         --
                                                              --------   --------   --------   --------    --------
    Total Distributions ...................................      (0.46)     (0.53)     (0.61)     (0.56)      (0.23)
                                                              --------   --------   --------   --------    --------
NET ASSET VALUE, END OF PERIOD ............................   $   9.75   $   9.46   $   9.74   $  10.15    $  10.06
                                                              ========   ========   ========   ========    ========
Total Return ..............................................       7.92%      2.66%      1.94%      6.58%       2.90%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......................   $176,004   $195,753   $233,360   $248,590    $255,755
  Ratio of expenses to average net assets .................       0.59%      0.60%      0.61%      0.59%       0.59%(c)
  Ratio of net investment income to average net assets ....       4.71%      4.82%      4.59%      4.79%       5.09%(c)
  Ratio of expenses to average net assets* ................       0.59%      0.62%      0.67%      0.65%       0.66%(c)
  Portfolio turnover (d) ..................................      17.30%     19.28%     16.29%     20.89%       5.66%

                                                                            ARIZONA MUNICIPAL BOND FUND
                                                              -------------------------------------------------------
                                                                                  CLASS A SHARES
                                                              -------------------------------------------------------
                                                                                                          JANUARY 20,
                                                                         YEAR ENDED JUNE 30,                1997 TO
                                                              -----------------------------------------    JUNE 30,
                                                                2001       2000       1999       1998      1997 (a)
                                                              --------   --------   --------   --------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $ 9.39     $ 9.67     $10.08     $ 9.99      $10.00
                                                               ------     ------     ------     ------      ------
Investment Activities:
  Net investment income ...................................      0.43       0.43       0.44       0.46        0.15
  Net realized and unrealized gains (losses) from
    investments ...........................................      0.28      (0.21)     (0.26)      0.16       (0.01)
                                                               ------     ------     ------     ------      ------
    Total from Investment Activities ......................      0.71       0.22       0.18       0.62        0.14
                                                               ------     ------     ------     ------      ------
Distributions:
  Net investment income ...................................     (0.43)     (0.43)     (0.44)     (0.46)      (0.15)
  Net realized gains ......................................        --      (0.07)     (0.15)     (0.07)         --
                                                               ------     ------     ------     ------      ------
    Total Distributions ...................................     (0.43)     (0.50)     (0.59)     (0.53)      (0.15)
                                                               ------     ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD ............................    $ 9.67     $ 9.39     $ 9.67     $10.08      $ 9.99
                                                               ======     ======     ======     ======      ======
Total Return (Excludes Sales Charge) ......................      7.72%      2.43%      1.69%      6.30%       1.40%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......................    $2,746     $2,391     $1,799     $1,321      $1,500
  Ratio of expenses to average net assets .................      0.84%      0.86%      0.86%      0.84%       0.85%(c)
  Ratio of net investment income to average net assets ....      4.46%      4.64%      4.37%      4.53%       4.90%(c)
  Ratio of expenses to average net assets* ................      0.84%      0.91%      1.02%      1.01%       0.96%(c)
  Portfolio turnover (d) ..................................     17.30%     19.28%     16.29%     20.89%       5.66%

------------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       ARIZONA MUNICIPAL BOND FUND
                                                      -------------------------------------------------------------
                                                                             CLASS B SHARES
                                                      -------------------------------------------------------------
                                                                                                        JANUARY 20,
                                                                   YEAR ENDED JUNE 30,                    1997 TO
                                                      ----------------------------------------------     JUNE 30,
                                                       2001         2000         1999         1998       1997 (a)
                                                      -------      -------      -------      -------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD ...............  $ 9.46       $ 9.75       $10.16       $10.09       $10.00
                                                      ------       ------       ------       ------       ------
Investment Activities:
  Net investment income ............................    0.37         0.37         0.37         0.13           --
  Net realized and unrealized gains (losses) from
     investments ...................................    0.29        (0.22)       (0.26)        0.14         0.09
                                                      ------       ------       ------       ------       ------
     Total from Investment Activities ..............    0.66         0.15         0.11         0.27         0.09
                                                      ------       ------       ------       ------       ------
Distributions:
  Net investment income ............................   (0.37)       (0.37)       (0.37)       (0.13)          --
  Net realized gains ...............................      --        (0.07)       (0.15)       (0.07)          --
                                                      ------       ------       ------       ------       ------
     Total Distributions ...........................   (0.37)       (0.44)       (0.52)       (0.20)          --
                                                      ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD .....................  $ 9.75       $ 9.46       $ 9.75       $10.16       $10.09
                                                      ======       ======       ======       ======       ======
Total Return (Excludes Sales Charge) ...............    7.08%        1.64%        1.04%        2.67%        0.90%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................  $  863       $  713       $  640       $  290       $   --(c)
  Ratio of expenses to average net assets ..........    1.49%        1.50%        1.50%        1.50%          --(d)
  Ratio of net investment income to average net
     assets ........................................    3.81%        3.93%        3.67%        3.88%          --(d)
  Ratio of expenses to average net assets* .........    1.49%        1.56%        1.66%        1.64%          --(d)
  Portfolio turnover (e) ...........................   17.30%       19.28%       16.29%       20.89%        5.66%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Amount is less than $1,000.

(d) Since net assets are less than $1,000, ratios have not been presented.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          KENTUCKY MUNICIPAL BOND FUND
                                                              ----------------------------------------------------
                                                                                 CLASS I SHARES
                                                              ----------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                              ----------------------------------------------------
                                                                2001       2000       1999       1998       1997
                                                              --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $   9.90   $  10.12   $  10.40   $  10.20   $  10.04
                                                              --------   --------   --------   --------   --------
Investment Activities:
  Net investment income ...................................       0.49       0.49       0.50       0.51       0.50
  Net realized and unrealized gains (losses) from
    investments ...........................................       0.29      (0.22)     (0.28)      0.20       0.16
                                                              --------   --------   --------   --------   --------
    Total from Investment Activities ......................       0.78       0.27       0.22       0.71       0.66
                                                              --------   --------   --------   --------   --------
Distributions:
  Net investment income ...................................      (0.49)     (0.49)     (0.50)     (0.51)     (0.50)
                                                              --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD ............................   $  10.19   $   9.90   $  10.12   $  10.40   $  10.20
                                                              ========   ========   ========   ========   ========
Total Return ..............................................       8.06%      2.83%      2.05%      7.11%      6.74%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......................   $127,557   $124,778   $122,917   $122,220   $116,830
  Ratio of expenses to average net assets .................       0.61%      0.61%      0.61%      0.60%      0.59%
  Ratio of net investment income to average net assets ....       4.89%      5.00%      4.77%      4.94%      5.12%
  Ratio of expenses to average net assets* ................       0.61%      0.65%      0.71%      0.69%      0.72%
  Portfolio turnover (a) ..................................      16.70%     21.82%      6.30%      5.81%     13.30%

                                                                          KENTUCKY MUNICIPAL BOND FUND
                                                              ----------------------------------------------------
                                                                                 CLASS A SHARES
                                                              ----------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                              ----------------------------------------------------
                                                                2001       2000       1999       1998       1997
                                                              --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $ 9.90     $10.13    $ 10.41     $10.21     $10.05
                                                               ------     ------    -------     ------     ------
Investment Activities:
  Net investment income ...................................      0.47       0.47       0.47       0.49       0.48
  Net realized and unrealized gains (losses) from
    investments ...........................................      0.30      (0.23)     (0.28)      0.20       0.16
                                                               ------     ------    -------     ------     ------
    Total from Investment Activities ......................      0.77       0.24       0.19       0.69       0.64
                                                               ------     ------    -------     ------     ------
Distributions:
  Net investment income ...................................     (0.47)     (0.47)     (0.47)     (0.49)     (0.48)
                                                               ------     ------    -------     ------     ------
NET ASSET VALUE, END OF PERIOD ............................    $10.20     $ 9.90    $ 10.13     $10.41     $10.21
                                                               ======     ======    =======     ======     ======
Total Return (Excludes Sales Charge) ......................      7.90%      2.47%      1.79%      6.86%      6.46%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......................    $8,906     $8,230    $10,075     $7,899     $5,554
  Ratio of expenses to average net assets .................      0.86%      0.86%      0.86%      0.85%      0.84%
  Ratio of net investment income to average net assets ....      4.64%      4.74%      4.50%      4.69%      4.66%
  Ratio of expenses to average net assets* ................      0.86%      0.94%      1.06%      1.04%      1.04%
  Portfolio turnover (a) ..................................     16.70%     21.82%      6.30%      5.81%     13.30%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     KENTUCKY MUNICIPAL BOND FUND
                                                      -----------------------------------------------------------
                                                                            CLASS B SHARES
                                                      -----------------------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                      -----------------------------------------------------------
                                                       2001         2000         1999         1998         1997
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ...............  $  9.84      $ 10.06      $ 10.35      $10.15       $ 9.99
                                                      -------      -------      -------      ------       ------
Investment Activities:
  Net investment income ............................     0.40         0.41         0.40        0.42         0.41
  Net realized and unrealized gains (losses) from
     investments ...................................     0.30        (0.22)       (0.29)       0.20         0.16
                                                      -------      -------      -------      ------       ------
     Total from Investment Activities ..............     0.70         0.19         0.11        0.62         0.57
                                                      -------      -------      -------      ------       ------
Distributions:
  Net investment income ............................    (0.40)       (0.41)       (0.40)      (0.42)       (0.41)
                                                      -------      -------      -------      ------       ------
NET ASSET VALUE, END OF PERIOD .....................  $ 10.14      $  9.84      $ 10.06      $10.35       $10.15
                                                      =======      =======      =======      ======       ======
Total Return (Excludes Sales Charge) ...............     7.22%        1.93%        1.05%       6.20%        5.81%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................  $13,558      $13,250      $15,135      $5,581       $2,399
  Ratio of expenses to average net assets ..........     1.51%        1.51%        1.51%       1.51%        1.47%
  Ratio of net investment income to average net
     assets ........................................     3.99%        4.12%        3.85%       4.04%        4.05%
  Ratio of expenses to average net assets* .........     1.51%        1.59%        1.71%       1.70%        1.70%
  Portfolio turnover (a) ...........................    16.70%       21.82%        6.30%       5.81%       13.30%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        LOUISIANA MUNICIPAL BOND FUND
                                                              -------------------------------------------------
                                                                               CLASS I SHARES
                                                              -------------------------------------------------
                                                                             YEAR ENDED JUNE 30,
                                                              -------------------------------------------------
                                                               2001      2000       1999      1998       1997
                                                              -------   -------   --------   -------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $  9.74   $  9.96   $  10.26   $ 10.10   $   9.93
                                                              -------   -------   --------   -------   --------
Investment Activities:
  Net investment income ...................................      0.48      0.48       0.48      0.50       0.49
  Net realized and unrealized gains (losses) from
    investments ...........................................      0.34     (0.21)     (0.28)     0.16       0.17
                                                              -------   -------   --------   -------   --------
    Total from Investment Activities ......................      0.82      0.27       0.20      0.66       0.66
                                                              -------   -------   --------   -------   --------
Distributions:
  Net investment income ...................................     (0.48)    (0.48)     (0.48)    (0.50)     (0.49)
  Net realized gains ......................................        --     (0.01)     (0.02)       --         --
                                                              -------   -------   --------   -------   --------
    Total Distributions ...................................     (0.48)    (0.49)     (0.50)    (0.50)     (0.49)
                                                              -------   -------   --------   -------   --------
NET ASSET VALUE, END OF PERIOD ............................   $ 10.08   $  9.74   $   9.96   $ 10.26   $  10.10
                                                              =======   =======   ========   =======   ========
Total Return ..............................................      8.56%     2.81%      1.92%     6.62%      6.81%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......................   $72,627   $80,167   $106,294   $92,690   $113,338
  Ratio of expenses to average net assets .................      0.61%     0.61%      0.61%     0.60%      0.62%
  Ratio of net investment income to average net assets ....      4.81%     4.92%      4.66%     4.85%      4.91%
  Ratio of expenses to average net assets* ................      0.61%     0.71%      0.85%     0.83%      0.84%
  Portfolio turnover (a) ..................................     11.08%    17.27%     19.67%    12.03%     17.39%

                                                                       LOUISIANA MUNICIPAL BOND FUND
                                                              -----------------------------------------------
                                                                              CLASS A SHARES
                                                              -----------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                              -----------------------------------------------
                                                               2001      2000      1999      1998      1997
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $  9.74   $  9.96   $ 10.26   $ 10.10   $  9.93
                                                              -------   -------   -------   -------   -------
Investment Activities:
  Net investment income ...................................      0.45      0.46      0.45      0.47      0.47
  Net realized and unrealized gains (losses) from
    investments ...........................................      0.34     (0.21)    (0.28)     0.16      0.17
                                                              -------   -------   -------   -------   -------
    Total from Investment Activities ......................      0.79      0.25      0.17      0.63      0.64
                                                              -------   -------   -------   -------   -------
Distributions:
  Net investment income ...................................     (0.45)    (0.46)    (0.45)    (0.47)    (0.47)
  Net realized gains ......................................        --     (0.01)    (0.02)       --        --
                                                              -------   -------   -------   -------   -------
    Total Distributions ...................................     (0.45)    (0.47)    (0.47)    (0.47)    (0.47)
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD ............................   $ 10.08   $  9.74   $  9.96   $ 10.26   $ 10.10
                                                              =======   =======   =======   =======   =======
Total Return (Excludes Sales Charge) ......................      8.28%     2.55%     1.67%     6.35%     6.55%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......................   $59,662   $58,225   $75,958   $47,078   $48,498
  Ratio of expenses to average net assets .................      0.86%     0.86%     0.86%     0.85%     0.87%
  Ratio of net investment income to average net assets ....      4.56%     4.67%     4.40%     4.60%     4.66%
  Ratio of expenses to average net assets* ................      0.86%     1.00%     1.20%     1.18%     1.19%
  Portfolio turnover (a) ..................................     11.08%    17.27%    19.67%    12.03%    17.39%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     LOUISIANA MUNICIPAL BOND FUND
                                                      -----------------------------------------------------------
                                                                            CLASS B SHARES
                                                      -----------------------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                      -----------------------------------------------------------
                                                       2001         2000         1999         1998         1997
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ...............  $  9.75      $ 9.97       $ 10.26      $10.10       $ 9.93
                                                      -------      ------       -------      ------       ------
Investment Activities:
  Net investment income ............................     0.39        0.39          0.39        0.41         0.40
  Net realized and unrealized gains (losses) from
     investments ...................................     0.33       (0.21)        (0.27)       0.16         0.17
                                                      -------      ------       -------      ------       ------
     Total from Investment Activities ..............     0.72        0.18          0.12        0.57         0.57
                                                      -------      ------       -------      ------       ------
Distributions:
  Net investment income ............................    (0.39)      (0.39)        (0.39)      (0.41)       (0.40)
  Net realized gains ...............................       --       (0.01)        (0.02)         --           --
                                                      -------      ------       -------      ------       ------
     Total Distributions ...........................    (0.39)      (0.40)        (0.41)      (0.41)       (0.40)
                                                      -------      ------       -------      ------       ------
NET ASSET VALUE, END OF PERIOD .....................  $ 10.08      $ 9.75       $  9.97      $10.26       $10.10
                                                      =======      ======       =======      ======       ======
Total Return (Excludes Sales Charge) ...............     7.48%       1.89%         1.11%       5.69%        5.87%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................  $10,715      $9,881       $10,866      $5,474       $3,835
  Ratio of expenses to average net assets ..........     1.51%       1.51%         1.51%       1.50%        1.51%
  Ratio of net investment income to average net
     assets ........................................     3.91%       4.02%         3.74%       3.95%        4.02%
  Ratio of expenses to average net assets* .........     1.51%       1.65%         1.85%       1.83%        1.85%
  Portfolio turnover (a) ...........................    11.08%      17.27%        19.67%      12.03%       17.39%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           MICHIGAN MUNICIPAL BOND FUND
                                                 --------------------------------------------------------------------------------
                                                                                  CLASS I SHARES
                                                 --------------------------------------------------------------------------------
                                                       YEAR ENDED            SIX MONTHS
                                                        JUNE 30,               ENDED               YEAR ENDED DECEMBER 31,
                                                 ----------------------       JUNE 30,       ------------------------------------
                                                   2001          2000         1999 (a)         1998          1997          1996
                                                 --------      --------      ----------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $  10.22      $  10.62       $  11.03       $  10.93      $ 10.48       $ 10.60
                                                 --------      --------       --------       --------      -------       -------
Investment Activities:
  Net investment income.......................       0.50          0.51           0.25           0.50         0.51          0.49
  Net realized and unrealized gains (losses)
    from investments..........................       0.43         (0.38)         (0.41)          0.13         0.45         (0.14)
                                                 --------      --------       --------       --------      -------       -------
    Total from Investment Activities..........       0.93          0.13          (0.16)          0.63         0.96          0.35
                                                 --------      --------       --------       --------      -------       -------
Distributions:
  Net investment income.......................      (0.50)        (0.51)         (0.25)         (0.51)       (0.51)        (0.47)
  Net realized gains..........................         --         (0.02)            --          (0.02)          --            --
                                                 --------      --------       --------       --------      -------       -------
    Total Distributions.......................      (0.50)        (0.53)         (0.25)         (0.53)       (0.51)        (0.47)
                                                 --------      --------       --------       --------      -------       -------
NET ASSET VALUE, END OF PERIOD................   $  10.65      $  10.22       $  10.62       $  11.03      $ 10.93       $ 10.48
                                                 ========      ========       ========       ========      =======       =======
Total Return..................................       9.29%         1.28%         (1.46)%(b)      5.94%        9.42%         3.44%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...........   $218,856      $233,913       $309,445       $298,842      $61,768       $41,909
  Ratio of expenses to average net assets.....       0.59%         0.61%          0.66%(c)       0.66%        0.67%         0.77%
  Ratio of net investment income to average
    net assets................................       4.79%         4.94%          4.60%(c)       4.52%        4.84%         4.68%
  Ratio of expenses to average net assets*....       0.59%         0.63%          0.69%(c)       0.67%        0.73%         0.85%
  Portfolio turnover (d)......................      17.30%        33.34%         10.60%         23.33%       37.84%        24.49%

                                                                           MICHIGAN MUNICIPAL BOND FUND
                                                 --------------------------------------------------------------------------------
                                                                                  CLASS A SHARES
                                                 --------------------------------------------------------------------------------
                                                       YEAR ENDED            SIX MONTHS
                                                        JUNE 30,               ENDED               YEAR ENDED DECEMBER 31,
                                                 ----------------------       JUNE 30,       ------------------------------------
                                                   2001          2000         1999 (a)         1998          1997          1996
                                                 --------      --------      ----------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $ 10.22       $ 10.63        $ 11.03        $ 10.93       $ 10.48       $ 10.60
                                                 -------       -------        -------        -------       -------       -------
Investment Activities:
  Net investment income.......................      0.47          0.48           0.24           0.47          0.49          0.48
  Net realized and unrealized gains (losses)
    from investments..........................      0.43         (0.39)         (0.40)          0.13          0.44         (0.14)
                                                 -------       -------        -------        -------       -------       -------
    Total from Investment Activities..........      0.90          0.09          (0.16)          0.60          0.93          0.34
                                                 -------       -------        -------        -------       -------       -------
Distributions:
  Net investment income.......................     (0.47)        (0.48)         (0.24)         (0.48)        (0.48)        (0.46)
  Net realized gains..........................        --         (0.02)            --          (0.02)           --            --
                                                 -------       -------        -------        -------       -------       -------
    Total Distributions.......................     (0.47)        (0.50)         (0.24)         (0.50)        (0.48)        (0.46)
                                                 -------       -------        -------        -------       -------       -------
NET ASSET VALUE, END OF PERIOD................   $ 10.65       $ 10.22        $ 10.63        $ 11.03       $ 10.93       $ 10.48
                                                 =======       =======        =======        =======       =======       =======
Total Return (Excludes Sales Charge)..........      9.00%         0.93%         (1.47)%(b)      5.61%         9.15%         3.32%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...........   $57,728       $30,626        $22,217        $22,876       $18,687       $18,575
  Ratio of expenses to average net assets.....      0.84%         0.86%          0.88%(c)       0.91%         0.92%         0.88%
  Ratio of net investment income to average
    net assets................................      4.51%         4.72%          4.35%(c)       4.27%         4.59%         4.57%
  Ratio of expenses to average net assets*....      0.84%         0.91%          0.96%(c)       0.92%         0.98%         0.96%
  Portfolio turnover (d)......................     17.30%        33.34%         10.60%         23.33%        37.84%        24.49%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       MICHIGAN MUNICIPAL BOND FUND
                                              ------------------------------------------------------------------------------
                                                                              CLASS B SHARES
                                              ------------------------------------------------------------------------------
                                                   YEAR ENDED           SIX MONTHS           YEAR ENDED        SEPTEMBER 23,
                                                    JUNE 30,              ENDED             DECEMBER 31,          1996 TO
                                              --------------------       JUNE 30,       --------------------   DECEMBER 31,
                                               2001         2000         1999 (a)        1998         1997       1996 (b)
                                              -------      -------      ----------      -------      -------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD........  $  9.89      $ 10.28        $10.68        $10.59       $10.18       $10.00
                                              -------      -------        ------        ------       ------       ------
Investment Activities:
  Net investment income.....................     0.41         0.42          0.20          0.39         0.38         0.07
  Net realized and unrealized gains (losses)
    from investments........................     0.40        (0.37)        (0.40)         0.12         0.44         0.17
                                              -------      -------        ------        ------       ------       ------
    Total from Investment Activities........     0.81         0.05         (0.20)         0.51         0.82         0.24
                                              -------      -------        ------        ------       ------       ------
Distributions:
  Net investment income.....................    (0.41)       (0.42)        (0.20)        (0.40)       (0.41)       (0.06)
  Net realized gains........................       --        (0.02)           --         (0.02)          --           --
                                              -------      -------        ------        ------       ------       ------
    Total Distributions.....................    (0.41)       (0.44)        (0.20)        (0.42)       (0.41)       (0.06)
                                              -------      -------        ------        ------       ------       ------
NET ASSET VALUE, END OF PERIOD..............  $ 10.29      $  9.89        $10.28        $10.68       $10.59       $10.18
                                              =======      =======        ======        ======       ======       ======
Total Return (Excludes Sales Charge)........     8.33%        0.51%        (1.86)%(c)     4.92%        8.26%        2.45%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........  $17,961      $10,106        $6,771        $1,940       $  707       $  110
  Ratio of expenses to average net assets...     1.49%        1.52%         1.59%(d)      1.66%        1.67%        1.69%(d)
  Ratio of net investment income to average
    net assets..............................     3.92%        4.21%         3.64%(d)      3.52%        3.84%        2.01%(d)
  Ratio of expenses to average
    net assets*.............................     1.49%        1.57%         1.70%(d)      1.67%        1.73%        1.77%(d)
  Portfolio turnover (e)....................    17.30%       33.34%        10.60%        23.33%       37.84%       24.49%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                OHIO MUNICIPAL BOND FUND
                                                       --------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $  10.44        $  10.75        $  11.08        $  10.88        $  10.69
                                                        --------        --------        --------        --------        --------
Investment Activities:
  Net investment income .............................       0.53            0.53            0.54            0.56            0.56
  Net realized and unrealized gains (losses) from
    investments .....................................       0.35           (0.31)          (0.33)           0.20            0.19
                                                        --------        --------        --------        --------        --------
    Total from Investment Activities ................       0.88            0.22            0.21            0.76            0.75
                                                        --------        --------        --------        --------        --------
Distributions:
  Net investment income .............................      (0.53)          (0.53)          (0.54)          (0.56)          (0.56)
                                                        --------        --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD ......................   $  10.79        $  10.44        $  10.75        $  11.08        $  10.88
                                                        ========        ========        ========        ========        ========
Total Return ........................................       8.63%           2.20%           1.84%           7.13%           7.22%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................   $134,934        $126,362        $160,493        $149,890        $133,172
  Ratio of expenses to average net assets ...........       0.60%           0.60%           0.56%           0.54%           0.54%
  Ratio of net investment income to average net
    assets ..........................................       4.99%           5.10%           4.86%           5.09%           5.24%
  Ratio of expenses to average net assets* ..........       0.61%           0.70%           0.83%           0.83%           0.84%
  Portfolio turnover (a) ............................      15.67%          35.46%          13.69%          10.49%           7.45%

                                                                                OHIO MUNICIPAL BOND FUND
                                                       --------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $ 10.47         $ 10.78         $ 11.11         $ 10.91         $ 10.72
                                                        -------         -------         -------         -------         -------
Investment Activities:
  Net investment income .............................      0.51            0.51            0.51            0.54            0.54
  Net realized and unrealized gains (losses) from
    investments .....................................      0.35           (0.31)          (0.33)           0.20            0.19
                                                        -------         -------         -------         -------         -------
    Total from Investment Activities ................      0.86            0.20            0.18            0.74            0.73
                                                        -------         -------         -------         -------         -------
Distributions:
  Net investment income .............................     (0.51)          (0.51)          (0.51)          (0.54)          (0.54)
                                                        -------         -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD ......................   $ 10.82         $ 10.47         $ 10.78         $ 11.11         $ 10.91
                                                        =======         =======         =======         =======         =======
Total Return (Excludes Sales Charge) ................      8.32%           1.94%           1.59%           6.87%           6.95%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................   $32,308         $32,307         $26,876         $17,297         $16,114
  Ratio of expenses to average net assets ...........      0.85%           0.85%           0.81%           0.79%           0.79%
  Ratio of net investment income to average net
    assets ..........................................      4.74%           4.84%           4.57%           4.83%           4.96%
  Ratio of expenses to average net assets* ..........      0.86%           0.98%           1.18%           1.18%           1.19%
  Portfolio turnover (a) ............................     15.67%          35.46%          13.69%          10.49%           7.45%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       OHIO MUNICIPAL BOND FUND
                                                      -----------------------------------------------------------
                                                                            CLASS B SHARES
                                                      -----------------------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                      -----------------------------------------------------------
                                                       2001         2000         1999         1998         1997
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ...............  $ 10.54      $ 10.86      $ 11.18      $ 10.98      $ 10.79
                                                      -------      -------      -------      -------      -------
Investment Activities:
  Net investment income ............................     0.44         0.44         0.44         0.47         0.47
  Net realized and unrealized gains (losses) from
     investments ...................................     0.36        (0.32)       (0.32)        0.20         0.19
                                                      -------      -------      -------      -------      -------
     Total from Investment Activities ..............     0.80         0.12         0.12         0.67         0.66
                                                      -------      -------      -------      -------      -------
Distributions:
  Net investment income ............................    (0.44)       (0.44)       (0.44)       (0.47)       (0.47)
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD .....................  $ 10.90      $ 10.54      $ 10.86      $ 11.18      $ 10.98
                                                      =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge) ...............     7.67%        1.17%        1.01%        6.20%        6.26%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................  $47,332      $40,605      $49,703      $26,138      $14,316
  Ratio of expenses to average net assets ..........     1.50%        1.50%        1.46%        1.44%        1.44%
  Ratio of net investment income to average net
     assets ........................................     4.07%        4.15%        3.89%        4.19%        4.33%
  Ratio of expenses to average net assets* .........     1.51%        1.64%        1.83%        1.83%        1.84%
  Portfolio turnover (a) ...........................    15.67%       35.46%       13.69%       10.49%        7.45%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       WEST VIRGINIA MUNICIPAL BOND FUND
                                                              ----------------------------------------------------
                                                                                 CLASS I SHARES
                                                              ----------------------------------------------------
                                                                                                       JANUARY 20,
                                                                       YEAR ENDED JUNE 30,               1997 TO
                                                              --------------------------------------    JUNE 30,
                                                               2001      2000      1999       1998      1997 (a)
                                                              -------   -------   -------   --------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $  9.73   $  9.96   $ 10.28   $  10.06     $ 10.00
                                                              -------   -------   -------   --------     -------
Investment Activities:
  Net investment income ...................................      0.48      0.49      0.49       0.50        0.22
  Net realized and unrealized gains (losses) from
    investments ...........................................      0.33     (0.23)    (0.31)      0.22        0.06
                                                              -------   -------   -------   --------     -------
    Total from Investment Activities ......................      0.81      0.26      0.18       0.72        0.28
                                                              -------   -------   -------   --------     -------
Distributions:
  Net investment income ...................................     (0.48)    (0.49)    (0.49)     (0.50)      (0.22)
  Net realized gains ......................................        --        --(b)   (0.01)       --          --
                                                              -------   -------   -------   --------     -------
    Total Distributions ...................................     (0.48)    (0.49)    (0.50)     (0.50)      (0.22)
                                                              -------   -------   -------   --------     -------
NET ASSET VALUE, END OF PERIOD ............................   $ 10.06   $  9.73   $  9.96   $  10.28     $ 10.06
                                                              =======   =======   =======   ========     =======
Total Return ..............................................      8.53%     2.76%     1.71%      7.36%       2.84%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......................   $86,428   $91,975   $98,391   $102,413     $96,270
  Ratio of expenses to average net assets .................      0.61%     0.61%     0.61%      0.60%       0.59%(d)
  Ratio of net investment income to average net assets ....      4.87%     5.03%     4.74%      4.93%       5.04%(d)
  Ratio of expenses to average net assets* ................      0.61%     0.65%     0.71%      0.72%       0.67%(d)
  Portfolio turnover (e) ..................................      7.91%    24.67%    15.24%     16.69%       6.21%

                                                                     WEST VIRGINIA MUNICIPAL BOND FUND
                                                              -----------------------------------------------
                                                                              CLASS A SHARES
                                                              -----------------------------------------------
                                                                                                  JANUARY 20,
                                                                     YEAR ENDED JUNE 30,            1997 TO
                                                              ---------------------------------    JUNE 30,
                                                               2001     2000     1999     1998     1997 (a)
                                                              ------   ------   ------   ------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $ 9.81   $10.03   $10.36   $10.15     $10.00
                                                              ------   ------   ------   ------     ------
Investment Activities:
  Net investment income ...................................     0.46     0.46     0.47     0.48       0.16
  Net realized and unrealized gains (losses) from
    investments ...........................................     0.33    (0.22)   (0.32)    0.21       0.15
                                                              ------   ------   ------   ------     ------
    Total from Investment Activities ......................     0.79     0.24     0.15     0.69       0.31
                                                              ------   ------   ------   ------     ------
Distributions:
  Net investment income ...................................    (0.46)   (0.46)   (0.47)   (0.48)     (0.16)
  Net realized gains ......................................       --       --(b)  (0.01)     --         --
                                                              ------   ------   ------   ------     ------
    Total Distributions ...................................    (0.46)   (0.46)   (0.48)   (0.48)     (0.16)
                                                              ------   ------   ------   ------     ------
NET ASSET VALUE, END OF PERIOD ............................   $10.14   $ 9.81   $10.03   $10.36     $10.15
                                                              ======   ======   ======   ======     ======
Total Return (Excludes Sales Charge) ......................     8.19%    2.59%    1.37%    6.98%      3.08%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......................   $5,639   $3,677   $3,570   $2,024     $  808
  Ratio of expenses to average net assets .................     0.86%    0.86%    0.85%    0.85%      0.84%(d)
  Ratio of net investment income to average net assets ....     4.60%    4.74%    4.42%    4.68%      4.94%(d)
  Ratio of expenses to average net assets* ................     0.86%    0.93%    1.05%    1.07%      0.97%(d)
  Portfolio turnover (e) ..................................     7.91%   24.67%   15.24%   16.69%      6.21%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Amount is less than $0.01.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  WEST VIRGINIA MUNICIPAL BOND FUND
                                                    -------------------------------------------------------------
                                                                           CLASS B SHARES
                                                    -------------------------------------------------------------
                                                                                                      JANUARY 20,
                                                                 YEAR ENDED JUNE 30,                    1997 TO
                                                    ----------------------------------------------     JUNE 30,
                                                     2001         2000         1999         1998       1997 (a)
                                                    -------      -------      -------      -------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD .............  $ 9.80       $10.03       $10.35       $10.12       $10.00
                                                    ------       ------       ------       ------       ------
Investment Activities:
  Net investment income ..........................    0.39         0.40         0.40         0.42         0.14
  Net realized and unrealized gains (losses) from
     investments .................................    0.33        (0.23)       (0.31)        0.23         0.12
                                                    ------       ------       ------       ------       ------
     Total from Investment Activities ............    0.72         0.17         0.09         0.65         0.26
                                                    ------       ------       ------       ------       ------
Distributions:
  Net investment income ..........................   (0.39)       (0.40)       (0.40)       (0.42)       (0.14)
  Net realized gains .............................      --           --(b)     (0.01)          --           --
                                                    ------       ------       ------       ------       ------
     Total Distributions .........................   (0.39)       (0.40)       (0.41)       (0.42)       (0.14)
                                                    ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD ...................  $10.13       $ 9.80       $10.03       $10.35       $10.12
                                                    ======       ======       ======       ======       ======
Total Return (Excludes Sales Charge) .............    7.49%        1.82%        0.80%        6.57%        2.64%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ..............  $7,075       $6,772       $7,505       $3,352       $  614
  Ratio of expenses to average net assets ........    1.51%        1.51%        1.50%        1.50%        1.49%(d)
  Ratio of net investment income to average net
     assets ......................................    3.97%        4.09%        3.79%        4.05%        4.08%(d)
  Ratio of expenses to average net assets* .......    1.51%        1.59%        1.71%        1.72%        1.62%(d)
  Portfolio turnover (e) .........................    7.91%       24.67%       15.24%       16.69%        6.21%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Amount is less than $0.01.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2001

1. ORGANIZATION:

   One Group Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Short-Term Municipal Bond Fund, Intermediate Tax-Free Bond Fund, Tax-Free Bond Fund, Municipal Income Fund, Arizona Municipal Bond Fund, Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, and West Virginia Municipal Bond Fund, (individually a "Fund", collectively the "Funds") only.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Trust adopted, effective as of July 1, 2000, the provisions of the new Audit and Accounting Guide, Audits of Investment Companies, issued by the American Institute of Certified Public Accountants. As a result, gains and losses on paydowns of mortgage-backed securities are reflected as a component of interest income in the statements of operations, whereas they were formerly recognized as realized gains and losses. Information for prior periods has not been restated.

   Prior fiscal year expense ratios before waivers in the financial highlights have been restated for comparison purposes to reflect only voluntary fee waivers.

     SECURITY VALUATION

     Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in less than 61 days), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are carried at fair value as determined using procedures approved by the Board of Trustees.

     FINANCIAL INSTRUMENTS

     Investing in financial instruments such as written options and futures involves risks in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of the currency relative to the U.S. dollar. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuation in the value of securities held or planned to be purchased by the Funds.

                                      138
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

     REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements with institutions that are deemed by Banc One Investment Advisors Corporation (the "Advisor"), an indirect wholly-owned subsidiary of Bank One Corp., to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses, which are attributable to more than one Fund of the Trust, are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividends rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets. Certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

     FEDERAL INCOME TAXES

     The Funds' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     DEFERRED ORGANIZATION COSTS

     Prior to June 30, 1998, costs incurred by the Trust in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution were deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. All such costs, which are attributable to more than one Fund of the Trust, have been allocated among the respective Fund's pro-rata, based on the relative net assets of each Fund. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related fund will be reimbursed by such

                                      139
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

     holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer fifty-six series and six classes of shares: Class I, Class A, Class B, Class C, Class S, and Service Class. Currently, the Trust consists of fifty active funds. The Funds are each authorized to issue Class I, Class A, Class B, and Class C shares. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. See Schedules of Capital Stock Activity.

4. INVESTMENT ADVISORY, ADMINISTRATION, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.60% of the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Louisiana Municipal Bond Fund, and the Ohio Municipal Bond Fund; 0.45% of the Tax-Free Bond Fund, the Municipal Income Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Michigan Municipal Bond Fund, and the West Virginia Municipal Bond Fund.

   The Trust and One Group Administrative Services, Inc. (the "Administrator"), an indirect wholly-owned subsidiary of Bank One Corp., are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust average daily net assets (excluding the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund, and the Investor Growth Fund, (the "Investor Funds") and the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, and the Government Money Market Fund, (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

   Prior to December 1, 2000, the Trust and The One Group Services Company (the "Prior Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., served as parties to an administration agreement. Under the agreement, the Prior Administrator provided services for a fee that is computed identical to the agreement above, which is between the Trust and the Administrator. In addition, prior to December 1, 2000, the Administrator served as Sub-Administrator to each Fund of the Trust and performed many of the Prior Administrator's duties, for which the Administrator received a fee paid by the Prior Administrator.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B, and Class C shares of each of the Funds. Currently, the Distributor has contractually agreed to limit payments under the Plans to 0.25%, 0.90% (except for Short-Term Municipal Bond Fund which is 0.75%) and 0.90% of average daily net assets of the Class A, Class B and Class C shares, respectively, of each Fund. For the year ended June 30, 2001, the Distributor received $704,399 from commissions earned on sales of Class A shares and redemptions of Class B and Class C shares, of which the Distributor reallowed $167,458 to affiliated broker/dealers of the Funds.

                                      140
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

   Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to the following amounts:

                                FUND                              CLASS I   CLASS A   CLASS B   CLASS C
                                ----                              -------   -------   -------   -------
    Short-Term Municipal Bond Fund .............................  0.55%     0.80%     1.30%        --
    Intermediate Tax-Free Bond Fund ............................   0.60      0.85      1.50        --
    Tax-Free Bond Fund .........................................   0.62      0.87      1.52        --
    Municipal Income Fund ......................................   0.62      0.87      1.52      1.52
    Arizona Municipal Bond Fund ................................   0.65      0.90      1.55        --
    Kentucky Municipal Bond Fund ...............................   0.65      0.90      1.55        --
    Louisiana Municipal Bond Fund ..............................   0.65      0.90      1.55        --
    Michigan Municipal Bond Fund ...............................   0.65      0.90      1.55        --
    Ohio Municipal Bond Fund ...................................   0.62      0.87      1.52        --
    West Virginia Municipal Bond Fund ..........................   0.65      0.90      1.55        --

   Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Prior Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during year ended June 30, 2001, were as follows (amounts in thousands):

                                FUND                              PURCHASES     SALES
                                ----                              ---------    --------
    Short-Term Municipal Bond Fund .............................  $ 88,810     $ 79,090
    Intermediate Tax-Free Bond Fund ............................   674,864      680,839
    Tax-Free Bond Fund .........................................   212,210      253,216
    Municipal Income Fund ......................................   747,178      705,828
    Arizona Municipal Bond Fund ................................    32,541       54,044
    Kentucky Municipal Bond Fund ...............................    27,014       24,445
    Louisiana Municipal Bond Fund ..............................    15,356       23,475
    Michigan Municipal Bond Fund ...............................    60,200       48,002
    Ohio Municipal Bond Fund ...................................    33,041       31,419
    West Virginia Municipal Bond Fund ..........................     7,725       14,790

6. CONCENTRATION OF CREDIT RISK:

   The Arizona, Kentucky, Louisiana, Michigan, Ohio, and West Virginia Municipal Bond Funds invest primarily in debt obligations issued by the respective States and their political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of the state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

7. LINE OF CREDIT:

   The Trust and State Street Bank and Trust Company ("State Street"), and a group of banks (collectively, the "Banks") have a financing agreement. Under this agreement, the Banks provide an unsecured committed credit

                                      141
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

   facility in the aggregate amount of $300 million. The credit facility is allocated, under the terms of the financing agreement, among the Banks. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility, which is allocated to all funds in the Trust. As of June 30, 2001, there were no loans outstanding.

8. FEDERAL TAX INFORMATION (UNAUDITED):

   As of June 30, 2001, the following Funds have capital loss carryforwards which are available to offset future capital gains, if any (amounts in thousands):

                                                                        EXPIRES
                                                 ------------------------------------------------------
                       FUND                       2003     2004     2005     2008      2009      TOTAL
                       ----                      ------   ------   ------   -------   -------   -------
    Short-Term Municipal Bond Fund ............  $   --   $   --   $   --   $   430   $    18   $   448
    Intermediate Tax-Free Bond Fund ...........      --       --       --    18,969     1,065    20,034
    Tax-Free Bond Fund ........................      --       --       --     5,718        --     5,718
    Municipal Income Fund .....................   1,802       --    2,561    15,346    17,833    37,542
    Arizona Municipal Bond Fund ...............      --       --       --     1,797       873     2,670
    Kentucky Municipal Bond Fund ..............   1,067      483       --     1,239        91     2,880
    Louisiana Municipal Bond Fund .............      --       --       --       991       962     1,953
    Michigan Municipal Bond Fund ..............      --       --       --     6,430     4,926    11,356
    Ohio Municipal Bond Fund ..................   2,161    1,463      217     3,234     1,266     8,341
    West Virginia Municipal Bond Fund .........      --       --       --     1,143       385     1,528

   Capital losses incurred after October 31 within the fund's fiscal year may be deferred and treated as occurring on the first day of the following year. The following deferred losses will be treated as arising on the first day of the fiscal year ended June 30, 2002 (amounts in thousands):

                                FUND                                AMOUNT
                                ----                                ------
    Municipal Income Fund ......................................    $  909
    Ohio Municipal Bond Fund ...................................         4
    West Virginia Municipal Bond Fund ..........................       109

   The Funds designate the following exempt-interest dividends for the taxable year ended June 30, 2001 (amounts in thousands):

                                FUND                                AMOUNT
                                ----                                -------
    Short-Term Municipal Bond Fund .............................    $ 5,463
    Intermediate Tax-Free Bond Fund ............................     34,832
    Tax-Free Bond Fund .........................................     31,051
    Municipal Income Fund ......................................     56,235
    Arizona Municipal Bond Fund ................................      8,940
    Kentucky Municipal Bond Fund ...............................      7,079
    Louisiana Municipal Bond Fund ..............................      6,504
    Michigan Municipal Bond Fund ...............................     13,234
    Ohio Municipal Bond Fund ...................................      9,560
    West Virginia Municipal Bond Fund ..........................      4,715

                                      142
Continued

Report of Independent Accountants
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

To the Board of Trustees and Shareholders of One Group Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the ten portfolios listed in Note 1 (each a series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented (other than those financial highlights that have been audited by other independent accountants), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Short-Term Municipal Bond, the Tax-Free Bond Fund and the Michigan Municipal Bond Fund for all periods ended on or before December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Columbus, Ohio
August 16, 2001

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

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

 One Group is distributed by
 The One Group Services Company,
 which is not affiliated with Bank
 One Corporation. Affiliates of
 Bank One Corporation receive
 fees for providing investment advisory,
 administrative and other services
 to the Funds.

 Call Investor Services at
 The One Group Service Center
 at 1 800 480 4111 for a prospectus
 containing complete information
 about charges and expenses. Read
 carefully before investing. Past
 performance is no guarantee of
 future results.

 BANC ONE
 INVESTMENT
 ADVISORS
 CORPORATION
 TOG-F-035-AN (8/01)

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